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          LB SERIES FUND, INC.
-----------------------------------------

[GRAPHIC OMITTED:  COMPASS WITH WORDS CHOICE PROTECTION ACCUMULATION]

           Semiannual Report

            June 30, 2002

[THRIVENT FINANCIAL FOR LUTHERANS LOGO OMITTED]

Our Message to You

June 30, 2002

Dear Member:

Enclosed is the LB Series Fund, Inc. Semiannual Report for the six months ended June 30, 2002.

Keeping in mind the world events that transpired before we sent our most recent annual report to you, the last six months were, by contrast, almost mundane. Yet the world economy and markets have been quite active. Trading volumes in securities markets were high during the six months ended June 30, 2002, but investors were unable to establish a clear trend.

These are historic times for us. Following the merger of Aid Association for Lutherans and Lutheran Brotherhood at the beginning of this year, we recently changed our name to Thrivent Financial for Lutherans (Thrivent Financial). Many times over the last several months I have found myself reflecting on the dedicated men and women who built these amazing financial and fraternal organizations and imagined how they would be in awe of the new organization that has grown from the seeds of their labor. Our merger is witness to the generations of terrific work that preceded us. I believe our founders would, like us, be all at once proud and humbled by what this organization has become.

[PHOTO OMITTED: ROLF F. BJELLAND]

As part of the nurturing of this merger of two very large financial services organizations, the investment operations of Thrivent Financial have fully merged. The result is some new faces in familiar roles and some familiar faces in new roles. In the pages that follow, you'll see that the leadership of the investment adviser is now in place. There have been changes in portfolio management for the Opportunity Growth Portfolio, Value Portfolio, and the Income Portfolio.

All of these changes come from talent within the ranks of Thrivent Financial. All of these portfolio management changes were communicated to investors earlier in the year, shortly after they were made. These are the efficiencies generally created by any merger - the savings generated by eliminating unnecessary duplication of effort. While portfolio management changes have been made, rest assured that the investment objectives and prospectus directives of the individual portfolios in the LB Series Fund, Inc., have not changed.

In the "Economic and Market Overview" that follows, Jim Abitz, Thrivent Financial's Senior Vice President, Investments, has prepared a summary of the forces influencing the performance of your investments during the six-month period ended June 30, 2002. Following Jim's overview are the portfolio manager reviews for the seven portfolios that have been in effect for at least one year.

Additional changes are on the way. In the months ahead, staff from our new, combined organization will continue the process of rolling out our new name and identity to members and the public. Staff from our Appleton, Wisconsin and Minneapolis, Minnesota offices will continue with our financial associates across the nation to look for ways to provide value and efficiency for members in the new organization. The historic merger that took place last January made us the largest fraternal organization in the history of the United States. Now we are working to make sure that the nation's largest fraternal, Thrivent Financial for Lutherans, is also the nation's best fraternal.

On behalf of the Board of Directors of the LB Series Fund, Inc., I can tell you that we are all honored to be a part of this historic work. Watch your mail for more information as the new name is installed, new products and services become available, and new fraternal value is born.

As always, thank you for turning to us for your financial solutions.

Sincerely,

Rolf F. Bjelland
Chairman
LB Series Fund, Inc.

Economic and Market Overview

June 30, 2002

[PHOTO OMITTED: JAMES H. ABITZ]

James H. Abitz
Senior Vice President, Investments

Renewed volatility roiled the financial markets during the six months ended June 30, 2002-a period which saw market sentiment deteriorate amid mounting concern over corporate accounting practices. With investor confidence flagging, stocks as a whole sustained losses, though value-oriented shares generally outperformed growth issues. Investment-grade bonds finished the period with positive returns, while high-yield bonds delivered mixed performance.

U.S. Economy
The U.S. economy snapped back sharply in the first quarter of 2002, expanding by 5.0% before slumping to an estimated 1.1% rate of growth in the second quarter. Economic growth was fueled by productivity gains and healthy demand for big-ticket items like housing and automobiles. Capital spending also recovered in the second quarter, though largely on the strength of investments in inventory.

Despite economic renewal, labor conditions remained fragile during the first half of the year. The U.S. unemployment rate reached an eight-year high of 6.0% in April, before falling slightly in May and June. On a brighter note, though, job losses in the manufacturing sector moderated, while non-farm payroll employment stabilized in the second quarter. In addition, consumer confidence showed measurable improvement.

Inflation & Monetary Policy
Inflationary pressures were muted throughout the first half of 2002, even after factoring in a modest increase in energy prices. Competitive pressures and excess industrial capacity stymied manufacturers' ability to raise prices, while soaring productivity helped contain production costs. With inflation under control, the Federal Reserve left interest rates unchanged, marking the end of a monetary easing cycle which saw short-term interest rates hit a 40-year low. In turn, low interest rates fueled an early surge in home refinancing, while providing strong incentives for business investment.

Equity Performance
The equity markets were witness to choppy trading patterns, even as the U.S. economy showed signs of recovery. Early on, sluggish corporate earnings served as a primary source of concern for investors. Then, as a number of high-profile accounting scandals came to light, market participants reoriented their focus toward corporate accounting practices. Following the collapse of energy trader Enron Corp., investors began selling off shares of large, highly leveraged firms, as well as those with aggressive acquisition histories. Major telecommunications providers in particular came under heavy selling pressure, even before the second-largest carrier in the nation-WorldCom-admitted to accounting irregularities.

While value-oriented shares generally outpaced growth issues during the period, market capitalization also had a bearing on performance. On balance, small- and mid-capitalization stocks fared best, with the medium-company S&P MidCap 400 Index posting a -2.30% total return, and the small-company Russell 2000 returning -4.69%. Large-company growth stocks sustained greater losses; the S&P 500 Index finished the period with a -13.16% total return, while the technology-heavy NASDAQ Composite Index lost 24.84% of its value.

Fixed-Income Performance
Volatile conditions in the equity markets sparked a modest flight to quality during the period, providing a boost to investment-grade bond prices. Asset- and mortgage-backed bonds performed particularly well during the first quarter, while the rising tide of accounting-related concerns sparked increased demand for government agency securities in May and June. For the period, the Lehman Brothers Aggregate Bond Index-a broad barometer of investment-grade bond performance-generated a 3.79% return.

The high-yield bond market began the year with a flourish, buoyed by improved economic conditions and strong technical support. May and June ushered in a rapid reversal in market sentiment, however, owing to accounting-related concerns and setbacks in the telecommunications and energy services industries. High-yield bonds sold off sharply as a result, contributing to the -4.84% total return of the Lehman Brothers High Yield Index.

Outlook
A broad range of issues have conspired to undermine investors' confidence over the past six months, not the least of which are turmoil in the Middle East, lingering economic weakness and concerns over financial reporting standards. Until the corporate earnings picture improves and firms take measures to restore investors' trust, it may be difficult to brighten investors' near-term outlook. Potential market woes could be exacerbated if the current economic recovery slows significantly from its recent pace.

Fortunately, there is reason for optimism in the months ahead. With its aggressive approach toward monetary policy in 2001, the Federal Reserve has created favorable conditions for economic expansion over the balance of 2002. Already, manufacturing activity has picked up, while capital spending has also shown signs of rebounding. Typically, as businesses' investment increases and corporate earnings improve, investment returns follow suit. In the current climate, however, investors will require further reassurance that companies are accurately representing their financial position. How quickly and convincingly corporate America can regain financial credibility could determine the timing and direction of investment returns.

Opportunity Growth Portfolio

LB Series Fund, Inc.

[PHOTO OMITTED: ANDREA J. THOMAS]

Andrea J. Thomas is the portfolio manager of the Opportunity Growth Portfolio. She joined Thrivent Financial for Lutherans in 1993 and served as the associate portfolio manager of the Portfolio from 1997 through February 2002.

Opportunity Growth Portfolio
seeks long-term growth of capital by investing primarily in common stocks of small companies.

Portfolio Facts
Inception Date:     1/18/96
Total Net Assets
(In millions):       $269.1

Small-company growth investors faced challenging conditions during the six-month period ended June 30, 2002, including accounting-related concerns and sluggish corporate earnings growth. The LB Series Fund, Inc. Opportunity Growth Portfolio finished the reporting period with a -18.14% total return, while its market benchmark, the small-company Russell 2000 Index, returned -4.69%.

Investor Psychology Deteriorates
Early on, gains in the small-capitalization universe were largely contained to "microcaps," which are stocks issued by companies with very small market capitalizations. Owing to their highly speculative nature, we avoided investing in these types of issues, causing the Portfolio to underperform its peers during the first quarter. This same strategy proved beneficial later in the period, however, as microcaps gradually fell out of favor.

Growth stocks as a whole sold off sharply in the second quarter, as investors reacted to accounting woes afflicting large, well-established firms. While large-company growth stocks initially suffered the heaviest losses, smaller-company stocks were eventually caught in the undertow as well. May and June were particularly difficult months for small-cap investors, with the Russell 2000 Index losing over 10% of its value. Although company fundamentals were little changed during this time, accounting-related concerns, coupled with gloomy earnings projections, conspired to darken investor sentiment.

While the Portfolio's biotechnology and technology holdings sustained significant losses during the second quarter, we were able to cushion the Portfolio by increasing our cash position and underweighting consumer discretionary stocks, which underperformed on fears of a dip in consumer spending. Owing to the poor earnings visibility of most small companies, we maintained a market-neutral position in most other sectors of the economy.

Outlook
As the equity markets try to regain their footing, the near-term outlook for small-company stocks is uncertain. While economic fundamentals have strengthened measurably over the past six months, some worry that bearish market psychology could trigger a pullback in consumer spending and, subsequently, economic growth rates. Although fears of a so-called "double dip" recession may be overblown, companies must still grapple with the reality of stagnant earnings growth, while at the same time striving to regain credibility with investors. Until these issues are addressed, we look for stocks to continue trading sideways.

With financial reporting worries still in the forefront, it is important to note that small companies are typically less vulnerable to aggressive accounting practices than their larger counterparts. This is due in part to small companies' straightforward organizational structures and less complicated balance sheets. While these hallmarks in no way insulate investors from corporate rogues or stock market volatility, they do provide an added level of security in an environment replete with mistrust. To what degree companies of all sizes can collectively reassure investors over the balance of 2002 remains to be seen.

[GRAPHIC PIE CHART OMITTED:  PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)
Common Stocks - 96.0%
Short-Term Securities - 4.0%

Top 10 Holdings                                          % of Portfolio
------------------------------------------------------------------------
Career Education Corp.                                             0.9%
Hot Topic, Inc.                                                    0.9%
Too, Inc.                                                          0.8%
Charles River Laboratories International, Inc.                     0.7%
Alliant Techsystems, Inc.                                          0.7%
Cost Plus (California), Inc.                                       0.7%
ChoicePoint, Inc.                                                  0.6%
Province Healthcare Co.                                            0.6%
Forward Air Corp.                                                  0.6%
XTO Energy, Inc.                                                   0.6%

Footnote reads:  These holdings represent 7.1% of the total investment portfolio.

[GRAPHIC OMITTED:  TOP 10 INDUSTRIES]

Top 10 Industries

Retail                                                             9.4%
Computers - Hardware                                               7.9%
Services                                                           7.7%
Computers - Software & Services                                    7.2%
Oil & Gas                                                          6.1%
Distributors                                                       6.0%
Electronics                                                        5.1%
Biotechnology                                                      5.1%
Health Care - Medical Products & Supplies                          3.7%
Restaurants                                                        3.7%

Footnote reads:  These industries represent 61.9% of the total investment portfolio

[GRAPHIC WORM CHART OMITTED:]

                 Performance Through June 30, 2002
              Growth of $10,000 Invested Since 1/31/96

                  Opportunity
                     Growth         Russell 2000        Consumer
Date                Portfolio           Index          Price Index
01/31/96            $10,000           $10,000           $10,000
02/29/96             10,416            10,312            10,032
03/31/96             10,722            10,525            10,084
04/30/96             11,944            11,089            10,123
05/31/96             12,716            11,525            10,142
06/30/96             11,871            11,052            10,149
07/31/96             10,855            10,087            10,168
08/31/96             11,499            10,673            10,188
09/30/96             12,342            11,090            10,220
10/31/96             11,364            10,920            10,253
11/30/96             10,954            11,369            10,272
12/31/96             11,302            11,667            10,272
01/31/97             11,528            11,901            10,304
02/28/97             10,533            11,613            10,337
03/31/97              9,415            11,065            10,363
04/30/97              9,009            11,095            10,376
05/31/97             10,338            12,329            10,369
06/30/97             10,887            12,858            10,382
07/31/97             11,454            13,456            10,395
08/31/97             11,721            13,764            10,415
09/30/97             13,018            14,772            10,440
10/31/97             12,246            14,123            10,466
11/30/97             11,776            14,032            10,460
12/31/97             11,407            14,277            10,447
01/31/98             11,063            14,052            10,466
02/28/98             11,739            15,090            10,486
03/31/98             12,175            15,712            10,505
04/30/98             12,216            15,798            10,525
05/31/98             11,219            14,947            10,544
06/30/98             11,305            14,978            10,557
07/31/98             10,451            13,765            10,570
08/31/98              8,200            11,094            10,583
09/30/98              8,812            11,963            10,596
10/31/98              9,345            12,451            10,622
11/30/98              9,990            13,104            10,622
12/31/98             11,066            13,915            10,615
01/31/99             10,904            14,096            10,641
02/28/99              9,855            12,959            10,654
03/31/99             10,027            13,162            10,687
04/30/99             10,242            14,341            10,764
05/31/99             10,645            14,553            10,764
06/30/99             11,352            15,207            10,764
07/31/99             11,343            14,787            10,797
08/31/99             10,861            14,243            10,823
09/30/99             11,168            14,243            10,874
10/31/99             11,244            14,304            10,894
11/30/99             12,273            15,175            10,900
12/31/99             14,114            16,893            10,900
01/31/00             13,482            16,619            10,926
02/28/00             16,061            19,366            10,991
03/31/00             15,285            18,092            11,082
04/30/00             13,959            17,003            11,088
05/31/00             13,037            16,010            11,095
06/30/00             14,818            17,409            11,159
07/31/00             13,786            16,864            11,179
08/31/00             15,646            18,144            11,192
09/30/00             15,185            17,607            11,250
10/31/00             14,580            16,822            11,269
11/30/00             12,183            15,094            11,276
12/31/00             13,261            16,400            11,269
01/31/01             13,277            17,255            11,341
02/28/01             11,494            16,123            11,386
03/31/01             10,296            15,334            11,412
04/30/01             11,409            16,533            11,457
05/31/01             11,553            16,938            11,509
06/30/01             11,668            17,511            11,528
07/31/01             11,251            16,586            11,496
08/31/01             10,616            16,051            11,496
09/30/01              9,048            13,889            11,548
10/31/01              9,794            14,702            11,509
11/30/01             10,380            15,842            11,490
12/31/01             10,872            16,821            11,444
01/31/02             10,468            16,648            11,470
02/28/02              9,884            16,192            11,516
03/31/02             10,523            17,493            11,580
04/30/02             10,140            17,653            11,645
05/31/02              9,674            16,869            11,645
06/30/02              8,901            16,030            11,678

INSET LEGEND READS:
Russell 2000
Index $16,030

Consumer
Price Index
$11,678

Opportunity
Growth
Portfolio
$8,901

*See accompanying notes to Portfolio Management Reviews.

INSET BOX ON CHART READS:

Opportunity Growth Portfolio
Annualized Total Returns*
-------------------------------------

Since inception
1/18/96                        -0.98%
5 Years                        -3.95%
1 Year                        -23.72%

Mid Cap Growth Portfolio

LB Series Fund, Inc.

[PHOTO OMITTED: BRIAN L. THORKELSON]

Brian L. Thorkelson is the portfolio manager of the Mid Cap Growth Portfolio. He joined Thrivent Financial for Lutherans in 1987 and has served as a portfolio manager since 1998.

Mid Cap Growth Portfolio
seeks long-term growth of capital by investing primarily in common stocks of medium sized companies.

Portfolio Facts
Inception Date:     1/30/98
Total Net Assets
(In millions):       $17.9

Mid-cap growth stocks posted respectable returns early in the year, only to sell off in May and June amid a cloud of speculation and corporate intrigue. For the period ended June 30, 2002, the LB Series Fund, Inc. Mid Cap Growth Portfolio finished with a -15.98% total return, while the Portfolio's market benchmark, the S&P MidCap 400 Index, returned -2.30%.

Investors Turn Defensive
Mid-cap returns were mixed early in the period, with value stocks outperforming growth-oriented issues by a wide margin in January and February. Growth stock valuations recovered in March, led by a surge in technology and energy shares, before selling off in April amid moderating expectations for economic growth.

During the first quarter, consumer discretionary stocks, such as those in the retail, leisure and hospitality industries, delivered particularly strong returns, reflecting continued strength in consumer spending. Over this time, our underweight position in consumer-driven stocks hurt relative performance, while the Portfolio's growth orientation also proved detrimental in a defensive environment.

Market conditions quickly deteriorated in May and June, as a growing list of companies admitted to artificially inflating past earnings reports. While most of the trouble centered on large multinationals, mid-cap growth stocks were eventually caught in the crossfire. With investors fleeing growth sectors of the economy, the Portfolio's technology and biotechnology holdings came under heavy pressure. We partially offset these losses by underweighting the Portfolio in poor-performing telecommunications stocks, as well as in consumer discretionary issues, which petered out late in the period. We were also able to bolster cash reserves by taking profits in some of the Portfolio's health care holdings.

Outlook
Over the past six months, investors have struggled to find positive news amid the gloom of accounting scandals and downcast earnings projections. Given these uncertain circumstances, we are likely to remain market-neutral in most economic sectors over the near-term. As businesses ramp up spending, we anticipate putting the Portfolio's cash to work by increasing our exposure to companies tied to the capital investment cycle.

While an end to the current bear market may at times seem elusive, it is important to note that both inflation and interest rates are at their lowest levels in decades. Historically, conditions such as these have served as a catalyst for corporate earnings, which ultimately drive stock prices. As companies begin to shore up their balance sheets and tighten financial reporting procedures, we expect investor confidence to gradually increase. Improved market psychology, coupled with a healthier earnings environment, should ultimately bode well for mid-cap growth investors.

[GRAPHIC PIE CHART OMITTED:  PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)
Common Stocks - 97.4%
Short-Term Securities - 2.6%

Top 10 Holdings                                       % of Portfolio
--------------------------------------------------------------------
Intuit, Inc.                                                 1.0%
Microchip Technology, Inc.                                   0.9%
Laboratory Corp. of America Holdings                         0.9%
Gilead Sciences, Inc.                                        0.8%
Dollar Tree Stores, Inc.                                     0.8%
Electronic Arts, Inc.                                        0.8%
AmerisourceBergen Corp.                                      0.8%
Affiliated Computer Services, Inc., Class A                  0.7%
Concord EFS, Inc.                                            0.7%
Fiserv, Inc.                                                 0.7%

Footnote reads:  These holdings represent 8.1% of the total investment portfolio.

{GRAPHIC OMITTED:  TOP 10 INDUSTRIES]

Top 10 Industries

Retail                                           8.8%
Computers - Software & Services                  8.6%
Oil & Gas                                        8.4%
Computers - Hardware                             7.9%
Services                                         7.8%
Distributors                                     5.0%
Biotechnology                                    4.8%
Health Care Management                           4.0%
Electronics                                      3.6%
Financial - Diversified                          3.4%

Footnote reads:  These industries represent 62.3% of the total investment portfolio

[GRAPHIC WORM CHART OMITTED:]

               Performance Through June 30, 2002
            Growth of $10,000 Invested Since 1/31/98

                  Mid Cap            S&P
                  Growth            Midcap       Consumer
Date             Portfolio        400 Index     Price Index
01/31/98          10,000          $10,000        10,000
02/28/98          10,732           10,828        10,019
03/31/98          11,132           11,316        10,037
04/30/98          11,224           11,523        10,056
05/31/98          10,650           11,005        10,074
06/30/98          10,968           11,074        10,087
07/31/98          10,457           10,645        10,099
08/31/98           8,344            8,665        10,111
09/30/98           8,868            9,498        10,124
10/31/98           9,393           10,347        10,149
11/30/98          10,084           10,864        10,149
12/31/98          11,162           12,176        10,142
01/31/99          11,588           11,702        10,167
02/28/99          10,939           11,089        10,179
03/31/99          11,624           11,400        10,210
04/30/99          12,050           12,298        10,285
05/31/99          11,920           12,352        10,285
06/30/99          12,843           13,014        10,285
07/31/99          12,704           12,737        10,316
08/31/99          12,487           12,300        10,340
09/30/99          12,453           11,920        10,390
10/31/99          13,387           12,528        10,408
11/30/99          14,357           13,182        10,415
12/31/99          16,704           13,965        10,415
01/31/00          16,493           13,571        10,439
02/28/00          20,549           14,521        10,501
03/31/00          20,047           15,736        10,588
04/30/00          18,689           15,186        10,594
05/31/00          17,859           14,997        10,600
06/30/00          19,007           15,218        10,662
07/31/00          18,586           15,458        10,681
08/31/00          20,821           17,185        10,693
09/30/00          20,590           17,068        10,749
10/31/00          19,689           16,489        10,767
11/30/00          17,733           15,244        10,774
12/31/00          18,936           16,411        10,767
01/31/01          19,025           16,777        10,835
02/28/01          16,177           15,819        10,879
03/31/01          14,383           14,643        10,903
04/30/01          16,328           16,259        10,947
05/31/01          16,313           16,637        10,996
06/30/01          16,189           16,571        11,015
07/31/01          15,554           16,324        10,984
08/31/01          14,564           15,790        10,984
09/30/01          12,616           13,826        11,033
10/31/01          13,550           14,438        10,996
11/30/01          14,654           15,513        10,978
12/31/01          15,198           16,313        10,934
01/31/02          14,733           16,230        10,959
02/28/02          14,118           16,249        11,002
03/31/02          14,925           17,411        11,064
04/30/02          14,435           17,329        11,126
05/31/02          14,065           17,036        11,126
06/30/02          12,770           15,789        11,157

INSET LEGENDS READS:
S&P MidCap
400 Index
$15,789

Mid Cap
Growth
Portfolio
$12,770

Consumer
Price Index
$11,157

*See accompanying notes to Portfolio Management Reviews.

INSET BOX ON CHART READS:

Mid Cap Growth Portfolio
Annualized Total Returns*
------------------------------------

Since inception
1/30/98                        5.70%
1 Year                       -21.12%

World Growth Portfolio

LB Series Fund, Inc.

[T. ROWE PRICE INTERNATIONAL, INC. LOGO OMITTED]

The World Growth Portfolio is subadvised by T. Rowe Price International, Inc., which uses an investment advisory group that has day-to-day responsibility for managing the Portfolio and developing and executing the Portfolio's investment program. Members of the advisory group of the Portfolio include Mark C. J. Bickford Smith, Frances Dydasco, John R. Ford, James B. M. Seddon and David J. L. Warren.

World Growth Portfolio seeks long-term capital growth by investing primarily in common stocks issued by established non-U.S. companies.**

Portfolio Facts
Inception Date:              1/18/96
Total Net Assets
(In millions):                $411.3

International stocks finished the six-month period ended June 30, 2002, modestly lower, despite outperforming U.S. equities. The LB Series Fund, Inc. World Growth Portfolio finished the reporting period with a -3.36% total return, while its market benchmark, Morgan Stanley Capital International's Europe, Australasia and Far East (EAFE) Index, returned -1.58%.

Performance Varies by Region
European shares traded lower early in the year, as investors scrutinized corporate balance sheets for signs of irregularities. The Portfolio's European telecommunications holdings came under heavy pressure during this time, with LM Ericsson, Vodafone and Nokia sustaining the greatest losses. Conversely, our investors benefited from strong stock selection in the media and financial services segments. Strengthening economic conditions across Europe provided the Portfolio with added momentum late in the second quarter.

Latin American markets suffered from heightened political tensions during the period, putting a damper on returns in the region. On balance, stocks in Mexico generated the strongest returns, despite the peso's decline in value relative to the U.S. dollar. The Portfolio's holdings in Brazil saw periods of outperformance, but finished in negative territory, owing to continued political uncertainty. While we stayed clear of the region's most volatile markets, we continued to overweight Latin America as a whole.

With many investors anticipating an export-led cyclical rebound in Japan, Japanese equities experienced a modest turnaround during the first half of the year. Bolstered by strong technical factors and the appreciating yen, the Portfolio's holdings in Japan finished modestly higher in dollar-denominated terms. Elsewhere in Asia, markets in South Korea and Taiwan flourished during much of the first quarter, before cooling off later in the period. Stocks in Hong Kong and Singapore delivered mixed performance, with returns heavily influenced by fluctuating currency values.

Outlook
As is typically the case, international markets are likely to be paced by trends in U.S. consumer spending over the coming months. If the U.S. economy continues to move forward, low interest rates in most countries should support a modest recovery in corporate earnings, though many growth sectors remain depressed. We believe European markets offer the best potential for gains during the second half of 2002. As such, we anticipate keeping a majority of the Portfolio's assets invested in the region. We believe the long-term economic outlook is also positive in Latin America, though political unrest may occasionally put a damper on returns there.

While we are heartened by the upswing in returns from Japan, we believe a good share of recent advances have been fueled by strong technical support, which is likely to moderate over the coming months. Until we see further efforts to stimulate consumer spending, we will continue to underweight Japan relative to the EAFE Index. We are more optimistic about other regions of the Pacific Rim, particularly emerging markets. As Asian economies continue to grow, we believe our investments there will ultimately follow suit.

[GRAPHIC PIE CHART OMITTED:  PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)
Common Stocks & Warrants              99.1%
Preferred Stocks                       0.9%

      Top 10                        % of
     Countries                    Portfolio
-------------------------------------------
United Kingdom                       27.2%
France                               14.9%
Japan                                13.0%
Netherlands                           7.3%
Italy                                 6.3%
Switzerland                           5.8%
Sweden                                3.5%
Germany                               3.3%
Spain                                 3.3%
Republic of Korea                     2.9%

Footnote reads:  These holdings represent 87.5% of the total investment portfolio.

                                                                                         % of
Top 10 Holdings                                   Country                              Portfolio
-------------------------------------------------------------------------------------------------
GlaxoSmithKline plc                                United Kingdom                        3.8%
Total Fina Elf, Class B                            France                                3.0%
Royal Bank of Scotland Group plc                   United Kingdom                        2.8%
Reed International plc                             United Kingdom                        2.7%
Nestle SA                                          Switzerland                           2.4%
Shell Transport & Trading Co. plc                  United Kingdom                        2.0%
BNP Paribas SA                                     France                                2.0%
Securitas AB, Class B                              Sweden                                1.9%
Aventis SA                                         France                                1.8%
Vodafone Group plc (USD)                           United Kingdom                        1.7%

Footnote reads:  These holdings represent 24.1% of the total investment portfolio

[GRAPHIC WORM CHART OMITTED:]

              Performance Through June 30, 2002
           Growth of $10,000 Invested Since 1/31/96

                               Morgan Stanley
                 World             Capital
                Growth          International        Consumer
Date           Portfolio          EAFEIndex         Price Index
01/31/96       $10,000             $10,000             $10,000
02/29/96        $9,974              10,036              10,032
03/31/96        10,098              10,252              10,084
04/30/96        10,355              10,552              10,123
05/31/96        10,336              10,360              10,142
06/30/96        10,468              10,421              10,149
07/31/96        10,137              10,119              10,168
08/31/96        10,290              10,143              10,188
09/30/96        10,534              10,415              10,220
10/31/96        10,481              10,311              10,253
11/30/96        10,965              10,723              10,272
12/31/96        11,025              10,588              10,272
01/31/97        10,871              10,220              10,304
02/28/97        10,983              10,389              10,337
03/31/97        10,967              10,430              10,363
04/30/97        11,035              10,487              10,376
05/31/97        11,738              11,172              10,369
06/30/97        12,239              11,791              10,382
07/31/97        12,568              11,985              10,395
08/31/97        11,433              11,092              10,415
09/30/97        12,195              11,715              10,440
10/31/97        11,306              10,816              10,466
11/30/97        11,276              10,708              10,460
12/31/97        11,335              10,805              10,447
01/31/98        11,737              11,302              10,466
02/28/98        12,423              12,030              10,486
03/31/98        12,851              12,402              10,505
04/30/98        12,952              12,503              10,525
05/31/98        12,928              12,445              10,544
06/30/98        12,924              12,542              10,557
07/31/98        13,082              12,673              10,570
08/31/98        11,483              11,105              10,583
09/30/98        11,226              10,768              10,596
10/31/98        12,223              11,893              10,622
11/30/98        12,781              12,505              10,622
12/31/98        13,233              13,002              10,615
01/31/99        13,102              12,967              10,641
02/28/99        12,870              12,661              10,654
03/31/99        13,391              13,192              10,687
04/30/99        13,887              13,731              10,764
05/31/99        13,256              13,026              10,764
06/30/99        13,762              13,537              10,764
07/31/99        14,022              13,943              10,797
08/31/99        14,177              13,997              10,823
09/30/99        14,259              14,142              10,874
10/31/99        14,729              14,675              10,894
11/30/99        15,758              15,188              10,900
12/31/99        17,749              16,555              10,900
01/31/00        16,652              15,506              10,926
02/29/00        17,555              15,926              10,991
03/31/00        17,741              16,547              11,082
04/30/00        16,752              15,680              11,088
05/31/00        16,153              15,301              11,095
06/30/00        16,952              15,902              11,159
07/31/00        16,396              15,239              11,179
08/31/00        16,788              15,374              11,192
09/30/00        15,739              14,629              11,250
10/31/00        15,137              14,286              11,269
11/30/00        14,358              13,754              11,276
12/31/00        14,888              14,246              11,269
01/31/01        15,055              14,254              11,341
02/28/01        13,725              13,192              11,386
03/31/01        12,667              12,299              11,412
04/30/01        13,689              13,147              11,457
05/31/01        13,087              12,663              11,509
06/30/01        12,548              12,145              11,528
07/31/01        12,257              11,937              11,496
08/31/01        11,950              11,672              11,496
09/30/01        10,712              10,492              11,548
10/31/01        11,043              10,761              11,509
11/30/01        11,512              11,158              11,490
12/31/01        11,757              11,225              11,444
01/31/02        11,195              10,629              11,470
02/28/02        11,314              10,704              11,516
03/31/02        11,917              11,289              11,580
04/30/02        11,839              11,370              11,645
05/31/02        11,848              11,525              11,645
06/30/02        11,362              11,048              11,678

INSET LEGENDS READS:

Consumer
Price Index
$11,678

World
Growth
Portfolio
$11,362

Morgan Stanley
Capital
International
EAFE Index
$11,048

*See accompanying notes to Portfolio Management Reviews.

INSET TEXT BOX ON CHART READS:

World Growth Portfolio
Annualized Total Returns*
------------------------------------
Since inception
1/18/96                        2.02%
5 Years                       -1.48%
1 Year                        -9.45%

Growth Portfolio

LB Series Fund, Inc.

[PHOTO OMITTED: SCOTT A. VERGIN]

Scott A. Vergin is the portfolio manager for the Growth Portfolio. He joined Thrivent Financial for Lutherans in 1984 and has served as a portfolio manager since 1994.

Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of established companies.

Portfolio Facts
Inception Date:               1/9/87
Total Net Assets
(In millions):              $2,624.4

The first half of 2002 proved disappointing for large-company growth investors, with corporate accounting concerns and weak technical factors weighing down overall returns. For the six-month period ended June 30, 2002, the LB Series Fund, Inc. Growth Portfolio delivered a -20.97% total return, while its market benchmark, the large-company S&P 500 Index, returned -13.16%.

Worries Mount
Already anxious about weak corporate earnings growth, investors faced a new set of worries during the first six months of the year. Early in the first quarter, market volatility escalated on word of energy trader Enron's debt woes, and accelerated still further as the period progressed. As Enron's accounting practices came to light, investors began to fear that other large companies might come unraveled, as well. Consequently, issuers with high short-term debt loads and stretched balance sheets came under heavy selling pressure.

After recovering in March, growth stocks were pummeled in April, hampered by capital outflows from mutual funds, Middle East tensions and vacillating economic expectations. Our decision to bring down cash levels late in the first quarter ultimately hurt the Portfolio's relative performance as our relatively aggressive posture proved ill-timed.

Large-cap valuations continued to retreat in May and June, which saw the S&P 500 Index turn in its weakest first-half performance in over 25 years. Despite improving economic conditions, investors continued to trade on worry and speculation, targeting companies with even slight tinges of balance sheet or earnings uncertainty. While our holdings in defensive industries held up well in the second quarter, stocks issued by telecommunications providers, cable companies and independent power producers contributed negatively to relative performance.

Outlook
With high levels of pessimism permeating the financial markets, it is difficult to ascertain just when large-cap growth stocks will reach a bottom. With market participants growing increasingly defensive, large companies have made for easy selling targets, due in part to their scale and complex organizational structures. In the scramble to find the next Enron, however, many otherwise-healthy companies have been unduly penalized, particularly those in out-of-favor industries. It is this sort of overreaction that has exacerbated the market's downdraft.

In order for stocks to recover, it will be critical for investors to regain confidence-not only in companies' financial reporting practices, but also in their potential for sales and earnings growth. Barring unforeseen circumstances, we expect economic fundamentals to improve marginally over the coming year, while conditions should remain ripe for increased business investment. Going forward, we will continue to keep our cash reserves low, but until we detect a noticeable shift in market trends, we anticipate making few major changes to the Portfolio's overall asset mix.

[GRAPHIC PIE CHART OMITTED:  PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)
Common Stocks - 99.7%
Short-Term Securities - 0.3%

Top 10 Holdings                                       % of Portfolio
--------------------------------------------------------------------
Pfizer, Inc.                                                 4.0%
Microsoft Corp.                                              3.7%
General Electric Co.                                         3.0%
Citigroup, Inc.                                              2.4%
Wal-Mart Stores, Inc.                                        2.4%
American International Group, Inc.                           2.1%
Home Depot, Inc.                                             1.9%
Cisco Systems, Inc.                                          1.7%
Viacom, Inc., Class B                                        1.6%
Johnson & Johnson                                            1.6%

Footnote reads:  These holdings represent 24.4% of the total investment portfolio.

[GRAPHIC OMITTED:  TOP 10 INDUSTRIES]

Top 10 Industries

Retail                                                       10.7%
Health Care - Drugs & Pharmaceuticals                        10.6%
Computers - Hardware                                          9.3%
Financial - Diversified                                       8.5%
Computers - Software & Services                               6.9%
Conglomerates                                                 4.3%
Health Care Management                                        3.8%
Oil & Gas                                                     3.7%
Insurance                                                     3.6%
Leisure Products                                              3.3%

Footnote reads:  These industries represent 64.7% of the total investment portfolio

[GRAPHIC WORM CHART OMITTED:]

               Performance Through June 30, 2002
           Growth of $10,000 Invested Since 6/30/92

                 Growth              S&P 500       Consumer
Date            Portfolio             Index       Price Index
06/30/92         $10,000           $10,000        $10,000
07/31/92          10,333            10,422         10,021
08/31/92          10,116            10,197         10,050
09/30/92          10,256            10,316         10,078
10/31/92          10,520            10,364         10,114
11/30/92          11,049            10,702         10,128
12/31/92          11,120            10,836         10,121
01/31/93          11,312            10,936         10,171
02/28/93          11,282            11,073         10,207
03/31/93          11,595            11,308         10,243
04/30/93          11,383            11,047         10,271
05/31/93          11,677            11,324         10,285
06/30/93          11,688            11,362         10,300
07/31/93          11,655            11,328         10,300
08/31/93          12,083            11,747         10,328
09/30/93          12,194            11,656         10,350
10/31/93          12,302            11,909         10,392
11/30/93          11,971            11,783         10,399
12/31/93          12,243            11,930         10,399
01/31/94          12,628            12,344         10,428
02/28/94          12,286            11,997         10,464
03/31/94          11,690            11,477         10,499
04/30/94          11,674            11,634         10,514
05/31/94          11,689            11,805         10,521
06/30/94          11,291            11,516         10,556
07/31/94          11,560            11,906         10,585
08/31/94          12,086            12,386         10,628
09/30/94          11,890            12,081         10,656
10/31/94          12,058            12,363         10,663
11/30/94          11,584            11,904         10,678
12/31/94          11,672            12,079         10,678
01/31/95          11,929            12,402         10,720
02/28/95          12,399            12,875         10,763
03/31/95          12,752            13,260         10,799
04/30/95          13,121            13,657         10,835
05/31/95          13,527            14,183         10,856
06/30/95          14,119            14,513         10,877
07/31/95          14,875            15,005         10,877
08/31/95          14,921            15,035         10,906
09/30/95          15,388            15,668         10,927
10/31/95          15,430            15,623         10,963
11/30/95          15,995            16,296         10,956
12/31/95          16,022            16,610         10,949
01/31/96          16,411            17,187         11,013
02/28/96          16,753            17,335         11,049
03/31/96          16,811            17,505         11,106
04/30/96          17,412            17,771         11,148
05/31/96          17,796            18,210         11,170
06/30/96          17,564            18,281         11,177
07/31/96          16,808            17,480         11,198
08/31/96          17,468            17,843         11,220
09/30/96          18,531            18,844         11,255
10/31/96          18,847            19,376         11,291
11/30/96          20,046            20,833         11,312
12/31/96          19,613            20,420         11,312
01/31/97          20,910            21,709         11,348
02/28/97          20,646            21,867         11,384
03/31/97          19,675            20,966         11,412
04/30/97          20,589            22,227         11,427
05/31/97          22,049            23,562         11,419
06/30/97          22,987            24,620         11,434
07/31/97          25,022            26,580         11,448
08/31/97          24,027            25,086         11,469
09/30/97          25,357            26,469         11,498
10/31/97          24,514            25,595         11,526
11/30/97          25,177            26,770         11,519
12/31/97          25,532            27,230         11,505
01/31/98          25,710            27,544         11,526
02/28/98          27,524            29,518         11,548
03/31/98          28,912            31,033         11,569
04/30/98          29,409            31,349         11,591
05/31/98          28,697            30,791         11,612
06/30/98          29,797            32,044         11,626
07/31/98          29,472            31,711         11,641
08/31/98          24,491            27,123         11,655
09/30/98          26,345            28,853         11,669
10/31/98          28,403            31,216         11,698
11/30/98          30,253            33,101         11,698
12/31/98          32,777            35,011         11,690
01/31/99          34,839            36,475         11,719
02/28/99          33,388            35,341         11,733
03/31/99          35,504            36,754         11,769
04/30/99          36,711            38,188         11,854
05/31/99          35,966            37,286         11,854
06/30/99          38,561            39,356         11,854
07/31/99          37,418            38,128         11,890
08/31/99          37,355            37,937         11,919
09/30/99          37,498            36,898         11,976
10/31/99          40,120            39,233         11,997
11/30/99          42,636            40,034         12,004
12/31/99          47,071            42,392         12,004
01/31/00          45,436            40,264         12,033
02/28/00          49,008            39,503         12,104
03/31/00          51,747            43,366         12,204
04/30/00          49,051            42,061         12,211
05/31/00          46,682            41,198         12,218
06/30/00          49,853            42,216         12,290
07/31/00          49,048            41,557         12,311
08/31/00          53,583            44,138         12,325
09/30/00          50,545            41,808         12,389
10/31/00          49,016            41,632         12,411
11/30/00          43,690            38,351         12,418
12/31/00          44,741            38,539         12,411
01/31/01          46,522            39,908         12,489
02/28/01          40,822            36,268         12,539
03/31/01          37,540            33,969         12,568
04/30/01          41,416            36,608         12,618
05/31/01          41,087            36,853         12,675
06/30/01          39,948            35,958         12,696
07/31/01          38,603            35,605         12,660
08/31/01          35,253            33,376         12,660
09/30/01          31,331            30,683         12,718
10/31/01          32,825            31,269         12,675
11/30/01          35,982            33,667         12,653
12/31/01          36,182            33,964         12,603
01/31/02          35,077            33,468         12,632
02/28/02          33,262            32,822         12,682
03/31/02          34,816            34,056         12,753
04/30/02          31,943            31,992         12,825
05/31/02          31,352            31,755         12,825
06/30/02          28,593            29,494         12,860

INSET LEGEND READS:
S&P 500
Index
$29,494

Growth
Portfolio
$28,593

Consumer
Price Index
$12,860

*See accompanying notes to Portfolio Management Reviews.

INSET BOX ON CHART READS:

Growth Portfolio
Annualized Total Returns*
------------------------------------
10 Years                      10.57%
5 Years                        4.46%
1 Year                       -28.43%

High Yield Portfolio

LB Series Fund, Inc.

[PHOTOS OMITTED: PAUL J. OCENASEK AND MARK L. SIMENSTAD]

Paul J. Ocenasek and Mark L. Simenstad are the portfolio co-managers of the High Yield Portfolio. Mr. Ocenasek joined Thrivent Financial for Lutherans in 1987 and has served as a portfolio manager since 1997. Mr. Simenstad has been a portfolio manager with Thrivent Financial since 1999.

High Yield Portfolio seeks high current income and, secondarily, growth of capital by investing primarily in high-yielding ("junk") corporate bonds.***

Portfolio Facts
Inception Date:              11/2/87
Total Net Assets
(In millions):                $870.6

High-yield bonds saw modest gains early in the year, but later fell victim to accounting-related concerns and heightened market turmoil. For the six-month period ended June 30, 2002, the LB Series Fund, Inc. High Yield Portfolio delivered a -6.99% total return, while its market benchmark, the Lehman Brothers High Yield Index, returned -4.84%.

Crisis of Confidence
Early on, strong technical support provided a boost to high-yield valuations, with investors pumping $1.9 billion into the high-yield market in January alone. During the first quarter, the Portfolio's holdings in food and beverage, health care and transportation credits performed particularly well.

As the period progressed, a crisis of confidence enveloped the financial markets, triggered by accusations of corporate malfeasance and several high-profile accounting scandals. These unfortunate events wreaked havoc on key segments of the high-yield market, including telecommunications and energy service providers. As investors gravitated toward safer assets, high-yield market conditions deteriorated in the second quarter-particularly in June, which constituted one of the poorest months on record for high-yield bonds.

Throughout the reporting period, we continued to improve the Portfolio's credit quality by trimming our exposure to the volatile media and telecommunications industries. Even so, we maintained a somewhat more aggressive stance than our peers, which hurt relative performance. The Portfolio's telecommunications credits were the poorest performers, while bonds issued by utilities and independent power producers also disappointed. In addition, a pronounced lack of market liquidity hurt our ability to move out of several large positions. We were able to help buffer the Portfolio, however, through strong credit selection in the consumer and forest products industries, and by underweighting poor-performing cable issues.

Outlook
With high levels of pessimism pervading the financial markets, we expect investors to remain selective over the coming year. Consequently, bonds issued by companies with strong working capital and stable cash flows should continue to outperform, while higher-risk credits in out-of-favor industries could sustain further losses. Any further revelations of accounting irregularities could also have a destabilizing effect on the credit markets.

Nonetheless, the current environment provides ideal conditions for putting the Portfolio's cash to work. In the months ahead, we will seek out attractively valued, higher-quality securities within the high-yield universe, while trimming our exposure to riskier credits which continue to suffer from insufficient liquidity. We believe this strategy will better position the Portfolio against volatile market conditions, while still maintaining the high yields our investors have come to expect.

[GRAPHIC PIE CHART OMITTED:  PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)
Corporate Bonds - 92.2%
Preferred Stocks - Non-Convertible - 4.9%
Common Stocks & Stock Warrants - 1.8%
Preferred Stocks - Convertible - 0.4%
Foreign Government Bonds - 0.4%
Short-Term Securities - 0.3%

                                                               % of
Top 10 Holdings by Issuer                                  Portfolio
--------------------------------------------------------------------
Morgan Stanley & Co, Inc.                                    1.7%
Calpine Corp.                                                1.5%
Edison Mission Energy                                        1.3%
Avalon Cable Holdings                                        1.1%
Concentra Operating Corp.                                    1.1%
Midland Cogen Venture Fund II                                1.0%
United Airlines, Inc.                                        0.9%
IMC Global, Inc.                                             0.9%
Dobson Communications Corp.                                  0.9%
TNP Enterprises, Inc.                                        0.9%

Footnote reads:  These holdings represent 11.3% of the total investment portfolio.

[GRAPHIC OMITTED:  TOP 10 INDUSTRIES]

Top 10 Industries

Broadcasting & Media                                         10.9%
Utilities                                                     7.9%
Oil & Gas                                                     5.4%
Telecommunications - Wireless                                 5.0%
Packaging & Containers                                        4.6%
Chemicals                                                     4.3%
Retail                                                        3.9%
Consumer Products                                             3.3%
Health Care Services                                          3.3%
Finance - Structured                                          3.3%

Footnote reads:  These industries represent 51.9% of the total investment portfolio

[GRAPHIC OMITTED:  MOODY'S BOND QUALITY RATING DISTRIBUTION]

Moody's Bond Quality Rating Distribution

Aaa         0.0%
Aa          0.8%
A           0.0%
Baa         5.2%
Ba         27.5%
B          52.8%
Caa         9.6%
Ca          2.6%
C           0.0%
D           0.3%
NR          1.2%

[GRAPHIC WORM CHART OMITTED:]

            Performance Through June 30, 2002
        Growth of $10,000 Invested Since 6/30/92

                                 Lehman
              High Yield      Brothers High      Consumer
Date           Portfolio       Yield Index      Price Index
06/30/92      $10,000          $10,000         $10,000
07/31/92       10,204           10,151          10,021
08/31/92       10,353           10,284          10,050
09/30/92       10,474           10,389          10,078
10/31/92       10,268           10,242          10,114
11/30/92       10,458           10,371          10,128
12/31/92       10,683           10,490          10,121
01/31/93       11,113           10,795          10,171
02/28/93       11,294           10,985          10,207
03/31/93       11,538           11,127          10,243
04/30/93       11,608           11,223          10,271
05/31/93       11,814           11,357          10,285
06/30/93       12,214           11,595          10,300
07/31/93       12,335           11,708          10,300
08/31/93       12,435           11,806          10,328
09/30/93       12,434           11,837          10,350
10/31/93       12,857           12,076          10,392
11/30/93       12,910           12,134          10,399
12/31/93       13,131           12,285          10,399
01/31/94       13,537           12,551          10,428
02/28/94       13,488           12,518          10,464
03/31/94       12,976           12,045          10,499
04/29/94       12,809           11,963          10,514
05/31/94       12,874           11,969          10,521
06/30/94       12,928           12,006          10,556
07/31/94       12,834           12,109          10,585
08/31/94       12,934           12,194          10,628
09/30/94       12,867           12,196          10,656
10/31/94       12,904           12,225          10,663
11/30/94       12,628           12,071          10,678
12/31/94       12,554           12,160          10,678
01/31/95       12,594           12,326          10,720
02/28/95       13,086           12,748          10,763
03/31/95       13,217           12,886          10,799
04/30/95       13,541           13,213          10,835
05/31/95       13,830           13,583          10,856
06/30/95       13,897           13,674          10,877
07/31/95       14,338           13,847          10,877
08/31/95       14,399           13,890          10,906
09/30/95       14,536           14,060          10,927
10/31/95       14,604           14,148          10,963
11/30/95       14,774           14,272          10,956
12/31/95       15,014           14,496          10,949
01/31/96       15,364           14,751          11,013
02/28/96       15,752           14,763          11,049
03/31/96       15,603           14,753          11,106
04/30/96       15,708           14,785          11,148
05/31/96       15,884           14,874          11,170
06/30/96       15,756           14,997          11,177
07/31/96       15,645           15,066          11,198
08/31/96       15,896           15,229          11,220
09/30/96       16,440           15,596          11,255
10/31/96       16,394           15,716          11,291
11/30/96       16,565           16,026          11,312
12/31/96       16,748           16,141          11,312
01/31/97       16,949           16,299          11,348
02/28/97       17,197           16,568          11,384
03/31/97       16,649           16,321          11,412
04/30/97       16,651           16,493          11,427
05/31/97       17,289           16,846          11,419
06/30/97       17,785           17,080          11,434
07/31/97       18,396           17,550          11,448
08/31/97       18,457           17,509          11,469
09/30/97       19,031           17,856          11,498
10/31/97       18,862           17,872          11,526
11/30/97       18,923           18,044          11,519
12/31/97       19,109           18,202          11,505
01/31/98       19,512           18,530          11,526
02/28/98       19,785           18,639          11,548
03/31/98       20,045           18,815          11,569
04/30/98       19,967           18,888          11,591
05/31/98       19,898           18,954          11,612
06/30/98       19,995           19,022          11,626
07/31/98       20,118           19,131          11,641
08/31/98       18,494           18,075          11,655
09/30/98       18,220           18,156          11,669
10/31/98       17,838           17,784          11,698
11/30/98       18,723           18,522          11,698
12/31/98       18,822           18,542          11,690
01/31/99       19,235           18,817          11,719
02/28/99       19,087           18,706          11,733
03/31/99       19,438           18,883          11,769
04/30/99       20,213           19,250          11,854
05/31/99       19,896           18,990          11,854
06/30/99       20,106           18,950          11,854
07/31/99       20,162           19,026          11,890
08/31/99       19,967           18,815          11,919
09/30/99       19,819           18,679          11,976
10/31/99       19,766           18,556          11,997
11/30/99       20,212           18,775          12,004
12/31/99       20,802           18,985          12,004
01/31/00       20,917           18,903          12,033
02/28/00       21,463           18,939          12,104
03/31/00       21,042           18,542          12,204
04/30/00       20,572           18,571          12,211
05/31/00       20,015           18,380          12,218
06/30/00       20,297           18,755          12,290
07/31/00       20,131           18,897          12,311
08/31/00       19,988           19,026          12,325
09/30/00       19,453           18,860          12,389
10/31/00       18,396           18,257          12,411
11/30/00       16,458           17,534          12,418
12/31/00       16,524           17,872          12,411
01/31/01       18,020           19,211          12,489
02/28/01       17,982           19,467          12,539
03/31/01       17,017           19,007          12,568
04/30/01       16,458           18,771          12,618
05/31/01       16,612           19,109          12,675
06/30/01       15,980           18,574          12,696
07/31/01       16,009           18,847          12,660
08/31/01       16,185           19,070          12,660
09/30/01       15,003           17,788          12,718
10/31/01       15,455           18,228          12,675
11/30/01       15,927           18,893          12,653
12/31/01       15,924           18,815          12,603
01/31/02       16,175           18,947          12,632
02/28/02       15,790           18,682          12,682
03/31/02       16,069           19,132          12,753
04/30/02       16,211           19,438          12,825
05/31/02       15,931           19,337          12,825
06/30/02       14,802           20,762          12,860

INSET LEGEND READS:
Lehman Brothers
High Yield
Index
$20,762

High Yield
Portfolio
$14,802

Consumer
Price Index
$12,860

*See accompanying notes to Portfolio Management Reviews.

INSET BOX ON CHART READS:

High Yield Portfolio
Annualized Total Returns*
------------------------------------
10 Years                       4.01%
5 Years                       -3.59%
1 Year                        -7.32%

Income Portfolio

LB Series Fund, Inc.

[PHOTO OMITTED: MICHAEL G. LANDREVILLE AND ALAN D. ONSTAD]

Michael G. Landreville and Alan D. Onstad are the portfolio co-managers of the Income Portfolio. Mr. Landreville joined Thrivent Financial for Lutherans in 1983 and has served as a portfolio manager since 1998. Mr. Onstad joined Thrivent Financial in 1973 and has served as a portfolio manager since 1995.

Income Portfolio seeks a high level of income while preserving principal by investing primarily in intermediate- and long-term bonds.

Portfolio Facts
Inception Date:               1/9/87
Total Net Assets
(In millions):              $1,207.5

Investment-grade bonds finished the six-month period ended June 30, 2002, with positive returns, despite losing momentum in May and June amid escalating market volatility. For the period, the LB Series Fund, Inc. Income Portfolio generated a 2.21% total return, while its market benchmark, the Lehman Brothers Aggregate Bond Index, returned 3.79%.

Bifurcated Market
The year began on a high note for fixed-income investors, with high-quality bonds benefiting from heightened stock market volatility and lingering economic concerns. During the first quarter, we were able to bolster the Portfolio's relative performance by overweighting corporate issues, while trimming our exposure to poor-performing telecommunications and energy services credits.

As the period progressed, the financial markets were roiled by a series of accounting scandals and allegations of corporate misdealing. Investors became increasingly selective as a result, gravitating toward the highest-quality credits, while spurning issuers deemed tainted by accounting-related risks. Telecommunications credits were particularly hard hit, even before news of industry giant WorldCom's accounting woes. Investor worries reached a crescendo in May and June, putting downward pressure on U.S. Treasury bond rates and hurting key segments of the corporate market. At the same time, government agency securities flourished, while mortgage- and asset-backed bonds also posted gains.

Throughout the period, we reduced the Portfolio's risk profile by paring exposure to lower-rated corporate credits-particularly those issued by independent power producers and telecommunications providers. This strategy, coupled with the strong performance of our mortgage- and asset-backed holdings, provided the Portfolio much-needed cushion in May and June, when many industry-specific corporate bonds came under pressure.

Outlook
To some extent, the recent decline in Treasury rates reflects the current state of the U.S. fixed-income markets. Typically, Treasury rates fall during times of crisis and economic uncertainty, and the past several months have proven to be no exception. In light of recent events, investors have become wary of corporate accounting practices and fearful of more surprise revelations. Until companies can cut through this cloud of mistrust, we expect market psychology to remain fragile.

Fortunately, investment-grade bonds have not endured the same level of volatility that has buffeted the equity markets. With interest rates low and prospects for a sustained economic recovery uncertain, near-term conditions should remain favorable for investors in high-quality bonds, though lower-grade corporate bonds are still vulnerable to wide price swings. Until interest rates trend upward, we anticipate making few changes to the Portfolio's overall duration. We will, however, continue to improve the Portfolio's credit quality, which should better protect our investors against unforeseen market risks.

[GRAPHIC PIE CHART OMITTED:  PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)
Corporate Bonds - 50.6%
Commercial Paper - 11.7%
U.S. Government - 11.7%
Asset-Backed Securities - 9.4%
Mortgage-Backed Securities - 7.7%
U.S. Government Agency - 6.8%
Foreign Government Bonds - 1.8%
Preferred Stocks - 0.3%

                                                                                             % of
Top 10 Holdings                                                   Security                 Portfolio
-----------------------------------------------------------------------------------------------------
Federal National Mortgage Association (July 2016)              Mortgage-Backed                 4.6%
Federal National Mortgage Association (January 2016)           Mortgage-Backed                 3.2%
U.S. Treasury Bonds (August 2029)                              U.S. Government                 3.0%
Government National Mortgage Association (July 2031)           Mortgage-Backed                 2.7%
U.S. Treasury Bonds (May 2017)                                 U.S. Government                 2.7%
U.S. Treasury Notes (February 2011)                            U.S. Government                 2.5%
U.S. Treasury Notes (November 2008)                            U.S. Government                 2.2%
U.S. Treasury Notes (March 2003)                               U.S. Government                 1.3%
Ford Motor Credit Co.                                          Corporate                       1.1%
Chase Manhatten Auto Owner Trust, Series 2001-A-A4             Asset-Backed                    1.1%

Footnote reads:  These holdings represent 24.4% of the total investment portfolio.

[GRAPHIC OMITTED:  TOP 10 INDUSTRIES]

Top 10 Industries

Banks                                      8.2%
Insurance                                  6.8%
Utilities                                  6.6%
Oil & Gas                                  4.5%
Transportation                             2.7%
Health Care Management                     2.4%
Broadcasting & Media                       2.3%
Environmental                              1.4%
Automotive                                 1.4%
Airlines                                   1.3%

Footnote reads:  These industries represent 37.6% of the total investment portfolio

[GRAPHIC OMITTED:  MOODY'S BOND QUALITY RATING DISTRIBUTION]

Moody's Bond Quality Rating Distribution

Aaa          41.0%
Aa            9.2%
A            18.8%
Baa          24.1%
Ba            4.6%
B             2.2%
Caa           0.0%
Ca            0.1%
C             0.0%
D             0.0%
NR            0.0%

[GRAPHIC WORM CHART OMITTED:]

            Performance Through June 30, 2002
         Growth of $10,000 Invested Since 6/30/92

                             Lehman Brothers
                 Income         Aggregate        Consumer
Date            Portfolio      Bond Index       Price Index
06/30/92        $10,000         $10,000         $10,000
07/31/92         10,233          10,204          10,021
08/31/92         10,334          10,307          10,050
09/30/92         10,457          10,430          10,078
10/31/92         10,288          10,291          10,114
11/30/92         10,328          10,293          10,128
12/31/92         10,498          10,457          10,121
01/31/93         10,716          10,657          10,171
02/28/93         10,941          10,844          10,207
03/31/93         11,005          10,890          10,243
04/30/93         11,087          10,966          10,271
05/31/93         11,106          10,980          10,285
06/30/93         11,336          11,179          10,300
07/31/93         11,437          11,242          10,300
08/31/93         11,643          11,439          10,328
09/30/93         11,678          11,470          10,350
10/31/93         11,783          11,513          10,392
11/30/93         11,657          11,415          10,399
12/31/93         11,722          11,476          10,399
01/31/94         11,895          11,631          10,428
02/28/94         11,638          11,429          10,464
03/31/94         11,255          11,147          10,499
04/29/94         11,134          11,057          10,514
05/31/94         11,155          11,056          10,521
06/30/94         11,073          11,032          10,556
07/31/94         11,312          11,252          10,585
08/31/94         11,341          11,265          10,628
09/30/94         11,142          11,099          10,656
10/31/94         11,101          11,089          10,663
11/30/94         11,103          11,065          10,678
12/31/94         11,173          11,141          10,678
01/31/95         11,376          11,362          10,720
02/28/95         11,636          11,632          10,763
03/31/95         11,702          11,703          10,799
04/30/95         11,902          11,867          10,835
05/31/95         12,418          12,326          10,856
06/30/95         12,520          12,416          10,877
07/31/95         12,448          12,389          10,877
08/31/95         12,604          12,539          10,906
09/30/95         12,725          12,661          10,927
10/31/95         12,921          12,825          10,963
11/30/95         13,123          13,018          10,956
12/31/95         13,336          13,200          10,949
01/31/96         13,412          13,287          11,013
02/28/96         13,130          13,056          11,049
03/31/96         13,000          12,964          11,106
04/30/96         12,920          12,892          11,148
05/31/96         12,912          12,866          11,170
06/30/96         13,072          13,038          11,177
07/31/96         13,099          13,074          11,198
08/31/96         13,051          13,051          11,220
09/30/96         13,305          13,279          11,255
10/31/96         13,614          13,573          11,291
11/30/96         13,895          13,805          11,312
12/31/96         13,768          13,677          11,312
01/31/97         13,811          13,719          11,348
02/28/97         13,877          13,754          11,384
03/31/97         13,673          13,601          11,412
04/30/97         13,833          13,805          11,427
05/31/97         13,978          13,936          11,419
06/30/97         14,180          14,102          11,434
07/31/97         14,599          14,483          11,448
08/31/97         14,445          14,360          11,469
09/30/97         14,677          14,572          11,498
10/31/97         14,794          14,784          11,526
11/30/97         14,861          14,852          11,519
12/31/97         14,973          15,002          11,505
01/31/98         15,175          15,194          11,526
02/28/98         15,200          15,181          11,548
03/31/98         15,287          15,233          11,569
04/30/98         15,372          15,312          11,591
05/31/98         15,506          15,458          11,612
06/30/98         15,652          15,589          11,626
07/31/98         15,676          15,622          11,641
08/31/98         15,782          15,876          11,655
09/30/98         16,223          16,248          11,669
10/31/98         16,129          16,162          11,698
11/30/98         16,319          16,254          11,698
12/31/98         16,377          16,303          11,690
01/31/99         16,535          16,418          11,719
02/28/99         16,155          16,131          11,733
03/31/99         16,253          16,220          11,769
04/30/99         16,293          16,272          11,854
05/31/99         16,056          16,129          11,854
06/30/99         15,973          16,077          11,854
07/31/99         15,914          16,009          11,890
08/31/99         15,876          16,001          11,919
09/30/99         16,040          16,187          11,976
10/31/99         16,058          16,247          11,997
11/30/99         16,094          16,245          12,004
12/31/99         16,047          16,167          12,004
01/31/00         15,989          16,114          12,033
02/28/00         16,181          16,309          12,104
03/31/00         16,360          16,524          12,204
04/30/00         16,255          16,476          12,211
05/31/00         16,185          16,468          12,218
06/30/00         16,599          16,811          12,290
07/31/00         16,738          16,964          12,311
08/31/00         16,992          17,210          12,325
09/30/00         17,055          17,318          12,389
10/31/00         17,103          17,432          12,411
11/30/00         17,315          17,718          12,418
12/31/00         17,710          18,048          12,411
01/31/01         18,102          18,342          12,489
02/28/01         18,278          18,501          12,539
03/31/01         18,295          18,594          12,568
04/30/01         18,187          18,516          12,618
05/31/01         18,301          18,627          12,675
06/30/01         18,315          18,698          12,696
07/31/01         18,740          19,117          12,660
08/31/01         18,939          19,336          12,660
09/30/01         18,975          19,561          12,718
10/31/01         19,415          19,970          12,675
11/30/01         19,175          19,694          12,653
12/31/01         19,013          19,568          12,603
01/31/02         19,126          19,726          12,632
02/28/02         19,283          19,918          12,682
03/31/02         19,018          19,587          12,753
04/30/02         19,295          19,967          12,825
05/31/02         19,418          20,137          12,825
06/30/02         19,428          20,312          12,860

INSET LEGEND READS:
Lehman Brothers
Aggregate
Bond Index
$20,312

Income
Portfolio
$19,428

Consumer
Price Index
$12,860

*See accompanying notes to Portfolio Management Reviews.

INSET BOX ON CHART READS:

Income Portfolio
Annualized Total Returns*
------------------------------------
10 Years                       6.87%
5 Years                        6.51%
1 Year                         6.10%

Money Market Portfolio

LB Series Fund, Inc.

[PHOTO OMITTED: GAIL R. ONAN]

Gail R. Onan is the portfolio manager of the Money Market Portfolio. She joined Thrivent Financial for Lutherans in 1969 and has served as a portfolio manager since 1994.

Money Market Portfolio seeks current income with stability of principal by investing in high-quality short-term debt securities.****

Portfolio Facts
Inception Date:               1/9/87
Total Net Assets
(In millions):                $354.9

Money market yields remained at low levels during the six months ended June 30, 2002, while the supply of commercial paper continued to dwindle. During this time, the LB Series Fund, Inc. Money Market Portfolio earned a total return of 0.77%.

Monetary Policy Unchanged
The period began on the heels of a 12-month easing cycle, which saw short-term interest rates fall to a 40-year low. Content to let the economy gradually regain its footing, the Federal Reserve adopted a neutral policy stance in March, and left interest rates unchanged over the course of the period. Nonetheless, yields on longer-dated money market instruments edged upward late in the first quarter, reflecting expectations for higher short-term interest rates. We responded by extending the Portfolio's duration in order to capture added yield. This strategy proved timely, as money market yields subsequently retreated in April.

Corporate Issuance Down
While many economic indicators strengthened during the six-month period, investor psychology was sullied by accounting scandals and accusations of corporate impropriety. May and June were particularly trying months for investors, made worse by the release of downcast employment figures. With market participants closely monitoring corporate dealings, issuers cut back on short-term borrowing, which further crimped an already tight supply of commercial paper.

During the second quarter, investors tempered their expectations for a hike in interest rates, resulting in a flattening money market yield curve. Seeing little advantage to purchasing longer-dated instruments, we kept the Portfolio's weighted average maturity constant through June. With corporate issues in short supply, we also increased the percentage of the Portfolio's assets held in government agency securities.

Outlook
While investor concerns may be slow to abate, we look for market sentiment to gradually improve as the worst of the accounting scares passes. As market conditions stabilize, companies are more likely to re-enter the short-term credit markets, which should boost the supply of corporate paper. Over the near-term, we look for little change in the rate of issuance, and expect short-term interest rates to remain at relatively low levels. Until we detect a significant change in these conditions, we will maintain the Portfolio's overall asset mix, and make few changes to its duration.

The present state of the financial markets is not unlike a flooded but perfectly functional piece of machinery. The fundamentals underlying the U.S. economic engine are sound, and the Federal Reserve has provided just the right monetary mix. Awash in negative psychology, however, market momentum has stalled, and is not likely to move forward until more pessimism is cleared from the system.

[GRAPHIC PIE CHART OMITTED:  PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)
Commercial Paper - 65.3%
Certificates of Deposit - 13.3%
U.S. Government Agency - 12.5%
Variable Rate Notes - 5.2%
Bank Notes - 2.0%
Medium Term Notes - 1.7%

Top 10 Holdings by Creditor                                       % of Portfolio
--------------------------------------------------------------------------------
Federal Home Loan Bank                                                 6.4%
Aegon N.V.                                                             4.5%
Union Bank of Switzerland                                              4.5%
Chevron Corp.                                                          4.4%
Canadian Imperial Bank of Commerce                                     4.0%
Deutsche Bank                                                          4.0%
Sheffield Receivables                                                  4.0%
Wells Fargo & Co.                                                      4.0%
Federal Home Loan Mortgage Corp.                                       3.9%
General Electric Capital Corp.                                         3.8%

Footnote reads:  These holdings represent 43.5% of the total investment portfolio.

Money Market Portfolio
Annualized Total Returns*
------------------------------------
10 Years                       5.44%
5 Years                        4.80%
1 Year                         2.22%

Seven-Day Yields
as of 6/30/02+
------------------------------------
Current                        1.55%
Effective                      1.56%

Notes to Portfolio Management Reviews

   *   The annualized total returns for each of the Portfolios represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding for the periods indicated.  Returns have not been adjusted for charges associated with the variable life insurance and variable annuity contracts that invest in the portfolios.  (For additional information on the charges, costs and benefits associated with the contracts, refer to the contract prospectus or contact your registered representative.)  Since performance varies, the annualized total returns, which assume a steady rate of growth, differ from the Portfolios' actual total returns for the years indicated.  The value of an investment fluctuates so that shares, when redeemed, may be worth more or less than the original investment.

   **  International investing has special risks, including currency fluctuation and     political volatility.

  ***  High-yield bonds carry greater volatility and risk than investment-grade bonds.

****   An investment in the Money Market Portfolio is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.  Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

+      Seven-day yields of the Money Market Portfolio refer to the income generated by an investment in the Portfolio over a specified seven-day period.  Effective yields reflect the reinvestment of income.  Yields are subject to daily fluctuation and should not be considered an indication of future results.

The following Portfolios were introduced on November 30, 2001:
        *FTI Small Cap Growth          *TRP Growth Stock
        *MFS Mid Cap Growth            *Value
        *FI All Cap                    *Limited Maturity Bond
        *MFS Investors Growth

Given their brief history, portfolio management reviews for these seven Portfolios are not contained in this report.

This report must be preceded or accompanied by a current prospectus.

Results of Special Shareholder Meeting

A special meeting of the shareholders of each portfolio of the LB Series Fund, Inc. (Opportunity Growth Portfolio, FTI Small Cap Growth Portfolio, MFS Mid Cap Growth Portfolio, Mid Cap Growth Portfolio, World Growth Portfolio, FI All Cap Portfolio, Growth Portfolio, MFS Investors Growth Portfolio, TRP Growth Stock Portfolio, Value Portfolio, High Yield Portfolio, Income Portfolio, Limited Maturity Bond Portfolio and Money Market Portfolio) was held on April 10, 2002. The matters voted upon at the meeting and the shares cast for, against, and abstaining were as follows.

Approval of New Investment Advisory Agreement with Aid Association for Lutherans (now known as Thrivent Financial for Lutherans)

                                                                           For                     Against                    Abstain
                                                                     ______________            ______________             ______________
          Opportunity Growth Portfolio                               33,059,597.444               561,675.180              1,017,027.083
          FTI Small Cap Growth Portfolio                              1,152,392.467                 7,377.458                  5,214.344
          MFS Mid Cap Growth Portfolio                                1,212,040.693                 5,473.290                  4,340.687
          Mid Cap Growth Portfolio                                   39,730,420.067               566,182.797              1,008,104.746
          World Growth Portfolio                                     41,565,313.983               711,971.374              1,232,181.899
          FI All Cap Portfolio                                        2,035,754.322                 4,863.285                 21,276.887
          Growth Portfolio                                          222,300,227.938             3,691,964.532              6,730,083.538
          MFS Investors Growth Portfolio                              1,273,654.863                 4,399.256                  7,646.338
          TRP Growth Stock Portfolio                                  1,661,940.203                15,399.015                  6,184.302
          Value Portfolio                                             2,567,134.284                88,703.368                 26,364.018
          High Yield Portfolio                                      177,860,062.206             2,699,927.571              5,585,532.109
          Income Portfolio                                          119,470,656.223             1,782,537.738              4,009,135.194
          Limited Maturity Bond Portfolio                             3,792,051.636                68,599.773                 36,756.615
          Money Market Portfolio                                    368,192,387.556             6,582,232.026             14,476,239.447

Approval of New Investment Subadvisory Agreement with Franklin Advisers, Inc. for FTI Small Cap Portfolio

                                                                           For                     Against                    Abstain
                                                                     ______________            ______________             ______________
                                                                      1,152,808.712                 4,333.180                  7,842.377

Approval of New Investment Subadvisory Agreement with Massachusetts Financial Services Company for MFS Mid Cap Growth Portfolio and MFS Investors Growth Portfolio

                                                                           For                     Against                    Abstain
                                                                     ______________            ______________             ______________
          MFS Mid Cap Growth Portfolio                                1,207,498.382                 7,786.078                  6,570.210
          MFS Investors Growth Portfolio                              1,271,767.533                 8,252.355                  5,680.569

Approval of New Investment Subadvisory Agreement with Fidelity Management & Research Company for FI All Cap Portfolio

                                                                           For                     Against                    Abstain
                                                                     ______________            ______________             ______________
                                                                      2,036,492.126                 6,347.980                 19,054.388

Approval of New Investment Subadvisory Agreement with T. Rowe Price Associates, Inc. for TRP Growth Stock Portfolio

                                                                           For                     Against                    Abstain
                                                                     ______________            ______________             ______________
                                                                      1,661,855.522                14,563.238                  7,104.760

Approval of New Investment Subadvisory Agreement with T. Rowe Price International, Inc. for World Growth Portfolio

                                                                           For                     Against                    Abstain
                                                                     ______________            ______________             ______________
                                                                     41,487,975.743               736,778.606              1,284,712.907

LB Series Fund, Inc.
Opportunity Growth Portfolio
Portfolio of Investments
June 30, 2002
(unaudited)

    Shares                                                  Value
___________                                             ____________
               COMMON STOCKS - 96.0% (a)
               Advertising - 0.4%
     30,800    ADVO, Inc.                            $      1,172,553 (b)
                                                        _____________

               Aerospace & Defense - 1.2%
    119,550    Aeroflex, Inc.                                 830,873 (b)
     29,325    Alliant Techsystems, Inc.                    1,870,935
     11,200    DRS Technologies, Inc.                         478,800 (b)
                                                        _____________
                                                            3,180,608
                                                        _____________

               Automotive - 0.6%
     14,200    Gentex Corp.                                   390,074   (b)
     86,900    Tower Automotive, Inc.                       1,212,255   (b)
                                                        _____________
                                                            1,602,329
                                                        _____________

               Banks - 3.6%
     25,000    Boston Private Financial Holdings,
                  Inc.                                        618,500
      7,700    City National Corp.                            413,875
     18,800    Commerce Bancorp, Inc.                         830,960
     42,500    Community First Bank Shares, Inc.            1,108,825
     31,400    East West Bancorp, Inc.                      1,083,928
     46,400    Greater Bay Bancorp                          1,427,264
     18,100    Indymac Bancorp, Inc.                          410,508   (b)
     23,700    Investors Financial Services Corp.             794,898
     23,900    New York Community Bancorp, Inc.               647,690
     43,900    Southwest Bancorp of Texas                   1,590,058   (b)
     17,900    UCBH Holdings, Inc.                            680,379
                                                        _____________
                                                            9,606,885
                                                        _____________

               Biotechnology - 5.1%
     82,600    Abgenix, Inc.                                  809,480   (b)
     11,000    Affymetrix, Inc.                               263,890   (b)
     16,300    Alkermes, Inc.                                 260,963   (b)
      8,100    Cephalon, Inc.                                 366,120   (b)
     56,400    Charles River Laboratories
                  International, Inc.                       1,976,820   (b)
     87,300    Diversa Corp.                                  868,635   (b)
     60,300    Human Genome Sciences, Inc.                    808,020   (b)
     35,900    IDEXX Laboratories, Inc.                       925,861   (b)
     13,700    Neurocrine Biosciences, Inc.                   392,505   (b)
     90,000    Protein Design Labs, Inc.                      977,400
     56,700    SangStat Medical Corp.                       1,302,966   (b)
     38,900    Techne Corp.                                 1,097,758   (b)
     31,200    Telik, Inc.                                    390,000   (b)
    149,400    Titan Pharmaceuticals, Inc.                    500,490   (b)
     41,600    Transkaryotic Therapies, Inc.                1,499,680   (b)
     23,200    Trimeris, Inc.                               1,029,848   (b)
                                                        _____________
                                                           13,470,436
                                                        _____________

               Broadcasting - 1.8%
     37,400    Cumulus Media, Inc., Class A                   515,372   (b)
     53,200    Emmis Communications Corp.,
                  Class A                                   1,127,308   (b)
     16,100    Entercom Communications Corp.                  738,990   (b)
     53,500    Entravision Communications Corp.               655,375   (b)
     28,100    Mediacom Communications Corp.                  218,899   (b)
     35,000    Radio One, Inc., Class D                       520,450   (b)
     64,800    Spanish Broadcasting Systems,
                  Inc., Class A                               648,000   (b)
     65,500    XM Satellite Radio Holdings, Inc.,
                  Class A                                     474,875   (b)
                                                        _____________
                                                            4,899,269
                                                        _____________

               Building Materials - 0.4%
     29,700    Trex Co., Inc.                                 932,580   (b)
                                                        _____________

               Chemicals - 1.3%
     37,200    Cytec Industries, Inc.                       1,169,568   (b)
     37,200    Fuller (H.B.) Co.                            1,089,588
     20,000    OM Group, Inc.                               1,240,000
                                                        _____________
                                                            3,499,156
                                                        _____________

               Computers - Hardware - 7.9%
     49,000    Actel Corp.                                  1,029,980   (b)
     69,400    Asyst Technologies, Inc.                     1,412,290   (b)
     58,300    ATMI, Inc.                                   1,304,171   (b)
     37,400    Axcelis Technologies, Inc.                     422,620   (b)
     33,150    Cohu, Inc.                                     572,832
     11,900    Cymer, Inc.                                    416,976   (b)
     48,000    DSP Group, Inc.                                940,800   (b)
     56,900    Entegris, Inc.                                 830,740   (b)
     27,900    ESS Technology, Inc.                           489,366   (b)
     40,400    EXAR Corp.                                     796,688   (b)
     15,200    Fairchild Semiconductor
                  International Corp., Class A                369,360   (b)
     17,400    FEI Co.                                        426,474   (b)
     43,100    GlobespanVirata, Inc.                          166,797   (b)
     41,000    Integrated Circuit Systems, Inc.               827,790   (b)
     89,800    Integrated Silicon Solutions                   801,016   (b)
     58,300    Kulicke & Soffa Industries, Inc.               722,337   (b)
     26,600    LTX Corp.                                      379,848   (b)
     30,900    Microtune, Inc.                                275,319   (b)
    110,900    MIPS Technologies, Inc.                        684,253   (b)
     47,400    MKS Instruments, Inc.                          951,318   (b)
    112,100    Oak Technology, Inc.                           507,813   (b)
     52,000    Photronic, Inc.                                984,880   (b)
     57,700    Power Integrations, Inc.                     1,032,772   (b)
     17,600    Rudolph Technologies, Inc.                     438,768   (b)
     16,200    Semtech Corp.                                  432,540   (b)
     49,100    Skyworks Solutions, Inc.                       272,505   (b)
     65,700    Ultratech Stepper, Inc.                      1,063,683   (b)
     41,500    Varian Semiconductor Equipment,
                  Inc.                                      1,408,095   (b)
     48,300    Zoran Corp.                                  1,106,553
                                                        _____________
                                                           21,068,584
                                                        _____________

               Computers - Networking - 1.0%
     17,614    Avocent Corp.                                  280,415   (b)
     70,500    F5 Networks, Inc.                              689,490   (b)
    220,600    Finisar Corp.                                  522,822   (b)
    148,400    Foundry Networks, Inc.                       1,043,252   (b)
                                                        _____________
                                                            2,535,979
                                                        _____________

               Computers - Peripherals - 0.3%
     17,700    Applied Films Corp.                            197,532   (b)
     55,100    SanDisk Corp.                                  683,240   (b)
                                                        _____________
                                                              880,772
                                                        _____________

               Computers - Software &
               Services - 7.2%
     46,750    Activision, Inc.                             1,358,555
     74,700    Acxiom Corp.                                 1,306,503   (b)
     49,600    Borland Software Corp.                         510,880   (b)
     12,300    CACI International, Inc., Class A              469,737   (b)
      8,400    Cerner Corp.                                   401,772   (b)
     24,400    Cognizant Technology Solutions
                  Corp., Class A                            1,311,500   (b)
     59,200    Digital Insight Corp.                          973,840   (b)
     30,900    Documentum, Inc.                               370,800   (b)
     98,800    Gartner Group, Inc.                            997,880   (b)
     46,000    JDA Software Group, Inc.                     1,299,960   (b)
     33,500    J.D. Edwards & Co.                             407,025   (b)
      8,900    Kronos, Inc.                                   271,352   (b)
     55,300    Macromedia, Inc.                               490,511   (b)
     29,600    Manhattan Associates, Inc.                     951,936   (b)
     62,900    MSC.Software Corp.                             562,955   (b)
     33,100    National Instruments Corp.                   1,077,736   (b)
     27,444    NetIQ Corp.                                    621,058   (b)
     71,100    Openwave Systems, Inc.                         398,871   (b)
     18,100    Overture Services, Inc.                        452,138   (b)
     42,800    Precise Software Solutions, Ltd.               408,740   (b)
     34,600    Secure Computing Corp.                         261,230   (b)
     36,900    THQ, Inc.                                    1,100,358
     56,800    Titan Corp.                                  1,038,872   (b)
     57,700    webMethods, Inc.                               571,230   (b)
     55,900    Websense, Inc.                               1,429,363   (b)
                                                        _____________
                                                           19,044,802
                                                        _____________

               Construction - 0.4%
     18,900    EMCOR Group, Inc.                            1,109,430   (b)
                                                        _____________

               Consumer Finance - 1.0%
     33,300    Doral Financial Corp.                        1,111,887
     43,800    Financial Federal Corp.                      1,449,780   (b)
                                                        _____________
                                                            2,561,667
                                                        _____________

               Containers & Packaging - 0.4%
     52,000    Packaging Corp. of America                   1,034,280   (b)
                                                        _____________

               Distributors - 6.0%
     20,150    Accredo Health, Inc.                           929,721   (b)
     24,800    AdvancePCS                                     593,712
     16,400    AmeriPath, Inc.                                393,600   (b)
     15,500    AMN Healthcare Services, Inc.                  542,655   (b)
      8,200    Cross Country, Inc.                            309,960   (b)
     26,500    Davita, Inc.                                   630,700   (b)
     19,300    Dianon Systems, Inc.                         1,031,006   (b)
     28,200    Fastenal Co.                                 1,085,982
     30,900    First Horizon Pharmaceutical Corp.             639,321
     36,700    Henry Schein, Inc.                           1,633,150   (b)
     29,350    Medical Staffing Network Holdings              719,075   (b)
     24,900    MSC Industrial Direct Co., Inc.,
                  Class A                                     485,550   (b)
      9,750    Odyssey Healthcare, Inc.                       353,438   (b)
     30,600    Patterson Dental Co.                         1,540,098   (b)
     11,200    Pediatrix Medical Group, Inc.                  280,000   (b)
     30,700    Perofrmance Food Group Co.                   1,039,502   (b)
     19,000    Pharmaceutical Product
                  Development, Inc.                           500,460   (b)
     17,700    Priority Healthcare Corp., Class B             415,950   (b)
     58,700    Radiologix, Inc.                               895,175   (b)
     23,100    Renal Care Group, Inc.                         719,565   (b)
     58,900    United Natural Foods, Inc.                   1,148,550   (b)
                                                        _____________
                                                           15,887,170
                                                        _____________

               Electrical Equipment - 0.9%
     22,350    AstroPower, Inc.                               438,954
     19,600    C&D Technologies, Inc.                         353,192
     32,450    Electro Scientific Industries, Inc.            788,535   (b)
     22,750    Smith (A.O.) Corp.                             710,028
                                                        _____________
                                                            2,290,709
                                                        _____________

               Electronics - 5.1%
     45,400    Cognex Corp.                                   910,270   (b)
     45,800    Fisher Scientific International, Inc.        1,282,400   (b)
     32,700    Harman International Industries, Inc.        1,610,475
     13,700    Intermagnetics General Corp.                   276,740   (b)
     12,900    Itron, Inc.                                    338,367   (b)
     54,100    KEMET Corp.                                    966,226   (b)
     33,700    Methode Electronics, Inc., Class A             430,349
     14,600    Photon Dynamics, Inc.                          438,000   (b)
     67,800    Plexus Corp.                                 1,227,180   (b)
     25,800    Tech Data Corp.                                976,530   (b)
     76,700    Teledyne Technologies, Inc.                  1,591,525   (b)
     67,800    Trimble Navigation, Ltd.                     1,050,900   (b)
     46,300    Varian, Inc.                                 1,525,585   (b)
     42,300    Veeco Instruments, Inc.                        977,553   (b)
                                                        _____________
                                                           13,602,100
                                                        _____________

               Financial - Diversified - 0.9%
     16,800    Affiliated Managers Group, Inc.              1,033,200   (b)
     18,600    American Capital Stretegies, Ltd.              510,942
     21,700    BlackRock, Inc.                                961,310   (b)
                                                        _____________
                                                            2,505,452
                                                        _____________

               Food & Beverage - 1.9%
     19,600    American Italian Pasta Co., Class A            999,404   (b)
     32,200    Dean Foods Co.                               1,201,060
      8,900    Dreyer's Grand Ice Cream, Inc.                 610,540
     38,500    Interstate Bakeries Corp.                    1,111,880
     25,200    Whole Foods Market, Inc.                     1,215,144   (b)
                                                        _____________
                                                            5,138,028
                                                        _____________

               Health Care - Drugs &
               Pharmaceuticals - 1.2%
     21,900    Duane Reade, Inc.                              745,695   (b)
     15,800    Medicis Pharmaceutical Corp., Class A          675,608   (b)
     19,700    Scios, Inc.                                    603,017   (b)
     40,600    SICOR, Inc.                                    752,724   (b)
     19,300    Taro Pharmaceutical Industries, Ltd.           473,236   (b)
                                                        _____________
                                                            3,250,280
                                                        _____________

               Health Care - Medical Products &
               Supplies - 3.7%
     32,300    Advanced Neuromedulation
                  Systems, Inc.                               985,150   (b)
     22,900    American Medical Systems
                  Holdings, Inc.                              459,374   (b)
     39,300    Cytyc Corp.                                    299,466   (b)
     84,800    Endocare, Inc.                               1,120,208   (b)
     32,500    Kyphon, Inc.                                   473,850   (b)
     13,700    Noven Pharmaceuticals, Inc.                    349,350   (b)
     41,750    Possis Medical, Inc.                           515,571   (b)
     18,300    Respironics, Inc.                              623,115   (b)
     55,800    STERIS Corp.                                 1,066,338   (b)
     16,200    Therasense, Inc.                               299,214   (b)
     17,900    Varian Medical Systems, Inc.                   725,845
     54,800    Wilson Greatbatch Technologies               1,396,304   (b)
     25,300    Wright Medical Group, Inc.                     510,048   (b)
     29,700    Zoll Medical Corp.                             966,141   (b)
                                                        _____________
                                                            9,789,974
                                                        _____________

               Health Care Management - 3.1%
     40,400    AmSurg Corp.                                 1,060,904   (b)
     16,500    Caremark Rx, Inc.                              272,250   (b)
     20,500    Community Health Systems, Inc.                 549,400   (b)
     18,000    Lifepoint Hospitals, Inc.                      653,580   (b)
     30,300    Mid Atlantic Medical Services                  949,905   (b)
     74,925    Province Healthcare Co.                      1,675,323
     13,200    Sunrise Assisted Living, Inc.                  353,760   (b)
     31,600    Triad Hospitals, Inc.                        1,339,208   (b)
     14,700    Trigon Healthcare, Inc.                      1,478,526   (b)
                                                        _____________
                                                            8,332,856
                                                        _____________

               Homebuilding - 0.8%
     21,500    KB Home                                      1,107,465
     33,200    Toll Brothers, Inc.                            972,760
                                                        _____________
                                                            2,080,225
                                                        _____________

               Household Furnishings &
               Appliances - 0.2%
     15,600    Furniture Brands International, Inc. 471,900       (b)
                                                        _____________

               Insurance - 1.6%
     19,050    Arthur J. Gallagher & Co.                      660,083
     16,250    Brown & Brown, Inc.                            511,875
     24,500    HCC Insurance Holdings, Inc.                   645,575
     20,400    PartnerRe, Ltd.                                998,580
      9,800    Radian Group, Inc.                             478,730
     28,200    Renaissancere Holdings, Ltd.                 1,032,120
                                                        _____________
                                                            4,326,963
                                                        _____________

               Leisure Products - 0.5%
     81,500    Oakley, Inc.                                 1,418,100   (b)
                                                        _____________

               Lodging & Hotels - 0.4%
     88,100    Prime Hospitality Corp.                      1,144,419   (b)
                                                        _____________

               Machinery - Diversified - 1.7%
     50,300    AGCO Corp.                                     980,850   (b)
     50,200    Esterline Technologies Corp.                 1,139,540   (b)
     44,400    Flowserve Corp.                              1,323,120   (b)
     29,700    Harsco Corp.                                 1,113,750
                                                        _____________
                                                            4,557,260
                                                        _____________

               Metals & Mining - 0.7%
     45,800    Freeport McMoRan Copper &
                  Gold, Class B                               817,530   (b)
     35,750    Peabody Energy Corp.                         1,011,725
                                                        _____________
                                                            1,829,255
                                                        _____________

               Oil & Gas - 6.1%
     24,700    Atwood Oceanics, Inc.                          926,250   (b)
     56,300    Cal Dive International, Inc.                 1,238,600   (b)
     15,600    Evergreen Resources, Inc.                      663,000   (b)
     64,400    Key Energy Services, Inc.                      676,200   (b)
     26,800    Newfield Exploration Co.                       996,156   (b)
     42,300    Oceaneering International, Inc.              1,142,100   (b)
     52,600    Offshore Logistics, Inc.                     1,256,614   (b)
     34,300    Patterson-UTI Energy, Inc.                     968,289   (b)
     46,800    Pioneer Natural Resource Co.                 1,219,140   (b)
     29,700    Precision Drilling Corp.                     1,031,778   (b)
     20,500    SEACOR SMIT, Inc.                              970,675   (b)
     24,600    Spinnaker Exploration Co.                      886,092   (b)
     18,100    Stone Energy Corp.                             728,525   (b)
     41,050    TETRA Technologies, Inc.                     1,089,878   (b)
    123,900    Trico Marine Services, Inc.                    841,281   (b)
     79,350    XTO Energy, Inc.                             1,634,610
                                                        _____________
                                                           16,269,188
                                                        _____________

               Publishing - 0.7%
     61,900    Getty Images, Inc.                           1,347,563   (b)
     10,800    Scholastic Corp.                               409,320   (b)
                                                        _____________
                                                            1,756,883
                                                        _____________

               Restaurants - 3.7%
     22,000    AFC Enterprises, Inc.                          687,500   (b)
     48,000    Buca, Inc.                                     914,400   (b)
     44,800    California Pizza Kitchen, Inc.               1,111,040   (b)
     12,600    CBRL Group, Inc.                               384,552
     36,200    CEC Entertainment, Inc.                      1,495,060   (b)
     28,150    Cheesecake (The) Factory                       998,762   (b)
     18,200    Panera Bread Co.                               627,354
     26,900    PF Chang's China Bistro, Inc.                  845,198
     56,200    RARE Hospitality International,
                  Inc.                                      1,512,904   (b)
     26,400    Ruby Tuesday, Inc.                             512,160
     21,875    Sonic Corp.                                    687,094
                                                        _____________
                                                            9,776,024
                                                        _____________

               Retail - 9.4%
     24,533    99 Cents Only Stores                           629,271
      6,500    Aeropostale, Inc.                              177,905   (b)
     26,850    AnnTaylor Stores, Inc.                         681,722
    150,600    Charming Shoppes, Inc.                       1,301,184   (b)
     23,875    Chico's FAS, Inc.                              867,140
     15,975    Christopher & Banks Corp.                      675,743
     32,950    Copart, Inc.                                   534,779
     60,600    Cost Plus (California), Inc.                 1,845,815   (b)
     32,000    Dillard's, Inc., Class A                       841,280
     17,600    Fred's, Inc.                                   647,328
     61,900    Genesco, Inc.                                1,507,265   (b)
     85,200    Hot Topic, Inc.                              2,275,692
     35,637    Insight Enterprise, Inc.                       897,696   (b)
     31,600    Linens 'N Things, Inc.                       1,036,796   (b)
     41,900    Men's Wearhouse, Inc.                        1,068,450   (b)
     19,400    Michael's Stores, Inc.                         756,600
     48,300    O'Reilly Automotive, Inc.                    1,331,148   (b)
     25,725    Pacific Sunwear of California                  570,323   (b)
     14,000    Rent-A-Center, Inc.                            812,140   (b)
    109,000    Stride Rite Corp.                              872,000
     24,900    Talbots, Inc.                                  871,500
     65,450    Too, Inc.                                    2,015,860   (b)
     32,500    Tweeter Home Entertainment
                  Group, Inc.                                 531,050   (b)
     25,700    Ultimate Electronics, Inc.                     665,887   (b)
     13,000    Urban Outfitters, Inc.                         451,360   (b)
     61,400    ValueVision International, Inc.              1,114,410   (b)
                                                        _____________
                                                           24,980,344
                                                        _____________

               Services - 7.7%
     20,600    Adminstaff, Inc.                               206,000   (b)
     13,600    Bisys Group, Inc.                              452,880
     53,400    Career Education Corp.                       2,403,000
     22,200    CheckFree Corp.                                347,208   (b)
     37,466    ChoicePoint, Inc.                            1,703,579
     45,100    Corinthian Colleges, Inc.                    1,528,439
     46,200    Corporate Executive Board Co.                1,582,350   (b)
     13,900    Education Management Corp.                     566,147   (b)
     57,200    Heidrick & Struggles International,
                  Inc.                                      1,142,284   (b)
     16,200    InterCept Group, Inc.                          335,664   (b)
     37,700    Iron Mountain, Inc.                          1,163,045
     28,800    ITT Educational Services, Inc.                 627,840
     49,000    NCO Group, Inc.                              1,067,220   (b)
     70,700    On Assignment, Inc.                          1,258,460   (b)
     42,400    Pittston Brink's Group                       1,017,600
     40,700    Resources Connection, Inc.                   1,098,493   (b)
     30,400    Stericycle, Inc.                             1,076,464
     46,400    Sylvan Learning Systems, Inc.                  925,216   (b)
     80,500    TeleTech Holdings, Inc.                        767,970   (b)
     35,500    Waste Connections, Inc.                      1,109,020   (b)
                                                        _____________
                                                           20,378,879
                                                        _____________

               Telephone &
               Telecommunications - 1.4%
     38,500    Adtran, Inc.                                   731,462   (b)
     68,100    Advanced Fibre Communications                1,126,374   (b)
     27,100    Anaren Microwave, Inc.                         234,144   (b)
     22,100    Polycom, Inc.                                  264,979   (b)
     50,950    Powerwave Technologies, Inc.                   466,702   (b)
    100,900    Tekelec                                        810,227   (b)
                                                        _____________
                                                            3,633,888
                                                        _____________

               Textiles - 1.0%
      9,500    Coach, Inc.                                    521,550
     29,700    Columbia Sportswear Co.                        950,370   (b)
     43,700    Quiksilver, Inc.                             1,083,760   (b)
                                                        _____________
                                                            2,555,680
                                                        _____________

               Transportation  - 1.7%
     22,300    Knight Transportation, Inc.                    517,137   (b)
     65,100    Swift Transportation Co., Inc.               1,516,830   (b)
     32,300    USFreightways Corp.                          1,223,201
     63,400    Werner Enterprises, Inc.                     1,351,054
                                                        _____________
                                                            4,608,222
                                                        _____________

               Transportation - Airlines - 2.5%
     32,300    Alaska Air Group, Inc.                         843,030   (b)
     33,800    Atlantic Coast Airlines Holdings               733,460   (b)
     46,200    C.H. Robinson Worldwide, Inc.                1,549,086
     50,300    Forward Air Corp.                            1,648,834   (b)
    112,600    Mesa Air Group, Inc.                         1,035,920   (b)
     38,500    SkyWest, Inc.                                  900,515
                                                        _____________
                                                            6,710,845
                                                        _____________

               Utilities - 0.5%
     54,900    Atmos Energy Corp.                           1,286,856
                                                        _____________

               Total Common Stocks
               (cost $270,995,618)                        255,180,830
                                                        _____________

  Principal
   Amount
___________
               SHORT-TERM
               SECURITIES - 4.0% (a)
               Commercial Paper
 $3,000,000    Corporate Asset Funding Co.,
                  1.76% Due 7/11/2002                       2,998,240
  7,520,000    Park Avenue Receivables Corp.,
                  2.02% Due 7/1/2002                        7,519,156
                                                        _____________

               Total Short-Term Securities
               (at amortized cost)                         10,517,396
                                                        _____________

               Total Investments
               (cost $281,513,014)                   $    265,698,226 (c)
                                                        _____________
                                                        _____________

Notes to Portfolio of Investments:
__________________________________
(a) The categories of investments are shown as a percentage of total investments of the Opportunity Growth Portfolio.

(b) Currently non-income producing.

(c) At June 30, 2002, the aggregate cost of securities for federal income tax purposes was $281,513,014 and the net unrealized depreciation of investments based on that cost was $15,814,788 which is comprised of $23,410,372 aggregate gross unrealized appreciation and $39,225,160 aggregate gross unrealized depreciation.

                                        See accompanying notes to portfolio of investments.

                              The accompanying notes are an integral part of the financial statements.

LB Series Fund, Inc.
FTI Small Cap Growth Portfolio
Portfolio of Investments
June 30, 2002
(unaudited)

   Shares                                                    Value
___________                                             ____________
               COMMON STOCKS - 90.3% (a)
               Agriculture - 0.8%
      8,200    Bunge, Ltd.                           $        173,021
                                                        _____________

               Automotive - 2.2%
     12,400    Gentex Corp.                                   340,628   (b)
      3,300    Superior Industries International,
                  Inc.                                        152,625
                                                        _____________
                                                              493,253
                                                        _____________

               Banks - 0.7%
      3,800    Investors Financial Services Corp.             127,452
      1,500    Silicon Valley Bancshares                       39,540   (b)
                                                        _____________
                                                              166,992
                                                        _____________

               Biotechnology - 0.1%
      4,300    Ortec International, Inc.                        8,729   (b)
      3,800    Titan Pharmaceuticals, Inc.                     12,730   (b)
                                                        _____________
                                                               21,459
                                                        _____________

               Broadcasting - 2.5%
     14,900    Acme Communications, Inc.                      109,515   (b)
     20,700    Entravision Communications Corp.               253,575   (b)
     14,200    Sinclair Broadcast Group, Inc.                 205,034   (b)
                                                        _____________
                                                              568,124
                                                        _____________

               Building Materials - 0.9%
      7,800    Crane Co.                                      197,964
                                                        _____________

               Chemicals - 4.1%
      5,200    FMC Corp.                                      156,884   (b)
      6,300    Minerals Technologies, Inc.                    310,716
     15,500    NOVA Chemicals Corp.                           349,370
     17,200    Solutia, Inc.                                  120,744
                                                        _____________
                                                              937,714
                                                        _____________

               Computers - Hardware - 12.8%
     12,900    Advanced Energy Industries, Inc.               286,122   (b)
     12,100    Credence Systems Corp.                         215,017   (b)
      6,900    Cymer, Inc.                                    241,776   (b)
      7,600    EMCORE Corp.                                    45,600   (b)
      2,100    EXAR Corp.                                      41,412   (b)
     22,600    Integrated Circuit Systems, Inc.               456,294   (b)
      3,800    Intersil Holding Corp.                          81,244   (b)
      9,000    Oak Technology, Inc.                            40,770   (b)
      2,600    Pericom Semiconductor Corp.                     30,134   (b)
     15,600    Rudolph Technologies, Inc.                     388,908   (b)
     12,100    Semtech Corp.                                  323,070   (b)
      6,000    TTM Technologies, Inc.                          31,440   (b)
     22,000    Varian Semiconductor Equipment,
                  Inc.                                        746,460   (b)
                                                        _____________
                                                            2,928,247
                                                        _____________

               Computers - Networking - 1.3%
     14,600    Avocent Corp.                                  232,432   (b)
      9,300    Ixia                                            54,126   (b)
                                                        _____________
                                                              286,558
                                                        _____________

               Computers - Peripherals - 0.4%
      9,900    Advanced Digital Information Corp.              83,457   (b)
                                                        _____________

               Computers - Software &
               Services - 9.6%
     16,500    Ascential Software Corp.                        46,035   (b)
     10,500    Aspen Technology, Inc.                          87,570   (b)
      7,500    BindView Development Corp.                       7,650   (b)
     12,100    Borland Software Corp.                         124,630   (b)
     10,000    Brio Technology, Inc.                            9,800   (b)
     12,100    Catapult Communications Corp.                  264,639   (b)
     19,900    Entrust Technologies, Inc.                      54,128   (b)
     13,800    Henry (Jack) & Associates, Inc.                230,322
     11,200    HNC Software, Inc.                             187,040   (b)
     17,200    Informatica Corp.                              121,948   (b)
      7,600    Inforte Corp.                                   75,392   (b)
     13,100    Keane, Inc.                                    162,440   (b)
     10,300    Lawson Software, Inc.                           59,431   (b)
      5,900    MatrixOne, Inc.                                 35,459   (b)
     12,200    Micromuse, Inc.                                 56,608   (b)
     12,900    National Instruments Corp.                     420,024   (b)
      8,600    Openwave Systems, Inc.                          48,246   (b)
      5,700    Precise Software Solutions, Ltd.                54,435   (b)
     13,500    Sapient Corp.                                   14,310   (b)
     16,400    SmartForce plc, ADR                             55,760   (b)
      6,900    webMethods, Inc.                                68,310   (b)
                                                        _____________
                                                            2,184,177
                                                        _____________

               Consumer Finance - 0.4%
      2,300    Doral Financial Corp.                           76,797
      1,200    Umpqua Holdings Corp.                           22,176
                                                        _____________
                                                               98,973
                                                        _____________

               Containers & Packaging - 1.0%
      9,600    Pactiv Corp.                                   228,480   (b)
                                                        _____________

               Distributors - 1.0%
      6,900    MAXIMUS, Inc.                                  218,730   (b)
                                                        _____________

               Electrical Equipment - 2.4%
      8,000    C&D Technologies, Inc.                         144,160
     12,100    Electro Scientific Industries, Inc.            294,030   (b)
     18,900    Power-One, Inc.                                117,558   (b)
                                                        _____________
                                                              555,748
                                                        _____________

               Electronics - 7.2%
      8,100    Cognex Corp.                                   162,405   (b)
     29,100    DDi, Corp.                                      29,071   (b)
      7,300    Merix Corp.                                     62,634   (b)
      7,800    Mettler-Toledo International, Inc.             287,586   (b)
        100    Nanometrics, Inc.                                1,588   (b)
      3,600    Park Electrochemical Corp.                      95,400
     10,300    Plexus Corp.                                   186,430   (b)
      2,900    Roper Industries, Inc.                         108,170
     12,100    Sirenza Microdevices, Inc.                      24,442   (b)
      6,200    Technitrol, Inc.                               144,460
      8,600    Trimble Navigation, Ltd.                       133,300   (b)
     12,100    Varian, Inc.                                   398,695   (b)
                                                        _____________
                                                            1,634,181
                                                        _____________

               Financial - Diversified - 0.8%
      2,900    BlackRock, Inc.                                128,470   (b)
     10,900    Knight Trading Group, Inc.                      57,116   (b)
                                                        _____________
                                                              185,586
                                                        _____________

               Food & Beverage - 0.1%
      1,700    Great Atlantic & Pacific Tea, Inc.              31,773   (b)
                                                        _____________

               Health Care - Drugs &
               Pharmaceuticals - 1.2%
     16,100    Alpharma, Inc., Class A                        273,378
                                                        _____________

               Health Care - Medical Products
               & Supplies - 2.7%
      9,300    Varian Medical Systems, Inc.                   377,115
      9,000    Wilson Greatbatch Technologies                 229,320   (b)
                                                        _____________
                                                              606,435
                                                        _____________

               Insurance - 2.8%
      6,900    AmerUs Group Co.                               255,990
      2,900    IPC Holdings, Ltd.                              88,566
      9,500    Reinsurance Group of America                   292,790
                                                        _____________
                                                              637,346
                                                        _____________

               Leisure Products - 1.3%
      1,500    Argosy Gaming Co.                               42,600   (b)
     13,800    Station Casinos, Inc.                          246,330   (b)
                                                        _____________
                                                              288,930
                                                        _____________

               Lodging & Hotels - 0.4%
      2,000    Four Seasons Hotels, Inc.                       93,800
                                                        _____________

               Machinery - Diversified - 4.3%
      3,800    CUNO, Inc.                                     137,484   (b)
     10,800    Milacron, Inc.                                 109,620
      3,300    Oshkosh Truck Corp.                            195,063
      7,100    Pentair, Inc.                                  341,368
      6,700    Reliance Steel & Aluminum Co.                  204,350
                                                        _____________
                                                              987,885
                                                        _____________

               Metals & Mining - 1.6%
      6,000    Cleveland-Cliffs, Inc.                         165,600
     12,700    Stillwater Mining Co.                          206,756   (b)
                                                        _____________
                                                              372,356
                                                        _____________

               Oil & Gas - 8.8%
     10,300    Cal Dive International, Inc.                   226,600   (b)
     15,500    Chesapeake Energy Corp.                        111,600   (b)
      8,900    FMC Technologies, Inc.                         184,764   (b)
      1,800    Headwaters, Inc.                                28,350   (b)
     12,600    Patterson-UTI Energy, Inc.                     355,698   (b)
     19,000    PetroQuest Energy, Inc.                        105,830   (b)
      6,000    Spinnaker Exploration Co.                      216,120   (b)
     13,300    Stone Energy Corp.                             535,325   (b)
      7,600    Superior Energy Services, Inc.                  77,140   (b)
      9,900    Swift Energy Co.                               156,321   (b)
                                                        _____________
                                                            1,997,748
                                                        _____________

               Publishing - 0.3%
      2,300    Harland (John H) Co.                            64,860
                                                        _____________

               Real Estate - 1.2%
      3,400    Colonial Properties Trust                      132,430
      6,000    Jones Lang LaSalle, Inc.                       148,200   (b)
                                                        _____________
                                                              280,630
                                                        _____________

               Restaurants - 1.2%
      2,800    CEC Entertainment, Inc.                        115,640   (b)
      5,300    Jack in the Box, Inc.                          168,540   (b)
                                                        _____________
                                                              284,180
                                                        _____________

               Retail - 1.5%
      9,500    Charming Shoppes, Inc.                          82,080   (b)
      5,600    Cost Plus (California), Inc.                   170,570   (b)
      2,600    Linens 'N Things, Inc.                          85,306   (b)
                                                        _____________
                                                              337,956
                                                        _____________

               Services - 4.8%
     17,200    Adminstaff, Inc.                               172,000   (b)
      2,400    CDI Corp.                                       78,120   (b)
      7,200    Heidrick & Struggles International,
                  Inc.                                        143,784   (b)
      3,900    NCO Group, Inc.                                 84,942   (b)
      5,700    Pegasus Solutions, Inc.                         99,750   (b)
      2,000    Princeton Review, Inc.                          18,280   (b)
     13,800    ProBusiness Services, Inc.                     201,052   (b)
      9,400    Resources Connection, Inc.                     253,706   (b)
     17,300    U. S. Liquids, Inc.                             51,035   (b)
                                                        _____________
                                                            1,102,669
                                                        _____________

               Telephone &
               Telecommunications - 2.8%
     20,000    Advanced Fibre Communications                  330,800   (b)
     13,700    Anaren Microwave, Inc.                         118,368   (b)
      3,481    CIENA Corp.                                     14,585   (b)
     16,000    Powerwave Technologies, Inc.                   146,560   (b)
     11,200    Sierra Wireless, Inc.                           37,744   (b)
                                                        _____________
                                                              648,057
                                                        _____________

               Transportation  - 1.3%
      3,300    Knight Transportation, Inc.                     76,527   (b)
      2,100    Landstar System, Inc.                          224,385   (b)
                                                        _____________
                                                              300,912
                                                        _____________

               Transportation - Airlines - 4.7%
      8,700    Airborne, Inc.                                 167,040
     14,000    Atlantic Coast Airlines Holdings               303,800   (b)
     18,100    Forward Air Corp.                              593,318   (b)
                                                        _____________
                                                            1,064,158
                                                        _____________

               Utilities - 1.1%
      9,500    Energen Corp.                                  261,250
                                                        _____________

               Total Common Stocks
               (cost $23,318,794)                          20,596,987
                                                        _____________

   Principal
      Amount
   ___________

               SHORT-TERM
               SECURITIES - 9.7% (a)
               Repurchase Agreement
 $2,205,000    State Street Bank, 1.98% dated
                  6/28/2002, $2,205,364 maturing
                  7/1/2002, (secured by $2,245,000
                  Federal Home Loan Bank Medium
                  Term Notes 2.625%, due 5/29/2003)
                  (at amortized cost)                       2,205,000
                                                        _____________

               Total Investments
               (cost $25,523,794)                    $     22,801,987   (c)
                                                        _____________
                                                        _____________

Notes to Portfolio of Investments:
__________________________________
(a)   The categories of investments are shown as a percentage of total investments of the FTI Small Cap Growth Portfolio.

(b)   Currently non-income producing.

(c)   At June 30, 2002, the aggregate cost of securities for federal income tax purposes was $25,523,794 and the net unrealized depreciation of investments based on that cost was $2,721,807 which is comprised of $660,884 aggregate gross unrealized appreciation and $3,382,691 aggregate gross unrealized depreciation.

(d)  Miscellaneous Footnotes:
     (ADR) - American Depository Receipts

                                        See accompanying notes to portfolio of investments.

                              The accompanying notes are an integral part of the financial statements.

LB Series Fund, Inc.
MFS Mid Cap Growth Portfolio
Portfolio of Investments
June 30, 2002
(unaudited)

    Shares                                                  Value
___________                                             ____________
               COMMON STOCKS - 87.8% (a)
               Automotive - 0.9%
      3,600    Harley Davidson, Inc.                 $        184,569
                                                        _____________

               Banks - 1.7%
      1,400    Comerica, Inc.                                  85,960
        300    Federal Agricultural Mortgage
                  Corp., Class C                                8,010   (b)
      2,300    First Tennessee National Corp.                  88,090
      5,700    SouthTrust Corp.                               148,884
                                                        _____________
                                                              330,944
                                                        _____________

               Biotechnology - 0.9%
      9,580    Genzyme Corp.                                  184,319   (b)
                                                        _____________

               Broadcasting - 3.8%
        400    Clear Channel Communications,
                  Inc.                                         12,763   (b)
      9,100    Echostar Communications Corp.,
                  Class A                                     168,896   (b)
      1,000    Entercom Communications Corp.                   45,900   (b)
     19,980    General Motors Corp., Class H                  207,792   (b)
      1,200    Hearst-Argyle Television, Inc.                  27,060   (b)
      1,100    LIN TV Corp., Class A                           29,744   (b)
      6,800    Univision Communications, Inc.,
                  Class A                                     213,520   (b)
        900    Westwood One, Inc.                              30,078   (b)
                                                        _____________
                                                              735,753
                                                        _____________

               Computers - Hardware - 2.2%
      4,200    Advanced Micro Devices, Inc.                    39,761   (b)
      5,700    Broadcom Corp., Class A                         99,978   (b)
      8,160    GlobespanVirata, Inc.                           31,579   (b)
      4,340    Intersil Holding Corp.                          92,789   (b)
      2,300    Novellus Systems, Inc.                          78,200   (b)
      2,400    QLogic Corp.                                    91,440   (b)
                                                        _____________
                                                              433,747
                                                        _____________

               Computers - Networking - 3.8%
     13,200    Brocade Communication Systems,
                  Inc.                                        230,736   (b)
      4,180    Computer Network Technology
                  Corp.                                        25,623   (b)
     10,980    Emulex Corp.                                   247,160   (b)
     13,100    Juniper Networks, Inc.                          74,015   (b)
        670    McDATA Corp.                                     5,963   (b)
     18,850    McDATA Corp., Class A                          166,069   (b)
                                                        _____________
                                                              749,566
                                                        _____________

               Computers - Peripherals - 0.6%
      9,900    Network Appliance, Inc.                        123,156   (b)
                                                        _____________

               Computers - Software &
               Services - 13.5%
      9,550    Amdocs, Ltd.                                    72,103   (b)
     17,300    BEA Systems, Inc.                              164,523   (b)
     62,250    Citrix Systems, Inc.                           375,990   (b)
      6,600    Henry (Jack) & Associates, Inc.                110,154
      5,660    Internet Security Systems, Inc.                 74,259   (b)
      8,100    PeopleSoft, Inc.                               120,528   (b)
     20,150    Rational Software Corp.                        165,432   (b)
      1,900    Retek, Inc.                                     46,170   (b)
     11,340    RSA Security, Inc.                              54,545   (b)
     48,360    S1 Corp.                                       357,380   (b)
      4,900    Siebel Systems, Inc.                            69,678   (b)
     14,740    SmartForce plc, ADR                             50,116   (b)
      9,700    SunGard Data Systems, Inc.                     256,856   (b)
     49,250    VeriSign, Inc.                                 354,108   (b)
     18,620    Veritas Software Corp.                         368,490   (b)
                                                        _____________
                                                            2,640,332
                                                        _____________

               Distributors - 3.7%
      9,010    IMPATH, Inc.                                   161,730   (b)
     23,350    IMS Health, Inc.                               419,133
      4,140    Lincare Holdings, Inc.                         133,722   (b)
                                                        _____________
                                                              714,585
                                                        _____________

               Financial - Diversified - 1.0%
        500    Investment Technology Group                     16,350
      5,680    Principal Financial Group                      176,080   (b)
                                                        _____________
                                                              192,430
                                                        _____________

               Food & Beverage - 1.7%
     16,370    Kroger Co.                                     325,763   (b)
                                                        _____________

               Health Care - Drugs &
               Pharmaceuticals - 4.0%
      2,900    Allergan, Inc.                                 193,575
      3,500    Biovail Corp.                                  101,360   (b)
      5,650    CVS Corp.                                      172,890
      2,200    Mylan Laboratories, Inc.                        68,970
      9,560    Shire Pharmaceuticals Group, ADR               246,744   (b)
                                                        _____________
                                                              783,539
                                                        _____________

               Health Care - Medical Products
               & Supplies - 2.8%
      3,460    Applera Corp. - Applied Biosystems              67,435
     51,090    Cytyc Corp.                                    389,306   (b)
      1,600    Stryker Corp.                                   85,616
                                                        _____________
                                                              542,357
                                                        _____________

               Health Care Management - 3.3%
     15,900    Caremark Rx, Inc.                              262,350   (b)
     29,320    HEALTHSOUTH Rehabilitation
                  Corp.                                       375,003   (b)
                                                        _____________
                                                              637,353
                                                        _____________

               Insurance - 8.8%
     11,360    Ace, Ltd.                                      358,976
      7,950    Arthur J. Gallagher & Co.                      275,468
     14,890    Willis Group Holdings, Ltd.                    490,030   (b)
      6,980    XL Capital, Ltd., Class A                      591,206
                                                        _____________
                                                            1,715,680
                                                        _____________

               Leisure Products - 1.2%
     17,420    Macrovision Corp.                              228,376   (b)
                                                        _____________

               Oil & Gas - 5.7%
      7,000    Baker Hughes, Inc.                             233,030
      1,300    BJ Services Co.                                 45,231   (b)
      7,300    Devon Energy Corp.                             359,744
      3,200    Diamond Offshore Drilling, Inc.                 91,200
      9,800    Noble Corp.                                    378,280   (b)
                                                        _____________
                                                            1,107,485
                                                        _____________

               Publishing - 6.3%
      6,200    McGraw-Hill, Inc.                              370,140
      1,200    New York Times Co.                              61,800
     16,280    Scholastic Corp.                               617,012   (b)
        500    Scripps (E.W.) Co.                              38,463
      3,400    Tribune Co.                                    147,900
                                                        _____________
                                                            1,235,315
                                                        _____________

               Restaurants - 1.9%
      3,500    Brinker International, Inc.                    111,125   (b)
      7,300    Outback Steakhouse, Inc.                       256,230   (b)
                                                        _____________
                                                              367,355
                                                        _____________

               Retail - 6.2%
      3,400    Best Buy Co., Inc.                             123,420
      3,390    BJ's Wholesale Club, Inc.                      130,515   (b)
      2,400    Circuit City Stores, Inc.                       44,496
      4,000    Dollar Tree Stores, Inc.                       157,640   (b)
      1,300    Family Dollar Stores, Inc.                      46,477
      4,800    NIKE, Inc., Class B                            257,520
      1,600    Pier 1 Imports, Inc.                            33,273
      6,210    Talbots, Inc.                                  217,350
      6,000    Tiffany & Co.                                  211,200
                                                        _____________
                                                            1,221,891
                                                        _____________

               Services - 9.3%
      1,050    ARAMARK Corp.                                   26,250   (b)
      5,100    Bisys Group, Inc.                              169,830
     15,200    CheckFree Corp.                                237,728   (b)
      4,150    Concord EFS, Inc.                              125,081
     20,080    CSG System International, Inc.                 384,331   (b)
      6,690    DST Systems, Inc.                              305,800   (b)
      3,700    Fiserv, Inc.                                   135,827
      6,480    Global Payments, Inc.                          192,780
      6,600    SABRE Group Holdings, Inc.,
                  Class A                                     236,280   (b)
                                                        _____________
                                                            1,813,907
                                                        _____________

               Telephone &
               Telecommunications - 4.5%
      7,890    Advanced Fibre Communications                  130,501   (b)
     36,230    American Tower Corp., Class A                  124,994   (b)
      1,300    Aware, Inc.                                      4,940   (b)
      2,440    Cable Design Technologies Corp.                 25,010   (b)
      6,046    CIENA Corp.                                     25,331   (b)
     97,930    Crown Castle International Corp.               384,865   (b)
     23,700    JDS Uniphase Corp.                              63,279   (b)
      2,920    SBA Communications Corp.                         4,117   (b)
     14,070    Tekelec                                        112,982   (b)
                                                        _____________
                                                              876,019
                                                        _____________

               Total Common Stocks
               (cost $22,201,213)                          17,144,441
                                                        _____________

   Principal
      Amount
   ___________
               SHORT-TERM
               SECURITIES - 12.2% (a)
               Repurchase Agreement
 $2,393,000    State Street Bank, 1.98% dated
                  6/28/2002, $2,393,395 maturing
                  7/1/2002, (secured by $2,440,000
                  Federal National Mortgage
                  Association Medium Term Notes
                  2.6%, due 5/28/2003) (at amortized
                  cost)                                     2,393,000
                                                        _____________

               Total Investments
               (cost $24,594,213)                    $     19,537,441   (c)
                                                        _____________
                                                        _____________

Notes to Portfolio of Investments:
__________________________________

(a)   The categories of investments are shown as a percentage of total investments of the MFS Mid Cap Growth Portfolio.

(b)   Currently non-income producing.

(c)   At June 30, 2002, the aggregate cost of securities for federal income tax purposes was $24,594,213 and the net unrealized depreciation of investments based on that cost was $5,056,772 which is comprised of $236,890 aggregate gross unrealized appreciation and $5,293,662 aggregate gross unrealized depreciation.

(d)   Miscellaneous Footnotes:
      (ADR) - American Depository Receipts

                                        See accompanying notes to portfolio of investments.

                              The accompanying notes are an integral part of the financial statements.

LB Series Fund, Inc.
Mid Cap Growth Portfolio
Portfolio of Investments
June 30, 2002
(unaudited)

     Shares                                                  Value
  ___________                                            ____________

               COMMON STOCKS - 97.4% (a)
               Advertising - 1.2%
     59,050    Catalina Marketing Corp.              $      1,666,385   (b)
     19,500    Interpublic Group of Cos., Inc.                482,820
     76,000    Lamar Advertising Co.                        2,827,960   (b)
     20,900    TMP Worldwide, Inc.                            449,350   (b)
                                                        _____________
                                                            5,426,515
                                                        _____________

               Aerospace & Defense - 1.4%
     40,950    Alliant Techsystems, Inc.                    2,612,610
     36,200    Level 3 Communications Holdings
                  Corp.                                     1,954,800
     49,000    Precision Castparts Corp.                    1,617,000
                                                        _____________
                                                            6,184,410
                                                        _____________

               Automotive - 0.9%
     80,300    Gentex Corp.                                 2,205,841   (b)
     30,820    Harley Davidson, Inc.                        1,580,141
                                                        _____________
                                                            3,785,982
                                                        _____________

               Banks - 2.5%
     23,300    Charter One Financial, Inc.                    801,054
     33,050    City National Corp.                          1,776,438
     36,400    Dime Bancorp, Inc., Stock
                  Warrants                                      3,640   (b)
     28,800    Investors Financial Services Corp.             965,952
     54,800    Marshall & Ilsley Corp.                      1,694,964
     17,300    North Fork Bancorporation, Inc.                688,713
     23,300    TCF Financial Corp.                          1,144,030
     60,000    Union Planters Corp.                         1,942,200
     35,400    Zions Bancorporation                         1,844,340
                                                        _____________
                                                           10,861,331
                                                        _____________

               Biotechnology - 4.8%
     22,800    Affymetrix, Inc.                               546,972   (b)
     19,700    Biogen, Inc.                                   816,171   (b)
     19,200    Cephalon, Inc.                                 867,840   (b)
     53,000    Charles River Laboratories
                  International, Inc.                       1,857,650   (b)
     21,300    Enzon, Inc.                                    524,193   (b)
     56,800    Genzyme Corp.                                1,092,832   (b)
    113,000    Gilead Sciences, Inc.                        3,715,440
    105,100    Human Genome Sciences, Inc.                  1,408,340   (b)
     66,950    IDEC Pharmaceuticals Corp.                   2,373,378   (b)
     49,000    IDEXX Laboratories, Inc.                     1,263,710   (b)
     30,300    Immunex Corp.                                  676,902   (b)
     25,300    Invitrogen Corp.                               809,853   (b)
     91,700    MedImmune, Inc.                              2,420,880   (b)
     61,300    Millennium Pharmaceuticals, Inc.               744,795   (b)
     78,300    Techne Corp.                                 2,209,626   (b)
                                                        _____________
                                                           21,328,582
                                                        _____________

               Broadcasting - 3.0%
     48,400    Cox Radio, Inc., Class A                     1,166,440   (b)
     19,600    Entercom Communications Corp.                  899,640   (b)
     99,900    Hispanic Broadcasting Corp.                  2,607,390   (b)
     66,650    LIN TV Corp., Class A                        1,802,216   (b)
     48,600    Mediacom Communications Corp.                  378,594   (b)
     74,300    Radio One, Inc., Class D                     1,104,841   (b)
     84,700    Univision Communications, Inc.,
                  Class A                                   2,659,580   (b)
     70,800    Westwood One, Inc.                           2,366,136   (b)
                                                        _____________
                                                           12,984,837
                                                        _____________

               Building Materials - 0.5%
     27,000    American Standard Companies,
                  Inc.                                      2,027,700   (b)
                                                        _____________

               Chemicals - 1.2%
     46,900    Cytec Industries, Inc.                       1,474,536   (b)
     42,000    Ecolab, Inc.                                 1,941,660
     31,400    Praxair, Inc.                                1,788,858
                                                        _____________
                                                            5,205,054
                                                        _____________

               Computers - Hardware - 7.9%
     26,700    Altera Corp.                                   363,120   (b)
     84,600    Amkor Technologies, Inc.                       526,212   (b)
     53,700    Analog Devices, Inc.                         1,594,890   (b)
     85,600    Atmel Corp.                                    535,856   (b)
     19,600    Broadcom Corp., Class A                        343,784   (b)
     65,100    Chartered Semiconductor
                  Manufacturing Ltd., ADR                   1,302,651   (b)
     29,200    Cymer, Inc.                                  1,023,168   (b)
    128,000    EMCORE Corp.                                   768,000   (b)
     27,800    EXAR Corp.                                     548,216   (b)
     95,300    Fairchild Semiconductor
                  International Corp., Class A              2,315,790   (b)
     30,600    Integrated Circuit Systems, Inc.               617,814   (b)
     65,300    Integrated Device Technology, Inc.           1,184,542   (b)
     44,800    Intersil Holding Corp.                         957,824   (b)
     59,140    KLA-Tencor Corp.                             2,601,569   (b)
     85,900    LAM Research Corp.                           1,544,482   (b)
     44,000    LSI Logic Corp.                                385,000   (b)
     30,700    Marvell Technology Group, Ltd.                 610,623   (b)
     24,840    Maxim Integrated Products, Inc.                952,117   (b)
     38,800    Micrel, Inc.                                   557,944   (b)
    149,890    Microchip Technology, Inc.                   4,111,483
     69,300    National Semiconductor Corp.                 2,021,481   (b)
     40,100    NCR Corp.                                    1,387,460   (b)
     44,270    Novellus Systems, Inc.                       1,505,180   (b)
     54,600    QLogic Corp.                                 2,080,260   (b)
     71,700    RF Micro Devices, Inc.                         546,354   (b)
     44,200    Semtech Corp.                                1,180,140   (b)
     54,800    TriQuint Semiconductor, Inc.                   351,268   (b)
      44,700   Varian Semiconductor
                  Equipment, Inc.                          1,516,671  (b)
      61,820   Xilinx, Inc.                                1,386,623  (b)
                                                        _____________
                                                           34,820,522
                                                        _____________

               Computers - Networking - 0.4%
     68,250    Brocade Communication Systems,
                  Inc.                                      1,193,010   (b)
     28,500    Emulex Corp.                                   641,535   (b)
                                                        _____________
                                                            1,834,545
                                                        _____________

               Computers - Peripherals - 0.5%
     68,300    ATI Technologies, Inc.                         471,953   (b)
     92,700    EMC Corp.                                      699,885   (b)
     13,500    Lexmark International Group, Inc.,
                  Class A                                     734,400   (b)
     33,800    Network Appliance, Inc.                        420,472   (b)
                                                        _____________
                                                            2,326,710
                                                        _____________

               Computers - Software &
               Services - 8.6%
     35,250    Activision, Inc.                             1,024,365
     26,200    Adobe Systems, Inc.                            746,700
     25,100    Advent Software, Inc.                          645,070   (b)
     65,400    Affiliated Computer Services, Inc.,
                  Class A                                   3,105,192
     17,500    BARRA, Inc.                                    650,650   (b)
    178,800    BEA Systems, Inc.                            1,700,388   (b)
     38,200    BMC Software, Inc.                             634,120   (b)
     47,100    Business Objects S.A., ADR                   1,323,510   (b)
    103,000    Cadence Design Systems, Inc.                 1,660,360   (b)
     48,400    Check Point Software
                  Technologies, Ltd.                          656,304   (b)
     82,500    Citrix Systems, Inc.                           498,300   (b)
    148,900    Compuware Corp.                                903,823   (b)
     51,000    Electronic Arts, Inc.                        3,368,550   (b)
     36,600    Henry (Jack) & Associates, Inc.                610,854
     25,300    Internet Security Systems, Inc.                331,936   (b)
     91,900    Intuit, Inc.                                 4,569,268   (b)
     65,200    Macromedia, Inc.                               578,324   (b)
     39,000    Manugistics Group, Inc.                        238,290   (b)
     35,700    Mercury Interactive Corp.                      819,672   (b)
     44,100    National Instruments Corp.                   1,435,896   (b)
     18,700    NetIQ Corp.                                    423,181   (b)
     56,400    Network Associates, Inc.                     1,086,828   (b)
     17,900    Overture Services, Inc.                        447,142   (b)
     32,200    PeopleSoft, Inc.                               479,136   (b)
     82,800    Rational Software Corp.                        679,788   (b)
     37,300    Retek, Inc.                                    906,390   (b)
     45,300    Siebel Systems, Inc.                           644,166   (b)
     91,460    SunGard Data Systems, Inc.                   2,421,861   (b)
     29,800    Symantec Corp.                                 978,930
     51,200    Synopsys, Inc.                               2,806,272   (b)
     20,100    THQ, Inc.                                      599,382
     33,600    Titan Corp.                                    614,544   (b)
     49,000    VeriSign, Inc.                                 352,310   (b)
                                                        _____________
                                                           37,941,502
                                                        _____________

               Construction - 0.2%
     28,700    Shaw Group, Inc.                               881,090   (b)
                                                        _____________

               Consumer Finance - 1.3%
     32,000    AmeriCredit Corp.                              897,600   (b)
     19,000    Capital One Financial Corp.                  1,159,950
     38,600    Countrywide Credit Industry, Inc.            1,862,450
     47,800    Doral Financial Corp.                        1,596,042
     45,150    Metris Companies, Inc.                         375,197
                                                        _____________
                                                            5,891,239
                                                        _____________

               Containers & Packaging - 0.3%
     37,000    Sealed Air Corp.                             1,489,990   (b)
                                                        _____________

               Distributors - 5.0%
     19,900    Accredo Health, Inc.                           918,186   (b)
     36,900    AdvancePCS                                     883,386
     43,800    AmerisourceBergen Corp.                      3,328,800
     38,700    Express Scripts, Inc., Class A               1,939,257   (b)
     69,400    Fastenal Co.                                 2,672,594
     29,400    Grainger, W.W., Inc.                         1,472,940
     42,700    Henry Schein, Inc.                           1,900,150   (b)
     45,600    IMS Health, Inc.                               818,520
     88,200    Laboratory Corp. of America
                  Holdings                                  4,026,330
     44,900    Lincare Holdings, Inc.                       1,450,270   (b)
     32,400    Quest Diagnostics, Inc.                      2,788,020   (b)
                                                        _____________
                                                           22,198,453
                                                        _____________

               Electrical Equipment - 0.2%
     42,950    Electro Scientific Industries, Inc.          1,043,685   (b)
                                                        _____________

               Electronics - 3.6%
     41,200    Amphenol Corp., Class A                      1,483,200   (b)
     73,200    AVX Corp.                                    1,195,356
     28,900    Celestica, Inc.                                656,319   (b)
     68,018    Flextronics International, Ltd.                484,968   (b)
     41,400    Harman International Industries,
                  Inc.                                      2,038,950
     36,300    Jabil Circuit, Inc.                            766,293   (b)
     35,400    Millipore Corp.                              1,132,092
     71,600    Plexus Corp.                                 1,295,960   (b)
     40,700    Tech Data Corp.                              1,540,495   (b)
     68,700    Tektronix, Inc.                              1,285,377   (b)
     85,100    Vishay Intertechnology, Inc.                 1,872,200   (b)
     76,740    Waters Corp.                                 2,048,958   (b)
                                                        _____________
                                                           15,800,168
                                                        _____________

               Financial - Diversified - 3.4%
     24,900    Affiliated Managers Group, Inc.              1,531,350   (b)
     30,100    AMBAC Financial Group, Inc.                  2,022,720
     44,100    A.G. Edwards, Inc.                           1,714,167
     38,400    BlackRock, Inc.                              1,701,120   (b)
     55,500    Eaton Vance Corp.                            1,731,600
     24,800    Federated Investors, Inc., Class B             857,336
     19,200    Investment Technology Group                    627,840
     15,000    Legg Mason, Inc.                               740,100
     27,700    Moody's Corp.                                1,378,075
     16,800    SEI Investments Co.                            473,256
     23,100    SLM Corp.                                    2,238,390
                                                        _____________
                                                           15,015,954
                                                        _____________

               Food & Beverage - 2.0%
     79,200    Coca-Cola Enterprises, Inc.                  1,748,736
     55,000    Dean Foods Co.                               2,051,500
     23,800    Hershey Foods Corp.                          1,487,500
     59,300    Pepsi Bottling Group, Inc.                   1,826,440
     32,150    Whole Foods Market, Inc.                     1,550,273   (b)
                                                        _____________
                                                            8,664,449
                                                        _____________

               Health Care - Drugs &
               Pharmaceuticals - 2.9%
     16,000    Allergan, Inc.                               1,068,000
      9,700    Barr Laboratories, Inc.                        616,241   (b)
     66,200    Biovail Corp.                                1,917,152   (b)
     45,400    CVS Corp.                                    1,389,240
     24,680    Forest Laboratories, Inc.                    1,747,344   (b)
     58,925    IVAX Corp.                                     636,390   (b)
     66,949    King Pharmaceuticals, Inc.                   1,489,615
     44,200    Medicis Pharmaceutical Corp.,
                  Class A                                   1,889,992   (b)
     33,200    Shire Pharmaceuticals Group, ADR               856,892   (b)
     53,800    SICOR, Inc.                                    997,452   (b)
                                                        _____________
                                                           12,608,318
                                                        _____________

               Health Care - Medical Products
               & Supplies - 2.6%
     95,000    Applera Corp. - Applied Biosystems           1,851,550
     50,767    Biomet, Inc.                                 1,376,801
     24,700    Boston Scientific Corp.                        724,204   (b)
     85,500    Cytyc Corp.                                    651,510   (b)
     26,800    Guidant Corp.                                  810,164   (b)
     14,400    Stryker Corp.                                  770,544
     39,900    St. Jude Medical, Inc.                       2,946,615
     23,600    Varian Medical Systems, Inc.                   956,980
     33,500    Zimmer Holdings, Inc.                        1,194,610   (b)
                                                        _____________
                                                           11,282,978
                                                        _____________

               Health Care Management - 4.0%
    106,700    Caremark Rx, Inc.                            1,760,550   (b)
     23,100    Community Health Systems, Inc.                 619,080   (b)
     84,300    First Health Group Corp.                     2,363,772   (b)
     72,275    Health Management Associates,
                  Inc., Class A                             1,456,341   (b)
     65,900    Manor Care, Inc.                             1,515,700   (b)
     32,250    Province Healthcare Co.                        721,110
     25,900    Tenet Healthcare Corp.                       1,853,145
     52,600    Triad Hospitals, Inc.                        2,229,188   (b)
     25,100    Trigon Healthcare, Inc.                      2,524,558   (b)
     27,000    Universal Health Services, Inc.,
                  Class B                                   1,323,000   (b)
     17,400    Wellpoint Health Networks, Inc.,
                  Class A                                   1,353,894   (b)
                                                        _____________
                                                           17,720,338
                                                        _____________

               Homebuilding - 0.7%
     14,000    Centex Corp.                                   809,060
     11,100    Lennar Corp.                                   679,320
     53,400    Toll Brothers, Inc.                          1,564,620
                                                        _____________
                                                            3,053,000
                                                        _____________

               Insurance - 2.5%
     57,100    Ace, Ltd.                                    1,804,360
     33,000    Arthur J. Gallagher & Co.                    1,143,450
     37,700    Everest Reinsurance Group, Ltd.              2,109,315
     30,690    Fidelity National Financial, Inc.              969,804
     12,700    MGIC Investment Corp.                          861,060
     15,500    PartnerRe, Ltd.                                758,725
     31,400    Radian Group, Inc.                           1,533,890
     15,900    Renaissancere Holdings, Ltd.                   581,940
     15,700    XL Capital, Ltd., Class A                    1,329,790
                                                        _____________
                                                           11,092,334
                                                        _____________

               Leisure Products - 0.6%
     35,800    Macrovision Corp.                              469,338   (b)
    105,200    Mattel, Inc.                                 2,217,616
                                                        _____________
                                                            2,686,954
                                                        _____________

               Lodging & Hotels - 0.7%
     68,200    Carnival Corp., Inc.                         1,888,458
     40,300    Extended Stay America, Inc.                    653,666   (b)
     21,100    Starwood Hotels & Resorts                      693,979
                                                        _____________
                                                            3,236,103
                                                        _____________

               Machinery - Diversified - 1.0%
     21,800    Danaher Corp.                                1,446,430
     34,100    Deere & Co.                                  1,633,390
     10,100    SPX Corp.                                    1,186,750   (b)
                                                        _____________
                                                            4,266,570
                                                        _____________

               Metals & Mining - 0.7%
     63,200    Arch Coal, Inc.                              1,435,272
     40,600    Phelps Dodge Corp.                           1,672,720
                                                        _____________
                                                            3,107,992
                                                        _____________

               Oil & Gas - 8.4%
     51,970    Apache Corp.                                 2,987,236
     90,120    BJ Services Co.                              3,053,266   (b)
     16,300    Cooper Cameron Corp.                           789,246   (b)
     32,077    Devon Energy Corp.                           1,580,755
     31,900    ENSCO International, Inc.                      869,594
     38,800    EOG Resources, Inc.                          1,540,360
     50,900    Equitable Resources, Inc.                    1,745,870
     87,193    GlobalSantaFe Corp.                          2,384,729
     45,900    Helmerich & Payne, Inc.                      1,639,548
     10,300    Murphy Oil Corp.                               849,750
     38,800    Nabors Industries, Ltd.                      1,369,640   (b)
     31,800    Noble Corp.                                  1,227,480   (b)
     43,600    Noble Energy, Inc.                           1,571,780
    105,000    Ocean Energy, Inc.                           2,275,350
     47,750    Patina Oil & Gas Corp.                       1,309,783
     24,680    Phillips Petroleum Co.                       1,453,158
     20,200    Pogo Producing Co.                             658,924
     34,800    SEACOR SMIT, Inc.                            1,647,780   (b)
     37,990    Smith International, Inc.                    2,590,538   (b)
     23,500    Spinnaker Exploration Co.                      846,470   (b)
     42,540    Weatherford International
                  (Bermuda), Inc.                           1,837,728   (b)
    123,250    XTO Energy, Inc.                             2,538,950
                                                        _____________
                                                           36,767,935
                                                        _____________

               Publishing - 0.9%
     72,000    Belo Corp., Class A                          1,627,920
     61,400    Gemstar-TV Guide International,
                  Inc.                                        330,946   (b)
     74,500    Getty Images, Inc.                           1,621,865   (b)
     14,300    Scholastic Corp.                               541,970   (b)
                                                        _____________
                                                            4,122,701
                                                        _____________

               Restaurants - 2.9%
     91,350    Brinker International, Inc.                  2,900,363   (b)
     25,000    CBRL Group, Inc.                               763,000
     45,900    CEC Entertainment, Inc.                      1,895,670   (b)
     38,950    Cheesecake (The) Factory                     1,381,946   (b)
     73,110    Darden Restaurants, Inc.                     1,805,817
     35,300    Sonic Corp.                                  1,108,773
     46,800    Starbucks Corp.                              1,162,980   (b)
     16,300    Wendy's International, Inc.                    649,229
     35,600    Yum! Brands, Inc.                            1,041,300
                                                        _____________
                                                           12,709,078
                                                        _____________

               Retail - 8.8%
     36,700    Abercrombie & Fitch Co., Class A               885,204   (b)
     85,000    Amazon.com, Inc.                             1,381,250   (b)
     33,800    American Eagle Outfitters, Inc.                714,532   (b)
     22,900    AutoZone, Inc.                               1,770,170   (b)
     69,100    Bed, Bath & Beyond, Inc.                     2,607,834   (b)
     28,500    Best Buy Co., Inc.                           1,034,550
     22,680    BJ's Wholesale Club, Inc.                      873,180   (b)
     17,300    CDW Computer Centers, Inc.                     809,813   (b)
     32,900    Cost Plus (California), Inc.                 1,002,101   (b)
     92,700    Dollar Tree Stores, Inc.                     3,653,307   (b)
     16,000    EBay, Inc.                                     985,920   (b)
     45,000    Family Dollar Stores, Inc.                   1,586,250
     88,200    Hot Topic, Inc.                              2,355,822
     34,900    Kohl's Corp.                                 2,445,792   (b)
     19,100    Linens 'N Things, Inc.                         626,671   (b)
     19,100    Michael's Stores, Inc.                         744,900
     49,300    Office Depot, Inc.                             828,240   (b)
     59,400    O'Reilly Automotive, Inc.                    1,637,064   (b)
     58,000    Reebok International, Ltd.                   1,711,000   (b)
     31,500    Ross Stores, Inc.                            1,283,625
     89,000    Staples, Inc.                                1,753,300   (b)
     57,100    Talbots, Inc.                                1,998,500
     33,300    Tiffany & Co.                                1,172,160
    104,000    TJX Companies, Inc.                          2,039,440
     18,700    Too, Inc.                                      575,960   (b)
     45,200    USA Networks, Inc.                           1,059,940   (b)
     46,200    Williams-Sonoma, Inc.                        1,416,492
                                                        _____________
                                                           38,953,017
                                                        _____________

               Services - 7.8%
     60,450    Apollo Group, Inc., Class A                  2,382,939
     80,400    Bisys Group, Inc.                            2,677,320
     27,900    Block (H & R), Inc.                          1,287,585
     31,100    Career Education Corp.                       1,399,500
     25,150    Certegy, Inc.                                  933,317   (b)
     58,800    ChoicePoint, Inc.                            2,673,636
     41,500    Cintas Corp.                                 2,051,345
    102,450    Concord EFS, Inc.                            3,087,843
     20,300    Convergys Corp.                                395,444   (b)
     42,300    Corporate Executive Board Co.                1,448,775   (b)
     28,200    CSG System International, Inc.                 539,748   (b)
     15,600    DST Systems, Inc.                              713,076   (b)
     71,500    Equifax, Inc.                                1,930,500
     19,700    FactSet Research Systems, Inc.                 586,469
     83,565    Fiserv, Inc.                                 3,067,671
     24,500    Global Payments, Inc.                          728,875
     52,600    Manpower, Inc.                               1,933,050
     30,200    On Assignment, Inc.                            537,560   (b)
     18,700    Paychex, Inc.                                  585,123
     82,200    Republic Services, Inc., Class A             1,567,554   (b)
    102,600    Robert Half International, Inc.              2,390,580   (b)
     29,600    Weight Watchers International, Inc.          1,285,824   (b)
                                                        _____________
                                                           34,203,734
                                                        _____________

               Telephone &
               Telecommunications - 1.6%
    183,578    ADC Telecommunications, Inc.                   420,394   (b)
     14,245    Adelphia Business Solutions                        157   (b)
    113,200    Advanced Fibre Communications                1,872,328   (b)
     75,200    CommScope, Inc.                                940,000   (b)
     79,600    Comverse Technology, Inc.                      737,096   (b)
     54,200    Polycom, Inc.                                  649,858   (b)
     97,500    Tekelec                                        782,925   (b)
     40,800    United States Cellular Corp.                 1,038,360   (b)
     30,900    UTStarcom, Inc.                                623,253   (b)
                                                        _____________
                                                            7,064,371
                                                        _____________

               Textiles - 0.7%
     45,900    Coach, Inc.                                  2,519,910
     19,380    Jones Apparel Group, Inc.                      726,750   (b)
                                                        _____________
                                                            3,246,660
                                                        _____________

               Transportation  - 0.5%
     28,200    Swift Transportation Co., Inc.                 657,060   (b)
     43,200    USFreightways Corp.                          1,635,984
                                                        _____________
                                                            2,293,044
                                                        _____________

               Transportation - Airlines - 1.1%
     33,300    C.H. Robinson Worldwide, Inc.                1,116,549
     58,960    Expeditors International of
                  Washington, Inc.                          1,955,114
     99,300    Southwest Airlines Co.                       1,604,688
                                                        _____________
                                                            4,676,351
                                                        _____________

               Utilities - 0.1%
     15,700    Kinder Morgan, Inc.                            596,914
                                                        _____________

               Total Common Stocks
               (cost $475,001,468)                        429,401,110
                                                        _____________

   Principal
      Amount
   ___________
               SHORT-TERM
               SECURITIES - 2.6% (a)
               Commercial Paper
 $5,000,000    Amsterdam Funding Corp., 1.79%
                  Due 7/1/2002                              4,999,503
  1,450,000    New Center Asset Trust, 1.98%
                  Due 7/1/2002                              1,449,841
  5,000,000    Yale University, 1.77% Due
                  8/2/2002                                  4,991,642
                                                        _____________

               Total Short-Term Securities
               (at amortized cost)                         11,440,986
                                                        _____________

               Total Investments
               (cost $486,442,454)                   $    440,842,096 (c)
                                                        _____________
                                                        _____________

Notes to Portfolio of Investments:
__________________________________
(a)   The categories of investments are shown as a percentage of total investments of the Mid Cap Growth Portfolio.

(b)   Currently non-income producing.

(c)   At June 30, 2002, the aggregate cost of securities for federal income tax purposes was $486,442,454 and the net unrealized depreciation of investments based on that cost was $45,600,358 which is comprised of $42,995,352 aggregate gross unrealized appreciation and $88,595,710 aggregate gross unrealized depreciation.

(d)   Miscellaneous Footnotes:
      (ADR) - American Depository Receipts

                                        See accompanying notes to portfolio of investments.

                              The accompanying notes are an integral part of the financial statements.

LB Series Fund, Inc.
World Growth Portfolio
Portfolio of Investments
June 30, 2002
(unaudited)

    Shares                                                 Value
___________                                            ____________
               AUSTRALIA - 1.7% (a)
               COMMON STOCKS
    347,000    Broken Hill Proprietary Co.           $      2,012,400
    294,352    Brambles Industries Ltd.                     1,564,538
     56,200    National Australia Bank Ltd.                 1,120,177
                                                        _____________
                                                            4,697,115
                                                        _____________

               PREFERRED STOCK
    449,343    News Corp. Ltd.                              2,069,561
                                                        _____________
                                                            6,766,676
                                                        _____________

               BELGIUM - 0.8% (a)
               COMMON STOCKS
    107,280    Dexia                                        1,657,122
     40,299    Fortis                                         861,232
     14,309    UCB SA                                         524,004
                                                        _____________
                                                            3,042,358
                                                        _____________

               BRAZIL - 0.6% (a)
               COMMON STOCKS
     32,100    Companhia Brasileira de
                  Distribuicao Grupo Pao de
                  Acucar, ADS (USD)                           571,059
      6,400    Companhia Vale do Rio Doce, ADR                177,088   (b)
                                                        _____________
                                                              748,147
                                                        _____________

               PREFERRED STOCK
     92,190    Petroleo Brasileiro SA - Petrobras           1,600,046
                                                        _____________
                                                            2,348,193
                                                        _____________

               CANADA - 0.7% (a)
               COMMON STOCKS
     19,030    Alcan Aluminum                                 723,007
     59,458    Celestica Inc. (USD)                         1,350,291   (b)
     23,760    Royal Bank of Canada                           821,360
                                                        _____________
                                                            2,894,658
                                                        _____________

               DENMARK - 0.5% (a)
               COMMON STOCKS
     40,100    Novo Nordisk A/S, Class B                    1,325,145
     26,741    Tele Danmark                                   738,177
                                                        _____________
                                                            2,063,322
                                                        _____________

               FINLAND - 1.3% (a)
               COMMON STOCKS
    347,190    Nokia Oyj                                    5,072,034
                                                        _____________

               FRANCE - 14.9% (a)
               COMMON STOCKS
      7,100    Altran Technologies SA                         206,465
    102,429    Aventis SA                                   7,244,553
    152,072    Axa                                          2,776,240
    145,008    BNP Paribas SA                               8,004,732
      5,449    Cap Gemini Sogeti SA                           216,197
     58,004    Cie de St. Gobain                            2,598,715
      4,440    Group Danone                                   609,241
     11,208    Hermes International                         1,766,621
      4,095    Lafarge Coppee                                 407,701
      4,858    L'Oreal SA                                     378,313
     27,347    LVMH Moet Hennessy Louis
                  Vuitton SA                                1,374,823
    116,000    Orange SA                                      532,857   (b)
      8,019    Pinault Printemps Redoute SA                   949,358
     93,118    Sanofi-Synthelabo SA                         5,654,330
     52,368    Schneider Electric SA                        2,810,805
     20,396    Societe Generale                             1,341,027
    104,531    Sodexho Alliance SA                          3,956,791
     63,177    STMicroeletronics NV                         1,572,487
    122,156    Societe Television Francaise 1               3,264,458
     40,100    Thomson Multimedia                             946,709   (b)
     75,299    Total Fina Elf, Class B                     12,202,753
     44,853    Vivendi Universal SA                           967,399
                                                        _____________
                                                           59,782,575
                                                        _____________

               GERMANY - 3.3% (a)
               COMMON STOCKS
     17,591    Allianz AG                                   3,545,230
     22,452    Bayer AG                                       718,185
     13,516    Bayerische Vereinsbank AG                      439,672
     40,338    Deutsche Bank AG                             2,799,328
     14,990    Deutsche Telekom AG                            140,376
     27,674    E. On AG                                     1,602,679
     39,361    Gehe AG                                      1,641,244
     12,900    Rhoen-Klinikum AG                              642,167
     11,390    SAP AG                                       1,114,348
     12,594    Siemens AG                                     754,555
                                                        _____________
                                                           13,397,784
                                                        _____________

               GREECE - 0.2% (a)
               COMMON STOCKS
     38,520    Hellenic Telecommunications
                  Organization SA                             607,537
                                                        _____________

               HONG KONG - 1.2% (a)
               COMMON STOCKS
    250,000    Cheung Kong Holdings Ltd.                    2,083,400
    394,000    Henderson Land Development Ltd.              1,631,616
    160,200    Hutchison Whampoa Ltd.                       1,196,404
                                                        _____________
                                                            4,911,420
                                                        _____________

               INDIA - 0.1% (a)
               COMMON STOCKS
     73,376    ICICI Bank Ltd., ADR                           513,632
                                                        _____________

               IRELAND (a,c)
               COMMON STOCKS
     31,827    SmartForce plc, ADR (USD)                      108,212   (b)
                                                        _____________

               ISRAEL - 0.1% (a)
               COMMON STOCKS
     21,815    Check Point Software Technologies
                  Ltd.                                        295,811
                                                        _____________

               ITALY - 6.3% (a)
               COMMON STOCKS
    232,280    Alleanza Assicurazioni                       2,225,588
     35,873    Assicurazioni Generali SpA                     848,683
    196,720    Bipop-Carire SpA                               264,309
    353,455    ENI SpA                                      5,609,534
  1,679,515    Banca Intesa SpA                             5,115,748
     31,761    Mediaset SpA                                   245,458
    113,575    Mediolanum SpA                                 675,098
    412,669    Olivetti SpA                                   439,332
     22,477    Instituto Bancario San Paolo di
                  Torino                                      225,112
    964,749    Telecom Italia Mobile SpA                    4,798,148
    225,900    Telecom Italia SpA                           1,195,797
    829,687    UniCredito Italiano SpA                      3,745,817
                                                        _____________
                                                           25,388,624
                                                        _____________

               JAPAN - 13.0% (a)
               COMMON STOCKS
    130,000    Canon Inc.                                   4,913,027
     63,100    Credit Saison Co. Ltd.                       1,497,681
     44,000    Daiichi Pharmaceutical                         803,904
     15,800    Fanuc Co.                                      793,526
        189    Fuji Television Network Inc.                 1,092,704
    113,000    Fujisawa Pharmaceutical Co. Ltd.             2,705,627
     76,600    Hitachi Chemical Co. Ltd.                      856,330
     39,000    Ito-Yokado Co.                               1,952,196
        430    DDI Corp.                                    1,327,327
      2,200    Keyence Corp.                                  466,008
     18,700    Kyocera Corp.                                1,365,077
    137,000    Marui Co. Ltd.                               1,736,145
    196,000    Mitsui Fudosan Co. Ltd.                      1,733,283
     30,000    Murata Manufacturing Co. Ltd.                1,927,168
        115    Nippon Telegraph & Telecom Corp.               472,990
    130,000    Nomura Securities Co. Ltd.                   1,908,814
      1,575    NTT DoCoMo Inc.                              3,876,236
      5,900    Rohm Co. Ltd.                                  880,582
     21,500    Secom Co. Ltd                                1,054,687
     73,000    Seven-Eleven Japan Co. Ltd.                  2,874,567
     30,500    Shin-Etsu Chemical Co. Ltd.                  1,310,433
     90,000    Shiseido Co. Ltd.                            1,199,850
      7,400    SMC Corp.                                      874,801
     86,700    Sony Corp.                                   4,578,576
    201,000    Sumitomo Corp.                               1,217,420
     38,000    Takeda Chemical Industries Ltd.              1,667,543
     15,550    Takefuji Corp.                               1,080,645
    216,000    Toshiba Corp.                                  879,389
    117,300    Toyota Motor Corp.                           3,111,951
     77,000    Yamanouchi Pharmaceutical Co. Ltd.           1,997,831
                                                        _____________
                                                           52,156,318
                                                        _____________
               MALAYSIA - 0.3% (a)
               COMMON STOCKS
    414,600    Malayan Banking BHD                            960,126
    313,000    Sime Darby BHD                                 411,842
                                                        _____________
                                                            1,371,968
                                                        _____________

               MEXICO - 1.1% (a)
               COMMON STOCKS
     85,400    America Movil Sa de CV, ADR,
                  Series L                                  1,144,360
    484,000    Fomento Economico Mexicano
                  SA de CV                           $      1,890,959
  1,338,400    Grupo Financiero BBVA
                  Bancomer, SA de CV                        1,091,174
     11,582    Telefonos de Mexico, Class L,
                  ADR (USD)                                   371,551
                                                        _____________
                                                            4,498,044
                                                        _____________

               NETHERLANDS - 7.3% (a)
               COMMON STOCKS
     50,100    Koninklijke Ahold NV                         1,051,923
      7,460    Akzo Nobel NV                                  324,224
    142,680    ASM Lithography Holdings NV                  2,254,568   (b)
      8,993    Equant NV                                       53,810   (b)
     87,290    Fortis                                       1,856,875
    268,754    ING Group NV                                 6,888,031
    231,000    Koninklijke KPN NV                           1,079,337
    223,045    Koninklijke (Royal) Philips
                  Electronics NV                            6,215,629
    108,290    Elsevier NV                                  1,473,107
     47,698    Royal Dutch Petroleum Co.                    2,651,832
    134,396    VNU NV                                       3,728,011
     85,090    Wolters Kluwer                               1,612,125
                                                        _____________
                                                           29,189,472
                                                        _____________

               NORWAY - 0.4% (a)
               COMMON STOCKS
     77,430    Orkla ASA, Class A                           1,492,443
     26,530    Statoil ASA                                    236,283
                                                        _____________
                                                            1,728,726
                                                        _____________

               PORTUGAL - 0.4% (a)
               COMMON STOCKS
     54,963    Jeronimo Martins                               387,927
    155,643    Portugal Telecom, SGPS, SA                   1,096,989
                                                        _____________
                                                            1,484,916
                                                        _____________

               REPUBLIC OF KOREA - 2.9% (a)
               COMMON STOCKS
     18,400    Kookmin Bank, ADR                              904,360
     71,928    KT Corp., ADR                                1,557,241
     35,655    Posco, ADR                                     972,312
     17,700    Samsung Electronics                          4,840,648
    105,100    Shinhan Financial Group Co. Ltd              1,485,204
      9,400    SK Telecom Co. Ltd.                          2,105,819
                                                        _____________
                                                           11,865,584
                                                        _____________

               RUSSIA - 0.5% (a)
               COMMON STOCKS
     13,300    YUKOS Co., ADR (USD)                         1,838,153
                                                        _____________

               SINGAPORE - 1.0% (a)
               COMMON STOCKS
     80,000    DBS Group Holdings Ltd.                        561,642
     88,670    Flextronics International Ltd.
                  (USD)                                       632,217
    408,112    United Overseas Bank                         2,934,478
                                                        _____________
                                                            4,128,337
                                                        _____________

               SPAIN - 3.3% (a)
               COMMON STOCKS
    290,134    Banco Bilboa Vizcaya Argentaria
                  SA                                        3,274,695
    315,204    Banco Santander Central Hispano              2,498,127
    104,342    Endesa SA                                    1,512,999
     77,480    Gas Natural SDG SA                           1,489,330
     44,300    Industria de Diseno Textil, SA                 933,637
     55,062    Repsol SA                                      648,072
     28,834    Telefonica SA, ADR (USD)                       716,525
    269,085    Telefonica SA                                2,254,630
                                                        _____________
                                                           13,328,015
                                                        _____________

               SWEDEN - 3.5% (a)
               COMMON STOCKS
     79,215    Electrolux AB, Class B                       1,595,083
    576,540    LM Ericsson AB, Class B                        869,914
    119,740    Hennes & Mauritz AB, Class B                 2,391,603
    202,736    Nordea AB                                    1,100,355
     13,120    Sandvik AB, Class A                            326,850
    382,160    Securitas AB, Class B                        7,840,413
                                                        _____________
                                                           14,124,218
                                                        _____________

               SWITZERLAND - 5.8% (a)
               COMMON STOCKS
    101,370    Adecco SA                                    6,008,118
     25,120    Credit Suisse Group                            795,789
     40,950    Nestle SA                                    9,527,087
     29,400    Roche Holding AG                             2,217,566
     97,228    UBS AG                                       4,879,327
                                                        _____________
                                                           23,427,887
                                                        _____________

               TAIWAN - 1.3% (a)
               COMMON STOCKS
    303,000    Asustek Computer Inc.                          911,449
  1,764,180    Taiwan Semiconductor
                  Manufacturing Co. Ltd.                    3,590,669   (b)
    757,000    United Microelectronics Corp.                  908,581
                                                        _____________
                                                            5,410,699
                                                        _____________

               THAILAND - 0.3% (a)
               COMMON STOCKS
    846,000    Bangkok Bank Public Co. Ltd.                 1,139,942   (b)
                                                        _____________

               UNITED KINGDOM - 27.2% (a)
               COMMON STOCKS
     84,233    Abbey National plc                             991,448
    117,447    AstraZeneca Group plc                        4,863,423
     41,168    Autonomy Corp. plc                             166,332   (b)
     82,012    BG Group plc                                   356,988
    428,000    BP Amoco plc (USD)                           3,595,553
    607,670    Brambles Industries plc                      3,041,185
    227,691    Cable & Wireless plc                           580,607
    275,720    Cadbury Schweppes plc                        2,066,151
    107,000    Celltech Group plc                             848,316   (b)
    194,700    Centrica plc                                   602,604
    951,150    Compass Group plc                            5,771,682
    274,182    Diageo plc                                   3,561,630
     57,000    Dimension Data Holdings plc (USD)               35,631   (b)
    125,040    David S. Smith Holdings plc                    333,662
    260,670    Electrocomponents plc                        1,460,558
    120,230    Friends Provident, plc                         265,339   (b)
     18,000    GKN plc                                         84,458
    704,104    GlaxoSmithKline plc                         15,222,408
    878,731    Granada plc                                  1,493,830
    699,709    Hays plc                                     1,642,890
    159,600    HSBC Holdings plc (HKD)                      1,836,482
    263,636    Kingfisher plc                               1,271,176
     54,312    Lattice Group plc                              141,600
     58,551    Reckitt Benckiser plc                        1,050,706
  1,161,727    Reed International plc                      11,043,605
    246,414    Rio Tinto plc                                4,519,614
    397,364    Royal Bank of Scotland Group plc            11,268,647
    197,680    J Sainsbury plc                              1,072,959
  1,069,291    Shell Transport & Trading Co. plc            8,069,961
     82,800    Standard Chartered plc (USD)                   883,687
  1,110,170    Tesco                                        4,036,902
    569,498    Tomkins plc                                  2,201,104
    313,412    Unilever                                     2,857,506
     73,229    United Business Media plc                      485,672
  5,020,885    Vodafone Group plc (USD)                     6,889,586
    290,000    Woolworths Group plc                           180,176
    578,800    WPP Group plc                                4,888,871
                                                        _____________
                                                          109,682,949
                                                        _____________

               Total Investments
               (cost $476,712,584)                   $    402,568,064 (e)
                                                        _____________
                                                        _____________

Notes to Portfolio of Investments:
_________________________________
(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood World Growth
    Portfolio.
(b) Currently non-income producing.
(c) The market value of the denoted categories of investments represents less than 0.1% of the total investments of the World
    Growth Portfolio.
(d) Security Classification:
                                                                                      % of
                                           Cost                 Value               Portfolio
        _____________________________________________________________________________________
        Common Stocks &
           Warrants                 $    469,896,217     $     398,898,457           99.1%
        Preferred Stocks                   6,816,367             3,669,607            0.9%
        _____________________________________________________________________________________
           Total Investments        $    476,712,584     $     402,568,064          100.0%
        _____________________________________________________________________________________
        _____________________________________________________________________________________

(e) At June 30, 2002, the aggregate cost of securities for federal income tax purposes was $476,712,584 and the net unrealized depreciation of investments based on that cost was $74,144,520 which is comprised of $28,809,188 aggregate gross unrealized appreciation and $102,953,708 aggregate gross unrealized depreciation.

(f) Miscellaneous Footnotes:
    (ADR) - American Depository Receipts
    (ADS) - American Depository Shares
    (USD) - Denominated in U.S. Dollars

                                        See accompanying notes to portfolio of investments.

                              The accompanying notes are an integral part of the financial statements.

LB Series Fund, Inc.
FI All Cap Portfolio
Portfolio of Investments
June 30, 2002
(unaudited)

   Shares                                                   Value
___________                                             ____________
               COMMON STOCKS - 99.5% (a)
               Aerospace & Defense - 1.9%
      8,600    Lockheed Martin Corp.                 $        597,700
      1,300    Northrop-Grumman Corp.                         162,500
                                                        _____________
                                                              760,200
                                                        _____________

               Banks - 4.2%
     14,100    Bank of America Corp.                          992,076
     24,100    Silicon Valley Bancshares                      635,276   (b)
                                                        _____________
                                                            1,627,352
                                                        _____________

               Biotechnology - 9.1%
      1,700    Biogen, Inc.                                    70,431   (b)
     12,300    Human Genome Sciences, Inc.                    164,820   (b)
     38,500    IDEC Pharmaceuticals Corp.                   1,364,825   (b)
     74,320    MedImmune, Inc.                              1,962,048   (b)
                                                        _____________
                                                            3,562,124
                                                        _____________

               Broadcasting - 3.1%
     25,100    Clear Channel Communications,
                  Inc.                                        803,702   (b)
     15,600    Comcast Corp., Class A                         371,904   (b)
      2,300    Echostar Communications Corp.,
                  Class A                                      42,688   (b)
                                                        _____________
                                                            1,218,294
                                                        _____________

               Computers - Hardware - 15.9%
     59,700    ASM Lithography Holding N.V.
                  (USD)                                       902,664   (b)
     64,300    Cypress Semiconductor Corp.                    976,074   (b)
     15,500    Fairchild Semiconductor
                  International Corp., Class A                376,650   (b)
      6,000    KLA-Tencor Corp.                               263,940   (b)
     43,900    LAM Research Corp.                             789,322   (b)
      9,000    Micron Technology, Inc.                        181,980   (b)
     40,100    NVIDIA Corp.                                   688,918
     86,840    Teradyne, Inc.                               2,040,740   (b)
                                                        _____________
                                                            6,220,288
                                                        _____________

               Computers - Software &
               Services - 0.4%
      3,500    Compuware Corp.                                 21,245   (b)
      7,300    Network Associates, Inc.                       140,671   (b)
        300    Synopsys, Inc.                                  16,443   (b)
                                                        _____________
                                                              178,359
                                                        _____________

               Construction - 2.7%
     30,800    Jacobs Engineering Group, Inc.               1,071,224
                                                        _____________

               Consumer Finance - 0.4%
      4,300    MBNA Corp.                                     142,201
                                                        _____________

               Electronics - 6.9%
      5,900    Agilent Technologies, Inc.                     140,892   (b)
    117,200    Vishay Intertechnology, Inc.                 2,578,400   (b)
                                                        _____________
                                                            2,719,292
                                                        _____________

               Financial - Diversified - 8.8%
     23,600    Bear Stearns Cos., Inc.                      1,444,320
      4,900    Goldman Sachs Group, Inc.                      359,415
     24,800    Lehman Brothers Holdings, Inc.               1,550,496
      1,900    Morgan Stanley Dean Witter & Co.                81,852
                                                        _____________
                                                            3,436,083
                                                        _____________

               Food & Beverage - 0.4%
      2,700    Coca-Cola Co.                                  151,200
                                                        _____________

               Health Care - Drugs &
               Pharmaceuticals - 0.5%
      1,300    Johnson & Johnson                               67,938
      2,300    Wyeth Co.                                      117,760
                                                        _____________
                                                              185,698
                                                        _____________

               Homebuilding - 3.5%
     27,400    Ryland Group, Inc.                           1,363,150
                                                        _____________

               Insurance - 2.5%
      8,500    American International Group, Inc.   579,955
      4,600    XL Capital, Ltd., Class A                      389,620
                                                        _____________
                                                              969,575
                                                        _____________

               Leisure Products - 2.4%
     21,500    Harrah's Entertainment, Inc.                   953,525   (b)
                                                        _____________

               Machinery - Diversified - 1.1%
     18,300    AGCO Corp.                                     356,850   (b)
        900    Illinois Tool Works, Inc.                       61,470
                                                        _____________
                                                              418,320
                                                        _____________

               Oil & Gas - 12.3%
     19,100    ENSCO International, Inc.                      520,666
     14,400    GlobalSantaFe Corp.                            393,840
     45,900    Nabors Industries, Ltd.                      1,620,270   (b)
     58,000    Noble Corp.                                  2,238,800   (b)
        580    Weatherford International
                  (Bermuda), Inc.                              25,056   (b)
                                                        _____________
                                                            4,798,632
                                                        _____________

               Personal Care - 2.7%
     31,100    Gillette Co.                                 1,053,357
                                                        _____________

               Retail - 10.9%
     49,525    Best Buy Co., Inc.                           1,797,758
     15,100    Circuit City Stores, Inc.                      283,125
     47,900    Lowe's Companies                             2,174,660
                                                        _____________
                                                            4,255,543
                                                        _____________

               Telephone &
               Telecommunications - 4.6%
      5,900    ALLTEL Corp.                                   277,300
    250,200    JDS Uniphase Corp.                             668,034   (b)
     76,900    NEXTEL Communications, Inc.,
                  Class A                                     246,849   (b)
     20,510    SBC Communications, Inc.                       625,555
                                                        _____________
                                                            1,817,738
                                                        _____________

               Tobacco - 2.9%
     25,800    Philip Morris Companies, Inc.                1,126,944
                                                        _____________

               Utilities - 2.3%
     14,700    Edison International                           249,900   (b)
      4,700    FirstEnergy Corp.                              156,886
      2,000    FPL Group, Inc.                                119,980
      7,400    TXU Corp.                                      381,470
                                                        _____________
                                                              908,236
                                                        _____________

               Total Common Stocks
               (cost $46,170,656)                          38,937,335
                                                        _____________

   Principal
      Amount
   ___________
               SHORT-TERM
               SECURITIES - 0.5% (a)
               Repurchase Agreement
 $  214,000    State Street Bank, 1.98% dated
                  6/28/2002, $214,035 maturing
                  7/1/2002, (secured by $215,000
                  Federal National Mortgage
                  Association Medium Term Notes
                  3.0%, due 1/30/2004) (at
                  amortized cost)                             214,000
                                                        _____________

               Total Investments
               (cost $46,384,656)                    $     39,151,335   (c)
                                                        _____________
                                                        _____________

Notes to Portfolio of Investments:
__________________________________
(a)   The categories of investments are shown as a percentage of total investments of the FI All Cap Portfolio.

(b)   Currently non-income producing.

(c)   At June 30, 2002, the aggregate cost of securities for federal income tax purposes was $46,384,656 and the net unrealized depreciation of investments based on that cost was $7,233,321 which is comprised of $662,784 aggregate gross unrealized appreciation and $7,896,105 aggregate gross unrealized depreciation.

                                        See accompanying notes to portfolio of investments.

                              The accompanying notes are an integral part of the financial statements.

LB Series Fund, Inc.
Growth Portfolio
Portfolio of Investments
June 30, 2002
(unaudited)

    Shares                                                  Value
___________                                             ____________
               COMMON STOCKS - 99.7% (a)
               Advertising - 0.5%
    283,000    Omnicom Group, Inc.                   $     12,961,398
                                                        _____________

               Aerospace & Defense - 2.5%
     96,200    Boeing Co.                                   4,329,000
    166,200    General Dynamics Corp.                      17,675,370
    212,700    Honeywell International, Inc.                7,493,421
     36,800    Level 3 Communications Holdings
                  Corp.                                     1,987,200
    149,000    Lockheed Martin Corp.                       10,355,500
     36,500    Northrop-Grumman Corp.                       4,562,500
    172,800    Raytheon, Co.                                7,041,600
    160,000    United Technologies Corp.                   10,864,000
     55,100    Veridian Corp.                               1,250,770   (b)
                                                        _____________
                                                           65,559,361
                                                        _____________

               Automotive - 0.7%
    200,900    Delphi Automotive Systems Corp.              2,651,880
     47,200    General Motors Corp.                         2,522,840
    284,600    Harley Davidson, Inc.                       14,591,442
                                                        _____________
                                                           19,766,162
                                                        _____________

               Banks - 3.2%
    237,100    Bank of America Corp.                       16,682,356
    259,700    Bank of New York Co., Inc.                   8,764,875
    231,600    Fifth Third BanCorp                         15,436,140
     91,300    TCF Financial Corp.                          4,482,830
    360,104    US Bancorp                                   8,408,428
    177,800    Wachovia Corp.                               6,788,404
    271,800    Washington Mutual, Inc.                     10,086,498
    251,600    Wells Fargo & Co.                           12,595,096
                                                        _____________
                                                           83,244,627
                                                        _____________

               Biotechnology - 1.8%
    553,200    Amgen, Inc.                                 23,168,016   (b)
     48,900    Biogen, Inc.                                 2,025,927   (b)
    191,100    Genentech, Inc.                              6,401,850   (b)
    109,600    Genzyme Corp.                                2,108,704   (b)
    165,500    IDEC Pharmaceuticals Corp.                   5,866,975   (b)
    201,300    MedImmune, Inc.                              5,314,320   (b)
    257,100    Millennium Pharmaceuticals, Inc.             3,123,765   (b)
                                                        _____________
                                                           48,009,557
                                                        _____________

               Broadcasting - 2.2%
    583,400    Clear Channel Communications,
                  Inc.                                     18,680,468   (b)
    932,200    Comcast Corp., Class A                      22,223,648   (b)
    109,300    Cox Communications, Inc.,
                  Class A                                   3,011,215   (b)
  1,113,000    Liberty Media Corp., Class A                11,130,000   (b)
     81,500    Univision Communications, Inc.,
                  Class A                                   2,559,100   (b)
                                                        _____________
                                                           57,604,431
                                                        _____________

               Building Materials - 0.3%
    323,100    Masco Corp.                                  8,759,241
                                                        _____________

               Chemicals - 0.3%
     51,000    PPG Industries, Inc.                         3,156,900
     82,200    Rohm & Haas Co.                              3,328,278
     28,300    Sigma-Aldrich Corp.                          1,419,245
                                                        _____________
                                                            7,904,423
                                                        _____________

               Computers - Hardware - 9.3%
    392,750    Analog Devices, Inc.                        11,664,675   (b)
  1,171,800    Applied Materials, Inc.                     22,287,636
    175,700    Cirrus Logic, Inc.                           1,315,993   (b)
    990,400    Dell Computer Corp.                         25,889,056   (b)
    226,850    Fairchild Semiconductor
                  International Corp., Class A              5,512,455   (b)
    245,355    Hewlett Packard Co.                          3,749,024
    115,000    Integrated Circuit Systems, Inc.             2,321,850   (b)
  1,863,450    Intel Corp.                                 34,045,232
    259,500    International Business Machines
                  Corp.                                    18,684,000
    142,300    International Rectifier Corp.                4,148,045   (b)
    166,000    KLA-Tencor Corp.                             7,302,340   (b)
    245,100    LAM Research Corp.                           4,406,898   (b)
    208,500    Linear Technology Corp.                      6,553,155
    364,000    Maxim Integrated Products, Inc.             13,952,120   (b)
    221,200    Micron Technology, Inc.                      4,472,664   (b)
    855,100    Nasdaq 100 Tracking Stock                   22,292,457   (b)
    228,000    National Semiconductor Corp.                 6,650,760   (b)
    173,800    Novellus Systems, Inc.                       5,909,200   (b)
    105,300    Skyworks Solutions, Inc.                       584,415   (b)
  1,530,900    Sun Microsystems, Inc.                       7,669,809   (b)
    281,280    Taiwan Semiconductor
                  Manufacturing Co., ADR                    3,656,640   (b)
    867,800    Texas Instruments, Inc.                     20,566,860
    414,700    Xilinx, Inc.                                 9,301,721   (b)
                                                        _____________
                                                          242,937,005
                                                        _____________

               Computers - Networking - 2.3%
    355,600    Brocade Communication
                  Systems, Inc.                             6,215,888   (b)
  3,233,800    Cisco Systems, Inc.                         45,111,510   (b)
    132,400    Emulex Corp.                                 2,980,324   (b)
    494,000    Extreme Networks, Inc.                       4,826,380   (b)
    163,200    McDATA Corp.                                 1,452,480   (b)
                                                        _____________
                                                           60,586,582
                                                        _____________

               Computers - Peripherals - 0.4%
    931,200    EMC Corp.                                    7,030,560   (b)
    297,100    Network Appliance, Inc.                      3,695,924   (b)
                                                        _____________
                                                           10,726,484
                                                        _____________

               Computers - Software &
               Services - 6.9%
    123,000    Accenture, Ltd., Class A                     2,337,000   (b)
    194,000    Adobe Systems, Inc.                          5,529,000
    157,800    Affiliated Computer Services, Inc.,
                  Class A                                   7,492,344
    437,100    BEA Systems, Inc.                            4,156,821   (b)
    190,600    Electronic Arts, Inc.                       12,589,130   (b)
    116,100    Electronic Data Systems Corp.                4,313,115
    198,100    Intuit, Inc.                                 9,849,532   (b)
  1,765,300    Microsoft Corp.                             96,561,910   (b)
  1,611,950    Oracle Corp.                                15,265,167   (b)
    168,800    PeopleSoft, Inc.                             2,511,744   (b)
    163,900    Siebel Systems, Inc.                         2,330,658   (b)
    157,700    THQ, Inc.                                    4,702,614
    351,550    Veritas Software Corp.                       6,957,175   (b)
    349,300    Yahoo!, Inc.                                 5,155,668   (b)
                                                        _____________
                                                          179,751,878
                                                        _____________

               Conglomerates - 4.3%
     63,600    3M Co.                                       7,822,800
  2,720,000    General Electric Co.                        79,016,000
  1,866,000    Tyco International, Ltd.                    25,209,660
                                                        _____________
                                                          112,048,460
                                                        _____________

               Consumer Finance - 1.8%
    129,300    Capital One Financial Corp.                  7,893,765
    121,900    Countrywide Credit Industry, Inc.            5,881,675
    151,500    Household International, Inc.                7,529,550
    771,300    MBNA Corp.                                  25,506,891
                                                        _____________
                                                           46,811,881
                                                        _____________

               Distributors - 2.5%
    113,500    AmerisourceBergen Corp.                      8,626,000
    368,850    Cardinal Health, Inc.                       22,651,079
    356,600    Laboratory Corp. of America
                  Holdings                                 16,278,790
    195,100    Mckesson HBOC, Inc.                          6,379,770
     42,600    Quest Diagnostics, Inc.                      3,665,730   (b)
    255,100    Sysco Corp.                                  6,943,822
                                                        _____________
                                                           64,545,191
                                                        _____________

               Electronics - 0.3%
    596,400    Flextronics International, Ltd.              4,252,332   (b)
    176,100    Jabil Circuit, Inc.                          3,717,471   (b)
                                                        _____________
                                                            7,969,803
                                                        _____________

               Financial - Diversified - 8.5%
    496,000    American Express Co.                        18,014,720
     58,300    Bear Stearns Cos., Inc.                      3,567,960
  1,647,800    Citigroup, Inc.                             63,852,250
    726,200    E*TRADE Group, Inc.                          3,965,052   (b)
    520,000    Federal Home Loan Mortgage
                  Corp.                                    31,824,000
    333,000    Federal National Mortgage
                  Association                              24,558,750
    217,300    Goldman Sachs Group, Inc.                   15,938,955
    231,300    J.P. Morgan Chase & Co.                      7,845,696
    193,600    Lehman Brothers Holdings, Inc.              12,103,872
    355,600    Merrill Lynch & Co., Inc.                   14,401,800
    293,400    Morgan Stanley Dean Witter & Co.            12,639,672
    609,600    Schwab, Charles Corp.                        6,827,520
    185,000    State Street Corp.                           8,269,500
                                                        _____________
                                                          223,809,747
                                                        _____________

               Food & Beverage - 2.3%
    436,100    Coca-Cola Co.                               24,421,600
     48,500    General Mills, Inc.                          2,137,880
    586,500    PepsiCo, Inc.                               28,269,300
    159,400    Safeway, Inc.                                4,652,886   (b)
      3,922    Smucker (J.M.) Co.                             133,858
                                                        _____________
                                                           59,615,524
                                                        _____________

               Health Care - Drugs &
               Pharmaceuticals - 10.6%
    348,000    Abbott Laboratories                         13,102,200
     49,400    Allergan, Inc.                               3,297,450
    281,500    Bristol-Myers Squibb Co.                     7,234,550
    278,500    CVS Corp.                                    8,522,100
    214,900    Eli Lilly & Co.                             12,120,360
     74,300    Forest Laboratories, Inc.                    5,260,440   (b)
    804,700    Johnson & Johnson                           42,053,622
    182,166    King Pharmaceuticals, Inc.                   4,053,194
    251,400    Merck & Co., Inc.                           12,730,896
  3,001,400    Pfizer, Inc.                               105,049,000
    413,400    Pharmacia Corp.                             15,481,830
    211,600    Schering-Plough Corp.                        5,205,360
    462,100    Walgreen Co.                                17,850,923
    515,100    Wyeth Co.                                   26,373,120
                                                        _____________
                                                          278,335,045
                                                        _____________

               Health Care - Medical Products
               & Supplies - 2.8%
    353,900    Baxter International, Inc.                  15,730,855
     79,600    Biomet, Inc.                                 2,158,752
    262,200    Boston Scientific Corp.                      7,687,704   (b)
    119,650    Guidant Corp.                                3,617,020 (b,c)
    926,000    Medtronic, Inc.                             39,679,100
    123,500    Zimmer Holdings, Inc.                        4,404,010   (b)
                                                        _____________
                                                           73,277,441
                                                        _____________

               Health Care Management - 3.8%
     96,800    Anthem, Inc.                                 6,532,064   (b)
    347,100    HCA - (The) Healthcare Corp.                16,487,250
    164,200    Humana, Inc.                                 2,566,446   (b)
    335,400    Tenet Healthcare Corp.                      23,997,870
     60,000    Triad Hospitals, Inc.                        2,542,800   (b)
    353,900    UnitedHealth Group, Inc.                    32,399,545
    190,200    Wellpoint Health Networks, Inc.,
                  Class A                                  14,799,462   (b)
                                                        _____________
                                                           99,325,437
                                                        _____________

               Homebuilding - 0.4%
     99,000    Centex Corp.                                 5,721,210
     92,900    Lennar Corp.                                 5,685,480
                                                        _____________
                                                           11,406,690
                                                        _____________

               Housewares & Household
               Products - 1.2%
    245,400    Colgate Palmolive Co.                       12,282,270
    230,000    Procter & Gamble Co.                        20,539,000
                                                        _____________
                                                           32,821,270
                                                        _____________

               Insurance - 3.6%
    282,700    Ace, Ltd.                                    8,933,320
    818,400    American International Group, Inc.          55,839,432
    203,000    Arthur J. Gallagher & Co.                    7,033,950
     97,700    Marsh & McLennan Cos., Inc.                  9,437,820
     92,400    MBIA, Inc.                                   5,223,372
    116,300    SAFECO Corp.                                 3,592,507
    115,900    Willis Group Holdings, Ltd.                  3,814,269   (b)
                                                        _____________
                                                           93,874,670
                                                        _____________

               Leisure Products - 3.3%
  2,128,600    AOL Time Warner, Inc.                       31,311,706   (b)
    337,100    Disney (Walt) Co.                            6,371,190
    219,100    Fox Entertainment Group, Inc.,
                  Class A                                   4,765,425   (b)
    968,900    Viacom, Inc., Class B                       42,990,093   (b)
                                                        _____________
                                                           85,438,414
                                                        _____________

               Lodging & Hotels - 0.3%
    146,800    Carnival Corp., Inc.                         4,064,892
    255,800    Hilton Hotels Corp.                          3,555,620
                                                        _____________
                                                            7,620,512
                                                        _____________

               Machinery - Diversified - 0.5%
     44,400    Caterpillar, Inc.                            2,173,380
     50,200    Danaher Corp.                                3,330,770
    105,300    Illinois Tool Works, Inc.                    7,191,990
                                                        _____________
                                                           12,696,140
                                                        _____________

               Metals & Mining - 0.1%
     65,500    Alcan, Inc.                                  2,457,560
                                                        _____________

               Oil & Gas - 3.7%
    194,200    Anadarko Petroleum Corp.                     9,574,060
     84,090    Apache Corp.                                 4,833,493
    193,800    Baker Hughes, Inc.                           6,451,602
    168,900    BJ Services Co.                              5,722,332   (b)
    119,000    BP plc, ADR                                  6,008,310
     53,500    ChevronTexaco Corp.                          4,734,750
    157,500    Conoco, Inc.                                 4,378,500
    138,300    Diamond Offshore Drilling, Inc.              3,941,550
    528,800    Exxon Mobil Corp.                           21,638,496
    165,200    GlobalSantaFe Corp.                          4,518,220
    138,500    Nabors Industries, Ltd.                      4,889,050   (b)
     77,100    Noble Corp.                                  2,976,060   (b)
     69,600    Schlumberger, Ltd.                           3,236,400
     79,400    Smith International, Inc.                    5,414,286   (b)
     87,600    Transocean Sedco Forex, Inc.                 2,728,740
    113,000    Weatherford International
                  (Bermuda), Inc.                           4,881,600   (b)
                                                        _____________
                                                           95,927,449
                                                        _____________

               Paper & Forest Products - 0.3%
    159,500    International Paper Co.                      6,951,010
                                                        _____________

               Personal Care - 0.4%
    333,100    Gillette Co.                                11,282,097
                                                        _____________

               Publishing - 0.4%
     76,900    Gannett Co., Inc.                            5,836,710
     86,500    Knight Ridder, Inc.                          5,445,175
                                                        _____________
                                                           11,281,885
                                                        _____________

               Restaurants - 0.5%
    117,100    Darden Restaurants, Inc.                     2,892,370
    207,400    McDonald's Corp.                             5,900,530
    161,000    Yum! Brands, Inc.                            4,709,250
                                                        _____________
                                                           13,502,150
                                                        _____________

               Retail - 10.7%
    184,800    Abercrombie & Fitch Co., Class A             4,457,376   (b)
    224,700    Amazon.com, Inc.                             3,651,375   (b)
    248,700    Bed, Bath & Beyond, Inc.                     9,385,938   (b)
    360,200    Best Buy Co., Inc.                          13,075,260
    377,500    Costco Wholesale Corp.                      14,579,050   (b)
    212,800    Dollar General Corp.                         4,049,584
    199,500    EBay, Inc.                                  12,293,190   (b)
    484,100    Gap, Inc.                                    6,874,220
  1,386,700    Home Depot, Inc.                            50,933,491
    407,100    Kohl's Corp.                                28,529,568   (b)
     51,000    Linens 'N Things, Inc.                       1,673,310   (b)
    611,800    Lowe's Companies                            27,775,720
    119,900    NIKE, Inc., Class B                          6,432,635
    171,700    Office Depot, Inc.                           2,884,560   (b)
    250,800    Staples, Inc.                                4,940,760   (b)
    575,100    Target Corp.                                21,911,310
    271,000    TJX Companies, Inc.                          5,314,310
  1,140,400    Wal-Mart Stores, Inc.                       62,733,404
                                                        _____________
                                                          281,495,061
                                                        _____________

               Services - 2.6%
    218,100    Automatic Data Processing, Inc.              9,498,255
    185,600    Bisys Group, Inc.                            6,180,480
    440,550    Cendant Corp.                                6,995,934   (b)
    545,100    Concord EFS, Inc.                           16,429,314
    619,100    First Data Corp.                            23,030,520
     69,575    Fiserv, Inc.                                 2,554,098
    106,500    Paychex, Inc.                                3,332,385
                                                        _____________
                                                           68,020,986
                                                        _____________

               Telephone &
               Telecommunications - 2.1%
  1,269,500    ADC Telecommunications, Inc.                 2,907,155   (b)
    472,900    AT&T Wireless Services, Inc.                 2,766,465   (b)
    531,300    JDS Uniphase Corp.                           1,418,571   (b)
    463,000    Motorola, Inc.                               6,676,460
  1,397,050    Nokia Corp., ADR                            20,229,284
    229,600    QUALCOMM, Inc.                               6,311,704   (b)
    181,600    SBC Communications, Inc.                     5,538,800
    402,700    Sprint Corp. (PCS Group)                     1,800,069   (b)
    110,300    Triton PCS Holdings, Inc., Class A             430,170   (b)
    164,300    Verizon Communications                       6,596,645
    437,300    Worldcom, Inc. (Worldcom Group)                      0   (b)
                                                        _____________
                                                           54,675,323
                                                        _____________

               Textiles - 0.1%
     96,900    Liz Claiborne                                3,081,420
                                                        _____________

               Transportation  - 0.1%
     76,600    CSX Corp.                                    2,684,830
                                                        _____________

               Transportation - Airlines - 0.7%
     77,600    Continental Airlines Holding, Inc.,
                  Class B                                   1,224,528   (b)
    126,500    FedEx Corp.                                  6,755,100
    138,400    Northwest Airlines Corp., Class A            1,669,104   (b)
    170,700    Southwest Airlines Co.                       2,758,512
     82,200    United Parcel Service, Inc., Class B         5,075,850
                                                        _____________
                                                           17,483,094
                                                        _____________

               Utilities - 1.4%
    709,200    Calpine Corp.                                4,985,676   (b)
    332,100    Standard & Poor's Midcap
                  Depositary Receipts Trust                29,739,555
     33,700    TXU Corp.                                    1,737,235
                                                        _____________
                                                           36,462,466
                                                        _____________

               Total Common Stocks
               (cost $3,277,656,870)                    2,612,712,705
                                                        _____________

   Principal
      Amount
   ___________

               SHORT-TERM
               SECURITIES - 0.3% (a)
               Commercial Paper
 $7,500,000    Koch Industries, 1.98% Due 7/1/2002
                  (at amortized cost)                       7,499,175
                                                        _____________

               Total Investments
               (cost $3,285,156,045)                 $  2,620,211,880 (d)
                                                        _____________
                                                        _____________

Notes to Portfolio of Investments:
__________________________________
(a)   The categories of investments are shown as a percentage of total investments of the Growth Portfolio.

(b)   Currently non-income producing.

(c)   At June 30, 2002, Common Stocks valued at $755,750 were held in escrow to cover call options written as follows:

                         Number of      Exercise    Expiration
           Type           Contracts       Price        Date        Value
       __________________________________________________________________
       Guidant Corp.         250          $30        7/20/2002   $40,000

(d)   At June 30, 2002, the aggregate cost of securities for federal income tax purposes was $3,285,156,045 and the net unrealized depreciation of investments based on that cost was $664,944,165 which is comprised of $84,486,646 aggregate gross unrealized appreciation and $749,430,811 aggregate gross unrealized depreciation.

(e)   Miscellaneous Footnotes:
      (ADR) - American Depository Receipts

                                        See accompanying notes to portfolio of investments.

                              The accompanying notes are an integral part of the financial statements.

LB Series Fund, Inc.
MFS Investor Growth Portfolio
Portfolio of Investments
June 30, 2002
(unaudited)

    Shares                                                  Value
___________                                             ____________
               COMMON STOCKS - 95.6% (a)
               Advertising - 0.2%
        900    Omnicom Group, Inc.                   $         41,213
                                                        _____________

               Aerospace & Defense - 3.6%
        900    General Dynamics Corp.                          95,715
      2,870    Lockheed Martin Corp.                          199,465
      4,520    Northrop-Grumman Corp.                         565,000
                                                        _____________
                                                              860,180
                                                        _____________

               Automotive - 1.8%
      8,220    Harley Davidson, Inc.                          421,439
                                                        _____________

               Biotechnology - 1.9%
      8,370    Amgen, Inc.                                    350,536   (b)
      2,390    Genzyme Corp.                                   45,984   (b)
      1,700    MedImmune, Inc.                                 44,880   (b)
                                                        _____________
                                                              441,400
                                                        _____________

               Broadcasting - 1.8%
      8,430    Clear Channel Communications, Inc.             269,929   (b)
      1,040    Echostar Communications Corp.,
                  Class A                                      19,302   (b)
     13,189    News Corp. Ltd.                                 71,884   (b)
      1,600    Univision Communications, Inc.,
                  Class A                                      50,240   (b)
        700    Westwood One, Inc.                              23,394   (b)
                                                        _____________
                                                              434,749
                                                        _____________

               Chemicals - 0.8%
      3,340    Praxair, Inc.                                  190,280
                                                        _____________

               Computers - Hardware - 6.3%
      5,000    Analog Devices, Inc.                           148,500   (b)
      3,100    Applied Materials, Inc.                         58,962
     10,220    Dell Computer Corp.                            267,151   (b)
      4,650    Intel Corp.                                     84,956
      1,870    International Business Machines Corp.          134,640
      1,690    KLA-Tencor Corp.                                74,343   (b)
      4,610    Linear Technology Corp.                        144,892
      4,600    Microchip Technology, Inc.                     126,178
      4,670    Micron Technology, Inc.                         94,427   (b)
      1,120    QLogic Corp.                                    42,672   (b)
      3,330    Sun Microsystems, Inc.                          16,683   (b)
     11,158    Taiwan Semiconductor
                  Manufacturing Co., ADR                      145,054   (b)
      2,010    Texas Instruments, Inc.                         47,637
      4,800    Xilinx, Inc.                                   107,664   (b)
                                                        _____________
                                                            1,493,759
                                                        _____________

               Computers - Networking - 3.0%
      7,310    Brocade Communication Systems, Inc.            127,779   (b)
     38,940    Cisco Systems, Inc.                            543,213   (b)
      1,500    Emulex Corp.                                    33,765   (b)
                                                        _____________
                                                              704,757
                                                        _____________

               Computers - Peripherals - 0.2%
      5,690    EMC Corp.                                       42,960   (b)
                                                        _____________

               Computers - Software &
               Services - 8.2%
      5,200    Adobe Systems, Inc.                            148,200
      5,700    Cadence Design Systems, Inc.                    91,884   (b)
        900    Electronic Arts, Inc.                           59,445   (b)
      2,400    Intuit, Inc.                                   119,328   (b)
     17,340    Microsoft Corp.                                948,498   (b)
     25,240    Oracle Corp.                                   239,023   (b)
     10,460    PeopleSoft, Inc.                               155,645   (b)
      1,560    Rational Software Corp.                         12,808   (b)
      9,130    Veritas Software Corp.                         180,683   (b)
                                                        _____________
                                                            1,955,514
                                                        _____________

               Conglomerates - 4.8%
      4,300    3M Co.                                         528,900
     19,390    General Electric Co.                           563,280
      3,450    Tyco International, Ltd.                        46,610
                                                        _____________
                                                            1,138,790
                                                        _____________

               Consumer Finance - 1.6%
      6,360    Capital One Financial Corp.                    388,278
                                                        _____________

               Distributors - 0.6%
      5,500    Sysco Corp.                                    149,710
                                                        _____________

               Financial - Diversified - 4.6%
      5,040    American Express Co.                           183,053
      1,120    Citigroup, Inc.                                 43,400
      5,580    Federal Home Loan Mortgage
                  Corp.                                       341,496
      4,890    Goldman Sachs Group, Inc.                      358,682
      4,500    Merrill Lynch & Co., Inc.                      182,250
                                                        _____________
                                                            1,108,881
                                                        _____________

               Food & Beverage - 3.8%
     14,470    Diageo plc                                     187,966   (b)
      4,600    Pepsi Bottling Group, Inc.                     141,680
     10,870    PepsiCo, Inc.                                  523,934
         32    Smucker (J.M.) Co.                               1,092
      6,700    Unilever plc                                    61,087   (b)
                                                        _____________
                                                              915,759
                                                        _____________

               Pharmaceuticals - 10.5%
      5,000    Eli Lilly & Co.                                282,000
      2,910    Forest Laboratories, Inc.                      206,028   (b)
      8,760    Johnson & Johnson                              457,798
     28,730    Pfizer, Inc.                                 1,005,550
      1,360    Pharmacia Corp.                                 50,932
      4,600    Walgreen Co.                                   177,698
      6,370    Wyeth Co.                                      326,144
                                                        _____________
                                                            2,506,150
                                                        _____________

               Health Care - Medical Products
               & Supplies - 2.7%
      3,600    Alcon, Inc.                                    123,300   (b)
      8,420    Baxter International, Inc.                     374,269
      3,000    Medtronic, Inc.                                128,550
        300    Stryker Corp.                                   16,097
                                                        _____________
                                                              642,216
                                                        _____________

               Health Care Management - 4.7%
      1,200    Anthem, Inc.                                    80,976   (b)
      3,590    HCA - (The) Healthcare Corp.                   170,525
      5,770    Tenet Healthcare Corp.                         412,844
      5,070    UnitedHealth Group, Inc.                       464,159
                                                        _____________
                                                            1,128,504
                                                        _____________

               Housewares & Household
               Products - 1.2%
      3,200    Procter & Gamble Co.                           285,760
                                                        _____________

               Insurance - 4.8%
      3,770    Ace, Ltd.                                      119,132
      2,100    AFLAC, Inc.                                     67,200
      7,900    American International Group, Inc.   539,017
      1,980    Chubb Corp.                                    140,184
      3,250    XL Capital, Ltd., Class A                      275,275
                                                        _____________
                                                            1,140,808
                                                        _____________

               Leisure Products - 4.3%
      7,110    Disney (Walt) Co.                              134,379
      2,950    News Corp., Ltd.                                67,644
     18,870    Viacom, Inc., Class B                          837,262   (b)
                                                        _____________
                                                            1,039,285
                                                        _____________

               Lodging & Hotels - 0.6%
      4,750    Carnival Corp., Inc.                           131,528
                                                        _____________

               Machinery - Diversified - 2.9%
      4,760    Danaher Corp.                                  315,826
      4,730    Illinois Tool Works, Inc.                      323,059
        550    SPX Corp.                                       64,625   (b)
                                                        _____________
                                                              703,510
                                                        _____________

               Oil & Gas - 2.4%
      1,200    Apache Corp.                                    68,976
      7,490    Baker Hughes, Inc.                             249,342
      2,690    BJ Services Co.                                 91,137   (b)
        110    Devon Energy Corp.                               5,421
      2,240    GlobalSantaFe Corp.                             61,264
      2,400    Noble Corp.                                     92,640   (b)
                                                        _____________
                                                              568,780
                                                        _____________

               Personal Care - 1.7%
      7,860    Avon Products, Inc.                            410,606
        190    Estee Lauder Companies, Inc., Class A                  6,688
                                                        _____________
                                                              417,294
                                                        _____________
               Restaurants - 0.9%
      7,540    Yum! Brands, Inc.                              220,545
                                                        _____________

               Retail - 9.4%
      2,300    Best Buy Co., Inc.                              83,490
      2,280    EBay, Inc.                                     140,494   (b)
      3,200    Home Depot, Inc.                               120,286
      2,800    Kohl's Corp.                                   196,224   (b)
     11,410    Lowe's Companies                               518,014
      5,960    Target Corp.                                   227,076
      6,800    TJX Companies, Inc.                            133,348
      1,970    USA Networks, Inc.                              46,197   (b)
     14,420    Wal-Mart Stores, Inc.                          793,244
                                                        _____________
                                                            2,258,373
                                                        _____________

               Services - 2.7%
      1,020    Automatic Data Processing, Inc.                 44,421
     16,340    First Data Corp.                               607,848
                                                        _____________
                                                              652,269
                                                        _____________

               Tobacco - 1.3%
      7,290    Philip Morris Companies, Inc.                  318,427
                                                        _____________

               Transportation - Airlines - 2.3%
      3,480    FedEx Corp.                                    185,832
      3,880    Southwest Airlines Co.                          62,701
      4,980    United Parcel Service, Inc.,
                  Class B                                     307,515
                                                        _____________
                                                              556,048
                                                        _____________

               Total Common Stocks
               (cost $24,982,345)                          22,857,166
                                                        _____________

   Principal
      Amount
   ___________
               SHORT-TERM
               SECURITIES - 4.4% (a)
               Repurchase Agreement
 $1,059,000    State Street Bank, 1.98% dated
                  6/28/2002, $1,059,175 maturing
                  7/1/2002, (secured by $1,080,000
                  Federal Home Loan Bank
                  Medium Term Notes 2.65%, due
                   6/5/2003) (at amortized cost)            1,059,000
                                                        _____________

               Total Investments
               (cost $26,041,345)                    $     23,916,166   (c)
                                                        _____________
                                                        _____________

Notes to Portfolio of Investments:
__________________________________
  (a) The categories of investments are shown as a percentage of total investments of the MFS Investors Growth Portfolio.

  (b) Currently non-income producing.

  (c) At June 30, 2002, the aggregate cost of securities for federal income tax purposes was $26,041,345 and the net unrealized depreciation of investments based on that cost was $2,125,179 which is comprised of $212,651 aggregate gross unrealized appreciation and $2,337,830 aggregate gross unrealized depreciation.

  (d) Miscellaneous Footnotes:
      (ADR) - American Depository Receipts

                                        See accompanying notes to portfolio of investments.

                              The accompanying notes are an integral part of the financial statements.

LB Series Fund, Inc.
TRP Growth Stock Portfolio
Portfolio of Investments
June 30, 2002
(unaudited)

    Shares                                                   Value
___________                                              ____________
               COMMON STOCKS - 97.5% (a)
               Advertising - 0.7%
      5,500    Omnicom Group, Inc.                   $        251,901
                                                        _____________

               Aerospace & Defense - 0.6%
      5,500    Honeywell International, Inc.                  193,765
                                                        _____________

               Automotive - 1.0%
      6,400    Harley Davidson, Inc.                          328,128
                                                        _____________

               Banks - 3.9%
      3,400    Bank of New York Co., Inc.                     114,750
      3,300    Fifth Third BanCorp                            219,945
      8,800    Mellon Financial Corp.                         276,584
      2,300    Northern Trust Corp.                           101,338
     19,100    US Bancorp                                     445,985
      3,200    Wells Fargo & Co.                              160,192
                                                        _____________
                                                            1,318,794
                                                        _____________

               Biotechnology - 1.1%
      3,400    Amgen, Inc.                                    142,392   (b)
      8,600    MedImmune, Inc.                                227,040   (b)
                                                        _____________
                                                              369,432
                                                        _____________

               Broadcasting - 4.0%
     11,700    Clear Channel Communications, Inc.             374,634   (b)
     10,900    Comcast Corp., Class A                         259,856   (b)
      5,500    Echostar Communications Corp.,
                  Class A                                     102,080   (b)
     33,600    Liberty Media Corp., Class A                   336,000   (b)
      8,700    Univision Communications, Inc.,
                  Class A                                     273,180   (b)
                                                        _____________
                                                            1,345,750
                                                        _____________

               Computers - Hardware - 2.7%
      5,000    Analog Devices, Inc.                           148,500   (b)
      3,900    Applied Materials, Inc.                         74,178
      9,200    Dell Computer Corp.                            240,488   (b)
     12,500    Intel Corp.                                    228,375
      2,900    Maxim Integrated Products, Inc.                111,157   (b)
      4,400    Texas Instruments, Inc.                        104,280
                                                        _____________
                                                              906,978
                                                        _____________

               Computers - Networking - 1.4%
      2,700    Brocade Communication Systems,
                  Inc.                                         47,196   (b)
     31,600    Cisco Systems, Inc.                            440,820   (b)
                                                        _____________
                                                              488,016
                                                        _____________

               Computers - Peripherals - 0.5%
      3,100    Lexmark International Group, Inc.,
                  Class A                                     168,640   (b)
                                                        _____________

               Computers - Software &
               Services - 5.9%
     11,700    Accenture, Ltd., Class A                       222,300   (b)
      4,800    Adobe Systems, Inc.                            136,800
     10,600    Affiliated Computer Services, Inc.,
                  Class A                                     503,288
     17,800    Microsoft Corp.                                973,660   (b)
      2,600    Siebel Systems, Inc.                            36,972   (b)
      7,000    Veritas Software Corp.                         138,530   (b)
                                                        _____________
                                                            2,011,550
                                                        _____________

               Conglomerates - 3.1%
     24,900    General Electric Co.                           723,345
     15,200    Hutchison Whampoa Ltd.                         113,516   (b)
     16,900    Tyco International, Ltd.                       228,319
                                                        _____________
                                                            1,065,180
                                                        _____________

               Consumer Finance - 0.5%
      3,000    Capital One Financial Corp.                    183,150
                                                        _____________

               Distributors - 2.9%
      3,800    AmerisourceBergen Corp.                        288,800
      4,200    Cardinal Health, Inc.                          257,922
      4,000    Laboratory Corp. of America
                  Holdings                                    182,600
      9,000    Sysco Corp.                                    244,980
                                                        _____________
                                                              974,302
                                                        _____________

               Electronics - 1.3%
     10,000    Flextronics International, Ltd.                 71,300   (b)
        500    Samsung Electronics Co., Ltd.                  136,741   (b)
      2,600    Sony Corp.                                     137,304   (b)
      3,900    Waters Corp.                                   104,130   (b)
                                                        _____________
                                                              449,475
                                                        _____________

               Financial - Diversified - 11.0%
     33,600    Citigroup, Inc.                              1,302,000
        800    Fairfax Holdings, Ltd.                          80,068
     18,200    Federal Home Loan Mortgage
                  Corp.                                     1,113,840
      4,200    Federal National Mortgage
                  Association                                 309,750
      2,000    Goldman Sachs Group, Inc.                      146,700
      8,200    Merrill Lynch & Co., Inc.                      332,100
      4,600    Morgan Stanley Dean Witter & Co.               198,168
      1,400    SLM Corp.                                      135,660
      3,000    State Street Corp.                             134,100
                                                        _____________
                                                            3,752,386
                                                        _____________

               Food & Beverage - 4.1%
      4,400    Anheuser-Busch Companies, Inc.                 220,000
      6,500    Coca-Cola Co.                                  364,000
    600,000    Companhia de Bebidas das
                  Americas                                     92,789
      3,100    General Mills, Inc.                            136,648
     10,900    Koninklijke Ahold NV                           228,862   (b)
      5,300    PepsiCo, Inc.                                  255,460
      3,100    Safeway, Inc.                                   90,489   (b)
                                                        _____________
                                                            1,388,248
                                                        _____________

               Health Care - Drugs &
               Pharmaceuticals - 10.2%
      4,300    Abbott Laboratories                            161,895
      4,500    Biovail Corp.                                  130,320   (b)
      2,600    Eli Lilly & Co.                                146,640
     10,200    Johnson & Johnson                              533,052
     32,900    Pfizer, Inc.                                 1,151,500
      7,200    Pharmacia Corp.                                269,640
      2,500    Schering-Plough Corp.                           61,500
      8,100    Walgreen Co.                                   312,903
     13,900    Wyeth Co.                                      711,680
                                                        _____________
                                                            3,479,130
                                                        _____________

               Health Care - Medical Products
               & Supplies - 2.0%
      7,300    Baxter International, Inc.                     324,485
      5,900    Sanofi-Synthelabo SA                           358,261   (b)
                                                        _____________
                                                              682,746
                                                        _____________

               Health Care Management - 6.0%
      7,900    HCA - (The) Healthcare Corp.                   375,250
     13,000    UnitedHealth Group, Inc.                     1,190,150
      5,900    Wellpoint Health Networks, Inc.,
                  Class A                                     459,079   (b)
                                                        _____________
                                                            2,024,479
                                                        _____________

               Housewares & Household
               Products - 0.4%
      2,700    Colgate Palmolive Co.                          135,135
                                                        _____________

               Insurance - 5.4%
      6,400    Ace, Ltd.                                      202,240
     10,700    American International Group, Inc.             730,061
          2    Berkshire Hathaway, Inc., Class A              133,600   (b)
      4,900    Hartford Financial Services Group,
                  Inc.                                        291,403
      1,900    Marsh & McLennan Cos., Inc.                    183,540
      2,200    Progressive Corp.                              127,270
      1,800    XL Capital, Ltd., Class A                      152,460
                                                        _____________
                                                            1,820,574
                                                        _____________

               Leisure Products - 3.6%
     24,300    AOL Time Warner, Inc.                          357,453   (b)
      5,300    Disney (Walt) Co.                              100,170
      2,500    MGM Mirage, Inc.                                84,375   (b)
     15,100    Viacom, Inc., Class B                          669,987   (b)
                                                        _____________
                                                            1,211,985
                                                        _____________

               Oil & Gas - 3.7%
      8,300    Baker Hughes, Inc.                             276,307
      4,500    ChevronTexaco Corp.                            398,250
     11,200    Exxon Mobil Corp.                              458,304
      2,800    Schlumberger, Ltd.                             130,200
                                                        _____________
                                                            1,263,061
                                                        _____________

               Restaurants - 0.5%
      6,100    Starbucks Corp.                                151,585   (b)
                                                        _____________

               Retail - 7.9%
      3,150    Best Buy Co., Inc.                             114,345
      7,500    Gap, Inc.                                      106,500
     18,100    Home Depot, Inc.                               664,813
     10,100    Inditex                                        212,861   (b)
      3,000    Kohl's Corp.                                   210,240   (b)
     17,500    Target Corp.                                   666,750
      8,600    USA Networks, Inc.                             201,670   (b)
      5,000    Wal-Mart de Mexico S.A. de C.V.                135,801
      6,700    Wal-Mart Stores, Inc.                          368,567
                                                        _____________
                                                            2,681,547
                                                        _____________

               Services - 7.8%
      6,200    Apollo Group, Inc., Class A                    244,404
      4,400    Automatic Data Processing, Inc.                191,620
     23,400    Cendant Corp.                                  371,592   (b)
     15,900    Concord EFS, Inc.                              479,226
      5,300    Convergys Corp.                                103,244   (b)
     24,500    First Data Corp.                               911,400
      2,400    Fiserv, Inc.                                    88,104
     13,200    Securitas AB, Class B                          270,812   (b)
                                                        _____________
                                                            2,660,402
                                                        _____________

               Telephone &
               Telecommunications - 3.1%
     14,500    AT&T Corp.                                     155,150
      4,600    Nokia Corp., ADR                                66,608
         47    NTT DoCoMo Inc.                                115,672   (b)
      8,200    QUALCOMM, Inc.                                 225,418   (b)
    294,800    Vodafone Group plc (USD)                       404,520   (b)
      7,300    Vodafone Group plc, ADR                         99,645
                                                        _____________
                                                            1,067,013
                                                        _____________

               Tobacco - 1.2%
      9,100    Philip Morris Companies, Inc.                  397,488
                                                        _____________

               Transportation - Airlines - 0.7%
      4,100    United Parcel Service, Inc.,
                  Class B                                     253,175
                                                        _____________

               Utilities - 0.3%
      4,300    El Paso Corp.                                   88,623
                                                        _____________

               Total Common Stocks
               (cost $37,558,952)                          33,112,638
                                                        _____________

   Principal
      Amount
  ____________

               SHORT-TERM
               SECURITIES - 2.5% (a)
               Repurchase Agreement
   $861,000    State Street Bank, 1.98% dated
                  6/28/2002, $861,142 maturing
                  7/1/2002, (secured by $880,000
                  Federal Home Loan Bank Medium
                  Term Notes 2.65%, due 6/5/2003)
                  (at amortized cost)                         861,000
                                                        _____________

               Total Investments
               (cost $38,419,952)                    $     33,973,638   (c)
                                                        _____________
                                                        _____________

Notes to Portfolio of Investments:
__________________________________
(a)   The categories of investments are shown as a percentage of total investments of the TRP Growth Stock Portfolio.

(b)   Currently non-income producing.

(c)   At June 30, 2002, the aggregate cost of securities for federal income tax purposes was $38,419,952 and the net unrealized depreciation of investments based on that cost was $4,446,314 which is comprised of $619,244 aggregate gross unrealized appreciation and $5,065,558 aggregate gross unrealized depreciation.

(d)   Miscellaneous Footnotes:
      (ADR) - American Depository Receipts

                                        See accompanying notes to portfolio of investments.

                              The accompanying notes are an integral part of the financial statements.

LB Series Fund, Inc.
Value Portfolio
Portfolio of Investments
June 30, 2002
(unaudited)

    Shares                                                 Value
___________                                            ____________
               COMMON STOCKS - 94.1% (a)
               Aerospace & Defense - 1.8%
     42,180    Honeywell International, Inc.         $      1,485,999
                                                        _____________

               Automotive - 1.7%
     48,175    Delphi Automotive Systems Corp.                635,910
     48,100    Ford Motor Co.                                 769,600
                                                        _____________
                                                            1,405,510
                                                        _____________

               Banks - 9.4%
     16,875    Bank of America Corp.                        1,187,325
     23,045    Bank of New York Co., Inc.                     777,769
     13,100    Comerica, Inc.                                 804,340
     39,220    FleetBoston Financial Corp.                  1,268,767
     23,340    Mellon Financial Corp.                         733,576
     34,410    Washington Mutual, Inc.                      1,276,955
     31,895    Wells Fargo & Co.                            1,596,664
                                                        _____________
                                                            7,645,396
                                                        _____________

               Broadcasting - 0.8%
     61,520    Liberty Media Corp., Class A                   615,200   (b)
                                                        _____________

               Building Materials - 1.1%
     32,600    Masco Corp.                                    883,786
                                                        _____________

               Chemicals - 1.2%
     33,500    Engelhard Corp.                                948,720
                                                        _____________

               Computers - Hardware - 1.8%
     19,040    Applied Materials, Inc.                        362,141
     15,700    International Business Machines
                  Corp.                                     1,130,400
                                                        _____________
                                                            1,492,541
                                                        _____________

                Computers - Software &
                Services - 1.8%
     22,000    Intuit, Inc.                                 1,093,840   (b)
     39,880    Oracle Corp.                                   377,664   (b)
                                                        _____________
                                                            1,471,504
                                                        _____________

               Conglomerates - 0.5%
     29,175    Tyco International, Ltd.                       394,154
                                                        _____________

               Construction - 1.4%
     13,200    Jacobs Engineering Group, Inc.                 459,096
     22,000    Shaw Group, Inc.                               675,400   (b)
                                                        _____________
                                                            1,134,496
                                                        _____________

               Distributors - 1.1%
     33,215    Sysco Corp.                                    904,112
                                                        _____________

               Electronics - 0.5%
     16,500    Celestica, Inc.                                374,715   (b)
                                                        _____________

               Financial - Diversified - 7.4%
     40,445    Citigroup, Inc.                              1,567,244
     28,575    Federal Home Loan Mortgage Corp.             1,748,790
     23,705    Federal National Mortgage
                  Association                               1,748,244
     28,070    J.P. Morgan Chase & Co.                        952,134
                                                        _____________
                                                            6,016,412
                                                        _____________

               Food & Beverage - 3.7%
     22,750    General Mills, Inc.                          1,002,820
     23,000    Kraft Foods, Inc.                              941,850
     54,250    Kroger Co.                                   1,079,575   (b)
                                                        _____________
                                                            3,024,245
                                                        _____________

               Health Care - Drugs &
               Pharmaceuticals - 4.8%
     24,010    CVS Corp.                                      734,706
     33,700    IVAX Corp.                                     363,960   (b)
     18,225    Johnson & Johnson                              952,439
     30,900    Pfizer, Inc.                                 1,081,500
     15,100    Wyeth Co.                                      773,120
                                                        _____________
                                                            3,905,725
                                                        _____________

               Health Care - Medical Products
               & Supplies - 1.9%
     35,045    Baxter International, Inc.                   1,557,750
                                                        _____________

               Health Care Management - 4.4%
     12,615    CIGNA Corp.                                  1,228,953
     18,800    HCA - (The) Healthcare Corp.                   893,000
     20,010    Tenet Healthcare Corp.                       1,431,716
                                                        _____________
                                                            3,553,669
                                                        _____________

               Housewares & Household
               Products - 1.1%
     14,145    Kimberly-Clark Corp.                           876,990
                                                        _____________

               Insurance - 3.7%
     31,960    Ace, Ltd.                                    1,009,936
     15,315    Hartford Financial Services
                  Group, Inc.                                 910,783
     12,460    XL Capital, Ltd., Class A                    1,055,362
                                                        _____________
                                                            2,976,081
                                                        _____________

               Leisure Products - 2.0%
     38,190    Fox Entertainment Group, Inc.,
                  Class A                                     830,633   (b)
     17,700    Viacom, Inc., Class B                          785,349   (b)
                                                        _____________
                                                            1,615,982
                                                        _____________

               Machinery - Diversified - 1.3%
      8,700    SPX Corp.                                    1,022,250   (b)
                                                        _____________

               Metals & Mining - 1.9%
     24,695    Alcoa, Inc.                                    818,639
     35,700    Unted States Steel Corp.                       710,073
                                                        _____________
                                                            1,528,712
                                                        _____________

               Office Equipment & Supplies - 1.2%
     23,430    Pitney Bowes, Inc.                             930,640
                                                        _____________

               Oil & Gas - 10.0%
     15,400    Amerada Hess Corp.                           1,270,500
     34,600    BJ Services Co.                              1,172,248   (b)
     14,595    ChevronTexaco Corp.                          1,291,658
     45,760    Conoco, Inc.                                 1,272,128
     29,510    EOG Resources, Inc.                          1,171,547
     24,400    Nabors Industries, Ltd.                        861,320   (b)
     26,400    Noble Corp.                                  1,019,040   (b)
                                                        _____________
                                                            8,058,441
                                                        _____________

               Paper & Forest Products - 2.2%
     20,840    International Paper Co.                        908,207
     13,700    Weyerhaeuser Co.                               874,745
                                                        _____________
                                                            1,782,952
                                                        _____________

               Publishing - 1.7%
      9,990    McGraw-Hill, Inc.                              596,403
     20,300    Valassis Communications, Inc.                  740,950   (b)
                                                        _____________
                                                            1,337,353
                                                        _____________

               Real Estate - 4.3%
     20,200    Duke Realty Corp.                              584,790
     30,400    Equity Office Properties Trust                 915,040
     28,300    First Industrial Realty Trust, Inc.            929,655
     28,400    Simon Property Group, Inc.                   1,046,256
                                                        _____________
                                                            3,475,741
                                                        _____________

               Restaurants - 0.6%
     19,050    Darden Restaurants, Inc.                       470,535
                                                        _____________

               Retail - 5.8%
     20,500    BJ's Wholesale Club, Inc.                      789,250   (b)
     38,900    Family Dollar Stores, Inc.                   1,371,225
     30,395    Lowe's Companies                             1,379,933
     30,055    Target Corp.                                 1,145,096
                                                        _____________
                                                            4,685,504
                                                        _____________

               Services - 2.2%
     48,690    First Data Corp.                             1,811,268
                                                        _____________

               Telephone &
               Telecommunications - 5.2%
     29,330    AT&T Corp.                                     313,831
     19,900    Harris Corp.                                   721,176
     35,240    SBC Communications, Inc.                     1,074,820
     35,312    Telefonica SA, ADR (USD)                       877,503
     30,975    Verizon Communications                       1,243,646
                                                        _____________
                                                            4,230,976
                                                        _____________

               Utilities - 5.6%
     13,655    American Electric Power Co.                    546,473
     15,085    Dominion Resources, Inc.                       998,627
     13,980    El Paso Corp.                                  288,128
     15,600    Public Service Enterprise Group                675,480
     27,170    TXU Corp.                                    1,400,614
     35,200    XCEL Energy, Inc.                              590,304
                                                        _____________
                                                            4,499,626
                                                        _____________

               Total Common Stocks
               (cost $81,845,080)                          76,116,985
                                                        _____________

   Principal
      Amount
   ___________

               SHORT-TERM
               SECURITIES - 5.9% (a)
               U.S. Government Agency
 $4,800,000    Federal Home Loan Mortgage Corp.,
               1.9% Due 7/1/2002 (at amortized
               cost)                                        4,799,493
                                                        _____________

               Total Investments
               (cost $86,644,573)                    $     80,916,478   (c)
                                                        _____________
                                                        _____________

Notes to Portfolio of Investments:
__________________________________

(a)   The categories of investments are shown as a percentage of total investments of the Value Portfolio.

(b)   Currently non-income producing.

(c)   At June 30, 2002, the aggregate cost of securities for federal income tax purposes was $86,644,573 and the net unrealized depreciation of investments based on that cost was $5,728,095 which is comprised of $1,068,027 aggregate gross unrealized appreciation and $6,796,122 aggregate gross unrealized depreciation.

(d)   Miscellaneous Footnotes:
      (ADR) - American Depository Receipts

                                        See accompanying notes to portfolio of investments.

                              The accompanying notes are an integral part of the financial statements.

LB Series Fund, Inc.
High Yield Portfolio
Portfolio of Investments
June 30, 2002
(unaudited)

     Principal                                                                                                         Maturity
      Amount                                                                                          Rate               Date             Value
_____________                                                                                     ____________       ____________      ___________
                  CORPORATE BONDS - 92.2% (a)
                  Airlines - 1.4%
 $    3,934,085   Northwest Airlines, Corp., Pass Through Certificates, Series
                  2001-1-A2                                                                             8.97%           1/2/2015  $      3,878,471
      3,000,000   United Airlines, Inc., Pass Through Certificates, Series 2000-1-A2                    7.73%           7/1/2010         2,825,325
      4,120,625   United Airlines, Inc., Pass Through Certificates, Series 2000-2-C                    7.762%          10/1/2005         3,396,982
      1,800,000   United Airlines, Inc., Pass Through Certificates, Series 2001-1-C                    6.831%           9/1/2008         1,385,939
                                                                                                                                       ___________
                                                                                                                                        11,486,717
                                                                                                                                       ___________

                  Automotive - 1.8%
     3,300,000    Advance Stores, Inc., Sr. Subordinated Notes                                         10.25%          4/15/2008         3,481,500
     4,800,000    Dura Operating Corp., Sr. Notes                                                      8.625%          4/15/2012         4,848,000
     3,600,000    Metaldyne Corp., Sr. Subordinated Notes                                               11.0%          6/15/2012         3,528,000
     4,200,000    Tenneco Automotive, Inc., Sr. Subordinated Notes                                    11.625%         10/15/2009         3,528,000
                                                                                                                                       ___________
                                                                                                                                        15,385,500
                                                                                                                                       ___________

                  Banks - 1.6%
     3,550,000    Chevy Chase Savings Bank, Subordinated Debentures                                     9.25%          12/1/2005         3,585,500
     7,000,000    Riggs Capital Trust II, Preferred Trust Securities, Series C                         8.875%          3/15/2027         5,900,314
     4,000,000    Sovereign Bancorp, Inc., Sr. Notes                                                    10.5%         11/15/2006         4,420,000
                                                                                                                                       ___________
                                                                                                                                        13,905,814
                                                                                                                                       ___________

                  Broadcasting & Media - 10.9%
     3,000,000    Adelphia Communications Corp., Sr. Notes, Series B                                   8.375%           2/1/2008         1,215,000 (c)
     3,500,000    Alliance Atlantis Communications, Inc., Sr. Subordinated Notes                        13.0%         12/15/2009         3,867,500
     3,600,000    Australis Holdings Pty., Ltd., Sr. Discount Notes                                 Zero Coupon        11/1/2002               360 (c)
    24,594,230    Australis Media, Ltd., Payment-In-Kind Sr. Discount Notes                         Zero Coupon        5/15/2003             2,459 (c)
    13,000,000    Avalon Cable Holdings, Sr. Discount Notes                                         Zero Coupon        12/1/2008         9,165,000
     4,800,000    Block Communications, Inc., Sr. Subordinated Notes                                    9.25%          4/15/2009         4,824,000
     4,050,000    Cable Satisfaction International, Inc., Sr. Notes                                    12.75%           3/1/2010         2,237,625
     3,600,000    Chancellor Media Corp., Sr. Subordinated Notes, Series B                             8.125%         12/15/2007         3,528,000
     2,100,000    Chancellor Media Corp., Sr. Subordinated Notes, Series B                              8.75%          6/15/2007         2,110,500
     9,000,000    Charter Communcations Holdings Capital Corp., Sr. Discount Notes                  Zero Coupon        5/15/2011         3,195,000
     6,000,000    Charter Communications, Inc., Sr.  Notes                                              10.0%           4/1/2009         4,170,000
     6,500,000    Diamond Cable Communications plc, Sr. Discount Notes (USD)                           11.75%         12/15/2005         1,722,500 (c)
    12,000,000    Diamond Cable Communications plc, Sr. Discount Notes (USD)                        Zero Coupon        2/15/2007         3,180,000 (c)
    15,900,000    DIVA Systems Corp., Sr. Discount Notes, Series B                                  Zero Coupon         3/1/2008         2,106,750 (c)
     6,250,000    EchoStar Broadband Corp., Sr. Notes                                                 10.375%          10/1/2007         6,000,000
     4,200,000    Insight Communications, Inc., Sr. Discount Notes                                  Zero Coupon        2/15/2011         1,827,000
     3,000,000    Insight Midwest LP/Insight Capital, Sr. Notes                                         10.5%          11/1/2010         2,820,000
     5,500,000    Mediacom Broadband, LLC, Sr. Notes                                                    11.0%          7/15/2013         5,170,000
     6,000,000    Olympus Communications, LP, Sr. Notes                                               10.625%         11/15/2006         4,530,000 (b)
     3,000,000    ONO Finance plc, Notes (USD)                                                          13.0%           5/1/2009         1,005,000
     3,100,000    ONO Finance plc, Sr. Notes                                                            14.0%          2/15/2011         1,069,500
     4,800,000    PanAmSat Corp., Sr. Notes                                                              8.5%           2/1/2012         4,440,000
    11,400,000    Paxson Communications Corp., Sr. Discount Notes                                   Zero Coupon        1/15/2009         6,526,500
     5,500,000    Quebecor Media, Inc., Sr. Notes                                                     11.125%          7/15/2011         5,445,000
       886,310    Scott Cable Communications, Inc., Payment-In-Kind Jr. Subordinated
                     Notes                                                                              16.0%          7/18/2002           132,947 (c,d)
     4,200,000    Sinclair Broadcast Group, Inc., Sr. Subordinated Notes                                 8.0%          3/15/2012         4,158,000
     1,800,000    Sinclair Broadcast Group, Inc., Sr. Subordinated Notes                                8.75%         12/15/2011         1,809,000
     3,750,000    Spanish Broadcasting Systems, Inc., Sr. Subordinated Notes                           9.625%          11/1/2009         3,881,250
     6,500,000    Supercanal Holding S.A., Sr. Notes (USD)                                              11.5%          5/15/2005           227,500 (c)
     6,500,000    UIH Australia/Pacific, Inc., Sr. Discount Notes, Series B                             14.0%          5/15/2006           292,500 (c)
    12,850,000    United Pan-Europe Communications N.V., Sr. Discount Notes (USD)                    Zero Coupon       11/1/2009         1,285,000 (c)
     1,900,000    United Pan-Europe Communications N.V., Sr. Discount Notes (USD)                    Zero Coupon        2/1/2010           190,000 (c)
                                                                                                                                       ___________
                                                                                                                                        92,133,891
                                                                                                                                       ___________

                  Chemicals - 4.3%
     2,000,000    Avecia Group plc, Sr. Notes (USD)                                                     11.0%           7/1/2009         2,000,000
     4,300,000    Equistar Chemical, LP, Sr. Notes                                                    10.125%           9/1/2008         4,128,000
     7,000,000    IMC Global, Inc., Notes, Series B                                                   10.875%           6/1/2008         7,560,000
     1,800,000    ISP Chemco, Inc., Sr. Subordinated Notes, Series B                                   10.25%           7/1/2011         1,845,000
     3,900,000    ISP Holdings, Inc., Bonds                                                           10.625%         12/15/2009         3,880,500
     2,400,000    Lyondell Chemical Co., Secured Notes                                                   9.5%         12/15/2008         2,244,000
     3,000,000    Lyondell Chemical Co., Sr. Secured Notes, Series B                                   9.875%           5/1/2007         2,880,000
     4,700,000    MacDermid, Inc., Sr. Subordinated Notes                                              9.125%          7/15/2011         4,958,500
     3,000,000    Methanex Corp., Sr. Notes                                                             8.75%          8/15/2012         3,075,000
     3,600,000    OM Group, Inc., Sr. Subordinated Notes                                                9.25%         12/15/2011         3,744,000
                                                                                                                                       ___________
                                                                                                                                        36,315,000
                                                                                                                                       ___________

                  Conglomerates - 0.7%
     3,100,000    Tyco International Corp. S.A., Notes                                                  6.25%          6/15/2003         2,697,744
     1,000,000    TYCO International Group S.A., Notes (USD)                                           6.375%          2/15/2006           810,390
     2,500,000    US Industries (USI American Holdings), Inc., Sr. Notes                               7.125%         10/15/2003         2,237,500
                                                                                                                                       ___________
                                                                                                                                         5,745,634
                                                                                                                                       ___________

                  Consumer Products - 3.3%
     1,800,000    Armkel Finance, Inc., Sr. Subordinated Notes                                           9.5%          8/15/2009         1,881,000
     3,000,000    Jostens, Inc., Sr. Subordinated Notes                                                12.75%           5/1/2010         3,375,000
     4,200,000    PCA LLC/PCA Finance Corp., Sr. Notes                                                11.875%           8/1/2009         4,179,000
     3,700,000    Playtex Products, Inc., Sr. Subordinated Notes                                       9.375%           6/1/2011         3,940,500
     4,500,000    Salton, Inc., Sr. Notes                                                              10.75%         12/15/2005         4,545,000
     5,600,000    Windmere-Durable Holdings, Inc., Sr. Subordinated Notes                               10.0%          7/31/2008         5,684,000
     4,300,000    Winsloew Furniture, Inc., Sr. Subordinated Notes, Series B                           12.75%          8/15/2007         4,300,000
                                                                                                                                       ___________
                                                                                                                                        27,904,500
                                                                                                                                       ___________

                  Environmental - 2.0%
     4,000,000    Allied Waste North America, Inc., Secured Notes, Series B                            8.875%           4/1/2008         3,940,000
    13,500,000    Allied Waste North America, Inc., Sr. Subordinated Notes, Series B                  10.0%             8/1/2009        13,332,330
                                                                                                                                       ___________
                                                                                                                                        17,272,330
                                                                                                                                       ___________

                  Finance - Consumer - 0.7%
     3,570,000    Altiva Financial Corp., Subordinated Notes                                            12.0%          6/15/2006           357,000 (c,d)
     6,000,000    Dollar Financial Group, Inc., Sr. Notes, Series A                                   10.875%         11/15/2006         5,550,000
    10,060,000    United Companies Financial Corp., Subordinated Notes                                 8.375%           7/1/2005            75,450 (c,d)
                                                                                                                                       ___________
                                                                                                                                         5,982,450
                                                                                                                                       ___________

                  Finance - Other - 0.9%
     7,800,000    Williams Scotsman, Inc., Sr. Notes                                                   9.875%           6/1/2007         7,488,000
                                                                                                                                       ___________

                  Finance - Structured - 3.3%
     3,000,000    CSAM Funding Corp., Subordinated Bonds                                               12.78%         10/15/2016         3,000,000 (d)
     4,200,000    FC CBO II, Ltd., Subordinated Debentures, Series 1A, Class C                         11.05%           9/9/2010         1,261,260 (c,d)
    15,030,000    Morgan Stanley & Co, Inc., Tracer Notes                                              8.152%           5/1/2012        14,297,648
     1,500,000    Namazu Re, Ltd., Floating Rate Notes                                                 6.398%          12/2/2004         1,500,510
     1,500,000    Prime Capital CalQuake & Eurowind, Ltd., Floating Rate Notes                         9.513%           1/7/2004         1,488,480
     1,500,000    Prime Capital Hurricane, Ltd., Floating Rate Notes                                   8.513%           1/7/2004         1,472,580
     1,500,000    SR Wind, Ltd., Floating Rate Notes, Class A-1                                        7.146%          5/18/2005         1,506,045
     3,000,000    Venture CDO 2002, Ltd., Subordinated Notes                                           13.06%          3/15/2015         3,007,500 (d)
                                                                                                                                       ___________
                                                                                                                                        27,534,023
                                                                                                                                       ___________

                  Food & Beverage - 3.1%
     8,250,000    Aurora Foods, Inc., Sr. Subordinated Notes, Series D                                 9.875%          2/15/2007         5,816,250
     3,100,000    Del Monte Corp., Sr. Subordinated Notes, Series B                                     9.25%          5/15/2011         3,239,500
     3,700,000    Michael Foods Acquisition Corp., Sr. Subordinated Notes, Series B                    11.75%          4/1/2011          4,051,500
     5,000,000    New World Pasta Co., Sr. Subordinated Notes                                           9.25%          2/15/2009         4,875,000
     3,000,000    Smithfield Foods, Inc., Sr. Notes, Series B                                            8.0%         10/15/2009         3,060,000
     5,000,000    Sun World International, First Mortgage Notes, Series B                              11.25%          4/15/2004         4,850,000 (d)
                                                                                                                                       ___________
                                                                                                                                        25,892,250
                                                                                                                                       ___________

                  Food & Beverage - Wholesale - 0.6%
     1,200,000    Nash Finch Co., Sr. Subordinated Notes, Series B                                       8.5%           5/1/2008         1,164,000
     3,600,000    Roundy's, Inc., Sr. Subordinated Notes                                               8.875%          6/15/2012         3,609,000
                                                                                                                                       ___________
                                                                                                                                         4,773,000
                                                                                                                                       ___________

                  Health Care - Drugs & Pharmaceuticals - 0.8%
     2,000,000    AAIPharm, Inc., Sr. Subordinated Notes                                                11.0%           4/1/2010         1,860,000
     4,800,000    Biovail Corp., Sr. Subordinated Notes                                                7.875%           4/1/2010         4,656,000
                                                                                                                                       ___________
                                                                                                                                         6,516,000
                                                                                                                                       ___________

                  Health Care - Medical Products & Supplies - 0.2%
     1,800,000    Advanced Medical Optics, Inc., Sr. Subordinated Notes                                 9.25%          7/15/2010         1,786,500
                                                                                                                                       ___________

                  Health Care Management - 3.3%
     8,000,000    Concentra Operating Corp., Sr. Subordinated Notes                                     13.0%          8/15/2009         9,080,000
     7,800,000    Extendicare Health Services, Inc., Sr. Subordinated Notes                             9.35%         12/15/2007         7,293,000
     5,650,000    Triad Hospitals, Inc., Sr. Notes                                                      8.75%           5/1/2009         5,932,500
     4,910,000    Vanguard Health Systems, Inc., Sr. Subordinated Notes                                 9.75%           8/1/2011         5,143,225
                                                                                                                                       ___________
                                                                                                                                        27,448,725
                                                                                                                                       ___________

                  Health Care Services - 3.3%
     4,200,000    AdvancePCS, Sr. Notes                                                                  8.5%           4/1/2008         4,357,500
     3,900,000    Fresnius Medical Capital Trust II, Unit Security                                     7.875%           2/1/2008         3,519,750
     3,000,000    Insight Health Services Corp., Sr. Subordinated Notes, Series B                      9.875%          11/1/2011         3,030,000
     4,800,000    Omnicare, Inc., Sr. Notes, Series B                                                  8.125%          3/15/2011         4,968,000
     3,100,000    Team Health, Inc., Notes, Series B                                                    12.0%          3/15/2009         3,487,500
     5,100,000    United Surgical Partners Holdings, Inc., Sr. Subordinated Notes                       10.0%         12/15/2011         5,304,000
     3,000,000    Vicar Operating, Inc., Sr. Subordinated Notes                                        9.875%          12/1/2009         3,165,000
                                                                                                                                       ___________
                                                                                                                                        27,831,750
                                                                                                                                       ___________

                  Homebuilding - 1.6%
     5,250,000    Beazer Homes USA, Inc., Sr. Notes                                                    8.625%          5/15/2011         5,355,000
     5,000,000    Ryland (The) Group, Inc., Sr. Notes                                                   9.75%           9/1/2010         5,437,500
     3,000,000    Schuler Homes, Inc., Sr. Notes                                                       9.375%          7/15/2009         3,075,000
                                                                                                                                       ___________
                                                                                                                                        13,867,500
                                                                                                                                       ___________

                  Insurance - 0.1%
     9,000,000    SIG Capital Trust I, Bond                                                              9.5%          8/15/2027           900,000 (c)
                                                                                                                                       ___________

                  Leisure & Entertainment - 0.5%
     4,500,000    Six Flags, Inc., Sr. Notes                                                           8.875%           2/1/2010         4,500,000
                                                                                                                                       ___________

                  Lodging & Hotels - 2.2%
     3,600,000    Felcor Lodging, LP, Sr. Notes                                                          8.5%           6/1/2011         3,546,000
     4,500,000    Hammons Hotels (John Q.), LP, First Mortgage Notes                                   8.875%          5/15/2012         4,432,500
     3,000,000    HMH Properties, Inc., Sr. Notes, Series B                                            7.875%           8/1/2008         2,872,500
     3,000,000    Host Marriott, LP, Sr. Notes                                                           9.5%          1/15/2007         3,041,250
     4,800,000    MeriStar Hospitality Corp., Notes                                                    9.125%          1/15/2011         4,608,000
                                                                                                                                       ___________
                                                                                                                                        18,500,250
                                                                                                                                       ___________

                  Machinery & Equipment - 1.8%
     4,800,000    AGCO Corp., Sr. Subordinated Notes                                                     8.5%          3/15/2006         4,860,000
     6,000,000    Anthony Crane Rentals, LP, Sr. Discount Debentures, Series B                      Zero Coupon         8/1/2009            90,000
     3,700,000    Budget Group, Inc., Sr. Notes                                                        9.125%           4/1/2006           906,500
(c)
     2,400,000    Terex Corp., Sr. Subordinated Notes                                                   9.25%          7/15/2011         2,496,000
     6,250,000    United Rentals, Inc., Sr. Notes, Series B                                            10.75%          4/15/2008         6,718,750
                                                                                                                                       ___________
                                                                                                                                        15,071,250
                                                                                                                                       ___________

                  Metals & Mining - 1.6%
     2,500,000    AK Steel Corp., Sr. Notes                                                             7.75%          6/15/2012         2,487,500
     1,800,000    Jorgensen (Earle M.) Co., Sr. Secured Notes                                           9.75%           6/1/2012         1,782,000
     1,800,000    Steel Dynamics, Inc., Sr. Notes                                                        9.5%          3/15/2009         1,908,000
     2,400,000    UCAR Finance, Inc., Sr. Notes                                                        10.25%          2/15/2012         2,460,000
     6,000,000    Weirton Steel Corp., Sr. Notes                                                       10.75%           6/1/2005         2,910,000
     4,000,000    Weirton Steel Corp., Sr. Notes                                                      11.375%           7/1/2004         1,940,000
                                                                                                                                       ___________
                                                                                                                                        13,487,500
                                                                                                                                       ___________

                  Oil & Gas - 5.4%
     3,800,000    Belden & Blake Corp., Sr. Subordinated Notes, Series B                               9.875%          6/15/2007         3,363,000
     5,700,000    BRL Universal Equipment Corp., Secured Notes                                         8.875%          2/15/2008         5,671,500
     3,000,000    Compton Petroleum Corp., Sr. Notes                                                     9.9%          5/15/2009         3,060,000
     2,800,000    Comstock Resources, Inc., Sr. Notes                                                  11.25%           5/1/2007         2,905,000
     6,000,000    Dresser, Inc., Sr. Subordinated Notes                                                9.375%          4/15/2011         6,105,000
     2,700,000    El Paso Energy, LP, Sr. Subordinated Notes, Series B                                   8.5%           6/1/2011         2,700,000
     1,200,000    Encore Acquisition Co., Sr. Subordinated Notes                                       8.375%          6/15/2012         1,209,000
     4,300,000    HORNBECK-LEEVAC Marine Services, Inc., Sr. Notes                                    10.625%           8/1/2008         4,520,375
     2,400,000    Magnum Hunter Resources, Inc., Sr. Notes                                               9.6%          3/12/2012         2,484,000
     4,000,000    Pogo Producing Co.,Sr. Subordinated Notes, Series B                                   8.25%          4/15/2011         4,020,000
     4,200,000    Port Arthur Finance Corp., Sr. Secured Notes                                          12.5%          1/15/2009         4,704,000
     4,800,000    Western Oil Sands, Inc., Secured Notes                                               8.375%           5/1/2012         4,836,000
                                                                                                                                       ___________
                                                                                                                                        45,577,875
                                                                                                                                       ___________

                  Packaging & Containers - 4.6%
     5,000,000    Crown Cork & Seal, Inc., Notes                                                       7.125%           9/1/2002         4,925,000
     4,000,000    Fonda Group, Inc., Sr. Subordinated Notes, Series B                                    9.5%           3/1/2007         3,420,000
     5,400,000    Owens-Brockway Glass Container, Sr. Secured Notes                                    8.875%          2/15/2009         5,427,000
     4,200,000    Plastipak Holdings, Inc., Sr. Notes                                                  10.75%           9/1/2011         4,630,500
     3,000,000    Pliant Corp., Sr. Subordinated Notes                                                  13.0%           6/1/2010         3,142,500
     1,800,000    Pliant Corp., Sr. Subordinated Notes                                                  13.0%           6/1/2010         1,899,000
     6,000,000    Radnor Holdings Corp., Sr. Notes                                                      10.0%          12/1/2003         5,520,000
     6,700,000    Riverwood International Corp., Sr. Notes                                            10.625%           8/1/2007         7,085,250
     2,400,000    Silgan Holdings, Inc., Sr. Subordinated Debentures                                     9.0%           6/1/2009         2,484,000
                                                                                                                                       ___________
                                                                                                                                        38,533,250
                                                                                                                                       ___________

                  Paper & Forest Products - 2.2%
     3,600,000    Ainsworth Lumber Co. Ltd., Sr. Secured Notes, Payment-In-Kind                         12.5%          7/15/2007         3,915,000
     2,000,000    Buckeye Technologies, Inc., Sr. Subordinated Notes                                     8.0%         10/15/2010         1,650,000
     2,500,000    Buckeye Technologies, Inc., Sr. Subordinated Notes                                     8.5%         12/15/2005         2,262,500
     1,200,000    Corporacion Durango S.A. De C.V., Sr. Notes (USD)                                    13.75%          7/15/2009           999,000
     6,000,000    Corporacion Durango S.A. De C.V., Sr. Notes (USD)                                   13.125%           8/1/2006         5,295,000
     5,000,000    Doman Industries Ltd., Sr. Notes                                                      8.75%          3/15/2004         1,025,000
(b)
     3,600,000    Stone Container Corp., Sr. Notes                                                     8.375%           7/1/2012         3,645,000
                                                                                                                                       ___________
                                                                                                                                        18,791,500
                                                                                                                                       ___________

                  Publishing - 1.3%
     4,200,000    Advanstar Communications, Inc.                                                        12.0%          2/15/2011         3,423,000
     4,500,000    PRIMEDIA, Inc., Sr. Notes                                                            10.25%           6/1/2004         3,847,500
     3,600,000    Vertis, Inc., Sr. Notes                                                             10.875%          6/15/2009         3,591,000
                                                                                                                                       ___________
                                                                                                                                        10,861,500
                                                                                                                                       ___________

                  Restaurants - 1.1%
     3,000,000    Buffets, Inc., Sr. Subordinated Notes                                                11.25%          7/15/2010         3,015,000
     5,650,000    Tricon Global Restaurants, Inc., Sr. Notes                                           8.875%          4/15/2011         6,017,250
                                                                                                                                       ___________
                                                                                                                                         9,032,250
                                                                                                                                       ___________

                  Retail - 3.9%
     4,800,000    Asbury Automotive Group, Inc., Sr. Subordinated Notes                                  9.0%          6/15/2012         4,656,000
     3,600,000    AutoNation, Inc., Sr. Notes                                                            9.0%           8/1/2008         3,726,000
     3,450,000    Carter (William) Co., Sr. Subordinated Notes, Series B                              10.875%          8/15/2011         3,795,000
     3,000,000    Gap, Inc., Convertible Bonds                                                          5.75%          3/15/2009         3,431,250
     3,000,000    Gap, Inc., Notes                                                                     10.55%         12/15/2008         3,098,568
     2,000,000    Group1 Automotive, Inc., Sr. Subordinated Notes                                     10.875%           3/1/2009         2,125,000
     5,300,000    Office Depot, Inc., Sr. Subordinated Notes                                            10.0%          7/15/2008         5,856,500
     2,500,000    TravelCenters of America, Inc., Sr. Subordinated Notes                               12.75%           5/1/2009         2,765,625
     3,600,000    United Auto Group, Inc., Sr. Subordinated Notes                                      9.625%          3/15/2012         3,636,000
                                                                                                                                       ___________
                                                                                                                                        33,089,943
                                                                                                                                       ___________

                  Retail - Food - 1.2%
     3,600,000    Great Atlantic & Pacific Tea, Inc., Sr. Notes                                        9.125%         12/15/2011         3,366,000
     6,750,000    Stater Brothers Holdings, Sr. Notes                                                  10.75%          8/15/2006         6,986,250
                                                                                                                                       ___________
                                                                                                                                        10,352,250
                                                                                                                                       ___________

                  Services - 1.8%
     3,000,000    Avis Group Holdings, Inc., Sr. Subordinated Notes                                     11.0%           5/1/2009         3,285,000
     2,400,000    JohnsonDiversey, Inc., Sr. Subordinated Notes                                        9.625%          5/15/2012         2,520,000
     4,500,000    KinderCare Learning Centers, Inc., Sr. Subordinated Notes                              9.5%          2/15/2009         4,477,500
     4,300,000    Stewart Enterprises, Inc., Sr. Subordinated Notes                                    10.75%           7/1/2008         4,773,000
                                                                                                                                       ___________
                                                                                                                                        15,055,500
                                                                                                                                       ___________

                  Technology - Hardware - 2.6%
     3,000,000    Aavid Thermal Technologies, Inc., Sr. Subordinated Notes                             12.75%           2/1/2007         2,115,000
     4,300,000    Amkor Technology, Inc., Sr. Notes                                                     9.25%          2/15/2008         3,526,000
     2,843,750    ASAT Finance, LLC, Sr. Notes                                                          12.5%          11/1/2006         2,260,781
     4,300,000    Dictaphone Corp., Sr. Subordinated Notes                                             11.75%           8/1/2005           301,000 (c)
     6,000,000    Solectron Corp., Convertible Notes                                                Zero Coupon       11/20/2020         2,790,000
     6,100,000    Unisys Corp., Sr. Notes                                                              8.125%           6/1/2006         6,069,500
     5,410,000    Xerox Credit Corp., Notes                                                              6.1%         12/16/2003         4,652,600
                                                                                                                                       ___________
                                                                                                                                        21,714,881
                                                                                                                                       ___________

                     Technology - Software - 0.5%
     4,200,000    Computer Associates International, Inc., Sr. Notes, Series B                          6.25%          4/15/2003         4,032,571
                                                                                                                                       ___________

                  Telecommunications - Data/Internet - 0.3%
     9,850,000    FirstWorld Communications, Inc., Sr. Discount Notes                               Zero Coupon        4/15/2008           948,063 (c)
     9,000,000    PSINet, Inc., Sr. Notes, Series B                                                     10.0%          2/15/2005           911,250
     4,800,000    Rhythms NetConnections, Inc., Sr. Discount Notes, Series B                        Zero Coupon        5/15/2008           216,000 (c)
     7,800,000    Rhythms NetConnections, Inc., Sr. Notes                                              12.75%          4/15/2009           468,000 (c)
                                                                                                                                       ___________
                                                                                                                                         2,543,313
                                                                                                                                       ___________

                  Telecommunications - Wireless - 5.0%
     2,500,000    Alamosa Delaware, Inc., Sr. Notes                                                     12.5%          2/01/2011           712,500
     4,900,000    Alamosa PCS Holdings, Inc., Sr. Discount Notes                                    Zero Coupon        2/15/2010           759,500
       388,000    Arch Wireless, Inc., Secured Notes                                                    10.0%          5/15/2007           292,940
       194,000    Arch Wireless, Inc., Subordinated Notes                                               12.0%          5/15/2009            49,470
     3,500,000    Centennial Cellular Operating Co., Sr. Subordinated Notes                            10.75%         12/15/2008         1,697,500
     3,000,000    Crown Castle International Corp., Sr. Discount Notes                              Zero Coupon        5/15/2011         1,395,000
     5,500,000    Crown Castle International Corp., Sr. Notes                                          9.375%           8/1/2011         3,492,500
     6,000,000    Horizon PCS, Inc., Sr. Notes                                                         13.75%          6/15/2011         2,010,000
     7,800,000    Horizon PCS, Inc., Sr. Notes                                                      Zero Coupon        10/1/2010         1,443,000
     4,200,000    Iridium LLC/Capital Corp., Sr. Notes, Series A                                        13.0%          7/15/2005           252,000 (c)
     4,850,000    Iridium LLC/Capital Corp., Sr. Notes, Series B                                        14.0%          7/15/2005           291,000 (c)
     2,500,000    IWO Holdings, Inc., Sr. Unsecured Notes                                               14.0%          1/15/2011           812,500
     5,200,000    Loral Cyberstar, Inc., Sr. Unsecured Notes                                            10.0%          7/15/2006         3,614,000
     9,250,000    McCaw International, Ltd., Sr. Discount Notes                                     Zero Coupon        4/15/2007           161,875 (c)
     2,500,000    Metrocall, Inc., Sr. Subordinated Notes                                               9.75%          11/1/2007            25,000 (c)
     6,200,000    Metrocall, Inc., Sr. Subordinated Notes                                               11.0%          9/15/2008            62,000 (c)
     4,200,000    Microcell Telecommunications, Inc., Sr. Discount Notes                                14.0%           6/1/2006           357,000
    12,000,000    Millicom International Cellular S.A., Sr. Discount Notes (USD)                        13.5%           6/1/2006         4,260,000
     8,000,000    Nextel Communications, Inc., Sr. Notes                                                 9.5%           2/1/2011         3,960,000
     5,000,000    Nextel International, Inc., Sr. Notes                                                12.75%           8/1/2010            87,500 (c)
     6,700,000    Nextel Partners, Inc., Sr. Notes                                                      11.0%          3/15/2010         2,696,750
     9,000,000    PageMart Nationwide, Inc., Sr. Discount Exchange Notes                                15.0%           2/1/2005            67,500 (c)
     5,600,000    PTC International Finance B.V., Sr. Secured Notes (USD)                           Zero Coupon         7/1/2007         5,726,000
    14,000,000    SpectraSite Holdings, Inc., Sr. Discount Notes                                    Zero Coupon        3/15/2010         3,430,000
     1,554,494    Teletrac, Inc., Notes                                                                  9.0%           1/1/2004         1,251,368
     6,000,000    UbiqueTel Operating Co., Sr. Subordinated Notes                                   Zero Coupon        4/15/2010           870,000
    10,000,000    US Unwired, Inc., Sr. Discount Notes, Series B                                    Zero Coupon        11/1/2009         2,450,000
                                                                                                                                       ___________
                                                                                                                                        42,226,903
                                                                                                                                       ___________

                  Telecommunications - Wireline - 2.0%
     9,000,000    Adelphia Business Solutions, Sr. Subordinated Notes                                   12.0%          11/1/2007               900 (c)
     3,000,000    Asia Global Crossing, Ltd., Sr. Notes                                               13.375%         10/15/2010           607,500 (c)
     3,000,000    Birch Telecom, Inc., Sr. Notes                                                        14.0%          6/15/2008            45,000 (c)
     6,900,000    Completel Europe N.V., Sr. Discount Notes, Series B (USD)                         Zero Coupon        2/15/2009           517,500 (c)
    10,000,000    DTI Holdings, Inc., Sr. Discount Notes, Series B                                  Zero Coupon         3/1/2008            50,000 (c)
     3,000,000    FLAG, Ltd., Sr. Notes                                                                 8.25%          1/30/2008           285,000 (c)
     2,994,536    Global Crossing Holdings, Ltd., Floating Rate Bank Debt, Term B                       5.59%          6/30/2006           539,016
     4,500,000    GST Equipment Funding, Inc., Sr. Secured Notes                                       13.25%           5/1/2007           213,750 (c,d)
    12,000,000    GT Group Telecom, Inc., Sr. Discount Notes                                        Zero Coupon         2/1/2010            90,000 (c)
    11,125,000    IntelCom Group (U.S.A.), Inc., Sr. Discount Notes                                 Zero Coupon         5/1/2006           472,813 (c)
     8,600,000    Intermedia Communications, Inc., Sr. Discount Notes, Series B                     Zero Coupon         3/1/2009           903,000 (b)
    12,000,000    Logix Communications Enterprises, Inc., Sr. Notes                                    12.25%          6/15/2008         3,840,000 (c,d)
     6,250,000    Metromedia Fiber Network, Inc., Sr. Notes                                             10.0%         12/15/2009            93,750 (c)
     5,000,000    Netia Holdings B.V., Sr. Discount Notes, Series B (USD)                              11.25%          11/1/2007           825,000 (c)
     9,900,000    NEXTLINK Communications, Inc., Sr. Notes                                             9.625%          10/1/2007           297,000 (c)
     4,000,000    NEXTLINK Communications, LLC, Sr. Notes                                               12.5%          4/15/2006           120,000 (c)
    11,000,000    Northeast Optic Network, Inc., Sr. Notes                                             12.75%          8/15/2008           385,000 (c)
     4,500,000    Qwest Capital Funding, Inc., Unsecured Notes                                          7.75%          8/15/2006         2,767,500
     4,500,000    Qwest Capital Funding, Inc., Unsecured Notes                                           7.9%          8/15/2010         2,565,000
     4,200,000    Williams Communications Group, Inc., Sr. Notes                                        11.7%           8/1/2008           346,500
    15,000,000    Worldcom, Inc./Worldcom Group, Notes                                                  7.50%          5/15/2011         2,325,000 (b)
                                                                                                                                       ___________
                                                                                                                                        17,289,229
                                                                                                                                       ___________

                  Textiles & Apparel - 1.5%
     2,400,000    Dan River, Inc., Sr. Subordinated Notes                                             10.125%         12/15/2003         2,082,000
     6,850,000    Levi Strauss & Co., Sr. Notes                                                       11.625%          1/15/2008         6,541,750
     3,900,000    Perry Ellis International, Inc., Sr. Subordinated Notes, Series B                    12.25%           4/1/2006         4,153,500
                                                                                                                                       ___________
                                                                                                                                        12,777,250
                                                                                                                                       ___________

                  Transportation - 0.9%
     5,875,000    Allied Holdings, Inc., Sr. Notes, Series B                                           8.625%          10/1/2007         4,611,875
     3,300,000    Windsor Petroleum Transport Corp., Notes                                              7.84%          1/15/2021         2,701,766 (d)
                                                                                                                                       ___________
                                                                                                                                         7,313,641
                                                                                                                                       ___________

                  Utilities - 7.9%
     3,000,000    AES Corp., Sr. Notes                                                                 8.875%          2/15/2011         1,875,000
     4,800,000    Aquila, Inc., Notes                                                                 10.875%           7/1/2012         4,764,240
     4,800,000    Calpine Corp., Convertible Bonds                                                       4.0%         12/26/2006         3,594,000
    12,800,000    Calpine Corp., Sr. Notes                                                               8.5%          2/15/2011         8,640,000
     4,125,375    CE Generation, LLC, Sr. Secured Bonds                                                7.416%         12/15/2018         3,805,510
    11,000,000    Edison Mission Energy, Sr. Notes                                                     9.875%          4/15/2011        10,908,898
     3,550,000    Midland Cogen Venture Fund II, Secured Lease Obligation Bonds,
                     Series A                                                                          11.75%          7/23/2005         3,599,366
     4,450,000    Midland Cogen Venture Fund II, Subordinated Secured Lease
                     Obligation Bonds                                                                  13.25%          7/23/2006         4,576,972
     6,000,000    Mirant Corp., Fixed Rate Collateral Trust Certificates, Series 2001-14                7.2%           6/15/2004         5,245,848
     8,000,000    Orion Power Holdings, Inc., Sr. Notes                                                 12.0%           5/1/2010         6,760,000
     5,200,000    PSEG Energy Holdings, Inc., Sr. Notes                                                8.625%          2/15/2008         5,051,904
     7,200,000    TNP Enterprises, Inc., Sr. Subordinated Notes, Series B                              10.25%           4/1/2010         7,506,000
                                                                                                                                       ___________
                                                                                                                                        66,327,738
                                                                                                                                       ___________
                  Total Corporate Bonds (cost $1,085,442,766)                                                                          777,248,178
                                                                                                                                       ___________

                  FOREIGN GOVERNMENT BONDS - 0.4% (a)
     5,000,000    Brazil (Federal Republic of), Notes (cost $3,784,386)                                 11.0%          1/11/2012         3,037,500
                                                                                                                                       ___________

      Shares
    __________

                  PREFERRED STOCKS - 5.3% (a)
                  Convertible - 0.4%
        27,540    McLeodUSA, Inc., Convertible Preferred Stock, Series A                                                                   103,275
        45,000    Tribune Co., Convertible Preferred Stock (AOL Time Warner)                                                             2,936,250
                                                                                                                                       ___________
                                                                                                                                         3,039,525
                                                                                                                                       ___________

                  Non-Convertible - 4.9%
         4,106    Broadwing Communications, Preferred Stock, Series B                                                                      626,165
       105,000    Chevy Chase Capital Corp., Noncumulative Exchangeable Preferred Stock, Series A                                        6,021,750
        65,407    Communications & Power Industries, Inc., Preferred Stock, Series B                                                 1,054,688 (d)
        39,488    CSC Holdings, Inc., Payment-In-Kind Preferred Stock                                                                    2,537,104
        74,751    CSC Holdings, Inc., Payment-In-Kind Preferred Stock                                                                    4,933,566
         4,951    Cumulus Media, Inc., Payment-In-Kind Preferred Stock, Series A                                                         5,507,988
         4,343    Dobson Communications Corp., 12.25% Payment-In-Kind Preferred Stock                                                    1,921,778
        11,873    Dobson Communications Corp., 13.0% Payment-In-Kind Preferred Stock                                                     5,609,993
         1,697    Granite Broadcasting Corp., Payment-in-Kind Preferred Stock                                                            1,073,353
         1,800    J Crew Group, Preferred Stock                                                                                          1,548,000 (b,d)
        68,000    PRIMEDIA, Inc., Exchangeable Preferred Stock, Series H                                                                 2,057,000
        46,000    PRIMEDIA, Inc., Preferred Stock, Series D                                                                              1,391,500
        33,000    PRIMEDIA, Inc., Preferred Stock, Series F                                                                                998,250
         5,000    Sovereign REIT, Non-Cumulative Preferred Stock, Series A                                                               5,587,500
                                                                                                                                       ___________
                                                                                                                                        40,868,635
                                                                                                                                       ___________

                  Total Preferred Stocks (cost $75,736,212)                                                                             43,908,160
                                                                                                                                       ___________

                  COMMON STOCKS & STOCK WARRANTS - 1.8% (a,b)
         5,000    Aavid Thermal Technologies, Inc., Stock Warrants                                                                          51,250
         6,000    Airgate PCS, Inc., Stock Warrants                                                                                         15,000
        28,255    Arch Wireless, Inc., Common Stock                                                                                         28,255
         4,600    ASAT Finance, LLC, Stock Warrants                                                                                          8,050
         3,000    Birch Telecom, Inc., Stock Warrants                                                                                           30 (d)
         6,500    Cable Satisfaction International, Inc., Stock Warrants                                                                    29,250
         2,310    Communications & Power Industries, Inc., Common Stock                                                                     23
       275,216    Covad Communications Group, Inc., Common Stock                                                                           324,755
        47,700    DIVA Systems Corp., Stock Warrants                                                                                           477
        12,000    GT Group Telecom, Inc., Stock Warrants                                                                                    18,000
         6,250    Horizon PCS, Inc., Stock Warrants                                                                                            313
       252,644    ICO Global Communications Holdings, Ltd., Common Stock                                                                   467,391
       233,000    Imperial Sugar Co., Common Stock                                                                                         547,550
         4,700    iPCS, Inc., Stock Warrants                                                                                                 1,763
         2,500    IWO Holdings, Inc., Stock Warrants                                                                                           938
        25,500    Jazztel plc, Stock Warrants (USD)                                                                                        168,938
         5,485    Josten's, Inc., Stock Warrants                                                                                            83,646
       111,686    Loral Space & Communications, Inc., Stock Warrants                                                                       125,647
        80,000    Magellan Health Services, Inc., Common Stock                                                                              80,000
        61,028    McLeodUSA, Inc., Stock Warrants                                                                                            7,629
       447,761    Motient Corp., Common Stock                                                                                            2,032,835
         7,500    Motient Corp., Stock Warrants                                                                                                 75
        75,000    Nextel Communications, Inc., Class A                                                                                     240,750
         4,200    ONO Finance, plc, Cash Rights (USD)                                                                                        1,575
         3,100    ONO Finance, plc, Stock Warrants (USD)                                                                                     1,163
         6,000    Pliant Corp., Stock Warrants                                                                                              61,500
        23,840    Protection One Alarm Monitoring, Stock Warrants                                                                              238
       121,520    TVMAX Holdings, Inc., Common Stock                                                                                     6,076,000 (d)
         6,300    Ubiquitel Operating Co., Stock Warrants                                                                                   88,988
         4,150    Vernado Holdings, Inc., Stock Warrants                                                                                    37,350
         6,363    Wherehouse Entertainment, Inc., Stock Warrants, Class B                                                                   24,657
         6,363    Wherehouse Entertainment, Inc., Stock Warrants, Class C                                                                   10,340
     1,039,922    Wilshire Financial Services Group, Inc., Common Stock                                                                  3,587,731
         4,300    Winsloew Furniture, Inc., Stock Warrants                                                                                  45,688
       151,421    WorldCom, Inc., Common Stock                                                                                                   0
         5,000    XM Satellite Radio, Inc., Stock Warrants                                                                                  30,000
        80,000    ZSC Specialty Chemicals plc, Stock Warrants (USD)                                                                        130,000
        80,000    ZSC Specialty Chemicals plc, Stock Warrants (USD)                                                                         50,000
       541,622    @Track Communications, Inc., Common Stock                                                                                622,865
         4,000    @Track Communications, Inc., Stock Warrants                                                                                4,900 (d)
                                                                                                                                       ___________
                  Total Common Stocks & Stock Warrants (cost $38,775,532)                                                               15,005,560
                                                                                                                                       ___________

     Principal                                                                                                         Maturity
      Amount                                                                                          Rate               Date
_____________                                                                                     ____________       ____________

                  SHORT-TERM SECURITIES - 0.3% (a)
                  Commercial Paper
 $   2,660,000    Park Avenue Receivables Corp. (at amortized cost)                                     2.02%           7/1/2002         2,659,701
                                                                                                                                       ___________

                  Total Investments in Securities (cost $1,206,398,597)                                                           $    841,859,099 (f)
                                                                                                                                       ___________
                                                                                                                                       ___________

Notes to Portfolio of Investments:
__________________________________
(a) The categories of investments are shown as a percentage of total investments of the High Yield Portfolio.

(b) Currently non-income producing.

(c) Currently non-income producing and in default.

(d) Denotes restricted securities.  These securities have been valued from the date of acquisition through June 30, 2002, by obtaining quotations from brokers who are active with the issues.  The following table indicates the acquisition date and cost of restricted securities the Fund owned as of June 30, 2002.

                                                                                                         Acquisition
                                     Security                                                               Date                     Cost
    _______________________________________________________________                                     __________              ____________
    Altiva Financial Corp., Subordinated Notes                                                            11/16/96                 $8,688,657
    Birch Telecom, Inc., Stock Warrants                                                                    6/18/98                     16,304
    Communications & Power Industries, Inc., Common Stock                                                   8/2/95                    211,287
    CSAM Funding Corp., Subordinated Bonds                                                                 5/10/02                  3,000,000
    FC CBO II, Ltd., Subordinated Debentures, Series 1A, Class C                                            9/4/98                  3,993,803
    GST Equipment Funding, Inc., Sr. Secured Notes                                                          5/8/97                         --
    J Crew Group, Preferred Stock                                                                         10/23/97                  1,827,000
    Logix Communications Enterprises, Inc., Sr. Notes                                                      6/10/98                  9,675,291
    Scott Cable Communications, Inc., Payment-In-Kind Jr. Subordinated Notes                                6/4/97                    124,262
    Sun World International, First Mortgage Notes, Series B                                                7/23/98                  5,186,673
    TVMAX Holdings, Inc., Common Stock                                                                     8/11/99                  6,270,446
    United Companies Financial Corp., Subordinated Notes                                                   9/17/98                  7,693,631
    Venture CDO 2002, Ltd., Subordinated Notes                                                             6/13/02                  3,000,000
    Windsor Petroleum Transport Corp., Notes                                                               4/15/98                  2,591,715
    @Track Communications, Inc., Stock Warrants                                                            9/18/97                      4,551

(e) At June 30, 2002, cash of $210,000 was pledged as the initial margin deposit on the following financial futures contracts:

                                                                                                                     Notional
                                                 Number of                                         Market            Principal        Unrealized
                 Type                            Contracts        Expiration       Position         Value             Amount             Loss
    ______________________________              ___________      _____________     ________      __________         ___________       __________
    U.S. Treasury Bond Futures (10 Year)            90            September 2002     Short        $9,651,094       $9,506,953             $144,141

(f) At June 30, 2002, the aggregate cost of securities for federal tax purposes was $1,206,398,597 and the net unrealized depreciation of investments based on that cost was $364,539,500 which is comprised of $27,836,076 aggregate gross unrealized appreciation and $392,375,576 aggregate gross unrealized depreciation.

See accompanying notes to portfolio of investments.

The accompanying notes are an integral part of the financial statements.

LB Series Fund, Inc.
Income Portfolio
Portfolio of Investments
June 30, 2002
(unaudited)

     Principal                                                                                                         Maturity
      Amount                                                                                          Rate               Date             Value
_____________                                                                                     ____________       ____________      ___________
                  CORPORATE BONDS - 50.6% (a)
                  Aerospace & Defense - 1.0%
 $   6,000,000    Northrop Grumman Corp., Debentures                                                   7.125%          2/15/2011  $      6,400,665
     6,344,763    Systems 2001 Asset Trust, LLC, Equipment Trust Pass Through
                     Certificates, Series 2001-G                                                       6.664%          9/15/2013         6,744,719
                                                                                                                                       ___________
                                                                                                                                        13,145,384
                                                                                                                                       ___________

                  Airlines - 1.3%
     3,000,000    Delta Airlines, Inc., Pass Through Certificates                                      6.417%           7/2/2012         3,088,505
     7,000,000    Delta Airlines, Inc., Pass Through Certificates                                      6.718%           1/2/2023         7,209,227
     6,500,000    Southwest Airlines Co., Pass Through Certificates, Series A-2                        5.496%          11/1/2006         6,656,077
                                                                                                                                       ___________
                                                                                                                                        16,953,809
                                                                                                                                       ___________

                  Automotive - 1.4%
     5,500,000    ArvinMeritor, Inc., Notes                                                            6.625%          6/15/2007         5,497,916
     2,000,000    General Motors Acceptance Corp., Notes                                               6.125%          9/15/2006         2,030,170
     6,000,000    General Motors Acceptance Corp., Notes                                               6.875%          9/15/2011         5,966,934
     5,000,000    Hertz Corp., Notes                                                                     7.4%           3/1/2011         4,935,075
                                                                                                                                       ___________
                                                                                                                                        18,430,095
                                                                                                                                       ___________

                  Banks - 8.2%
     7,150,000    Abbey National Capital Trust I Preferred Securities                                  8.963%         12/29/2049         8,282,539
     9,000,000    Bank One Corp., Notes                                                                  6.0%           8/1/2008         9,288,693
     5,000,000    BNP Paribas Capital Trust, Subordinated Notes (USD)                                  9.003%         12/29/2049         5,845,500
     8,500,000    Capital One Bank, Notes                                                                6.5%          7/30/2004         8,589,973
     5,500,000    Charter One Bank, FSB, Subordinated Notes                                            6.375%          5/15/2012         5,651,910
     5,500,000    Citigroup, Inc., Subordinated Notes                                                  6.625%          6/15/2032         5,334,263
     6,500,000    Corporacion Andina De Fomento, Notes (USD)                                           6.875%          3/15/2012         6,681,922
     6,000,000    Marshall & Ilsley Bank, Notes                                                        6.375%           9/1/2011         6,140,322
    11,000,000    Morgan (J.P.) Chase & Co., Notes                                                      5.25%          5/30/2007        11,075,526
     9,000,000    PNC Funding Corp., Sr. Notes                                                          5.75%           8/1/2006         9,285,075
     8,000,000    Regions Financial Corp., Subordinated Notes                                          6.375%          5/12/2012         8,249,416
     8,000,000    Standard Chartered Bank, Bonds                                                         8.0%          5/30/2031         8,415,096
     9,000,000    US Bank NA, Notes                                                                      6.3%           2/4/2014         9,279,216
     6,000,000    Wells Fargo Capital, Capital Trust Preferred Securities                               7.73%          12/1/2026         6,263,328
     2,500,000    Wells Fargo Financial, Sr. Notes                                                     4.875%          6/12/2007         2,499,418
                                                                                                                                       ___________
                                                                                                                                       110,882,197
                                                                                                                                       ___________

                  Broadcasting & Media - 2.3%
     6,000,000    AOL Time Warner, Inc., Notes                                                          6.75%          4/15/2011         5,530,458
     1,500,000    Charter Communications Holdings Capital Corp., Sr. Notes                             9.625%         11/15/2009         1,005,000
     5,000,000    Cox Communications, Inc., Notes                                                       7.75%          11/1/2010         4,762,790
     3,800,000    CSC Holdings, Inc., Sr. Notes, Series B                                              7.625%           4/1/2011         3,061,934
     2,750,000    EchoStar DBS Corp., Sr. Notes                                                        9.125%          1/15/2009         2,530,000
     6,000,000    Time Warner Entertainment Co., LP, Sr. Notes                                         8.375%          7/15/2033         5,986,494
     8,000,000    Viacom, Inc., Notes                                                                  5.625%           5/1/2007         8,199,320
                                                                                                                                       ___________
                                                                                                                                        31,075,996
                                                                                                                                       ___________

                  Chemicals - 0.9%
    11,000,000    Praxair, Inc., Bonds                                                                 6.375%           4/1/2012        11,426,899
                                                                                                                                       ___________

                  CORPORATE BONDS (continued)
                  Conglomerates - 1.2%
     2,000,000    Berkshire Hathaway Inc., Convertible Units                                        Zero Coupon        5/15/2007         2,045,000
     6,000,000    General Electric Capital Corp., Medium Term Notes                                     6.75%          3/15/2032         5,912,286
     7,500,000    Textron Financial Corp., Notes                                                       5.875%           6/1/2007         7,627,530
                                                                                                                                       ___________
                                                                                                                                        15,584,816
                                                                                                                                       ___________

                  Environmental - 1.4%
     5,150,000    Allied Waste, North America, Sr. Subordinated Notes, Series B                         10.0%           8/1/2009         5,086,037
     4,400,000    USA Waste Services, Inc., Sr. Notes                                                    7.0%          10/1/2004         4,566,074
     9,000,000    Waste Management, Inc, Sr. Notes                                                       6.5%         11/15/2008         9,116,730
                                                                                                                                       ___________
                                                                                                                                        18,768,841
                                                                                                                                       ___________

                  Finance - Automotive - 1.1%
    15,000,000    Ford Motor Credit Co., Floating Medium Term Notes                                     2.36%          1/26/2004        15,000,000
                                                                                                                                       ___________

                  Finance - Consumer - 0.7%
     9,000,000    Countrywide Home Loans, Inc., Notes                                                    5.5%           8/1/2006         9,207,999
                                                                                                                                       ___________

                  Finance - Structured - 0.7%
     9,600,000    Morgan Stanley & Co, Inc., Tracer Notes                                              7.187%          9/15/2011         9,929,731
                                                                                                                                       ___________

                  Food & Beverage - 1.0%
     4,000,000    General Mills, Inc., Notes                                                           5.125%          2/15/2007         4,001,416
     3,000,000    General Mills, Inc., Notes                                                             6.0%          2/15/2012         2,977,119
     6,000,000    Kellogg Co., Debentures, Series B                                                     7.45%           4/1/2031         6,614,928
                                                                                                                                       ___________
                                                                                                                                        13,593,463
                                                                                                                                       ___________

                  Health Care - Medical Products & Supplies - 0.2%
     3,000,000    Fisher Scientific International, Inc., Sr. Subordinated Notes                          9.0%           2/1/2008         3,082,500
                                                                                                                                       ___________

                  Health Care Management - 2.4%
     7,000,000    Anthem Insurance Companies, Inc., Notes                                              9.125%           4/1/2010         7,922,019
     1,250,000    Coverntry Health Care, Inc., Sr. Notes                                               8.125%          2/12/2012         1,281,250
     1,000,000    Extendicare Health Services, Inc., Sr. Subordinate Notes                              9.35%         12/15/2007           935,000
     3,000,000    Manor Care, Inc., Sr. Notes                                                            8.0%           3/1/2008         3,108,750
     5,000,000    Tenet Healthcare Corp., Sr. Notes                                                    5.375%         11/15/2006         5,057,765
     6,000,000    Tenet Healthcare Corp., Sr. Notes                                                    6.375%          12/1/2011         6,084,264
     8,000,000    Wellpoint Health Networks, Inc., Notes                                               6.375%          1/15/2012         8,300,416
                                                                                                                                       ___________
                                                                                                                                        32,689,464
                                                                                                                                       ___________

                  Health Care Services - 0.6%
     2,000,000    AdvancePCS, Sr. Notes                                                                  8.5%           4/1/2008         2,075,000
     6,000,000    Healthsouth Corp., Sr. Notes                                                         7.625%           6/1/2012         5,953,908
                                                                                                                                       ___________
                                                                                                                                         8,028,908
                                                                                                                                       ___________

                  Insurance - 6.8%
    12,000,000    Allstate Financial Global Funding, Notes                                             7.125%          9/26/2005        13,085,724
    11,000,000    Equitable Life Assurance Society of the United States, Surplus Notes                 6.95%          12/1/2005         11,811,954
     9,000,000    Hancock (John) Global Funding II, Notes                                                6.5%           3/1/2011         9,384,651
     7,000,000    ING Capital Funding Trust III, Trust Preferred Securities (USD)                      8.439%         12/31/2049         7,819,406
     2,500,000    Lincoln National Corp., Notes                                                          6.2%         12/15/2011         2,523,905
     2,500,000    Lincoln National Corp., Notes                                                         5.25%          6/15/2007         2,532,993
     7,000,000    Marsh & McLennan Companies, Notes                                                    5.375%          3/15/2007         7,189,287
     4,000,000    Marsh & McLennan Companies, Notes                                                     6.25%          3/15/2012         4,157,280
     9,000,000    Metropolitan Life Global Funding I, Notes                                             4.75%          6/20/2007         8,958,600
     4,000,000    Nationwide Financial Services, Notes                                                   5.9%           7/1/2012         3,968,312
     6,000,000    Nationwide Mutual Insurance Co., Notes                                                8.25%          12/1/2031         6,276,840
     9,000,000    Principal Life Global Funding, Global Notes                                           6.25%          2/15/2012         9,239,247
     4,500,000    XL Capital (Europe) plc, Sr. Notes (USD)                                               6.5%          1/15/2012         4,666,379
                                                                                                                                       ___________
                                                                                                                                        91,614,578
                                                                                                                                       ___________

                  Investment Banking & Brokerage - 1.2%
     4,000,000    Credit Suisse First Boston USA, Inc., Notes                                           5.75%          4/15/2007         4,096,424
     6,000,000    Credit Suisse First Boston USA, Inc., Notes                                            6.5%          1/15/2012         6,057,684
     6,500,000    Goldman Sachs Group, Inc., Notes                                                       6.6%          1/15/2012         6,632,594
                                                                                                                                       ___________
                                                                                                                                        16,786,702
                                                                                                                                       ___________

                  Lodging & Hotels - 0.2%
     2,650,000    Starwood Hotels & Resorts, Notes                                                     7.375%           5/1/2007         2,620,188
                                                                                                                                       ___________

                  Machinery & Equipment - 0.7%
     5,500,000    Johnson Controls, Inc., Bonds                                                          5.0%         11/15/2006         5,470,944
     3,900,000    United Rentals, Inc., Sr. Notes, Series B                                            10.75%          4/15/2008         4,192,500
                                                                                                                                       ___________
                                                                                                                                         9,663,444
                                                                                                                                       ___________

                  Oil & Gas - 4.5%
     7,000,000    Amerada Hess Corp., Bonds                                                            7.875%          10/1/2029         7,671,251
     6,675,000    Anadarko Petroleum Corp., Notes                                                        6.5%          5/15/2005         7,047,932
     4,000,000    Dynegy Holdings, Inc., Sr. Notes                                                     6.875%           4/1/2011         2,764,856
     6,000,000    Dynegy, Inc., Notes                                                                  8.125%          3/15/2005         4,623,090
     3,000,000    El Paso Corp., Medium Term Notes                                                       7.8%           8/1/2031         2,815,755
     4,000,000    Global Marine, Inc., Sr. Notes                                                       7.125%           9/1/2007         4,218,296
     3,000,000    Kinder Morgan Energy Partners, Bonds                                                  7.75%          3/15/2032         3,171,912
     4,000,000    Kinder Morgan Energy Partners, Notes                                                 7.125%          3/15/2012         4,237,764
     3,000,000    Marathon Oil Corp., Notes                                                              6.8%          3/15/2032         2,908,503
     2,177,083    Pemex Finance, Ltd., Notes                                                            8.45%          2/15/2007         2,356,094
     6,000,000    Pemex Finance, Ltd., Notes, Series 2000-1-A1                                          9.03%          2/15/2011         6,652,290
     3,000,000    Texas Eastern Transmission Corp., Notes                                               5.25%          7/15/2007         2,997,960
     3,000,000    Transcontinental Gas Pipeline, Notes                                                  8.875           20120715         2,927,250
     1,700,000    Western Oil Sands, Inc., Secured Notes                                               8.375%           5/1/2012         1,712,750
     1,000,000    Williams Companies, Inc., Bonds                                                       8.75%          3/15/2032           816,429
     4,000,000    Williams Companies, Inc., Notes                                                      7.875%           9/1/2021         3,196,232
                                                                                                                                       ___________
                                                                                                                                        60,118,364
                                                                                                                                       ___________

                  Paper & Forest Products - 0.9%
     4,465,000    Georgia-Pacific Corp., Debentures                                                      9.5%          12/1/2011         4,551,666
     2,000,000    Weyerhaeuser Co., Notes                                                              6.125%          3/15/2007         2,060,420
     5,000,000    Weyerhaeuser Co., Notes                                                               6.75%          3/15/2012         5,186,780
                                                                                                                                       ___________
                                                                                                                                        11,798,866
                                                                                                                                       ___________

                  Restaurants - 0.2%
     1,500,000    Tricon Global Restaurants, Inc., Sr. Notes                                           8.875%          4/15/2011         1,597,500
     1,250,000    Yum! Brands, Inc., Notes                                                              7.70%           7/1/2012         1,256,250
                                                                                                                                       ___________
                                                                                                                                         2,853,750
                                                                                                                                       ___________

                  Retail - 0.8%
     3,750,000    Gap, Inc., Notes                                                                     10.55%         12/15/2008         3,873,210
     7,000,000    Sears Roebuck Acceptance Corp., Notes                                                  7.0%           6/1/2032         6,725,999
                                                                                                                                       ___________
                                                                                                                                        10,599,209
                                                                                                                                       ___________

                  Services - 0.4%
     5,000,000    Cendant Corp., Notes                                                                 6.875%          8/15/2006         5,033,195
                                                                                                                                       ___________

                  Technology - Hardware - 0.4%
     6,000,000    Hewlett-Packard Co., Notes                                                             6.5%           7/1/2012         5,954,232
                                                                                                                                       ___________

                  Telecommunications - Wireless - 0.7%
     3,000,000    Nextel Communications, Inc., Sr. Notes                                                 9.5%           2/1/2011         1,485,000
     9,000,000    Verizon Wireless, Inc., Notes, Series A                                               5.65%         11/15/2011         8,293,644
                                                                                                                                       ___________
                                                                                                                                         9,778,644
                                                                                                                                       ___________

                  Telecommunications - Wireline - 0.1%
     3,500,000    Worldcom, Inc. (Worldcom Group), Notes                                                 6.5%          5/15/2004           577,500 (b)
     4,000,000    Worldcom, Inc. (Worldcom Group), Notes                                                 7.5%          5/15/2011           620,000 (b)
                                                                                                                                       ___________
                                                                                                                                         1,197,500
                                                                                                                                       ___________

                  Transportation - 2.7%
     8,500,000    Burlington Northern Santa Fe, Sr. Notes                                                5.9%           7/1/2012         8,401,834
     5,500,000    CNF Transportation, Inc., Notes                                                      8.875%           5/1/2010         5,657,905
     4,582,738    Federal Express Corp., Pass Through Certifications                                   6.845%          1/15/2019         4,652,693
     4,649,540    Federal Express Corp., Series 1998-1-A, Class B                                       6.72%          1/15/2022         4,818,063
     8,500,000    International Lease Finance Corp., Notes                                             5.625%           6/1/2007         8,626,633
     3,400,000    Teekay Shipping Corp., First Preferred Ship Mortgage Notes                            8.32%           2/1/2008         3,570,000
                                                                                                                                       ___________
                                                                                                                                        35,727,128
                                                                                                                                       ___________

                  Utilities - 6.6%
     5,500,000    Allegheny Energy Supply Co., LLC, Bonds                                               8.25%          4/15/2012         5,818,280
    12,000,000    CalEnergy Company, Inc., Sr. Notes                                                    7.63%         10/15/2007        12,968,556
     5,500,000    Calpine Corp., Sr. Notes                                                               8.5%          2/15/2011         3,712,500
     6,000,000    Constellation Energy Group, Inc., Bonds                                                7.0%           4/1/2012         6,277,050
     2,500,000    Constellation Energy Group, Inc., Notes                                               6.35%           4/1/2007         2,592,135
     6,000,000    Dominion Resources, Inc., Notes                                                       6.25%          6/30/2012         6,006,570
     8,000,000    Indiana Michigan Power Co., Sr. Notes, Series C                                      6.125%         12/15/2006         8,184,728
    11,000,000    Mirant Americas Energy Marketing, Collateral Trust Certificates,
                     Series 2001-14                                                                      7.2%          6/15/2004         9,617,388
     1,500,000    NRG Energy, Inc., Notes                                                               6.75%          7/15/2006         1,216,214
     3,000,000    NRG Energy, Inc., Sr. Notes                                                          8.625%          4/01/2031         2,285,898
     7,000,000    Powergen US Funding, LLC, Notes                                                        4.5%         10/15/2004         7,048,979
     6,000,000    PSEG Energy Holdings, Sr. Notes                                                      8.625%          2/15/2008         5,829,120
     5,913,705    Reliant Energy Mid Atlantic, Pass Through Certificates, Series B                     9.237%           7/2/2017         6,542,658
    10,500,000    TXU Corp., Notes                                                                     6.375%          6/15/2006        10,810,590
                                                                                                                                       ___________
                                                                                                                                        88,910,666
                                                                                                                                       ___________

                  Total Corporate Bonds (cost $683,591,505)                                                                            680,456,568
                                                                                                                                       ___________

                  ASSET-BACKED SECURITIES - 9.4% (a)
     9,500,000    BMW Vehicle Owner Trust, Trust Certificates, Series 2002-A, Class A4                   4.46%         5/25/2007         9,657,830
    13,000,000    Chase Credit Card Owner Trust, Series 2001-4-A                                         5.5%         11/17/2008        13,565,841
    14,000,000    Chase Manhatten Auto Owner Trust, Series 2001-A-A4                                     5.07%         2/15/2008        14,500,609
    10,000,000    Citibank Credit Card Issuance Trust, Trust Certificates, Series
                     2001-A8-A8                                                                          4.1%          12/7/2006        10,133,747
     6,000,000    Com-Ed Transitional Funding Trust, Series 1998-1-A6                                   5.63%          6/25/2009         6,281,462
     9,000,000    CPL Transition Funding, LLC, Rate-Reduction Bond, Series 2002-1,
                     Class A2                                                                           5.01%          1/15/2010         9,164,807
    10,000,000    Discover Card Master Trust I, Series 1996-3A                                          6.05%          8/18/2008        10,597,407
     5,000,000    Discover Card Master Trust I, Series 1998-7A                                           5.6%          5/15/2006         5,197,505
     5,500,000    Honda Auto Receivables, Asset Backed Certificates, Series 2002-1,
                     Class A4                                                                           4.22%          4/16/2007         5,567,294
     9,000,000    MBNA Credit Card Master Note Trust, Credit Card Backed Certificates,
                     Series 2002-1, Class A1                                                            4.95%          6/15/2009         9,175,142
    11,000,000    MMCA Auto Owner Trust, Trust Certificates, Series 2002-2, Class A4                    4.3%           3/15/2010        11,040,820
    10,000,000    PSE&G Transition Funding, LLC, Series 2001-1-A2                                       5.74%          3/15/2007        10,408,606
     6,500,000    Toyota Auto Receivablse Owner, Series 2002-B, Class A4                                4.39%          5/15/2009         6,576,338
     4,907,884    United Air Lines, Pass Through Certificates, Class A-2                               7.186%           4/1/2011         4,599,055
                                                                                                                                       ___________
                  Total Asset-Backed Securities (cost $122,962,037)                                                                    126,466,463
                                                                                                                                       ___________

                  FOREIGN GOVERNMENT BONDS - 1.8% (a,c)
     5,400,000    Brazil (Federative Republic), Notes                                                     11%          1/11/2012         3,280,500
     7,500,000    Chile (Republic of), Bonds                                                           5.625%          7/23/2007         7,397,813
     5,000,000    Quebec, Canada, Debentures                                                             7.5%          9/15/2029         5,746,615
     7,000,000    United Mexican States, Notes                                                         9.875%           2/1/2010         7,840,000
                                                                                                                                       ___________
                  Total Foreign Government Bonds (cost $25,400,466)                                                                     24,264,928
                                                                                                                                       ___________

                  MORTGAGE-BACKED SECURITIES - 12.3% (a)
    42,000,000    Federal Home Loan Mortgage Corp., Participation Certificates                           6.5%           7/1/2029        42,813,750 (d)
    59,000,000    Federal National Mortgage Association, Participation Certificates                      7.0%           7/1/2016        61,913,125 (d)
    35,000,000    Government National Mortgage Association, Modified Pass Through
                        Certificates                                                                     7.0%          7/15/2032        36,334,375 (d)
     3,500,000    SASCO Net Interest Margin Trust, Notes, Class A, Series 2002-HF1                       7.75%         1/27/2033         3,484,950
    12,000,000    Washington Mutual Mortgage Corp., Pass Through Certificates                          5.355%          6/25/2032        12,193,860
     9,000,000    Washington Mutual Mortgage Corp., Pass Through Certificates                          5.598%          4/25/2032         9,105,169
                                                                                                                                       ___________
                  Total Mortgage-Backed Securities (cost $164,895,028)                                                                 126,466,463
                                                                                                                                       ___________

                  U.S. GOVERNMENT - 11.7% (a)
    27,000,000    U.S. Treasury Bonds                                                                   8.75%          5/15/2017        36,033,633
    37,500,000    U.S. Treasury Bonds                                                                  6.125%          8/15/2029        39,838,950 (f)
    29,500,000    U.S. Treasury Notes                                                                   4.75%         11/15/2008        30,048,936
    17,000,000    U.S. Treasury Notes                                                                   4.25%          3/31/2003        17,307,360
     1,000,000    U.S. Treasury Notes                                                                  4.625%          5/15/2006         1,030,313
    32,500,000    U.S. Treasury Notes                                                                    5.0%          2/15/2011        33,060,268
                                                                                                                                       ___________
                  Total U.S. Government (cost $156,690,315)                                                                            157,319,460
                                                                                                                                       ___________

      Shares
_____________
                  PREFERRED STOCKS - 0.3% (a)
        95,000    Travelers Property & Casualty Corp., Convertible Preferred Stock                                                       2,246,750
        31,000    Tribune Co., Convertible Preferred Stock (AOL Time Warner)                                                             2,022,750
                                                                                                                                       ___________
                  Total Preferred Stocks (cost $4,638,188)                                                                               4,269,500
                                                                                                                                       ___________

                                                                                                   Expiration         Expiration
     Contract                                                                                         Price              Date
_____________                                                                                     ____________       ____________
                  OPTIONS ON U.S. TREASURY BOND FUTURES (a,e)
           150    U.S. Treasury Bond Futures (cost $50,607)                                            $ 100           7/26/2002            51,563
                                                                                                                                      ____________

     Principal                                                                                                         Maturity
      Amount                                                                                          Rate               Date
_____________                                                                                     ____________       ____________
                  SHORT-TERM SECURITIES - 13.9% (a)
                  Commercial Paper - 11.7%
 $  10,000,000    Abbey National North America, LLC                                                     1.77%           7/8/2002         9,995,575
    15,216,000    Amsterdam Funding Corp.                                                               1.79%          7/12/2002        15,206,165
    10,000,000    Amsterdam Funding Corp.                                                               1.79%           7/1/2002         9,999,006
    34,820,000    Corporate Asset Funding Corp.                                                         1.98%           7/1/2002        34,816,170
    12,000,000    Corporate Asset Funding Corp.                                                         1.76%          7/11/2002        11,992,960
     8,241,000    Enterprise Funding Corp.                                                              1.79%           7/5/2002         8,238,541
    20,000,000    First Data Corp.                                                                      1.75%          7/16/2002        19,983,472
    10,000,000    General Dynamics Corp.                                                                1.75%           7/9/2002         9,995,139
    10,000,000    Nestle Holdings                                                                        1.8%          7/15/2002         9,992,000
     1,008,000    Triple A-One Funding Corp.                                                            1.81%           7/9/2002         1,007,493
     4,097,000    Tulip Funding Corp.                                                                   1.79%          7/19/2002         4,092,926
     1,380,000    Windmill Funding Corp.                                                                 2.0%           7/1/2002         1,379,847
    20,117,000    Yale University                                                                       1.77%           8/2/2002        20,083,371
                                                                                                                                      ____________
                                                                                                                                       156,782,665
                                                                                                                                      ____________

                  U.S. Government Agency - 2.2%
    30,000,000    Federal Home Loan Bank, Floating Rate Notes                                           1.78%          8/13/2002        29,998,758
                                                                                                                                      ____________

                  Total Short-Term Securities (at amortized cost)                                                                      186,781,423
                                                                                                                                      ____________

                  Total Investments in Securities (cost $1,345,009,569)                                                             $1,345,455,134 (g)
                                                                                                                                      ____________
                                                                                                                                      ____________

Notes to Portfolio of Investments:
__________________________________
(a) The categories of investments are shown as a percentage of total investments of the Income Portfolio.

(b) Currently non-income producing.

(c) Denominated in U.S. dollars.

(d) Denotes investments purchased on a when-issued basis.

(e) The market value of the denoted categories of investments represents less than 0.1% of the total investments of the Income
    Portfolio.

(f) At June 30, 2002, U.S. Treasury Notes valued at $3,187,116 were pledged as the initial margin deposit to cover open financial futures contracts and call options written as follows:

                                                                                                                            Notional
                                                Number of                                                Market             Principal      Unrealized
    Type                                        Contracts           Expiration          Position          Value              Amount           Loss
    ______________________________              ________          ______________         _______       ___________         ___________     __________
    U.S. Treasury Note Futures (5 Year)            480            September 2002          Short      $  51,562,500         $50,930,391    $    632,109
    U.S. Treasury Note Futures (10 Year)           695            September 2002          Short         74,527,891          73,599,696         928,194
                                                                                                                                             _________

                                                                                                                                           $ 1,560,304
                                                                                                                                             _________
                                                                                                                                             _________

                                                Number of            Exercise          Expiration
    Call Options                                Contracts              Price              Date            Value
    ______________________________              ________          ______________         _______       ___________
    U.S. Treasury Bond Futures                     150                $  106            7/26/2002    $      39,844

(g) At June 30, 2002, the aggregate cost of securities for federal tax purposes was $1,345,009,569 and the net unrealized appreciation of investments based on that cost was $445,565 which is comprised of $22,697,048 aggregate gross unrealized appreciation and $22,251,483 aggregate gross unrealized depreciation.

                                        See accompanying notes to portfolio of investments.

                              The accompanying notes are an integral part of the financial statements.

LB Series Fund, Inc.
Limited Maturity Bond Portfolio
Portfolio of Investments
June 30, 2002
(unaudited)

     Principal                                                                                                         Maturity
      Amount                                                                                          Rate               Date             Value
_____________                                                                                     ____________       ____________      ___________
                  CORPORATE BONDS - 21.9% (a)
                  Airlines - 1.2%
 $     750,000    Delta Airlines, Inc., Pass Through Certificates                                      6.417%           7/2/2012  $        772,116
       500,000    Metropolitan Airports Commission, (Minneapolis-St. Paul) Taxable
                     Notes, Series 15                                                                   4.85%           1/1/2006           505,600
                                                                                                                                       ___________
                                                                                                                                         1,277,716
                                                                                                                                       ___________

                  Automotive - 1.4%
       500,000    ArvinMeritor, Inc., Notes                                                            6.625%          6/15/2007           499,811
       500,000    General Motors Acceptance Corp., Notes                                               6.125%          9/15/2006           507,543
       500,000    Hertz Corp., Notes                                                                     7.4%           3/1/2011           493,508
                                                                                                                                       ___________
                                                                                                                                         1,500,862
                                                                                                                                       ___________

                  Banks - 3.8%
       500,000    Bank One Corp., Notes                                                                  6.0%           8/1/2008           516,039
       500,000    Corporacion Andina De Fomento, Notes (USD)                                           6.875%          3/15/2012           513,994
       750,000    Morgan (J.P.) Chase & Co., Notes                                                      5.25%          5/30/2007           755,150
       750,000    Regions Financial Corp., Subordinated Notes                                          6.375%          5/12/2012           773,383
       750,000    Union Planters Bank, Notes                                                           5.125%          6/15/2007           757,194
       750,000    Wells Fargo Financial, Sr. Notes                                                     4.875%          6/12/2007           749,825
                                                                                                                                       ___________
                                                                                                                                         4,065,585
                                                                                                                                       ___________

                  Broadcasting & Media - 0.5%
       500,000    Viacom, Inc., Notes                                                                  5.625%           5/1/2007           512,458
                                                                                                                                       ___________

                  Chemicals - 0.5%
       500,000    Praxair, Inc., Bonds                                                                 6.375%           4/1/2012           519,405
                                                                                                                                       ___________

                  Conglomerates - 0.9%
       250,000    Berkshire Hathaway Inc., Convertible Units                                        Zero Coupon        5/15/2007           255,625
       750,000    Textron Financial Corp., Notes                                                       5.875%           6/1/2007           762,753
                                                                                                                                       ___________
                                                                                                                                         1,018,378
                                                                                                                                       ___________

                  Environmental - 0.5%
       500,000    Waste Management, Inc, Sr. Notes                                                       6.5%         11/15/2008           506,485
                                                                                                                                       ___________

                  Food & Beverage - 1.2%
       750,000    Coca-Cola Enterprises, Inc., Notes                                                    5.25%          5/15/2007           767,514
       500,000    Kellogg Co., Notes, Series B                                                           6.0%           4/1/2006           522,981
                                                                                                                                       ___________
                                                                                                                                         1,290,495
                                                                                                                                       ___________

                  Health Care Management - 0.6%
       150,000    Coverntry Health Care, Inc., Sr. Notes                                               8.125%          2/12/2012           153,750
       500,000    Wellpoint Health Networks, Inc., Notes                                               6.375%          1/15/2012           518,776
                                                                                                                                       ___________
                                                                                                                                           672,526
                                                                                                                                       ___________

                  Insurance - 3.1%
       500,000    John Hancock Financial Services, Inc., Notes                                         5.625%          12/1/2008           509,623
       750,000    Lincoln National Corp., Notes                                                         5.25%          6/15/2007           759,898
       500,000    Marsh & McLennan Companies, Notes                                                    5.375%          3/15/2007           513,521
       750,000    Metropolitan Life Global Funding I, Notes                                             4.75%          6/20/2007           746,550
       750,000    Principal Life Global Funding, Secured Notes                                         5.125%          6/28/2007           757,514
                                                                                                                                       ___________
                                                                                                                                         3,287,106
                                                                                                                                       ___________

                  Investment Banking & Brokerage - 0.5%
       500,000    Credit Suisse First Boston USA, Inc., Notes                                           5.75%          4/15/2007           512,053
                                                                                                                                       ___________

                  Lodging & Hotels - 0.2%
       250,000    Starwood Hotels & Resorts, Notes                                                     7.375%           5/1/2007           247,188
                                                                                                                                       ___________

                  Oil & Gas - 1.8%
       500,000    Kinder Morgan Energy Partners, Notes                                                 7.125%          3/15/2012           529,721
       395,833    Pemex Finance, Ltd., Notes                                                            8.45%          2/15/2007           428,381
       750,000    Texas Eastern Transmission Corp., Notes                                               5.25%          7/15/2007           749,490
       250,000    Western Oil Sands, Inc., Secured Notes                                               8.375%           5/1/2012           251,875
                                                                                                                                       ___________
                                                                                                                                         1,959,467
                                                                                                                                       ___________

                  Paper & Forest Products - 0.5%
       500,000    Weyerhaeuser Co., Notes                                                              6.125%          3/15/2007           515,105
                                                                                                                                       ___________

                  Restaurants - 0.4%
       400,000    Yum! Brands, Inc., Notes                                                              7.70%           7/1/2012           402,000
                                                                                                                                       ___________

                  Retail - 0.4%
       400,000    Gap, Inc., Notes                                                                     10.55%         12/15/2008           413,142
                                                                                                                                       ___________

                  Technology - Hardware - 0.7%
       750,000    Hewlett-Packard Co., Notes                                                             5.5%           7/1/2007           746,529
                                                                                                                                       ___________

                  Transportation - 1.6%
       750,000    Burlington Northern Santa Fe, Sr. Notes                                                5.9%           7/1/2012           741,338
       750,000    International Lease Finance Corp., Notes                                             5.625%           6/1/2007           761,174
       150,000    Teekay Shipping Corp., First Preferred Ship Mortgage Notes                            8.32%           2/1/2008           157,500
                                                                                                                                       ___________
                                                                                                                                         1,660,012
                                                                                                                                       ___________

                  Utilities - 2.1%
       500,000    Allegheny Energy Supply Co., LLC, Bonds                                               8.25%          4/15/2012           528,935
       500,000    Constellation Energy Group, Inc., Notes                                               6.35%           4/1/2007           518,427
       500,000    Indiana Michigan Power Co., Sr. Notes, Series C                                      6.125%         12/15/2006           511,546
       250,000    NRG Energy, Inc., Notes                                                               6.75%          7/15/2006           202,702
       500,000    TXU Corp., Notes                                                                     6.375%          6/15/2006           514,790
                                                                                                                                       ___________
                                                                                                                                         2,276,400
                                                                                                                                       ___________

                  Total Corporate Bonds (cost $23,028,240)                                                                              23,382,912
                                                                                                                                       ___________

                  ASSET-BACKED SECURITIES - 4.9% (a)
     1,000,000    BMW Vehicle Owner Trust, Trust Certificates, Series 2002-A, Class A4                   4.46%         5/25/2007         1,016,614
       500,000    Citibank Credit Card Issuance Trust, Trust Certificates, Series
                     2001-A8-A8                                                                          4.1%          12/7/2006           506,687
       500,000    CPL Transition Funding, LLC, Rate-Reduction Bond, Series
                     2002-1, Class A2                                                                   5.01%          1/15/2010           509,156
       500,000    Honda Auto Receivables, Asset Backed Certificates, Series
                     2002-1, Class A4                                                                   4.22%          4/16/2007           506,118
       500,000    MBNA Credit Card Master Note Trust, Credit Card Backed
                     Certificates, Series 2002-1, Class A1                                              4.95%          6/15/2009           509,730
       750,000    MMCA Auto Owner Trust, Trust Certificates, Series 2002-2, Class A4                    4.3%           3/15/2010           752,783
       750,000    Toyota Auto Receivablse Owner, Series 2002-B, Class A4                                4.39%          5/15/2009           758,808
       736,183    United Air Lines, Pass Through Certificates, Class A-2                               7.186%           4/1/2011           689,858
                                                                                                                                       ___________
                  Total Asset-Backed Securities (cost $5,179,726)                                                                        5,249,754
                                                                                                                                       ___________

                  FOREIGN GOVERNMENT BONDS - 1.4% (a)
       300,000    Brazil (Federative Republic), Notes                                                     11%          1/11/2012           182,250
       750,000    Chile (Republic of), Bonds                                                           5.625%          7/23/2007           739,781
       500,000    United Mexican States, Notes                                                         9.875%           2/1/2010           560,000
                                                                                                                                       ___________
                  Total Foreign Government Bonds (cost $1,532,160)                                                                       1,482,031
                                                                                                                                       ___________

                  MORTGAGE-BACKED SECURITIES - 9.5% (a)
     8,000,000    Federal National Mortgage Association, Participation Certificates                      7.5%          7/15/2032         8,377,500 (b)
       750,000    SASCO Net Interest Margin Trust, Notes, Class A, Series 2002-HF1                       7.75%         1/27/2033           746,775
       500,000    Washington Mutual Mortgage Corp., Pass Through Certificates                          5.598%          4/25/2032           505,843
       500,000    Washington Mutual Mortgage Corp., Pass Through Certificates                          5.355%          6/25/2032           508,078
                                                                                                                                       ___________
                  Total Mortgage-Backed Securities (cost $10,118,337)                                                                   10,138,196
                                                                                                                                       ___________

                  U.S. GOVERNMENT AGENCY - 12.2% (a)
     2,000,000    Federal National Mortgage Association, Notes                                          5.25%          4/15/2007         2,075,808
     1,500,000    Federal National Mortgage Association, Notes                                         3.875%          3/15/2005         1,514,648
     9,250,000    Federal National Mortgage Association, Notes                                         3.125%         11/15/2003         9,346,145
                                                                                                                                       ___________
                  Total U.S. Government Agency (cost $12,785,501)                                                                       12,936,601
                                                                                                                                       ___________

                  U.S. GOVERNMENT - 34.0% (a)
    34,500,000    U.S. Treasury Notes                                                                   4.25%          3/31/2003        35,123,760
     1,000,000    U.S. Treasury Notes                                                                  4.625%          5/15/2006         1,030,313
                                                                                                                                       ___________
                  Total U.S. Government ($36,016,362)                                                                                   36,154,073
                                                                                                                                       ___________

       Shares
    ___________
                  PREFERRED STOCKS - 0.6% (a)
        20,000    Travelers Property & Casualty Corp., Convertible Preferred Stock                                                         473,000
         2,000    Tribune Co., Convertible Preferred Stock (AOL Time Warner)                                                               130,500
                                                                                                                                       ___________
                  Total Preferred Stocks (cost $643,050)                                                                                   603,500
                                                                                                                                       ___________

     Principal                                                                                                         Maturity
      Amount                                                                                          Rate               Date
_____________                                                                                     ____________       ____________

                  SHORT-TERM SECURITIES - 15.5% (a)
                  Commercial Paper
 $   2,000,000    Assets Securitization Corp.                                                           1.77%           7/9/2002         1,999,017
     1,023,000    Enterprise Funding Corp.                                                               1.9%          7/11/2002         1,022,352
     3,500,000    Falcon Asset Securitization Corp.                                                     1.79%          7/16/2002         3,497,042
     3,440,000    New Center Asset Trust                                                                1.98%           7/1/2002         3,439,622
     1,600,000    Park Avenue Receivables Corp.                                                         1.82%          7/15/2002         1,598,706
     3,000,000    Triple A-One Funding Corp.                                                            1.81%           7/9/2002         2,998,492
     2,000,000    Yale University                                                                       1.77%           8/2/2002         1,996,657
                                                                                                                                       ___________
                  Total Short-Term Securities (at amortized cost)                                                                       16,551,888
                                                                                                                                       ___________

                  Total Investments in Securities (cost $105,855,264)                                                             $    106,498,955 (c)
                                                                                                                                       ___________
                                                                                                                                       ___________
Notes to Portfolio of Investments:
__________________________________
(a)  The categories of investments are shown as a percentage of total investments of theLimited Maturity Bond Portfolio.

(b)  Denotes investments purchased on a when-issued basis.

(c)   At June 30, 2002, the aggregate cost of securities for federal income tax purposes was $105,855,264 and the net unrealized appreciation of investments based on that cost was $643,691 which is comprised of $799,609 aggregate gross unrealized appreciation and $155,918 aggregate gross unrealized depreciation.

                                        See accompanying notes to portfolio of investments.

                              The accompanying notes are an integral part of the financial statements.

LB Series Fund, Inc.
Money Market Portfolio
Portfolio of Investments
June 30, 2002
(unaudited)

     Principal                                                                                                         Maturity
      Amount                                                                                          Rate               Date             Value
_____________                                                                                     ____________       ____________      ___________
                     BANK NOTES - 2.0% (a)
                     Banking - Domestic
 $   7,000,000       U.S. Bank, N.A.                                                                    2.00%         11/13/2002  $      7,000,000
                                                                                                                                       ___________

                     CERTIFICATES OF DEPOSIT - 13.3% (a)
                     Banking - Domestic - 0.6%
     2,000,000       Citibank NA                                                                        1.82%          8/20/2002         2,000,000
                                                                                                                                       ___________

                     Banking - Foreign - 12.7%
     7,000,000       Barclays Bank NY                                                                   1.78%          9/13/2002         7,000,128
     7,000,000       Canadian Imperial Bank of Commerce                                                 2.44%         12/30/2002         7,001,394
     7,000,000       Canadian Imperial Bank of Commerce                                                 2.50%           3/4/2003         7,000,000
     7,000,000       Deutsche Bank, A.G.                                                                2.38%         11/19/2002         6,997,811
     7,000,000       Deutsche Bank, A.G.                                                                2.36%         12/30/2002         6,997,894
     1,000,000       Royal Bank of Scotland NY                                                          2.25%          12/6/2002           999,952
     7,000,000       UBS Ag Stamford (Union Bank of Switzerland)                                        2.50%         12/18/2002         7,000,000
     1,800,000       UBS Ag Stamford (Union Bank of Switzerland)                                        2.43%           7/2/2002         1,800,228
                                                                                                                                       ___________
                                                                                                                                        44,797,407
                                                                                                                                       ___________
                     Total Certificates of Deposit                                                                                      46,797,407
                                                                                                                                       ___________

                     COMMERCIAL PAPER - 65.3% (a)
                     Banking - Domestic - 4.2%
     5,000,000       Citicorp                                                                           1.80%           7/3/2002         4,999,000
     2,916,000       River Fuel Co., Inc. (Bank of New York, Direct Pay Letter of Credit)               1.83%          7/30/2002         2,911,430
     7,000,000       Wells Fargo & Co.                                                                  1.79%           7/8/2002         6,996,885
                                                                                                                                       ___________
                                                                                                                                        14,907,315
                                                                                                                                       ___________

                     Banking - Foreign -  3.9%
     3,000,000       Stadshypotek Delaware (Guaranteed Svenska Handelsbank, Inc.)                       1.79%           8/7/2002         2,994,183
     2,000,000       Svenska Handelsbank, Inc.                                                          1.78%          7/31/2002         1,996,836
     2,000,000       Svenska Handelsbank, Inc.                                                          1.78%           8/5/2002         1,996,341
     2,000,000       UBS Finance (Delaware) Inc. (Guaranteed Union Bank of
                        Switzerland)                                                                    2.60%         12/27/2002         1,974,358
     5,000,000       UBS Finance (Delaware) Inc. (Guaranteed Union Bank of
                        Switzerland)                                                                    2.00%           7/1/2002         4,999,444
                                                                                                                                       ___________
                                                                                                                                        13,961,162
                                                                                                                                       ___________

                     Consumer Products - 0.5%
     1,695,000       Procter & Gamble Co.                                                               1.76%          7/23/2002         1,693,011
                                                                                                                                       ___________

                     Finance - Commercial - 3.9%
     7,000,000       General Electric Capital International Funding, Inc. (Guaranteed
                        General Electric Capital Corp.)                                                 1.88%          7/15/2002         6,994,182
     7,000,000       Wells Fargo Financial, Inc.                                                        1.75%           8/2/2002         6,988,431
                                                                                                                                       ___________
                                                                                                                                        13,982,613
                                                                                                                                       ___________

                     Finance - Consumer - 2.0%
     7,000,000       American Express Credit Corp.                                                      1.76%          7/18/2002         6,993,498
                                                                                                                                       ___________

                     Finance - Structured - 23.7%
     7,000,000       Corporate Asset Funding Co.                                                        1.82%           8/5/2002         6,986,978
     7,000,000       CXC, Inc.                                                                          1.87%          7/16/2002         6,993,852
     3,976,000       EagleFunding Capital Corp.                                                         1.83%          7/12/2002         3,973,373
     1,500,000       Edison Asset Securitization, L.L.C.                                                1.80%          7/16/2002         1,498,725
     7,000,000       Edison Asset Securitization, L.L.C.                                                1.85%          8/16/2002         6,982,827
     5,700,000       Falcon Asset Securitization Corp.                                                  1.84%           8/2/2002         5,690,095
     7,000,000       Govco, Inc.                                                                        1.78%          7/25/2002         6,991,001
     5,000,000       Govco, Inc.                                                                        1.88%           7/8/2002         4,997,663
     4,303,000       Kitty Hawk Funding Corp.                                                           1.79%           7/8/2002         4,301,074
     6,100,000       Preferred Receivables Funding                                                      1.79%          7/23/2002         6,092,721
     7,000,000       Sheffield Receivables Corp.                                                        1.79%          7/11/2002         6,995,823
     7,000,000       Sheffield Receivables Corp.                                                        1.81%          7/29/2002         6,989,500
     7,000,000       Starfish Global Funding, LLC                                                       1.82%          7/19/2002         6,992,922
     4,100,000       Triple-A One Funding Corp.                                                         1.79%          7/22/2002         4,095,311
     4,423,000       Tulip Funding Corp.                                                                1.84%          8/27/2002         4,409,735
                                                                                                                                       ___________
                                                                                                                                        83,991,600
                                                                                                                                       ___________

                     Food & Beverage - 3.2%
    10,500,000       Alcon Finance plc (Guaranteed Nestle Corp.)                                        2.00%           7/1/2002        10,498,833
     1,000,000       Nestle Capital Corp. (Guaranteed Nestle Corp.)                                     1.77%           7/1/2002           999,902
                                                                                                                                       ___________
                                                                                                                                        11,498,735
                                                                                                                                       ___________

                     Insurance - 9.8%
     2,426,000       American Family Financial Services (Guaranteed American Family
                        Mutual Insurance Co.)                                                           1.95%         10/11/2002         2,412,404
     2,500,000       American Family Financial Services (Guaranteed American Family
                        Mutual Insurance Co.)                                                           1.86%          9/20/2002         2,489,337
     7,000,000       Marsh & McLennan Co, Inc.                                                          1.77%          10/8/2002         6,965,436
     7,000,000       Swiss Re Financial Products                                                        2.06%          7/24/2002         6,990,035
    10,000,000       Transamerica Finance Corp. (Guaranteed Aegon N.V.)                                 1.99%           7/1/2002         9,998,894
     6,000,000       Transamerica Finance Corp. (Guaranteed Aegon N.V.)                                 1.93%           8/9/2002         5,986,880
                                                                                                                                       ___________
                                                                                                                                        34,842,986
                                                                                                                                       ___________

                     Oil & Gas - 8.5%
     3,500,000       Chevron Transport Corp. (Guaranteed Chevron Corp.)                                 1.79%          7/17/2002         3,496,885
     5,000,000       Chevron Transport Corp. (Guaranteed Chevron Corp.)                                 1.76%          8/19/2002         4,987,604
     7,000,000       Chevron UK Investments, plc (Guaranteed Chevron Corp.)                             1.78%           7/9/2002         6,996,558
     7,000,000       Shell Finance (Netherlands) plc                                                    1.89%          9/20/2002         6,969,659
     4,000,000       Shell Finance (UK) plc                                                             1.85%          10/2/2002         3,980,578
     3,800,000       Total Fina SA (USD)                                                                1.76%          8/22/2002         3,789,968
                                                                                                                                       ___________
                                                                                                                                        30,221,252
                                                                                                                                       ___________

                     Services - 2.1%
     5,500,000       Leland H. Stanford Junior University                                               1.81%           9/4/2002         5,481,575
     1,984,000       Northwestern University                                                            1.82%          8/27/2002         1,978,115
                                                                                                                                       ___________
                                                                                                                                         7,459,690
                                                                                                                                       ___________

                     Sovereign Governments - 1.0%
     3,500,000       Canadian Wheat Board                                                               2.05%          9/30/2002         3,481,645
                                                                                                                                       ___________

                     Telecommunications - Wireline - 2.5%
     1,750,000       SBC International, Inc.                                                            2.01%         11/20/2002         1,736,070
     7,000,000       Verizon Network Funding                                                            1.78%          7/23/2002         6,991,693
                                                                                                                                       ___________
                                                                                                                                         8,727,763
                                                                                                                                       ___________
                     Total Commercial Paper                                                                                            231,761,270
                                                                                                                                       ___________

                     MEDIUM TERM NOTES - 1.7% (a)
                     Finance - Commercial
     3,500,000       General Electric Capital Corp.                                                     2.04%          10/1/2002         3,541,546
     2,300,000       General Electric Capital Corp.                                                     2.48%          10/1/2002         2,324,590
                                                                                                                                       ___________
                     Total Medium Term Notes                                                                                             5,866,136
                                                                                                                                       ___________

                     U.S. GOVERNMENT AGENCY - 12.5% (a)
    12,500,000       Federal Home Loan Bank                                                             1.78%          7/24/2002        12,484,809
     7,000,000       Federal Home Loan Mortgage Corp.                                                   2.06%         11/29/2002         6,940,500
     7,000,000       Federal Home Loan Mortgage Corp.                                                   2.42%          11/7/2002         6,939,886
     4,000,000       Federal National Mortgage Association                                              1.79%          7/31/2002         3,993,742
     7,000,000       Federal National Mortgage Association                                              2.12%           7/5/2002         7,002,092
     7,000,000       Private Export Funding Corp. (Guaranteed Export-Import Bank
                        of U.S.)                                                                        1.95%          12/5/2002         6,940,331
                                                                                                                                       ___________
                     Total U.S. Government Agency                                                                                       44,301,360
                                                                                                                                       ___________

                     VARIABLE RATE NOTES - 5.2% (a,b)
                     Finance - Automotive - 1.7%
     6,000,000       American Honda Finance Corp. (Guaranteed American Honda Motor)                     1.98%          7/16/2002         5,999,986
                                                                                                                                       ___________

                     U.S. Government Agency - 2.8%
    10,000,000       Federal Home Loan Bank                                                             1.72%          1/17/2003         9,998,230
                                                                                                                                       ___________

                     U.S. Municipal - 0.7%
     2,300,000       Illinois Student Assistance Commission (Bank of America,
                        Illinois, Direct Pay Letter of Credit)                                          1.91%           3/1/2016         2,300,000
                                                                                                                                       ___________
                     Total Variable Rate Notes                                                                                          18,298,216
                                                                                                                                       ___________

                     Total Portfolio of Investments (at amortized cost)                                                           $    354,024,389 (c)
                                                                                                                                       ___________
                                                                                                                                       ___________

Notes to Portfolio of Investments:
__________________________________
(a)   The categories of investments are shown as a percentage of total investments of the Money Market Portfolio.

(b)   Denotes variable rate obligations for which the current yield and the next scheduled interest reset date are shown.

(c)   Also represents cost for federal income tax purposes.

                                        See accompanying notes to portfolio of investments.

                              The accompanying notes are an integral part of the financial statements.

LB Series Fund, Inc.
Opportunity Growth Portfolio
Financial Statements

Statement of Assets and Liabilities
June 30, 2002
(unaudited)

ASSETS:
  Investments in securities, at value
     (cost, $281,513,014)                             $     265,698,226
  Cash                                                            9,869
  Receivable for investment securities sold                   3,832,996
  Dividends receivable                                           17,643
                                                          _____________
        Total assets                                        269,558,734
                                                          _____________

LIABILITIES:
  Payable for investment securities purchased                   412,590
                                                          _____________
        Total liabilities                                       412,590
                                                          _____________
NET ASSETS                                            $     269,146,144
                                                          _____________
                                                          _____________

NET ASSETS CONSIST OF:
  Paid-in capital (32,281,790 shares of capital
     stock outstanding)                               $     397,393,603
  Accumulated net investment loss                              (177,065)
  Accumulated net realized loss from sale of
     investments                                           (112,255,606)
  Unrealized net depreciation of investments                (15,814,788)
                                                          _____________
NET ASSETS                                            $     269,146,144
                                                          _____________
                                                          _____________

Net asset value and public offering price per share
  ($269,146,144 divided by 32,281,790 shares of
  capital stock outstanding)                                    $  8.34
                                                                 ______
                                                                 ______

Statement of Operations
Six Months Ended June 30, 2002
(unaudited)

INVESTMENT INCOME:
Income-
  Dividend income                                               $      247,189
  Interest income                                                      210,438
                                                                   ___________
        Total income                                                   457,627
                                                                   ___________

Expenses-
  Investment advisory fee                                              634,692
  Custody fees                                                          65,537
  Audit fees                                                             4,160
  Printing and postage expenses                                         19,595
  Legal fees                                                             1,923
  Directors fees                                                         1,778
  Miscellaneous expenses                                                 3,818
                                                                   ___________
        Total expenses before reimbursement                            731,503
             Expense reimbursement                                     (96,135)
             Fees paid indirectly                                         (676)
                                                                   ___________
        Net expenses                                                   634,692
                                                                   ___________
        Net investment loss                                           (177,065)
                                                                   ___________

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Net realized loss on investment transactions                       (30,856,010)
Net change in unrealized depreciation of investments               (31,355,591)
                                                                   ___________
        Net loss on investments                                    (62,211,601)
                                                                   ___________
        Net change in net assets resulting
           from operations                                      $  (62,388,666)
                                                                   ___________
                                                                   ___________

                                 Statement of Changes in Net Assets

                                                                           Six Months
                                                                              Ended
                                                                            6/30/2002         Year Ended
                                                                           (unaudited)        12/31/2001
                                                                          _____________      _____________
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS-
Net investment income (loss)                                           $       (177,065)    $      713,639
Net realized loss on investments                                            (30,856,010)       (80,457,418)
Net change in unrealized appreciation or depreciation of
  investments                                                               (31,355,591)        (3,599,750)
                                                                          _____________      _____________
     Net change in net assets resulting from operations                     (62,388,666)       (83,343,529)
                                                                          _____________      _____________

DISTRIBUTIONS PAID TO SHAREHOLDERS-
Net investment income                                                          (713,639)        (1,231,094)
Net realized gain on investments                                                      -        (22,755,810)
                                                                          _____________      _____________
     Total distributions                                                       (713,639)       (23,986,904)
                                                                          _____________      _____________

CAPITAL STOCK TRANSACTIONS-
Proceeds from sale of shares                                                  2,730,359         18,235,663
Reinvested dividend distributions                                               713,639         23,986,904
Cost of shares redeemed                                                     (32,322,611)       (31,191,102)
                                                                          _____________      _____________
     Net change in net assets resulting from capital stock
        transactions                                                        (28,878,613)        11,031,465
                                                                          _____________      _____________
     Net change in net assets                                               (91,980,918)       (96,298,968)

NET ASSETS:
Beginning of period                                                         361,127,062        457,426,030
                                                                          _____________      _____________
End of period (including undistributed net investment
  income of $0 and $713,639, respectively)                             $    269,146,144     $  361,127,062
                                                                          _____________      _____________
                                                                          _____________      _____________

The accompanying notes are an integral part of the financial statements.

LB Series Fund, Inc.
FTI Small Cap Growth Portfolio
Financial Statements

Statement of Assets and Liabilities
June 30, 2002
(unaudited)

ASSETS:
  Investments in securities, at value
     (cost, $25,523,794)                              $      22,801,987
  Cash                                                              790
  Dividend and interest receivable                                  340
                                                          _____________
        Total assets                                         22,803,117
                                                          _____________
NET ASSETS                                            $      22,803,117
                                                          _____________
                                                          _____________

NET ASSETS CONSIST OF:
  Paid-in capital (2,484,416 shares of capital stock
     outstanding)                                     $      25,608,901
  Accumulated net investment loss                               (40,552)
  Accumulated net realized loss from sale
     of investments                                             (43,425)
  Unrealized net depreciation of investments                 (2,721,807)
                                                          _____________
NET ASSETS                                            $      22,803,117
                                                          _____________
                                                          _____________

Net asset value and public offering price per share
  ($22,803,117 divided by 2,484,416 shares of
  capital stock outstanding)                                    $ 9.18
                                                                ______
                                                                ______

Statement of Operations
Six Months Ended June 30, 2002
(unaudited)

INVESTMENT INCOME:
Income-
  Dividend income                                               $       14,589
  Interest income                                                       27,075
                                                                   ___________
        Total income                                                    41,664
                                                                   ___________
Expenses-
  Investment advisory fee                                               82,216
  Custody fees                                                           4,640
  Audit fees                                                             4,034
  Printing and postage expenses                                          1,258
  Legal fees                                                                60
  Directors fees                                                           778
  Miscellaneous expenses                                                   228
                                                                   ___________
        Total expenses before reimbursement                             93,214
            Expense reimbursement                                      (10,998)
                                                                   ___________
        Net expenses                                                    82,216
                                                                   ___________
        Net investment loss                                            (40,552)
                                                                   ___________

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
Net realized loss on investment transactions                           (43,425)
Net change in unrealized depreciation of investments                (3,000,349)
                                                                   ___________
        Net loss on investments                                     (3,043,774)
                                                                   ___________
        Net change in net assets resulting from
           operations                                           $   (3,084,326)
                                                                   ___________
                                                                   ___________

                                  Statement of Changes in Net Assets

                                                                           Six Months       For the period from
                                                                              Ended          November 30, 2001
                                                                            6/30/2002       (effective date) to
                                                                           (unaudited)       December 31, 2001
                                                                           ____________________________________
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS-
Net investment loss                                                    $        (40,552)    $       (3,309)
Net realized gain (loss) on investments                                         (43,425)                 -
Net change in unrealized appreciation or depreciation
  of investments                                                             (3,000,349)           278,542
                                                                          _____________      _____________
     Net change in net assets resulting from operations                      (3,084,326)           275,233
                                                                          _____________      _____________

CAPITAL STOCK TRANSACTIONS-
Proceeds from sale of shares                                                 20,298,094          5,419,010
Cost of shares redeemed                                                        (104,894)                 -
                                                                          _____________      _____________
     Net increase in net assets resulting from capital
        stock transactions                                                   20,193,200          5,419,010
                                                                          _____________      _____________
     Net increase in net assets                                              17,108,874          5,694,243

NET ASSETS:
Beginning of period                                                           5,694,243                  -
                                                                          _____________      _____________
End of period                                                          $     22,803,117     $    5,694,243
                                                                          _____________      _____________
                                                                          _____________      _____________

The accompanying notes are an integral part of the financial statements.

LB Series Fund, Inc.
MFS Mid Cap Growth Portfolio
Financial Statements

Statement of Assets and Liabilities
June 30, 2002
(unaudited)

ASSETS:
  Investments in securities, at value
     (cost, $24,594,213)                              $      19,537,441
  Cash                                                               88
  Receivable for investment securities sold                     544,509
  Dividend and interest receivable                                3,490
                                                          _____________
        Total assets                                         20,085,528
                                                          _____________

LIABILITIES:
  Payable for investment securities purchased                 2,231,450
                                                          _____________
        Total liabilities                                     2,231,450
                                                          _____________
NET ASSETS                                            $      17,854,078
                                                          _____________
                                                          _____________

NET ASSETS CONSIST OF:
  Paid-in capital (2,627,378 shares of capital
     stock outstanding)                               $      24,979,747
  Accumulated net investment loss                               (29,255)
  Accumulated net realized loss from sale
     of investments and foreign currency
     transactions                                            (2,039,642)
  Unrealized net depreciation of investments
     and on translation of assets and liabilities
     in foreign currencies                                   (5,056,772)
                                                          _____________
NET ASSETS                                            $      17,854,078
                                                          _____________
                                                          _____________

Net asset value and public offering price per
  share ($17,854,078 divided by 2,627,378
  shares of capital stock outstanding)                          $ 6.80
                                                                 ______
                                                                 ______

Statement of Operations
Six Months Ended June 30, 2002
(unaudited)

INVESTMENT INCOME:
Income-
  Dividend income                                               $       14,558
  Interest income                                                       20,884
                                                                   ___________
        Total income                                                    35,442
                                                                   ___________
Expenses-
  Investment advisory fee                                               67,071
  Custody fees                                                           4,567
  Audit fees                                                             4,034
  Printing and postage expenses                                          1,086
  Legal fees                                                                59
  Directors fees                                                           778
  Miscellaneous expenses                                                   207
                                                                   ___________
        Total expenses before reimbursement                             77,802
           Expense reimbursement                                       (10,731)
                                                                   ___________
        Net expenses                                                    67,071
                                                                   ___________
        Net investment loss                                            (31,629)
                                                                   ___________

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY:
Net realized loss on investment transactions                        (2,036,586)
Net change in unrealized depreciation of investments                (5,331,525)
                                                                   ___________
        Net loss on investments                                     (7,368,111)
                                                                   ___________
        Net change in net assets resulting from
           operations                                           $   (7,399,740)
                                                                   ___________
                                                                   ___________

                                     Statement of Changes in Net Assets

                                                                           Six Months        For the period from
                                                                              Ended           November 30, 2001
                                                                            6/30/2002        (effective date) to
                                                                           (unaudited)        December 31, 2001
                                                                            _________          ________________
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS-
Net investment loss                                                    $        (31,629)    $       (2,374)
Net realized gain (loss) on investments and foreign
  currency transactions                                                      (2,036,586)            25,033
Net change in unrealized appreciation or depreciation
  of investments and on translation of assets and
  liabilities in foreign currencies                                          (5,331,525)           274,753
                                                                          _____________      _____________
     Net change in net assets resulting from operations                      (7,399,740)           297,412
                                                                          _____________      _____________

DISTRIBUTIONS PAID TO SHAREHOLDERS-
Net investment income
Net realized gain on investments                                                (25,715)                 -
                                                                          _____________      _____________

CAPITAL STOCK TRANSACTIONS-
Proceeds from sale of shares                                                 19,486,388          5,755,766
Reinvested dividend distributions                                                25,715                  -
Cost of shares redeemed                                                        (285,748)                 -
                                                                          _____________      _____________
     Net increase in net assets resulting from capital
        stock transactions                                                   19,226,355          5,755,766
                                                                          _____________      _____________
     Net increase in net assets                                              11,800,900          5,755,766

NET ASSETS:
Beginning of period                                                           6,053,178                  -
                                                                          _____________      _____________
End of period                                                          $     17,854,078     $    6,053,178
                                                                          _____________      _____________
                                                                          _____________      _____________

The accompanying notes are an integral part of the financial statements.

LB Series Fund, Inc.
Mid Cap Growth Portfolio
Financial Statements

Statement of Assets and Liabilities
June 30, 2002
(unaudited)

ASSETS:
  Investments in securities, at value
     (cost, $486,442,454)                             $     440,842,096
  Cash  .                                                       400,127
  Receivable for investment securities sold                   3,855,054
  Dividend and interest receivable                               62,660
                                                          _____________
        Total assets                                        445,159,937
                                                          _____________

LIABILITIES:
  Payable for investment securities purchased                   391,761
                                                          _____________
        Total liabilities                                       391,761
                                                          _____________
NET ASSETS                                            $     444,768,176
                                                          _____________
                                                          _____________

NET ASSETS CONSIST OF:
  Paid-in capital (40,650,549 shares of capital stock
     outstanding)                                     $     603,141,238
  Accumulated net investment loss                              (166,615)
  Accumulated net realized loss from sale of
     investments                                           (112,606,089)
  Unrealized net depreciation of investments                (45,600,358)
                                                          _____________
NET ASSETS                                            $     444,768,176
                                                          _____________
                                                          _____________

Net asset value and public offering price per share
  ($444,768,176 divided by 40,650,549 shares of
  capital stock outstanding)                                    $10.94
                                                                 ______
                                                                 ______

Statement of Operations
Six Months Ended June 30, 2002
(unaudited)

INVESTMENT INCOME:
Income-
  Dividend income                                               $      577,546
  Interest income                                                      260,604
                                                                   ___________
        Total income                                                   838,150
                                                                   ___________
Expenses-
  Investment advisory fee                                            1,004,765
  Custody fees                                                          66,179
  Audit fees                                                             5,707
  Printing and postage expenses                                         20,001
  Legal fees                                                             2,942
  Directors fees                                                         3,278
  Miscellaneous expenses                                                 6,087
                                                                   ___________
        Total expenses before reimbursement                          1,108,959
            Expense reimbursement                                     (104,080)
            Fees paid indirectly                                          (114)
                                                                   ___________
        Net expenses                                                 1,004,765
                                                                   ___________
        Net investment loss                                           (166,615)
                                                                   ___________

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Net realized loss on investment transactions                       (38,748,040)
Net change in unrealized depreciation of investments               (47,164,146)
                                                                   ___________
        Net loss on investments                                    (85,912,186)
                                                                   ___________
        Net change in net assets resulting from
           operations                                           $  (86,078,801)
                                                                   ___________
                                                                   ___________

                             Statement of Changes in Net Assets

                                                                           Six Months
                                                                              Ended
                                                                            6/30/2002         Year Ended
                                                                           (unaudited)        12/31/2001
                                                                          _____________      _____________
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS-
Net investment income (loss)                                           $       (166,615)    $      644,695
Net realized loss on investments                                            (38,748,040)       (73,415,727)
Net change in unrealized appreciation or depreciation
  of investments                                                            (47,164,146)       (48,776,652)
                                                                          _____________      _____________
     Net change in net assets resulting from operations                     (86,078,801)      (121,547,684)
                                                                          _____________      _____________

DISTRIBUTIONS PAID TO SHAREHOLDERS-
Net investment income                                                          (644,695)        (2,294,010)
Net realized gain on investments                                                      -        (38,559,252)
                                                                          _____________      _____________
     Total distributions                                                       (644,695)       (40,853,262)
                                                                          _____________      _____________

CAPITAL STOCK TRANSACTIONS-
Proceeds from sale of shares                                                 16,297,920         93,131,048
Reinvested dividend distributions                                               644,695         40,853,262
Cost of shares redeemed                                                     (23,380,323)       (22,263,267)
                                                                          _____________      _____________
     Net change in net assets resulting from capital
        stock transactions                                                   (6,437,708)       111,721,043
                                                                          _____________      _____________
     Net change in net assets                                               (93,161,204)       (50,679,903)

NET ASSETS:
Beginning of period                                                         537,929,380        588,609,283
                                                                          _____________      _____________
End of period (including undistributed net investment
  income of $0 and $644,695, respectively)                             $    444,768,176     $  537,929,380
                                                                          _____________      _____________
                                                                          _____________      _____________

The accompanying notes are an integral part of the financial statements.

LB Series Fund, Inc.
World Growth Portfolio
Financial Statements

Statement of Assets and Liabilities
June 30, 2002
(unaudited)

ASSETS:
  Investments in securities, at value
     (cost, $476,712,584)                             $     402,568,064
  Cash (including foreign currency holdings
     of $11,112,974)                                         11,112,974
  Receivable for investment securities sold                     221,571
  Dividend and interest receivable                            1,037,290
                                                          _____________
        Total assets                                        414,939,909
                                                          _____________

LIABILITIES:
  Payable for investment securities purchased                 3,636,466
  Unrealized depreciation of foreign currency
     contracts held                                                 279
                                                          _____________
        Total liabilities                                     3,636,745
                                                          _____________
NET ASSETS                                            $     411,303,154
                                                          _____________
                                                          _____________

NET ASSETS CONSIST OF:
  Paid-in capital (42,688,519 Shares of capital stock
     outstanding)                                     $     520,016,622
  Undistributed net investment income                         1,623,845
  Accumulated net realized loss from sale of
     investments and foreign currency
     transactions                                           (36,224,193)
  Unrealized net depreciation of investments
     and on Translation of assets and liabilities
     in foreign currencies                                  (74,113,120)
                                                          _____________
NET ASSETS                                            $     411,303,154
                                                          _____________
                                                          _____________

Net asset value and public offering price
  per share ($411,303,154 divided by 42,688,519
  shares of capital stock outstanding)                          $ 9.63
                                                                 ______
                                                                 ______

Statement of Operations
Six Months Ended June 30, 2002
(unaudited)

INVESTMENT INCOME:
Income-
  Dividend income (net of foreign taxes of
     $611,157)                                                  $    5,049,045
  Interest income                                                      100,901
                                                                   ___________
        Total income                                                 5,149,946
                                                                   ___________
Expenses-
  Investment advisory fee                                            1,787,689
  Custody fees                                                         147,550
  Audit fees                                                             5,217
  Printing and postage expenses                                         21,053
  Legal fees                                                             2,422
  Directors fees                                                         3,278
  Miscellaneous expenses                                                 5,142
                                                                   ___________
        Total expenses before reimbursement                          1,972,351
            Expense reimbursement                                     (184,438)
            Fees paid indirectly                                          (224)
                                                                   ___________
        Net expenses                                                 1,787,689
                                                                   ___________
        Net investment income                                        3,362,257
                                                                   ___________
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY:
Net realized loss on investment transactions                       (20,224,895)
Net realized gain on foreign currency transactions                     863,166
                                                                   ___________
Net realized loss on investments and foreign
  currency transactions                                            (19,361,729)
                                                                   ___________
Net change in unrealized depreciation of investments                 1,163,013
Net change in unrealized depreciation on translation
  of assets and liabilities in foreign currencies                       85,178
                                                                   ___________
Net change in unrealized appreciation of investments
  and on translation of assets and liabilities in
  foreign currencies                                                 1,248,191
                                                                   ___________
        Net loss on investments and foreign currency               (18,113,538)
                                                                   ___________
        Net change in net assets resulting from
           operations                                           $  (14,751,281)
                                                                   ___________
                                                                   ___________

                           Statement of Changes in Net Assets

                                                                           Six Months
                                                                              Ended
                                                                            6/30/2002         Year Ended
                                                                           (unaudited)        12/31/2001
                                                                          _____________     _____________
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS-
Net investment income                                                  $      3,362,257     $    3,210,903
Net realized loss on investments and foreign currency
  transactions                                                              (19,361,729)       (18,174,932)
Net change in unrealized appreciation or depreciation
  of investments and on translation of assets and liabilities
  in foreign currencies                                                       1,248,191       (104,071,667)
                                                                          _____________      _____________
     Net change in net assets resulting from operations                     (14,751,281)      (119,035,696)
                                                                          _____________      _____________

DISTRIBUTIONS PAID TO SHAREHOLDERS-
Net investment income                                                        (1,948,069)        (1,846,137)
Net realized gain on investments                                                      -        (41,324,202)
                                                                          _____________      _____________
     Total distributions                                                     (1,948,069)       (43,170,339)
                                                                          _____________      _____________

CAPITAL STOCK TRANSACTIONS-
Proceeds from sale of shares                                                  7,022,367         33,456,512
Reinvested dividend distributions                                             1,948,069         43,170,339
Cost of shares redeemed                                                     (20,997,694)       (35,728,495)
                                                                          _____________      _____________
     Net change in net assets resulting from capital
        stock transactions                                                  (12,027,258)        40,898,356
                                                                          _____________      _____________
     Net change in net assets                                               (28,726,608)      (121,307,679)

NET ASSETS:
Beginning of period                                                         440,029,762        561,337,441
                                                                          _____________      _____________
End of period (including undistributed net investment
  income of $1,623,844 and $1,710,280, respectively)                   $    411,303,154     $  440,029,762
                                                                          _____________      _____________
                                                                          _____________      _____________

The accompanying notes are an integral part of the financial statements.

LB Series Fund, Inc.
FI All Cap Portfolio
Financial Statements

Statement of Assets and Liabilities
June 30, 2002
(unaudited)

ASSETS:
  Investments in securities, at value
     (cost, $46,384,656)                              $      39,151,335
  Cash                                                              452
  Receivable for investment securities sold                     346,998
  Dividend and interest receivable                               17,069
                                                          _____________
        Total assets                                         39,515,854
                                                          _____________

LIABILITIES:
  Payable for investment securities purchased                   358,926
                                                          _____________
        Total liabilities                                       358,926
                                                          _____________
NET ASSETS                                            $      39,156,928
                                                          _____________
                                                          _____________

NET ASSETS CONSIST OF:
  Paid-in capital (4,975,742 shares of capital stock
     outstanding)                                     $      48,296,696
  Accumulated net investment loss                               (58,705)
  Accumulated net realized loss from sale
     of investments                                          (1,847,742)
  Unrealized net depreciation of investments                 (7,233,321)
                                                          _____________
NET ASSETS                                            $      39,156,928
                                                          _____________
                                                          _____________

Net asset value and public offering price per share
  ($39,156,928 divided by 4,975,742 shares of
  capital stock outstanding)                                    $ 7.87
                                                                 ______
                                                                 ______

Statement of Operations
Six Months Ended June 30, 2002
(unaudited)

INVESTMENT INCOME:
Income-
  Dividend income                                               $       62,017
  Interest income                                                       14,453
                                                                   ___________
        Total income                                                    76,470
                                                                   ___________
Expenses-
  Investment advisory fee                                              135,175
  Custody fees                                                           6,216
  Audit fees                                                             4,034
  Printing and postage expenses                                          1,670
  Legal fees                                                                96
  Directors fees                                                           778
  Miscellaneous expenses                                                   402
                                                                   ___________
        Total expenses before reimbursement                            148,371
           Expense reimbursement                                       (13,196)
                                                                   ___________
        Net expenses                                                   135,175
                                                                   ___________
        Net investment loss                                            (58,705)
                                                                   ___________

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Net realized loss on investment transactions                        (1,836,400)
Net change in unrealized depreciation of investments                (7,356,252)
                                                                   ___________
        Net loss on investments                                     (9,192,652)
                                                                   ___________
        Net change in net assets resulting from
           operations                                           $   (9,251,357)
                                                                   ___________
                                                                   ___________

                                      Statement of Changes in Net Assets

                                                                           Six Months        For the period from
                                                                              Ended           November 30, 2001
                                                                            6/30/2002        (effective date) to
                                                                           (unaudited)        December 31, 2001
                                                                            ___________        _______________
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS-
Net investment loss                                                    $        (58,705)    $       (1,629)
Net realized gain (loss) on investments                                      (1,836,400)            26,996
Net change in unrealized appreciation or depreciation
  of investments                                                             (7,356,252)           122,931
                                                                          _____________      _____________
     Net change in net assets resulting from operations                      (9,251,357)           148,298
                                                                          _____________      _____________

DISTRIBUTIONS PAID TO SHAREHOLDERS-
Net realized gain on investments                                                (36,709)                 -
                                                                          _____________      _____________

CAPITAL STOCK TRANSACTIONS-
Proceeds from sale of shares                                                 42,036,390          6,236,255
Reinvested dividend distributions                                                36,709                  -
Cost of shares redeemed                                                         (12,658)                 -
                                                                          _____________      _____________
     Net increase in net assets resulting from capital
        stock transactions                                                   42,060,441          6,236,255
                                                                          _____________      _____________
     Net increase in net assets                                              32,772,375          6,384,553

NET ASSETS:
Beginning of period                                                           6,384,553                  -
                                                                          _____________      _____________
End of period                                                          $     39,156,928     $    6,384,553
                                                                          _____________      _____________
                                                                          _____________      _____________

The accompanying notes are an integral part of the financial statements.

LB Series Fund, Inc.
Growth Portfolio
Financial Statements

Statement of Assets and Liabilities
June 30, 2002
(unaudited)

ASSETS:
  Investments in securities, at value
     (cost, $3,285,156,045)                           $   2,620,211,880
  Cash                                                           96,323
  Receivable for investment securities sold                  30,104,552
  Dividend and interest receivable                            1,474,493
                                                          _____________
        Total assets                                      2,651,887,248
                                                          _____________

LIABILITIES:
  Open options written, at value (premium
     received $40,499)                                           40,000
  Payable for investment securities purchased                27,434,470
                                                          _____________
        Total liabilities                                    27,474,470
                                                          _____________
NET ASSETS                                            $   2,624,412,778
                                                          _____________
                                                          _____________

NET ASSETS CONSIST OF:
  Paid-in capital (218,891,816 shares of capital
     stock outstanding)                               $   4,200,353,886
  Undistributed net investment income                         6,319,817
  Accumulated net realized loss from sale of
     investments                                           (917,317,259)
  Unrealized net depreciation of investments               (664,943,666)
                                                          _____________
NET ASSETS                                            $   2,624,412,778
                                                          _____________
                                                          _____________

Net asset value and public offering price per
  share ($2,624,412,778 divided by 218,891,816
  shares of capital stock interest outstanding)       $         11.99
                                                               ______
                                                               ______

Statement of Operations
Six Months Ended June 30, 2002
(unaudited)

INVESTMENT INCOME:
Income-
  Dividend income                                               $   12,051,447
  Interest income                                                      753,256
                                                                  ____________
        Total income                                                12,804,703
                                                                  ____________
Expenses-
  Investment advisory fee                                            6,403,238
  Custody fees                                                         206,277
  Audit fees                                                            41,642
  Printing and postage expenses                                         44,623
  Legal fees                                                            19,516
  Directors fees                                                         3,778
  Miscellaneous expenses                                                38,067
                                                                  ____________
        Total expenses before reimbursement                          6,757,141
           Expense reimbursement                                      (351,967)
           Fees paid indirectly                                         (1,936)
                                                                  ____________
        Net expenses                                                 6,403,238
                                                                  ____________
        Net investment income                                        6,401,465
                                                                  ____________

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Net realized loss on investment transactions                      (348,130,741)
Net realized gain on closed or expired option
  contracts written                                                  1,152,813
                                                                  ____________
Net realized loss on investments                                  (346,977,928)
Net change in unrealized depreciation of investments              (386,169,274)
                                                                  ____________
        Net loss on investments                                   (733,147,202)
                                                                  ____________
        Net change in net assets resulting from
           operations                                           $ (726,745,737)
                                                                  ____________
                                                                  ____________

                      Statement of Changes in Net Assets
                                                                           Six Months
                                                                              Ended
                                                                            6/30/2002         Year Ended
                                                                           (unaudited)        12/31/2001
                                                                          _____________     _____________
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS-
Net investment income                                                  $      6,401,465     $   16,794,556
Net realized loss on investments                                           (346,977,928)      (510,404,497)
Net change in unrealized appreciation or depreciation
  of investments                                                           (386,169,274)      (400,290,188)
                                                                          _____________      _____________
     Net change in net assets resulting from operations                    (726,745,737)      (893,900,129)
                                                                          _____________      _____________

DISTRIBUTIONS TO SHAREHOLDERS-
Net investment income                                                       (16,584,638)        (8,963,088)
Net realized gain on investments                                                      -       (909,201,391)
                                                                          _____________      _____________
     Total distributions                                                    (16,584,638)      (918,164,479)
                                                                          _____________      _____________

CAPITAL STOCK TRANSACTIONS-
Proceeds from sale of shares                                                  9,389,476         96,485,616
Reinvested dividend distributions                                            16,584,638        918,164,480
Cost of shares redeemed                                                    (265,945,268)      (290,524,885)
                                                                          _____________      _____________
     Net change in net assets resulting from capital
        stock transactions                                                 (239,971,154)       724,125,211
                                                                          _____________      _____________
     Net change in net assets                                              (983,301,529)    (1,087,939,397)

NET ASSETS:
Beginning of period                                                       3,607,714,307      4,695,653,704
                                                                          _____________      _____________
End of period (including undistributed net investment
  income of $6,319,817 and $16,502,990, respectively)                  $  2,624,412,778     $3,607,714,307
                                                                          _____________      _____________
                                                                          _____________      _____________

The accompanying notes are an integral part of the financial statements.

LB Series Fund, Inc.
MFS Investors Growth Portfolio
Financial Statements

Statement of Assets and Liabilities
June 30, 2002
(unaudited)

ASSETS:
  Investments in securities, at value
     (cost, $26,041,345)                              $      23,916,166
  Cash (including foreign currency holdings of
     $2,046)                                                      2,402
  Receivable for investment securities sold                     770,701
  Dividend and interest receivable                               12,586
  Unrealized appreciation of foreign currency
     contracts held                                                  18
                                                          _____________
        Total assets                                         24,701,873
                                                          _____________

LIABILITIES:
  Payable for investment securities purchased                   843,727
                                                          _____________
NET ASSETS                                            $      23,858,146
                                                          _____________
                                                          _____________

NET ASSETS CONSIST OF:
  Paid-in capital (2,852,021 shares of capital
     stock outstanding)                               $      27,523,743
  Undistributed net investment income                             8,939
  Accumulated net realized loss from sale of
     investments and foreign currency
     transactions                                            (1,549,363)
  Unrealized net depreciation of investments
     and on translation of assets and liabilities
     in foreign currencies                                   (2,125,173)
                                                          _____________
NET ASSETS                                            $      23,858,146
                                                          _____________
                                                          _____________

Net asset value and public offering price
  per share ($23,858,146 divided by 2,852,021
  shares of capital stock outstanding)                          $ 8.37
                                                                ______
                                                                ______

Statement of Operations
Six Months Ended June 30, 2002
(unaudited)

INVESTMENT INCOME:
Income-
  Dividend income (net of foreign taxes of $454)                $       57,554
  Interest income                                                       18,658
                                                                   ___________
        Total income                                                    76,212
                                                                   ___________
Expenses-
  Investment advisory fee                                               67,251
  Custody fees                                                           4,694
  Audit fees                                                             4,034
  Printing and postage expenses                                          1,024
  Legal fees                                                                61
  Directors fees                                                           778
  Miscellaneous expenses                                                   232
                                                                   ___________
        Total expenses before reimbursement                             78,074
            Expense reimbursement                                      (10,823)
                                                                   ___________
        Net expenses                                                    67,251
                                                                   ___________
        Net investment income                                            8,961
                                                                   ___________

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY:
Net realized loss on investment transactions                        (1,534,285)
Net realized loss on foreign currency transactions                        (116)
                                                                   ___________
Net realized loss on investments and foreign
  currency transactions                                             (1,534,401)
                                                                   ___________
Net change in unrealized depreciation of
  investments                                                       (2,178,212)
Net change in unrealized depreciation on
  translation of assets and liabilities in foreign
  currencies                                                                 6
                                                                   ___________
Net change in unrealized depreciation of
  investments and on translation of assets and
  liabilities in foreign currencies                                 (2,178,206)
                                                                   ___________
        Net loss on investments and foreign currency                (3,712,607)
                                                                   ___________
        Net change in net assets resulting from
           operations                                           $   (3,703,646)
                                                                   ___________
                                                                   ___________

                               Statement of Changes in Net Assets
                                                                           Six Months        For the period from
                                                                              Ended           November 30, 2001
                                                                            6/30/2002        (effective date) to
                                                                           (unaudited)        December 31, 2001
                                                                           ___________        _________________
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS-
Net investment income                                                  $          8,961     $          216
Net realized loss on investments and foreign currency
  transactions                                                               (1,534,401)           (15,006)
Net change in unrealized appreciation or depreciation
  of investments And on translation of assets and
  liabilities in foreign currencies                                          (2,178,206)            53,034
                                                                          _____________      _____________
     Net change in net assets resulting from operations                      (3,703,646)            38,244
                                                                          _____________      _____________

DISTRIBUTIONS PAID TO SHAREHOLDERS-
Net investment income                                                              (195)
                                                                          _____________      _____________

CAPITAL STOCK TRANSACTIONS-
Proceeds from sale of shares                                                 21,682,565          5,883,210
Reinvested dividend distributions                                                   195                  -
Cost of shares redeemed                                                         (42,227)                 -
                                                                          _____________      _____________
     Net increase in net assets resulting from capital
        stock transactions..                                                 21,640,533          5,883,210
                                                                          _____________      _____________
     Net increase in net assets                                              17,936,692          5,921,454

NET ASSETS:
Beginning of period                                                           5,921,454                  -
                                                                          _____________      _____________
End of period (including undistributed net investment
  income of $8,940 and $195, respectively)                             $     23,858,146     $    5,921,454
                                                                          _____________      _____________
                                                                          _____________      _____________

The accompanying notes are an integral part of the financial statements.

LB Series Fund, Inc.
TRP Growth Stock Portfolio
Financial Statements

Statement of Assets and Liabilities
June 30, 2002
(unaudited)

ASSETS:
  Investments in securities, at value
     (cost, $38,419,952)                              $      33,973,638
  Cash                                                               32
  Receivable for investment securities sold                      23,117
  Dividend and interest receivable                               28,348
                                                          _____________
        Total assets                                         34,025,135
                                                          _____________

LIABILITIES:
  Payable for investment securities purchased                   300,165
  Unrealized depreciation of foreign currency
     contracts held                                                 107
                                                          _____________
        Total liabilities                                       300,272
                                                          _____________
NET ASSETS                                            $      33,724,863
                                                          _____________
                                                          _____________

NET ASSETS CONSIST OF:
  Paid-in capital (3,974,950 shares of capital stock
     outstanding)                                     $      38,642,616
  Undistributed net investment income                            31,594
  Accumulated net realized loss from sale of
     investments and foreign currency transactions             (503,033)
  Unrealized net depreciation of investments and
     on translation of assets and liabilities in
     foreign currencies                                      (4,446,314)
                                                          _____________
NET ASSETS                                            $      33,724,863
                                                          _____________
                                                          _____________

Net asset value and public offering price per share
  ($33,724,863 divided by 3,974,950 shares of
  capital stock outstanding)                                    $ 8.48
                                                                ______
                                                                ______

Statement of Operations
Six Months Ended June 30, 2002
(unaudited)

INVESTMENT INCOME:
Income-
  Dividend income (net of foreign taxes of $2,013)              $      110,879
  Interest income                                                       12,008
                                                                   ___________
        Total income                                                   122,887
                                                                   ___________
Expenses-
  Investment advisory fee                                               91,505
  Custody fees                                                           5,608
  Audit fees                                                             4,034
  Printing and postage expenses                                          1,302
  Legal fees                                                                79
  Directors fees                                                           778
  Miscellaneous expenses                                                   320
                                                                   ___________
        Total expenses before reimbursement                            103,626
            Expense reimbursement                                      (12,121)
                                                                   ___________
        Net expenses                                                    91,505
                                                                   ___________
        Net investment income                                           31,382
                                                                   ___________
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY:
Net realized loss on investment transactions                          (495,426)
Net realized loss on foreign currency transactions                      (5,974)
                                                                   ___________
Net realized loss on investments and foreign
  currency transactions                                               (501,400)
                                                                   ___________
Net change in unrealized depreciation of investments                (4,519,211)
Net change in unrealized depreciation on translation
  of assets and liabilities in foreign currencies                          146
                                                                   ___________
Net change in unrealized depreciation of investments
  and on translation of assets and liabilities in
  foreign currencies                                                (4,519,065)
                                                                   ___________
        Net loss on investments and foreign currency                (5,020,465)
                                                                   ___________
        Net change in net assets resulting from
            operations                                          $   (4,989,083)
                                                                   ___________
                                                                   ___________

                                  Statement of Changes in Net Assets

                                                                           Six Months    For the period from
                                                                              Ended       November 30, 2001
                                                                            6/30/2002    (effective date) to
                                                                           (unaudited)    December 31, 2001
                                                                          _____________     _____________
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS-
Net investment income                                                  $         31,382     $        1,608
Net realized gain (loss) on investments and foreign
  currency transactions                                                        (501,400)             1,924
Net change in unrealized appreciation or depreciation of
  investments and on translation of assets and liabilities
  in foreign currencies                                                      (4,519,065)            72,750
                                                                          _____________      _____________
     Net change in net assets resulting from operations                      (4,989,083)            76,282
                                                                          _____________      _____________
DISTRIBUTIONS PAID TO SHAREHOLDERS-
Net investment income                                                            (1,820)                 -
Net realized gain on investments                                                 (3,133)                 -
                                                                          _____________      _____________
     Total distributions                                                         (4,953)                 -
                                                                          _____________      _____________
CAPITAL STOCK TRANSACTIONS-
Proceeds from sale of shares                                                 32,512,231          6,171,693
Reinvested dividend distributions                                                 4,952                  -
Cost of shares redeemed                                                         (46,259)                 -
                                                                          _____________      _____________
     Net increase in net assets resulting from capital stock
        transactions                                                         32,470,924          6,171,693
                                                                          _____________      _____________
     Net increase in net assets                                              27,476,888          6,247,975

NET ASSETS:
Beginning of period                                                           6,247,975                  -
                                                                          _____________      _____________
End of period (including undistributed net investment
  income of $31,594 and $1,820, respectively)                          $     33,724,863     $    6,247,975
                                                                          _____________      _____________
                                                                          _____________      _____________

The accompanying notes are an integral part of the financial statements.

LB Series Fund, Inc.
Value Portfolio
Financial Statements

Statement of Assets and Liabilities
June 30, 2002
(unaudited)

ASSETS:
  Investments in securities, at value
     (cost, $86,644,573)                              $      80,916,478
  Cash                                                           19,883
  Dividend and interest receivable                               92,398
                                                          _____________
        Total assets                                         81,028,759
                                                          _____________

LIABILITIES:
  Payable for investment securities purchased                 1,579,249
        Total liabilities                                     1,579,249
                                                          _____________
NET ASSETS                                            $      79,449,510
                                                          _____________
                                                          _____________

NET ASSETS CONSIST OF:
  Paid-in capital (8,442,454 shares of capital
     stock outstanding)                               $      84,730,487
  Undistributed net investment income                           283,218
  Accumulated net realized gain from sale
     of investments                                             163,900
  Unrealized net depreciation of investments                 (5,728,095)
                                                          _____________
NET ASSETS                                            $      79,449,510
                                                          _____________
                                                          _____________

Net asset value and public offering price per share
  ($79,449,510 divided by 8,442,454 shares of
  capital stock outstanding)                                    $ 9.41
                                                                ______
                                                                ______

Statement of Operations
Six Months Ended June 30, 2002
(unaudited)

INVESTMENT INCOME:
Income-
  Dividend income                                               $      378,860
  Interest income                                                       38,333
                                                                   ___________
        Total income                                                   417,193
                                                                   ___________
Expenses-
  Investment advisory fee                                              133,975
  Custody fees                                                           7,726
  Audit fees                                                             4,034
  Printing and postage expenses                                          2,231
  Legal fees                                                               126
  Directors fees                                                           778
  Miscellaneous expenses                                                   631
                                                                   ___________
        Total expenses before reimbursement                            149,501
           Expense reimbursement                                       (15,526)
                                                                   ___________
        Net expenses                                                   133,975
                                                                   ___________
        Net investment income                                          283,218
                                                                   ___________

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Net realized gain on investment transactions                           166,003
Net change in unrealized depreciation of investments                (5,794,023)
                                                                   ___________
        Net loss on investments                                     (5,628,020)
                                                                   ___________
        Net change in net assets resulting from
           operations                                           $   (5,344,802)
                                                                   ___________
                                                                   ___________

                                          Statement of Changes in Net Assets

                                                                           Six Months     For the period from
                                                                              Ended        November 30, 2001
                                                                            6/30/2002     (effective date) to
                                                                           (unaudited)     December 31, 2001
                                                                          _____________     _____________
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS-
Net investment income                                                  $        283,218     $        3,866
Net realized gain (loss) on investments                                         166,003             (2,103)
Net change in unrealized appreciation or depreciation
  of investments                                                             (5,794,023)            65,928
                                                                          _____________      _____________
     Net change in net assets resulting from operations                      (5,344,802)            67,691
                                                                          _____________      _____________

DISTRIBUTIONS PAID TO SHAREHOLDERS-
Net investment income                                                            (3,866)                 -
                                                                          _____________      _____________

CAPITAL STOCK TRANSACTIONS-
Proceeds from sale of shares                                                 77,877,138          6,856,869
Reinvested dividend distributions                                                 3,866                  -
Cost of shares redeemed                                                          (7,386)                 -
                                                                          _____________      _____________
     Net increase in net assets resulting from capital
        stock transactions                                                   77,873,618          6,856,869
                                                                          _____________      _____________
     Net increase in net assets                                              72,524,950          6,856,869

NET ASSETS:
Beginning of period                                                           6,924,560                  -
                                                                          _____________      _____________
End of period (including undistributed net investment
  income of $283,219 and $3,866, respectively)                         $     79,449,510     $    6,924,560
                                                                          _____________      _____________
                                                                          _____________      _____________

The accompanying notes are an integral part of the financial statements.

LB Series Fund, Inc.
High Yield Portfolio
Financial Statements

Statement of Assets and Liabilities
June 30, 2002
(unaudited)

ASSETS:
  Investments in securities, at value
     (cost, $1,206,398,597)                           $     841,859,099
  Receivable for investment securities sold                  17,733,566
  Interest and dividends receivable                          19,430,990
  Receivable for variation margin on open
     futures contracts                                            8,438
                                                          _____________
        Total assets                                        879,032,093
                                                          _____________

LIABILITIES:
  Payable for investment securities purchased                 8,404,939
                                                          _____________
NET ASSETS                                            $     870,627,154
                                                          _____________
                                                          _____________

NET ASSETS CONSIST OF:
  Paid-in capital (183,043,175 shares of capital stock
     outstanding)                                     $   1,804,787,421
  Accumulated net realized loss from sale of
     investments                                           (569,476,628)
  Unrealized net depreciation of investments               (364,683,639)
                                                          _____________
NET ASSETS                                            $     870,627,154
                                                          _____________
                                                          _____________

Net asset value and public offering price per share
  ($870,627,154 divided by 183,043,175 shares of
  capital stock outstanding)                                    $ 4.76
                                                                ______
                                                                ______

Statement of Operations
Six Months Ended June 30, 2002
(unaudited)

INVESTMENT INCOME:
Income-
  Interest income                                               $   52,490,655
  Dividend income                                                    4,560,941
                                                                   ___________
        Total income                                                57,051,596
                                                                   ___________
Expenses-
  Investment advisory fee                                            1,926,163
  Custody fees                                                          90,993
  Audit fees                                                            11,807
  Printing and postage expenses                                         31,843
  Legal fees                                                             5,687
  Directors fees                                                         3,778
  Miscellaneous expenses                                                11,480
                                                                   ___________
        Total expenses before reimbursement                          2,081,751
            Expense reimbursement                                     (147,274)
            Fees paid indirectly                                        (8,314)
                                                                   ___________
        Net expenses                                                 1,926,163
                                                                   ___________
        Net investment income                                       55,125,433
                                                                   ___________

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Net realized loss on investment transactions                       (72,673,754)
Net realized loss on closed futures contracts                         (390,416)
                                                                   ___________
Net realized loss on investments                                   (73,064,170)
Net change in unrealized depreciation of investments               (47,552,291)
                                                                   ___________
        Net loss on investments                                   (120,616,461)
                                                                   ___________
        Net change in net assets resulting from
           operations                                           $  (65,491,028)
                                                                   ___________
                                                                   ___________

                                Statement of Changes in Net Assets

                                                                           Six Months
                                                                              Ended
                                                                            6/30/2002         Year Ended
                                                                           (unaudited)        12/31/2001
                                                                          _____________     _____________
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS-
Net investment income                                                  $     55,125,433     $  142,570,759
Net realized loss on investment transactions                                (73,064,170)      (415,740,569)
Net change in unrealized appreciation or depreciation
  of investments                                                            (47,552,291)       232,507,222
                                                                          _____________      _____________
     Net change in net assets resulting from operations                     (65,491,028)       (40,662,588)
                                                                          _____________      _____________

DISTRIBUTIONS TO SHAREHOLDERS-
Net investment income                                                       (55,125,433)      (142,570,759)
                                                                          _____________      _____________

CAPITAL STOCK TRANSACTIONS-
Proceeds from sale of shares                                                  3,550,084         17,570,698
Reinvested dividend distributions                                            55,125,433        143,433,855
Cost of shares redeemed                                                     (75,133,809)      (120,393,487)
                                                                          _____________      _____________
     Net change in net assets resulting from capital stock
        transactions                                                        (16,458,292)        40,611,066
                                                                          _____________      _____________
     Net change in net assets                                              (137,074,753)      (142,622,281)

NET ASSETS:
Beginning of period                                                       1,007,701,907      1,150,324,188
                                                                          _____________      _____________
End of period                                                          $    870,627,154     $1,007,701,907
                                                                          _____________      _____________
                                                                          _____________      _____________

The accompanying notes are an integral part of the financial statements.

LB Series Fund, Inc.
Income Portfolio
Financial Statements

Statement of Assets and Liabilities
June 30, 2002
(unaudited)

ASSETS:
  Investments in securities, at value
     (cost, $1,345,009,569)                           $   1,345,455,134
  Cash                                                          661,332
  Receivable for investment securities sold                     237,911
  Receivable for variation margin on open futures
     contracts                                                   72,656
  Interest and dividends receivable                          14,266,203
                                                          _____________
        Total assets                                      1,360,693,236
                                                          _____________

LIABILITIES:
  Open options written, at value (premium
     received $50,175)                                           39,844
  Payable for investment securities purchased               153,180,320
                                                          _____________
        Total liabilities                                   153,220,164
                                                          _____________
NET ASSETS                                            $   1,207,473,072
                                                          _____________
                                                          _____________

NET ASSETS CONSIST OF:
  Paid-in capital (123,887,353 shares of capital stock
     outstanding)                                     $   1,236,074,958
  Accumulated net realized loss from sale of
     investments                                            (27,497,478)
  Unrealized net depreciation of investments                 (1,104,408)
                                                          _____________
NET ASSETS                                            $   1,207,473,072
                                                          _____________
                                                          _____________

Net asset value and public offering price per share
  ($1,207,473,072 divided by 123,887,353 shares of
  capital stock outstanding)                                    $ 9.75
                                                                ______
                                                                ______

Statement of Operations
Six Months Ended June 30, 2002
(unaudited)

INVESTMENT INCOME:
Income-
  Interest income                                               $   35,323,946
  Dividend income                                                      267,216
                                                                   ___________
        Total income                                                35,591,162
                                                                   ___________
Expenses-
  Investment advisory fee                                            2,392,799
  Custody fees                                                          97,510
  Audit fees                                                            12,594
  Printing and postage expenses                                         25,465
  Legal fees                                                             6,995
  Directors fees                                                         3,778
  Miscellaneous expenses                                                14,397
                                                                   ___________
        Total expenses before reimbursement                          2,553,538
           Expense reimbursement                                      (159,711)
           Fees paid indirectly                                         (1,028)
                                                                   ___________
        Net expenses                                                 2,392,799
                                                                   ___________
        Net investment income                                       33,198,363
                                                                   ___________

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
Net realized loss on investment transactions                       (11,005,162)
Net realized gain on closed or expired option
  contracts written                                                     26,189
Net realized loss on closed futures contracts                       (2,139,746)
                                                                   ___________
Net realized loss on investments                                   (13,118,719)
Net change in unrealized appreciation of investments                 6,516,619
                                                                   ___________
        Net loss on investments                                     (6,602,100)
                                                                   ___________
        Net increase in net assets resulting from
           operations                                           $   26,596,263
                                                                   ___________
                                                                   ___________

                                   Statement of Changes in Net Assets

                                                                           Six Months
                                                                              Ended
                                                                            6/30/2002         Year Ended
                                                                           (unaudited)        12/31/2001
                                                                          _____________     _____________
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS-
Net investment income                                                  $     33,198,363     $   71,970,016
Net realized gain (loss) on investment transactions                         (13,118,719)        29,341,360
Net change in unrealized appreciation or depreciation
  of investments                                                              6,516,619        (19,895,287)
                                                                          _____________      _____________
     Net increase in net assets resulting from operations                    26,596,263         81,416,089
                                                                          _____________      _____________

DISTRIBUTIONS TO SHAREHOLDERS-
Net investment income                                                       (33,198,363)       (71,970,016)
                                                                          _____________      _____________

CAPITAL STOCK TRANSACTIONS-
Proceeds from sale of shares                                                 13,535,250        107,705,401
Reinvested dividend distributions                                            33,198,363         72,347,798
Cost of shares redeemed                                                     (56,843,680)       (60,325,998)
                                                                          _____________      _____________
     Net change in net assets resulting from capital stock
        transactions                                                        (10,110,067)       119,727,201
                                                                          _____________      _____________
     Net change in net assets                                               (16,712,167)       129,173,274

NET ASSETS:
Beginning of period                                                       1,224,185,239      1,095,011,965
                                                                          _____________      _____________
End of period                                                          $  1,207,473,072     $1,224,185,239
                                                                          _____________      _____________
                                                                          _____________      _____________

The accompanying notes are an integral part of the financial statements.

LB Series Fund, Inc.
Limited Maturity Bond Portfolio
Financial Statements

Statement of Assets and Liabilities
June 30, 2002
(unaudited)

ASSETS:
  Investments in securities, at value
     (cost, $105,855,264)                              $    106,498,955
  Cash                                                            5,258
  Receivable for investment securities sold                  16,867,496
  Interest and dividends receivable                             751,783
                                                          _____________
        Total assets                                        124,123,492
                                                          _____________

LIABILITIES:
  Payable for investment securities purchased                26,337,415
                                                          _____________
NET ASSETS                                            $      97,786,077
                                                          _____________
                                                          _____________

NET ASSETS CONSIST OF:
  Paid-in capital (9,761,466 shares of capital
     stock outstanding)                               $      97,230,982
  Accumulated net realized loss from sale of
     investments                                                (88,595)
  Unrealized net appreciation of investments                    643,690
                                                          _____________
NET ASSETS                                            $      97,786,077
                                                          _____________
                                                          _____________

Net asset value and public offering price per share
  ($97,786,077 divided by 9,761,466 shares of
  capital stock outstanding)                                    $10.02
                                                                ______
                                                                ______

Statement of Operations
Six Months Ended June 30, 2002
(unaudited)

INVESTMENT INCOME:
Income-
  Interest income                                               $    1,027,830
  Dividend income                                                       10,872
                                                                   ___________
        Total income                                                 1,038,702
                                                                   ___________
Expenses-
  Investment advisory fee                                              110,634
  Custody fees                                                          10,275
  Audit fees                                                             4,034
  Printing and postage expenses                                          1,588
  Legal fees                                                               193
  Directors fees                                                           778
  Miscellaneous expenses                                                   749
                                                                   ___________
        Total expenses before reimbursement                            128,251
           Expense reimbursement                                       (17,617)
                                                                   ___________
        Net expenses                                                   110,634
                                                                   ___________
        Net investment income                                          928,068
                                                                   ___________

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Net realized loss on investment transactions                           (44,055)
Net change in unrealized appreciation of investments                   768,466
                                                                   ___________
        Net gain on investments                                        724,411
                                                                   ___________
        Net increase in net assets resulting from
           operations                                           $    1,652,479
                                                                   ___________
                                                                   ___________

                                      Statement of Changes in Net Assets

                                                                           Six Months        For the period from
                                                                              Ended           November 30, 2001
                                                                            6/30/2002        (effective date) to
                                                                           (unaudited)        December 31, 2001
                                                                           ___________         ________________
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS-
Net investment income                                                  $        928,068     $       55,051
Net realized loss on investment transactions                                    (44,055)           (44,540)
Net change in unrealized appreciation or depreciation of
  investments                                                                   768,466           (124,776)
                                                                          _____________      _____________
     Net change in net assets resulting from operations                       1,652,479           (114,265)
                                                                          _____________      _____________

DISTRIBUTIONS TO SHAREHOLDERS-
Net investment income                                                          (928,068)           (55,051)
                                                                          _____________      _____________

CAPITAL STOCK TRANSACTIONS-
Proceeds from sale of shares                                                 75,066,808         21,590,331
Reinvested dividend distributions                                               928,068             55,051
Cost of shares redeemed                                                        (409,276)                 -
                                                                          _____________      _____________
     Net increase in net assets resulting from capital
        stock transactions                                                   75,585,600         21,645,382
                                                                          _____________      _____________
     Net increase in net assets                                              76,310,011         21,476,066

NET ASSETS:
Beginning of period                                                          21,476,066                  -
                                                                          _____________      _____________
End of period                                                          $     97,786,077     $   21,476,066
                                                                          _____________      _____________
                                                                          _____________      _____________

The accompanying notes are an integral part of the financial statements.

LB Series Fund, Inc.
Money Market Portfolio
Financial Statements

Statement of Assets and Liabilities
June 30, 2002
(unaudited)

ASSETS:
  Investments in securities, at amortized cost
     and value                                        $     354,024,389
  Cash                                                           46,616
  Interest receivable                                           801,737
        Total assets                                        354,872,742
                                                          _____________
NET ASSETS                                            $     354,872,742
                                                          _____________
                                                          _____________

NET ASSETS CONSIST OF:
  Paid-in capital (354,872,742 shares of capital
     stock outstanding)                               $     354,872,742
                                                          _____________
                                                          _____________

Net asset value and public offering price per share
  ($354,872,742 divided by 354,872,742 shares
  of capital stock outstanding)                                 $ 1.00
                                                                ______
                                                                ______

Statement of Operations
Six Months Ended June 30, 2002
(unaudited)

INVESTMENT INCOME:
Income-
  Interest income                                               $    3,618,422
                                                                   ___________

Expenses-
  Investment advisory fee                                              736,818
  Custody fees                                                          46,613
  Audit fees                                                             4,034
  Printing and postage expenses                                          7,801
  Legal fees                                                             2,247
  Directors fees                                                         1,778
  Miscellaneous expenses                                                 4,402
                                                                   ___________
        Total expenses before reimbursement                            803,693
           Expense reimbursement                                       (66,648)
           Fees paid indirectly                                           (227)
                                                                   ___________
        Net expenses                                                   736,818
                                                                   ___________
        Net investment income                                   $    2,881,604
                                                                   ___________
                                                                   ___________

                                 Statement of Changes in Net Assets

                                                                           Six Months
                                                                              Ended
                                                                            6/30/2002         Year Ended
                                                                           (unaudited)        12/31/2001
                                                                          _____________     _____________
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS-
Net investment income                                                  $      2,881,604     $   13,876,143
                                                                          _____________      _____________

DISTRIBUTIONS TO SHAREHOLDERS-
Net investment income                                                        (2,881,604)       (13,876,143)
                                                                          _____________      _____________

CAPITAL STOCK TRANSACTIONS-
Proceeds from sale of shares                                                 26,659,833        186,981,346
Reinvested dividend distributions                                             2,881,604         13,976,067
Cost of shares redeemed                                                     (82,362,438)       (84,929,716)
                                                                          _____________      _____________
     Net change in net assets resulting from capital
        stock transactions                                                  (52,821,001)       116,027,697
                                                                          _____________      _____________
     Net change in net assets                                               (52,821,001)       116,027,697

NET ASSETS:
Beginning of period                                                         407,693,743        291,666,046
                                                                          _____________      _____________
End of period                                                          $    354,872,742     $  407,693,743
                                                                          _____________      _____________
                                                                          _____________      _____________

The accompanying notes are an integral part of the financial statements.

LB Series Fund, Inc.
Financial Highlights
For a share outstanding throughout each period (a)

                                                                  Six Months
                                                                     Ended                            Years ended December 31,
                                                                   6/30/2002        ______________________________________________________________
Opportunity Growth Portfolio                                      (unaudited)         2001         2000         1999           1998          1997
                                                                  _________         _______      _______       ______        ______         ______

Net asset value, beginning of period                                $ 10.21         $  13.25     $ 14.10       $ 11.06       $ 11.55       $ 11.50
                                                                    _______          _______      _______       ______        ______        ______

Income From Investment Operations:
  Net investment income                                                   -             0.02        0.04         (0.01)         0.03          0.06
  Net realized and unrealized gain (loss) on
     investments (b)                                                  (1.85)           (2.36)      (0.89)         3.05         (0.37)         0.05
                                                                    _______          _______      _______       ______        ______        ______
     Total from investment operations                                 (1.85)           (2.34)      (0.85)         3.04         (0.34)         0.11
                                                                    _______          _______      _______       ______        ______        ______

Less Distributions:
  Dividends from net investment income                                (0.02)           (0.04)          -             -         (0.03)        (0.06)
  Distributions from net realized gain on investments                     -            (0.66)          -             -         (0.12)            -
                                                                    _______          _______      _______       ______        ______        ______
     Total distributions                                              (0.02)           (0.70)          -             -         (0.15)        (0.06)
                                                                    _______          _______      _______       ______        ______        ______

Net asset value, end of period                                      $  8.34         $  10.21     $ 13.25       $ 14.10       $ 11.06       $ 11.55
                                                                    _______          _______      _______       ______        ______        ______
                                                                    _______          _______      _______       ______        ______        ______

Total investment return at net asset value (c)                     (18.14%)         (18.01%)       (6.05%)      27.55%        (2.99%)        0.93%
Net assets, end of period ($ millions)                               $269.1            $361.1       $457.4     $436.9         $372.2         $391.5
Ratio of expenses to average net assets                              0.72% (d,e)       0.40%        0.40%       0.40%          0.40%         0.40%
Ratio of net investment income to average net assets                (0.20%) (d,e)      0.19%        0.26%      (0.09%)         0.30%         0.65%
Portfolio turnover rate                                                64%              138%         147%         60%          134%          147%

                                                                  Six Months       For the period from
                                                                     Ended          November 30, 2001
                                                                   6/30/2002       (effective date) to
FTISmall Cap Growth Portfolio                                     (unaudited)       December 31, 2001
                                                                  __________         _______________

Net asset value, beginning of period                                $ 10.55         $  10.00
                                                                    _______          _______

Income From Investment Operations:
  Net investment income                                               (0.02)           (0.01)
  Net realized and unrealized gain (loss) on
     investments (b)                                                  (1.35)            0.56
                                                                    _______          _______
     Total from investment operations                                 (1.37)            0.55
                                                                    _______          _______

Net asset value, end of period                              .       $  9.18         $  10.55
                                                                    _______          _______
                                                                    _______          _______

Total investment return at net asset value (c)                     (13.00%)             5.50%
Net assets, end of period ($ millions)                               $22.8              $5.7
Ratio of expenses to average net assets                              0.99% (d, f)       1.00%
Ratio of net investment income to average net assets                (0.49%)(d, f)     (0.74%)
Portfolio turnover rate                                                  8%                0%

Notes to Financial Highlights:
______________________________
(a)  All per share amounts have been rounded to the nearest cent.

(b)  The amount shown is a balancing figure and may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemption of fund shares.

(c)  Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d)  Computed on an annualized basis.

(e)   All expenses other than the investment advisory fee are being voluntarily paid by Thrivent Financial for Lutherans
      (Thrivent Financial) and Lutheran Brotherhood Variable Insurance Products Company (LBVIP).  Had Thrivent Financial and LBVIP
      not undertaken such action, the ratio of expenses to average net assets would have been 0.83% and the ratio of net income to average net assets would have been (0.31%) for the six month period ended June 30, 2002.

(f)   All expenses other than the investment advisory fee are being voluntarily paid by Thrivent Financial and LBVIP.  Had
      Thrivent Financial and LBVIP not undertaken such action, the ratio of expenses to average net assets would have been 1.12%
      and the ratio of net income to average net assets would have been (0.62%) for the six month period ended June 30, 2002.

                              The accompanying notes are an integral part of the financial statements.

                                                                  Six Months       For the period from
                                                                     Ended          November 30, 2001
                                                                   6/30/2002       (effective date) to
MFS Mid Cap Growth Portfolio                                       (unaudited)       December 31, 2001
                                                                   _________        ________________

Net asset value, beginning of period                                $ 10.60         $  10.00
                                                                    _______          _______

Income From Investment Operations:
  Net investment income                                               (0.01)               -
  Net realized and unrealized gain (loss) on
     investments (b)                                                  (3.77)            0.60
                                                                    _______          _______
     Total from investment operations                                 (3.78)            0.60
                                                                    _______          _______

Less Distributions:
  Distributions from net realized gain on investments               (0.02)                 -
                                                                    _______          _______

Net asset value, end of period                                      $  6.80         $  10.60
                                                                    _______          _______
                                                                    _______          _______

Total investment return at net asset value (c)                     (35.74%)             5.99%
Net assets, end of period ($ millions)                               $17.9               $6.1
Ratio of expenses to average net assets                              0.89%(d, e)         0.90%(d)
Ratio of net investment income to average net assets                (0.42%)(d, e)       (0.53%)(d)
Portfolio turnover rate                                                62%               15%

                                                                  Six Months                                           For the period from
                                                                     Ended             Years ended December 31,         January 30, 1998
                                                                   6/30/2002        _______________________________    (effective date) to
Mid Cap Growth Portfolio                                          (unaudited)        2001         2000          1999    December 31, 1998
                                                                   __________      _______       _______       ______    _______________

Net asset value, beginning of period                                $ 13.04         $  17.59     $ 16.62       $ 11.13       $ 10.00
                                                                    _______          _______      _______       ______        ______

Income From Investment Operations:
  Net investment income                                                   -             0.01        0.07          0.02          0.04
  Net realized and unrealized gain (loss) on investments (b)          (2.08)           (3.39)       2.24          5.49          1.13
                                                                    _______          _______      _______       ______        ______
     Total from investment operations                                 (2.08)           (3.38)       2.31          5.51          1.17
                                                                    _______          _______      _______       ______        ______

Less Distributions:
  Dividends from net investment income                                (0.02)           (0.07)          -         (0.02)        (0.04)
  Distributions from net realized gain on investments                     -            (1.10)      (1.34)            -             -
                                                                    _______          _______      _______       ______        ______
     Total distributions                                              (0.02)           (1.17)      (1.34)        (0.02)        (0.04)
                                                                    _______          _______      _______       ______        ______

Net asset value, end of period                                      $ 10.94         $  13.04     $ 17.59       $ 16.62       $ 11.13
                                                                    _______          _______      _______       ______        ______
                                                                    _______          _______      _______       ______        ______

Total investment return at net asset value (c)                     (15.98%)        (19.74%)        13.37%       49.64%        11.62%
Net assets, end of period ($ millions)                              $444.8            $537.9       $588.6      $271.7          $95.7
Ratio of expenses to average net assets                              0.40%(d,f)       0.40%        0.40%        0.40%         0.40%(d)
Ratio of net investment income to average net assets                (0.07%)(d,f)      0.12%        0.49%        0.26%         0.64%(d)
Portfolio turnover rate                                                 30%            121%         117%        148%           125%

Notes to Financial Highlights:
_____________________________
(a)  All per share amounts have been rounded to the nearest cent.

(b)  The amount shown is a balancing figure and may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemption of fund shares.

(c)  Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d)  Computed on an annualized basis.

(e)  All expenses other than the investment advisory fee are being voluntarily paid by Thrivent Financial and LBVIP.  Had Thrivent
     Financial and LBVIP not undertaken such action, the ratio of expenses to average net assets would have been 1.03% and the ratio of net income to average net assets would have been (0.56%) for the six month period ended June 30, 2002.

(f)  All expenses other than the investment advisory fee are being voluntarily paid by Thrivent Financial and LBVIP.  Had Thrivent
     Financial and LBVIP not undertaken such action, the ratio of expenses to average net assets would have been 0.44% and the ratio of net income to average net assets would have been (0.11%) for the six month period ended June 30, 2002.

                              The accompanying notes are an integral part of the financial statements.

                                                                  Six Months
                                                                     Ended                           Years ended December 31,
                                                                   6/30/2002        ______________________________________________________________
WORLD GROWTH PORTFOLIO                                             (unaudited)         2001         2000         1999           1998          1997
                                                                   _________         _______      _______       ______        ______        ______

Net asset value, beginning of period                                $ 10.02         $  13.83     $ 16.93       $ 12.67       $ 11.12       $ 10.95
                                                                    _______          _______      _______       ______        ______        ______

Income From Investment Operations:
  Net investment income                                                0.08             0.07        0.06          0.11          0.12          0.10
  Net realized and unrealized gain (loss) on investments (b)          (0.43)           (2.81)      (2.73)         4.21          1.74          0.21
                                                                    _______          _______      _______       ______        ______        ______
     Total from investment operations                                 (0.35)           (2.74)      (2.67)         4.32          1.86          0.31
                                                                    _______          _______      _______       ______        ______        ______

Less Distributions:
  Dividends from net investment income                                (0.04)           (0.05)          -         (0.06)        (0.21)        (0.13)
  Distributions from net realized gain on investments                     -            (1.02)      (0.43)            -         (0.10)        (0.01)
                                                                    _______          _______      _______       ______        ______         ______
     Total distributions                                              (0.04)           (1.07)      (0.43)        (0.06)        (0.31)        (0.14)
                                                                    _______          _______      _______       ______        ______         ______

Net asset value, end of period                                      $  9.63         $  10.02     $ 13.83       $ 16.93       $ 12.67        $ 11.12
                                                                    _______          _______      _______       ______        ______         ______
                                                                    _______          _______      _______       ______        ______         ______

Total investment return at net asset value (c)                      (3.36%)          (21.03%)     (16.12%)      34.13%        16.75%         2.81%
Net assets, end of period ($ millions)                              $411.3            $440.0       $561.3      $550.1         $369.7        $287.2
Ratio of expenses to average net assets                              0.84%(d,e)        0.85%        0.85%        0.85%         0.85%         0.85%
Ratio of net investment income to average net assets                 1.58%(d,e)        0.68%        0.44%        0.89%        1.04%         1.08%
Portfolio turnover rate                                                12%               30%          38%          23%             19%         19%

                                                                  Six Months         For the period from
                                                                     Ended            November 30, 2001
                                                                   6/30/2002         (effective date) to
FI All Cap Portfolio                                               (unaudited)         December 31, 2001
                                                                   ________            ________________

Net asset value, beginning of period                                $ 10.30         $  10.00
                                                                    _______          _______

Income From Investment Operations:
  Net investment income                                               (0.01)               -
  Net realized and unrealized gain (loss) on investments (b)          (2.41)            0.30
                                                                    _______          _______
     Total from investment operations                                 (2.42)            0.30
                                                                    _______          _______

Less Distributions:
  Distributions from net realized gain on investments                 (0.01)               -
                                                                    _______          _______

Net asset value, end of period                                      $  7.87         $  10.30
                                                                    _______          _______
                                                                    _______          _______

Total investment return at net asset value (c)                     (23.55%)             3.10%
Net assets, end of period ($ millions)                               $39.2               $6.4
Ratio of expenses to average net assets                              0.94%(d,f)          0.95%
Ratio of net investment income to average net assets                (0.41%)(d,f)        (0.36%)
Portfolio turnover rate                                                 65%               29%

Notes to Financial Highlights:
______________________________
(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown is a balancing figure and may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemption of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Computed on an annualized basis.

(e) All expenses other than the investment advisory fee are being voluntarily paid by Thrivent Financial and LBVIP.  Had Thrivent
    Financial and LBVIP not undertaken such action, the ratio of expenses to average net assets would have been 0.93% and the ratio of net income to average net assets would have been 1.49% for the six month period ended June 30, 2002.

(f) All expenses other than the investment advisory fee are being voluntarily paid by Thrivent Financial and LBVIP.  Had Thrivent
    Financial and LBVIP not undertaken such action, the ratio of expenses to average net assets would have been 1.03% and the ratio of net income to average net assets would have been (0.50%) for the six month period ended June 30, 2002.

                              The accompanying notes are an integral part of the financial statements.

                                                                  Six Months
                                                                     Ended                            Years ended December 31,
                                                                   6/30/2002        _____________________________________________________________
Growth Portfolio                                                  (unaudited)         2001         2000         1999           1998          1997
                                                                  _________         _______      _______       ______        ______        ______

Net asset value, beginning of period                                $ 15.25           $24.06     $ 30.24       $ 23.51       $ 21.58      $ 19.32
                                                                    _______          _______      _______       ______        ______       ______

Income From Investment Operations:
  Net investment income                                                0.03             0.07        0.13          0.11          0.19         0.21
  Net realized and unrealized gain (loss) on investments (b)          (3.22)           (4.13)      (1.18)         9.14          5.28         4.97
                                                                    _______          _______      _______       ______        ______       ______

     Total from investment operations                                 (3.19)           (4.06)      (1.05)         9.25          5.47         5.18

Less Distributions:
  Dividends from net investment income                                (0.07)           (0.05)      (0.08)        (0.11)        (0.19)       (0.21)
  Distributions from net realized gain on investments                     -            (4.70)      (5.05)        (2.41)        (3.35)       (2.71)
                                                                    _______          _______      _______       ______        ______       ______

     Total distributions                                              (0.07)           (4.75)      (5.13)        (2.52)        (3.54)       (2.92)
                                                                    _______          _______      _______       ______        ______       ______

Net asset value, end of period                                      $ 11.99         $  15.25     $ 24.06       $ 30.24       $ 23.51      $ 21.58
                                                                    _______          _______      _______       ______        ______       ______
                                                                    _______          _______      _______       ______        ______       ______

Total investment return at net asset value (c)                     (28.43%)             (19.13%)   (4.95%)      43.61%        28.38%        30.18%
Net assets, end of period ($ millions)                              $2,624.4        $3,607.7     $4,695.7     $4,913.3        $3,320.0     $2,426.1
Ratio of expenses to average net assets                              0.40%(d,e)      0.40%        0.40%        0.40%         0.40%         0.40%
Ratio of net investment income to average net assets                 0.40%(d,e)      0.43%        0.48%        0.45%         0.94%         1.11%
Portfolio turnover rate                                                44%            94%          108%        124%           152%          193%

                                                                  Six Months       For the period from
                                                                     Ended          November 30, 2001
                                                                   6/30/2002       (effective date) to
MFS Investors Growth Portfolio                                    (unaudited)       December 31, 2001
                                                                   _________        _________________

Net asset value, beginning of period                                $ 10.08         $  10.00
                                                                    _______          _______

Income From Investment Operations:
  Net realized and unrealized gain (loss) on investments (b)          (1.71)            0.08
                                                                    _______          _______

Net asset value, end of period                                      $  8.37         $  10.08
                                                                    _______          _______
                                                                    _______          _______

Total investment return at net asset value (c)                      17.07%             0.89%
Net assets, end of period ($ millions)                               $23.9              $5.9
Ratio of expenses to average net assets                              0.79% (d,f)       0.80%(d)
Ratio of net investment income to average net assets                 0.11%(d,f)        0.05%(d)
Portfolio turnover rate                                                 82%               13%

Notes to Financial Highlights:
______________________________
(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown is a balancing figure and may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemption of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Computed on an annualized basis.

(e) All expenses other than the investment advisory fee are being voluntarily paid by Thrivent Financial and LBVIP.  Had Thrivent
    Financial and LBVIP not undertaken such action, the ratio of expenses to average net assets would have been 0.42% and the ratio of net income to average net assets would have been 0.38% for the six month period ended June 30, 2002.

(f) All expenses other than the investment advisory fee are being voluntarily paid by Thrivent Financial and LBVIP.  Had Thrivent
    Financial and LBVIP not undertaken such action, the ratio of expenses to average net assets would have been 0.92% and the ratio of net income to average net assets would have been (0.02%) for the six month period ended June 30, 2002.

                              The accompanying notes are an integral part of the financial statements.

                                                                  Six Months        For the period from
                                                                     Ended           November 30, 2001
                                                                   6/30/2002        (effective date) to
TRP Growth Stock Portfolio                                        (unaudited)        December 31, 2001
                                                                   _________         _________________

Net asset value, beginning of period                                $ 10.16           $10.00
                                                                    _______          _______

Income From Investment Operations:
  Net investment income                                                0.01                -
  Net realized and unrealized gain (loss) on investments (b)          (1.69)            0.16
                                                                    _______          _______
     Total from investment operations                                 (1.68)            0.16
                                                                    _______          _______

Net asset value, end of period                                      $  8.48           $10.16
                                                                    _______          _______
                                                                    _______          _______

Total investment return at net asset value (c)                     (16.50%)             1.63%
Net assets, end of period ($ millions)                               $33.7              $6.2
Ratio of expenses to average net assets                              0.80%(d,e)         0.80%(d)
Ratio of net investment income to average net assets                 0.27%(d,e)         0.37%( d)
Portfolio turnover rate                                                12%               3%

                                                                  Six Months       For the period from
                                                                     Ended          November 30, 2001
                                                                   6/30/2002       (effective date) to
Value Portfolio                                                   (unaudited)       December 31, 2001
                                                                   _________         ________________

Net asset value, beginning of period                                $ 10.14         $  10.00
                                                                    _______          _______

Income From Investment Operations:
  Net investment income                                                0.03             0.01
  Net realized and unrealized gain (loss) on investments (b)          (0.76)            0.13
                                                                    _______          _______
     Total from investment operations                                 (0.73)            0.14
                                                                    _______          _______

Net asset value, end of period                              .       $  9.41         $  10.14
                                                                    _______          _______
                                                                    _______          _______

Total investment return at net asset value (c)                      (7.22%)             1.44%
Net assets, end of period ($ millions)                               $79.4               $6.9
Ratio of expenses to average net assets                              0.59%(d,f)          0.60%(d)
Ratio of net investment income to average net assets                 1.26%(d,f)          0.87%(d)
Portfolio turnover rate                                                 60%                 -

Notes to Financial Highlights:
______________________________
(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown is a balancing figure and may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemption of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Computed on an annualized basis.

(e) All expenses other than the investment advisory fee are being voluntarily paid by Thrivent Financial and LBVIP.  Had Thrivent
    Financial and LBVIP not undertaken such action, the ratio of expenses to average net assets would have been 0.89% and the ratio of net income to average net assets would have been 0.17% for the six month period ended June 30, 2002.

(f) All expenses other than the investment advisory fee are being voluntarily paid by Thrivent Financial and LBVIP.  Had Thrivent
    Financial and LBVIP not undertaken such action, the ratio of expenses to average net assets would have been 0.66% and the ratio of net income to average net assets would have been 1.19% for the six month period ended June 30, 2002.

                              The accompanying notes are an integral part of the financial statements.

                                                                  Six Months
                                                                     Ended                           Years ended December 31,
                                                                   6/30/2002        _____________________________________________________________
High Yield Portfolio                                              (unaudited)         2001         2000         1999           1998          1997
                                                                  _________         _______      _______       ______        ______        ______

Net asset value, beginning of period                                $  5.41         $   6.39     $  9.09       $  9.16       $ 10.44       $ 10.06
                                                                    _______          _______     _______        ______        ______        ______

Income From Investment Operations:
  Net investment income                                                0.29             0.78        0.99          0.99          0.99          0.98
  Net realized and unrealized gain (loss) on investments (b)          (0.65)           (0.98)      (2.70)        (0.07)        (1.12)         0.37
                                                                    _______          _______     _______        ______        ______        ______

     Total from investment operations                                 (0.36)           (0.20)      (1.71)         0.92         (0.13)         1.35
                                                                    _______          _______     _______        ______        ______        ______

Less Distributions:
  Dividends from net investment income                                (0.29)           (0.78)      (0.99)        (0.99)        (1.00)        (0.97)
  Distributions from net realized gain on investments                     -                -           -             -         (0.15)            -
                                                                    _______          _______     _______        ______        ______        ______

     Total distributions                                              (0.29)           (0.78)      (0.99)        (0.99)        (1.15)        (0.97)
                                                                    _______          _______     _______        ______        ______        ______

Net asset value, end of period                                      $  4.76         $   5.41     $  6.39       $  9.09       $  9.16       $ 10.44
                                                                    _______          _______     _______        ______        ______        ______
                                                                    _______          _______     _______        ______        ______        ______

Total investment return at net asset value (c)                     (69.90%)             (3.60)%   (20.56%)      10.52%        (1.50%)       14.10%
Net assets, end of period ($ millions)                              $870.6          $1,007.7     $1,150.3     $1,525.7        $1,427.3     $1,344.6
Ratio of expenses to average net assets                              0.40%(d,e)        0.40%        0.40%        0.40%         0.40%         0.40%
Ratio of net investment income to average net assets                11.33%(d,e)       12.95%       12.16%       10.71%       10.04%         9.58%
Portfolio turnover rate                                                40%               80%          62%          59%           71%          105%

                                                                  Six Months
                                                                     Ended                            Years ended December 31,
                                                                   6/30/2002        _____________________________________________________________
Income Portfolio                                                  (unaudited)         2001         2000         1999           1998          1997
                                                                  _________         _______      _______       ______        ______        ______

Net asset value, beginning of period                                $  9.80         $   9.71     $  9.41       $ 10.21       $  9.92       $ 9.75
                                                                    _______          _______     _______        ______        ______        ______

Income From Investment Operations:
  Net investment income                                                0.26             0.61        0.64          0.59          0.61          0.65
  Net realized and unrealized gain (loss) on investments (b)          (0.05)            0.09        0.30         (0.80)         0.29          0.17
                                                                    _______          _______     _______        ______        ______        ______

     Total from investment operations                                  0.21             0.70        0.94         (0.21)         0.90          0.82
                                                                    _______          _______     _______        ______        ______        ______

Less Distributions:
  Dividends from net investment income                                (0.26)           (0.61)      (0.64)        (0.59)        (0.61)        (0.65)
                                                                    _______          _______     _______        ______        ______        ______

Net asset value, end of period                                      $  9.75         $   9.80     $  9.71       $  9.41       $ 10.21         $ 9.92
                                                                    _______          _______     _______        ______        ______        ______
                                                                    _______          _______     _______        ______        ______        ______

Total investment return at net asset value (c)                       2.21%             7.38%       10.36%       (2.01%)         9.37%         8.75%
Net assets, end of period ($ millions)                              $1,207.5        $1,224.2     $1,095.0     $1,066.0        $1,074.3      $880.4
Ratio of expenses to average net assets                              0.40%(d,f)        0.40%        0.40%        0.40%         0.40%         0.40%
Ratio of net investment income to average net assets                 5.49%(d,f)        6.12%        6.83%        6.09%         6.06%         6.68%
Portfolio turnover rate                                                 69%              190%         136%         91%            86%          117%

Notes to Financial Highlights:
______________________________
(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown is a balancing figure and may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemption of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Computed on an annualized basis.

(e) All expenses other than the investment advisory fee are being voluntarily paid by Thrivent Financial and LBVIP.  Had Thrivent
    Financial and LBVIP not undertaken such action, the ratio of expenses to average net assets would have been 0.43% and the ratio of net income to average net assets would have been 11.30% for the six month period ended June 30, 2002.

(f) All expenses other than the investment advisory fee are being voluntarily paid by Thrivent Financial and LBVIP.  Had Thrivent
    Financial and LBVIP not undertaken such action, the ratio of expenses to average net assets would have been 0.43% and the ratio of net income to average net assets would have been 5.46% for the six month period ended June 30, 2002.

                              The accompanying notes are an integral part of the financial statements.

                                                                  Six Months   For the period from
                                                                     Ended      November 30, 2001
                                                                   6/30/2002   (effective date) to
Limited Maturity Bond Portfolio                                   (unaudited)   December 31, 2001
                                                                  __________    ________________

Net asset value, beginning of period                                $  9.91         $  10.00
                                                                    _______          _______

Income From Investment Operations:
  Net investment income                                                0.16             0.03
  Net realized and unrealized gain (loss) on investments (b)           0.11            (0.09)
                                                                    _______          _______
     Total from investment operations                                  0.27            (0.06)
                                                                    _______          _______

Less Distributions:
  Dividends from net investment income                                (0.16)           (0.03)
                                                                    _______          _______

Net asset value, end of period                                      $ 10.02         $   9.91
                                                                    _______          _______
                                                                    _______          _______

Total investment return at net asset value (c)                       2.75%            (0.61%)
Net assets, end of period ($ millions)                               $97.8             $21.5
Ratio of expenses to average net assets                              0.40%(d,e)        0.40%(d)
Ratio of net investment income to average net assets                 3.32%(d,e)        3.24%(d)
Portfolio turnover rate                                              154%                24%

                                                                  Six Months
                                                                     Ended                            Years ended December 31,
                                                                   6/30/2002        ______________________________________________________________
Money Market Portfolio                                             (unaudited)         2001         2000         1999           1998          1997
                                                                    _______          _______     _______        ______        ______        ______

Net asset value, beginning of period                                $  1.00         $   1.00     $  1.00       $  1.00       $  1.00        $ 1.00
                                                                    _______          _______     _______        ______        ______        ______

Net investment income from investment operations                       0.01             0.04        0.06          0.05          0.05          0.05
Less: Dividends from net investment income                            (0.01)           (0.04)      (0.06)        (0.05)        (0.05)        (0.05)
                                                                    _______          _______     _______        ______        ______        ______

Net asset value, end of period                                      $  1.00         $   1.00     $  1.00       $  1.00       $  1.00        $ 1.00
                                                                    _______          _______     _______        ______        ______        ______
                                                                    _______          _______     _______        ______        ______        ______

Total return (c)                                                     0.77%             3.96%        6.21%        4.94%         5.32%         5.43%
Net assets, end of period ($ millions)                              $354.9            $407.7       $291.7      $294.9         $193.8        $121.2
Ratio of expenses to average net assets                              0.40%(d,f)        0.40%        0.40%        0.40%         0.40%         0.40%
Ratio of net investment income to average net assets                 1.55%(d,f)        3.76%        6.03%        4.86%        5.16%         5.27%

Notes to Financial Highlights:
______________________________
(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown is a balancing figure and may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemption of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Computed on an annualized basis.

(e) All expenses other than the investment advisory fee are being voluntarily paid by Thrivent Financial and LBVIP.  Had Thrivent
    Financial and LBVIP not undertaken such action, the ratio of expenses to average net assets would have been 0.46% and the ratio of net income to average net assets would have been 3.26% for the six month period ended June 30, 2002.

(f) All expenses other than the investment advisory fee are being voluntarily paid by Thrivent Financial and LBVIP.  Had Thrivent
    Financial and LBVIP not undertaken such action, the ratio of expenses to average net assets would have been 0.44% and the ratio of net income to average net assets would have been 1.51% for the six month period ended June 30, 2002.

                              The accompanying notes are an integral part of the financial statements.

LB Series Fund, Inc.
Notes to Financial Statements
June 30, 2002
(unaudited)

(1) ORGANIZATION

The LB Series Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund is divided into fourteen separate series (the "Portfolio(s)"), each with its own investment objective and policies. The fourteen Portfolios of the Fund are: Opportunity Growth Portfolio, FTI Small Cap Growth Portfolio, MFS Mid Cap Growth Portfolio, Mid Cap Growth Portfolio, World Growth Portfolio, FI All Cap Portfolio, Growth Portfolio, MFS Investors Growth Portfolio, TRP Growth Stock Portfolio, Value Portfolio, High Yield Portfolio, Income Portfolio, Limited Maturity Bond Portfolio and Money Market Portfolio. With the exception of MFS Mid Cap Growth Portfolio, all Portfolios operate as diversified series of LB Series Fund, Inc. The assets of each Portfolio are segregated and each has a separate class of capital stock.

The FTI Small Cap Growth Portfolio, MFS Mid Cap Growth Portfolio, FI All Cap Portfolio, MFS Investors Growth Portfolio, TRP Growth Stock Portfolio, Value Portfolio and Limited Maturity Bond Portfolios' registration was declared effective by the Securities and Exchange Commission and each began operation as a separates series of the LB Series Fund, Inc. on November 30, 2001.

The Fund serves as the investment vehicle to fund benefits for variable life insurance and variable annuity contracts issued by Thrivent Financial for Lutherans (Thrivent Financial) and Lutheran Brotherhood Variable Insurance Products Company (LBVIP), an indirect wholly owned subsidiary of Thrivent Financial.

(2) SIGNIFICANT ACCOUNTING POLICIES

Investment Security Valuations
Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the last quoted sales price at the close of each business day. Over-the-counter securities and listed securities for which no price is readily available are valued at prices within the range of the current bid and asked prices considered best to represent the value in the circumstances, based on quotes that are obtained from an independent pricing service approved by the Board of Directors. The pricing service, in determining values of securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange listed options and futures contracts are valued at the last quoted sales price. For all Portfolios other than the Money Market Portfolio, short-term securities with maturities of 60 days or less remaining are valued at amortized cost; those with maturities greater than 60 days are valued at the mean between bid and asked price. Short-term securities held by the Money Market Portfolio are valued on the basis of amortized cost (which approximates market value), whereby a security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium. The Money Market Portfolio follows procedures necessary to maintain a constant net asset value of $1.00 per share. All other securities for which market values are not readily available are appraised at fair value as determined in good faith by or under the direction of the Board of Directors.

Foreign Currency Translations
The accounting records of each Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Federal Income Taxes
No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income on a timely basis. It is also the intention of each Portfolio to distribute an amount sufficient to avoid imposition of any federal excise tax. Each Portfolio is treated as a separate taxable entity for federal income tax purposes.

Securities Transactions and Investment Income
Securities transactions are accounted for on trade date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

Interest income is determined on the basis of interest or discount earned on any short-term securities and interest earned on all other debt securities, including amortization of discount or premium. Dividend income is recorded on the ex-dividend date. For payment-in-kind securities, income is recorded on the ex-dividend date in the amount of the value received.

Distributions to Shareholders
Dividends from net investment income, if available, are declared and reinvested daily for the High Yield, Income, Limited Maturity Bond and Money Market Portfolios, and annually after the close of the Fund's fiscal year for the Opportunity Growth, FTI Small Cap Growth, MFS Mid Cap Growth, Mid Cap Growth, World Growth, FI All Cap, Growth, MFS Investors Growth, TRP Growth Stock, and Value Portfolios. With the exception of the Money Market Portfolio, net realized gains from securities transactions, if any, are distributed at least annually after the close of the Fund's fiscal year. Short-term gains and losses of the Money Market Portfolio are included in interest income and distributed daily. Dividend and capital gain distributions are recorded on the ex-dividend date.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of distributions, the year in which amounts are distributed may differ from the year that the income or net realized gains were recorded.

Options, Financial Futures and Forward Foreign Currency Contracts
Each Portfolio, with the exception of the Money Market Portfolio, may buy put and call options, write covered call options and buy and sell futures contracts. Each Portfolio intends to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. Each Portfolio may also enter into options and futures contracts on foreign currencies and forward foreign currency contracts to protect against adverse foreign exchange rate fluctuation.

Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A gain or loss is realized upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Upon entering into a futures contract, the Portfolio is required to deposit initial margin, either cash or securities in an amount equal to a certain percentage of the contract value. Subsequent variation margin payments are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. A gain or loss is realized when the contract is closed or expires.

Forward foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed.

Dollar Roll Transactions
Certain of the Portfolios enter into dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Portfolios sell mortgage securities and simultaneously agree to repurchase similar (same type, coupon and maturity) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Portfolios forgo principal and interest paid on the mortgage securities sold. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to "roll over" its purchase commitments. The Income and Limited Maturity Bond Portfolios earned $3,841,594 and $53,535, respectively, from such fees for the six months ended June 30, 2002.

When-Issued and Delayed Delivery Transactions
Each Portfolio may engage in when-issued or delayed delivery transactions. To the extent a Portfolio engages in such transactions, it will do so for the purpose of acquiring securities consistent with its investment objectives and policies and not for the purpose of investment leverage or to speculate on interest rate changes. On the trade date, assets are segregated on the Portfolio's records in a dollar amount sufficient to make payment for the securities to be purchased. Income is not accrued until settlement date.

Accounting Estimates
The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(3) INVESTMENT ADVISORY FEES AND OTHER EXPENSES

Investment Advisory Fees
Each Portfolio pays Thrivent Financial, the Fund's investment adviser, a fee for its advisory services. The fees are accrued daily and paid monthly. The fees are based on the following annual rates of average daily net assets:

                                                         Advisory Fees
Opportunity Growth Portfolio                                 0.40%

FTI Small Cap Growth Portfolio
   First $500 million                                        1.00%
   Over $500 million                                         0.90%

MFS Mid Cap Growth Portfolio
   First $500 million                                        0.90%
   Over $500 million                                         0.80%

Mid Cap Growth Portfolio                                     0.40%

World Growth Portfolio                                       0.85%

FI All Cap Portfolio
   First $500 million                                        0.95%
   Over $500 million                                         0.90%

Growth Portfolio                                             0.40%

MFS Investors Growth Portfolio
   First $500 million                                        0.80%
   Over $500 million                                         0.70%

TRP Growth Stock Portfolio
   First $500 million                                        0.80%
   Over $500 million                                         0.70%

Value Portfolio                                              0.60%

High Yield Portfolio                                         0.40%

Income Portfolio                                             0.40%

Limited Maturity Bond Portfolio                              0.40%

Money Market Portfolio                                       0.40%

Thrivent Financial pays Franklin Advisors, Inc. an annual sub-advisory fee for the performance of subadvisory services for the FTI Small Cap Growth Portfolio. The fee payable is equal to 0.60% for the first $200 million, 0.52% for the next $300 million, and 0.50% for average daily net assets over $500 million. The total amount paid by Thrivent Financial to Franklin Advisors, Inc. under the investment subadvisory contract for the six month period ended June 30, 2002 was $49,209.

Thrivent Financial pays Massachusetts Financial Services Company an annual subadvisory fee for the performance of subadvisory services for the MFS Mid Cap Growth Portfolio. The fee payable is equal to 0.475% for the first $100 million, 0.42% for the next $400 million, and 0.35% for average daily net assets over $500 million. The total amount paid by Thrivent Financial to Massachusetts Financial Services Company under the investment subadvisory contract for the six month period ended June 30, 2002 was $35,398.

Thrivent Financial pays T. Rowe Price International, Inc. an annual subadvisory fee for the performance of subadvisory services for the World Growth Portfolio. The fee payable is equal to 0.45% of the Portfolio's average daily net assets. The total amount paid by Thrivent Financial to T. Rowe Price International, Inc. under the investment subadvisory contract for the six month period ended June 30, 2002 was $946,424.

Thrivent Financial pays Fidelity Management & Research Company an annual subadvisory fee for the performance of subadvisory services for the FI All Cap Portfolio. The fee payable is equal to 0.60% for the first $100 million, 0.55% for the next $400 million, 0.50% for the next $250 million, and 0.45% for average daily net assets over $750 million. The total amount paid by Thrivent Financial to Fidelity Management & Research Company under the investment subadvisory contract for the six month period ended June 30, 2002 was $85,374.

Thrivent Financial pays Massachusetts Financial Services Company an annual subadvisory fee for the performance of subadvisory services for the MFS Investors Growth Portfolio. The fee payable is equal to 0.425% for the first $100 million, 0.40% for the next $400 million, and 0.35% for average daily net assets over $500 million. The total amount paid by Thrivent Financial to Massachusetts Financial Services Company under the investment subadvisory contract for the six month period ended June 30, 2002 was $35,727.

Thrivent Financial pays T. Rowe Price Associates, Inc. an annual subadvisory fee for the performance of subadvisory services for the TRP Growth Stock Portfolio. The fee payable is equal to 0.45% for the first $50 million, 0.40% for the next $450 million, and 0.35% for average daily net assets over $500 million. The total amount paid by Thrivent Financial to T. Rowe Price Associates, Inc. under the investment subadvisory contract for the six month period ended June 30, 2002 was $51,471.

Other Expenses
All expenses shown in the Statement of Operations other than the investment advisory fee are paid by Thrivent Financial and LBVIP pursuant to an Expense Reimbursement Agreement between the Fund, Thrivent Financial, and LBVIP. The Expense Reimbursement Agreement can be terminated at any time by the mutual agreement of the parties.

The Fund has adopted a deferred compensation plan that allows the independent directors of the Fund to defer the receipt of all or a portion of their director fees. Amounts that are deferred are invested in The Lutheran Brotherhood Family of Funds until distribution in accordance with the plan.

Certain officers and non-independent directors of the Fund are officers of Thrivent Financial and officers or directors of LBVIP; however, they receive no compensation from the Fund.

(4) DISTRIBUTIONS FROM CAPITAL GAINS

During the six months ended June 30, 2002, distributions from net realized capital gains of $25,715, $36,709 and $3,133, were paid by the MFS Mid Cap Growth, FI All Cap and TRP Growth Portfolios, respectively. These distributions related to net capital gains realized during the year ended December 31, 2001.

(5) CAPITAL LOSS CARRYOVER

During the six months ended June 30, 2002, the Income Portfolio utilized $30,902,576 of its capital loss carryover against net realized capital gains. At June 30, 2002, the following Portfolios had accumulated net realized capital loss carryovers expiring as follows:

 Expiration        Opportunity            Mid Cap         World Growth
    Year        Growth Portfolio     Growth Portfolio       Portfolio
  ________       _____________        _____________        ____________
    2009         $ 67,123,059         $ 62,696,503         $ 10,531,973
                 _____________        _____________        ____________
                 _____________        _____________        ____________

 Expiration          Growth             High Yield            Income
    Year            Portfolio            Portfolio           Portfolio
  ________       _____________        _____________        ____________
    2006                    -         $  4,536,501                    -
    2007                    -              597,597                    -
    2008                    -           14,056,110         $ 10,443,655
    2009         $304,615,661          288,927,133                    -
                 _____________        _____________        ____________
                 $304,615,661         $308,117,341         $ 10,443,655
                 _____________        _____________        ____________
                 _____________        _____________        ____________

To the extent these Portfolios realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers. Temporary timing differences of $14,276,537, $3,056, $11,161,546, $7,831,114, $11,342, $265,723,670, $14,984, $1,420, $2,103, $188,295,117, $3,935,104, and $44,540 existed between accumulated net realized capital gains or losses for financial statement and tax purposes as of June 30, 2002 for the Opportunity Growth, MFS Mid Cap Growth, Mid Cap Growth, World Growth, FI All Cap, Growth, MFS Investors Growth, TRP Growth Stock, Value, High Yield, Income, and Limited Maturity Bond Portfolios, respectively. These differences are due primarily to deferral of capital losses for tax purposes. A temporary timing difference of $6,070,892 existed between net investment income for financial statement and tax purposes as of June 30, 2002 for the High Yield Portfolio. This difference is due primarily to timing of income recognition for certain defaulted debt securities for tax purposes. A temporary timing difference of $237,790 existed between net investment income for financial statement and tax purposes as of June 30, 2002 for the World Growth Portfolio. This difference is due primarily to deferral of foreign currency losses for tax purposes.

(6) INVESTMENT TRANSACTIONS

Purchases and Sales of Investment Securities
For the six month period ended June 30, 2002, the cost of purchases and the proceeds from sales of investment securities other than U.S. Government and short-term securities were as follows:

                                                  In thousands
                                        ________________________________
              Portfolio                    Purchases             Sales
_________________________               _____________      _____________
Opportunity Growth                      $     192,592      $     228,864
FTI Small Cap Growth                           19,720              1,151
MFS Mid Cap Growth                             27,136              8,168
Mid Cap Growth                                141,794            146,885
World Growth                                   48,871             58,154
FI All Cap                                     59,597             17,714
Growth                                      1,370,533          1,537,754
MFS Investors Growth                           33,394             12,542
TRP Growth Stock                               33,370              2,520
Value                                          97,523             25,300
High Yield                                    368,186            387,448
Income                                        580,847            430,331
Limited Maturity Bond                          57,422             20,060

Purchases and sales of U.S. Government securities were:

                                                  In thousands
                                        ________________________________
              Portfolio                    Purchases             Sales
_________________________               _____________      _____________
Growth                                  $      21,773      $      24,958
MFS Investors Growth                              485                189
TRP Growth Stock                                1,316                 70
Value                                           3,571                  8
Income                                        298,285            345,346
Limited Maturity Bond                          84,263             55,299

Investments in Restricted Securities
The High Yield Portfolio owns restricted securities that were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. The aggregate value of restricted securities was $26,854,876 at June 30, 2002, which represented 3.085% of the net assets of the High Yield Portfolio.

Investments in High Yielding Securities
The High Yield Portfolio invests primarily in high yielding fixed income securities. The Income Portfolio may also invest in high-yielding securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

Investments in Options and Futures Contracts
The movement in the price of the instrument underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Fund's hedging strategy unsuccessful and could result in a loss to the Fund. In the event that a liquid secondary market would not exist, the Fund could be prevented from entering into a closing transaction which could result in additional losses to the Fund.

Foreign Denominated Investments
The World Growth Portfolio invests primarily in foreign denominated stocks. Foreign denominated assets and currency contracts may involve more risks than domestic transactions, including: currency risk, political and economic risk, regulatory risk, and market risk. The Portfolio may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Open Option Contracts
The number of contracts and premium amounts associated with call option contracts written during the six months ended June 30, 2002 were as follows:

                                                 Growth Portfolio
                                             _________________________
                                             Number of        Premium
                                             Contracts        Amount
                                             _________       _________
Balance at December 31, 2001                       700    $      93,849
Opened                                          12,371        2,350,398
Closed                                          (7,958)      (1,584,132)
Expired                                         (3,013)        (629,854)
Exercised                                       (1,850)        (189,762)
                                               _______        _________
Balance at June 30, 2002                           250    $      40,499
                                               _______        _________
                                               _______        _________

                                                 Income Portfolio
                                             _________________________
                                             Number of        Premium
                                             Contracts        Amount
                                             _________       _________
Balance at December 31, 2001                        75    $      56,628
Opened                                           1,275          523,424
Closed                                            (900)        (392,429)
Expired                                              -                -
Exercised                                         (300)        (137,448)
                                               _______        _________
Balance at June 30, 2002                           150    $      50,175
                                               _______        _________
                                               _______        _________

(7) CAPITAL STOCK

Authorized capital stock consists of two billion shares as follows:

                                            Shares              Par
             Portfolio                    Authorized           Value
________________________                 _____________        ________
Opportunity Growth                         100,000,000       $  0.01
FTI Small Cap                               50,000,000          0.01
MFS Mid Cap Growth                          50,000,000          0.01
Mid Cap Growth                             100,000,000          0.01
World Growth                               100,000,000          0.01
FI All Cap                                  50,000,000          0.01
Growth                                     350,000,000          0.01
MFS Investors Growth                        50,000,000          0.01
TRP Growth Stock                            50,000,000          0.01
Value                                       50,000,000          0.01
High Yield                                 300,000,000          0.01
Income                                     200,000,000          0.01
Limited Maturity Bond                       50,000,000          0.01
Money Market                               500,000,000          0.01

The shares of each portfolio have equal rights and privileges with all shares of that portfolio. Shares in the Fund are currently sold only to separate accounts of Thrivent Financial and LBVIP.

Transactions in capital stock were as follows:

                                                                                         Portfolios
                                          ___________________________________________________________________________________________________________
                                          Opportunity     FTI Small        MFS Mid         Mid Cap           World           FI
                                            Growth       Cap Growth      Cap Growth        Growth           Growth         All Cap         Growth
                                           __________     __________      __________       __________      __________      __________      __________
Shares outstanding at
   December 31, 2000                       34,517,863              -               -       33,456,631      40,576,910               -     195,127,199
   Shares sold                              1,706,940        539,761         571,113        6,646,712       3,060,335         619,666       5,758,419
   Shares issued on reinvestment
      of dividends and distributions        2,223,036              -               -        2,943,587       3,692,014               -      53,365,265
   Shares redeemed                         (3,065,933)             -               -       (1,791,263)     (3,398,943)              -     (17,668,830)
                                            _________     __________      __________       __________      __________      __________      __________

Shares outstanding at
   December 31, 2001                       35,381,906        539,761         571,113       41,255,667      43,930,316         619,666     236,582,053
   Shares sold                                331,234      1,970,747       2,123,282        1,455,239         873,921       4,367,110         817,926
   Shares issued on reinvestment
      of dividends and distributions           77,081              -           2,752           53,297         203,049           3,838       1,189,087
   Shares redeemed                         (3,508,431)       (26,092)        (69,769)      (2,113,654)     (2,318,767)        (14,872)    (19,697,251)
                                           __________     __________      __________       __________      __________      __________      __________

Shares outstanding at
   June 30, 2002                           32,281,790      2,484,416       2,627,378       40,650,549      42,688,519       4,975,742     218,891,815
                                           __________     __________      __________       __________      __________      __________      __________
                                           __________     __________      __________       __________      __________      __________      __________

                                                                                         Portfolios
                                           ___________________________________________________________________________________________________________
                                              MFS            TRP                                                            Limited
                                           Investors       Growth                           High                           Maturity         Money
                                            Growth          Stock          Value            Yield          Income            Bond          Market
                                           __________     __________      __________       __________      __________      __________      __________
Shares outstanding at
   December 31, 2000                                -              -               -      179,961,202     112,807,845               -     291,666,046
   Shares sold                                587,298        615,036         682,882        2,803,154      10,906,995       2,161,062     186,981,346
   Shares issued on reinvestment
      of dividends and distributions                -              -               -       24,079,914       7,345,354           5,564      13,976,067
   Shares redeemed                                  -              -               -      (20,538,753)     (6,128,796)              -     (84,929,716)
                                           __________     __________      __________       __________      __________      __________      __________

Shares outstanding at
   December 31, 2001                          587,298        615,036         682,882      186,305,517     124,931,398       2,166,626     407,693,743
   Shares sold                              2,280,190      3,376,019       7,760,211          808,245       1,669,828       7,543,045      26,659,833
   Shares issued on reinvestment
      of dividends and distributions               21            517             389       10,432,753       3,395,048          93,234       2,881,604
   Shares redeemed                            (15,488)       (16,622)         (1,028)     (14,503,340)     (6,108,921)        (41,439)    (82,362,438)
                                           __________     __________      __________       __________      __________      __________      __________

Shares outstanding at
   June 30, 2002                            2,852,021      3,974,950       8,442,454      183,043,175     123,887,353       9,761,466     354,872,742
                                           __________     __________      __________       __________      __________      __________      __________
                                           __________     __________      __________       __________      __________      __________      __________

8) LINE OF CREDIT

The Fund and The Lutheran Brotherhood Family of Funds are parties to an unsecured $50 million bank line of credit agreement with State Street Bank and Trust Company. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The Portfolios may borrow money for temporary or emergency purposes to fund shareholder redemptions. The Portfolios did not borrow against the line during the six month period ended June 30, 2002.

LB SERIES FUND, INC.

OPPORTUNITY GROWTH PORTFOLIO
FTI SMALL CAP GROWTH PORTFOLIO
MFS MID CAP GROWTH PORTFOLIO
MID CAP GROWTH PORTFOLIO
WORLD GROWTH PORTFOLIO
FI ALL CAP PORTFOLIO
GROWTH PORTFOLIO
MFS INVESTORS GROWTH PORTFOLIO
TRP GROWTH STOCK PORTFOLIO
VALUE PORTFOLIO
HIGH YIELD PORTFOLIO
INCOME PORTFOLIO
LIMITED MATURITY BOND PORTFOLIO
MONEY MARKET PORTFOLIO

DIRECTORS

Rolf F. Bjelland, Chairman
Herbert F. Eggerding, Jr.
Noel K. Estenson
Jodi L. Harpstead
Connie M. Levi

OFFICERS

Pamela J. Moret          Brenda J. Pederson
President                Vice President

Charles D. Gariboldi     Richard B. Ruckdashel
Treasurer                Vice President

John C. Bjork            Todd J. Kelly
Secretary                Assistant Treasurer

James H. Abitz           Gerard V. Vaillancourt
Vice President           Assistant Treasurer

Frederick P. Johnson     Marlene J. Nogle
Vice President           Assistant Secretary

This report is authorized for distribution to prospective investors only when preceded or accompanied by the current prospectuses.

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In response to contract owner concerns regarding multiple mailings, we are sending one LB Series Fund, Inc., Semiannual Report to each household. This consolidation helps reduce printing and postage costs, thereby saving contract owners' money. If you wish to receive an additional copy of this report, call us toll free at (800) 990-6290.